UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09253

Allspring Funds Trust

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

Matthew Prasse

Allspring Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: July 31

Registrant is making a filing for 9 of its series:

Allspring Disciplined U.S. Core Fund, Allspring Discovery Large Cap Growth Fund, Allspring Growth Fund, Allspring Special Large Cap Value Fund, Allspring Large Cap Core Fund, Allspring Large Cap Growth Fund, Allspring Large Company Value Fund, Allspring Discovery All Cap Growth Fund and Allspring Premier Large Company Growth Fund.

Date of reporting period: July 31, 2022

ITEM 1. REPORT TO STOCKHOLDERS

Annual Report
July 31, 2022
Allspring
Special Large Cap Value Fund
(formerly, Allspring Classic Value Fund)

The views expressed and any forward-looking statements are as of July 31, 2022, unless otherwise noted, and are those of the Fund's portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

Allspring Special Large Cap Value Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring Special Large Cap Value Fund for the 12-month period that ended July 31, 2022. Effective May 2, 2022, the Fund changed its name from Allspring Classic Value Fund to Allspring Special Large Cap Value Fund. Globally, stocks experienced rising volatility through the period, but overall, U.S. stocks didn’t fare as badly as non-U.S. equities while the global economy faced multiple challenges. Bonds also had poor performance during a difficult period, with major fixed income indexes all down for the 12-month period.
Earlier tailwinds provided by global stimulus programs, vaccination rollouts, and recovering consumer and corporate sentiment were more than offset by the highest rate of inflation in four decades, concerns about aggressive central bank rate hikes, more highly contagious COVID-19 variants, and the Russia-Ukraine war. The impact of already-significant supply chain disruptions was made worse by China’s COVID-19 lockdowns.
For the 12-month period, both stocks and bonds registered significant losses, with U.S. large-cap stocks faring better than non-U.S. developed market equities and emerging market stocks. Returns from fixed-income securities were also negative in a period of high inflation and sharply rising interest rates. For the period, U.S. stocks, based on the S&P 500 Index,1 lost 4.64%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned -15.26%, while the MSCI EM Index (Net) (USD)3  had weaker performance with a loss of 20.09%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -9.12%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 returned -18.45%, the Bloomberg Municipal Bond Index6 lost 6.93%, and the ICE BofA U.S. High Yield Index7 fell 7.72%.
Rising inflation, COVID, and the Russian invasion of Ukraine drove market performance.
The period began with the COVID-19 Delta variant producing outbreaks globally in August, feeding market volatility and casting doubts over the ongoing economic recovery. The U.S. economy remained strong despite the Delta variant, ongoing inflationary pressures, and worries over Hurricane Ida. Emerging market equities experienced elevated volatility, largely influenced by China’s regulatory stance. Municipal debt had its first monthly loss since February 2021. Among commodities, crude oil fell sharply as the Delta variant caused expectations to dampen. However, oil remained a leading asset-class performer for the year.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2022. ICE Data Indices, LLC. All rights reserved.

2  |  Allspring Special Large Cap Value Fund

Letter to shareholders (unaudited)
Global markets suffered their broadest retreat in a year during September, except for commodities, as concerns over inflation and the interest rate outlook depressed investor confidence. Emerging markets declined on concerns over supply chain disruptions along with rising energy and food prices. Meanwhile, the U.S. Federal Reserve (Fed) indicated it would soon start to slow the pace of asset purchases. U.S. concerns included a congressional showdown over the debt ceiling, the 2022 federal government budget, and the infrastructure package. Meanwhile, commodities thrived in September, driven by sharply higher energy prices.
Elevated inflation pressures and the global supply bottleneck continued in October, but strong earnings provided a bright spot in the U.S., the eurozone, and many Asian countries. Government bond yields rose globally as central banks prepared to tighten monetary policy. Commodity prices continued to rise, driven by sharply higher energy costs.
In November, as COVID-19 hospitalizations rose, most major global asset classes declined. Two exceptions were U.S. investment-grade bonds and Treasury inflation-protected securities. President Biden signed a long-awaited infrastructure bill to upgrade U.S. roads, bridges, and railways. Meanwhile, the Consumer Price Index (CPI),1 a measure of domestic inflation conditions, jumped to its highest level in 31 years. While the threat of consistently high inflation led the Fed to discuss a faster pace of tapering, the Omicron strain created uncertainty. Commodities lost ground for the month, driven by sharp declines in oil prices (and energy costs in general) as well as precious metals.
Global volatility lessened in December as data indicated a lower risk of severe disease and death from the Omicron variant. Even so, several countries introduced restrictions on travel and hospitality, among other sectors, in an effort to reduce the spread. In the U.S., data indicated a stable economy overall, with robust corporate earnings. Consumer spending potential looked strong heading into 2022 on elevated household savings and the lowest household debt ratio since 1973. U.S. corporate and high-yield bonds had monthly gains while Treasuries declined. Bonds were adversely affected by the projection of multiple rate hikes in 2022 by senior Federal Open Market Committee members.
In January 2022, the main focus was on potential U.S. interest rate hikes and the Russia-Ukraine conflict. The Fed hinted that a March interest rate hike was likely. Meanwhile, Russia threatened a potential invasion of Ukraine, which could disrupt Russia’s massive energy supplies and drive demand from non-Russian oil-producing countries. Elsewhere overseas, Europe saw food and energy prices spike, leading to rising inflation. Within fixed income, corporate bonds struggled in January, underperforming government bonds, as investors focused on continued elevated inflation and ongoing uncertainty over the U.S. monetary path.
The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodity markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics. Major global stock indexes were down in February, along with global bonds overall, with ongoing high levels of volatility in March along with mixed results that favored U.S. large-cap stocks. Prices of commodities spiked, including crude oil, natural gas, wheat, and precious metals, on elevated concerns of supply shortages. All of this fed already-high inflation concerns and added to expectations of more aggressive central bank interest rate hikes. Sweeping sanctions against Russia and corporate pullouts contributed to market volatility. Despite the geopolitical turmoil, the U.S. economic outlook remained largely unchanged, with a healthy job market and indications of growth.
In April, market volatility continued, with deepening losses across major capital markets, as both the S&P 500 and MSCI ACWI (Net)2 fell 8% or more for the month. The Chinese economy struggled through a strict lockdown as the government tried to contain a major COVID-19 outbreak, creating a global ripple effect that compounded existing supply shortages. This was exacerbated by the impact of the Russia-Ukraine war on global commodities. Meanwhile, U.S. annual inflation raged at 8.5%, its highest level since 1981, and investors braced themselves for aggressive Fed monetary tightening moves.
“ Global markets suffered their broadest retreat in a year during September, except for commodities, as concerns over inflation and the interest rate outlook depressed investor confidence.”
“ The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodity markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics.”

[1]	The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.
[2]	The MSCI ACWI (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. You cannot invest directly in an index.

Allspring Special Large Cap Value Fund  |  3

Letter to shareholders (unaudited)
Market volatility continued in May, although markets recovered ground late in the month. Value stocks continued to outperform growth stocks. The concerns that had dominated markets for months continued, including high inflation and geopolitical tensions that exacerbated high crude oil, gasoline, and food prices. In response, the Fed raised the federal funds rate by 0.50%, with broad expectations of multiple rate hikes to come. Meanwhile, highly contagious COVID-19 variants persisted. However, labor markets in the U.S., the U.K., and Europe remained strong. The U.S. recorded a 3.6% unemployment rate, although labor market participation remained low. U.S. retail sales for April, released in May, indicated a fourth consecutive monthly increase, reflecting continued consumer resilience.
A historically bad year in financial markets continued in June with stocks posting further losses enroute to their worst first half of a year in 50 years. Bonds didn't fare much better. Driving the losses were the same factors that have been at play: rising global inflation and fears of recession as central banks increase rates to try to curb inflation, which climbed above 9% in June in the U.S. The Fed raised its short-term rate by another 0.75% in June, ending the month at a 1.50%–1.75% range. Meanwhile, U.S. economic data remained relatively robust as the U.S. unemployment rate held steady at 3.6% and the housing market was only marginally affected, so far, by sharply higher mortgage rates.
Markets rebounded in July, led by U.S. stocks. While evidence began to point to an economic slowdown, and possibly a recession after two consecutive quarters of negative GDP growth, the U.S. labor market remained surprisingly robust: July nonfarm payrolls grew by more than 500,000 and U.S. unemployment dipped to 3.5%. Meanwhile, crude oil and retail gasoline prices, major contributors to recent overall inflation, fell substantially from earlier highs. And while U.S. housing market data indicated a continued rise in home prices, home sales fell as houses became less affordable with mortgage rates at a 13-year high. The Fed raised rates another 0.75% in July and forecasts pointed to continued rate increases.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Allspring Funds

For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.

4  |  Allspring Special Large Cap Value Fund

Letter to shareholders (unaudited)
Notice to Shareholders
Russia launched a large-scale invasion of Ukraine on February 24, 2022. As a result of this military action, the United States and many other countries have instituted various economic sanctions against Russian and Belarus individuals and entities. The situation has led to increased financial market volatility and has had severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities, such as oil and natural gas. The extent and duration of the military action, resulting sanctions imposed, other punitive action taken and the resulting market disruptions cannot be easily predicted.
Our solidarity and support goes out to our impacted employees and the people affected in Ukraine and their families. Allspring has a dedicated team of investment professionals actively monitoring the situation for any new developments and the potential impact to our clients and investment products. As the situation remains fluid, we are focused on the assessment of risks, valuation, and liquidity of impacted securities. Please visit our website at allspringglobal.com and click on “Russia-Ukraine Updates” for further information.
Notice to Shareholders
At a meeting held February 23-24, 2022, the Board of Trustees of the Allspring Funds approved changing the name of the Fund from Allspring Classic Value Fund to Allspring Special Large Cap Value Fund which became effective on May 2, 2022. There was no change to the Fund’s investment process because of the name change.

Allspring Special Large Cap Value Fund  |  5

Performance highlights (unaudited)
Investment objectiveThe Fund seeks long-term capital appreciation.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	James M. Tringas, CFA ®‡, Bryant VanCronkhite, CFA ®‡, CPA, Shane Zweck, CFA ®‡
Average annual total returns (%) as of July 31, 2022
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (EIVAX)	8-1-2006	-10.73	6.94	9.49	-5.29	8.21	10.14	1.19	1.11
Class C (EIVCX)	8-1-2006	-6.99	7.45	9.47	-5.99	7.45	9.47	1.94	1.86
Class R (EIVTX)[3]	3-1-2013	–	–	–	-5.47	8.00	9.91	1.44	1.36
Class R6 (EIVFX)[4]	11-30-2012	–	–	–	-4.86	8.86	10.68	0.76	0.65
Administrator Class (EIVDX)	7-30-2010	–	–	–	-5.07	8.40	10.34	1.11	0.95
Institutional Class (EIVIX)	8-1-2006	–	–	–	-4.96	8.65	10.59	0.86	0.70
Russell 1000® Value Index[5]	–	–	–	–	-1.43	8.26	11.10	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R, Class R6, Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through November 30, 2022, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.11% for Class A, 1.86% for Class C, 1.36% for Class R, 0.65% for Class R6, 0.95% for Administrator Class, and 0.70% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance shown for the Class R shares prior to their inception reflects the performance of the Institutional Class shares, adjusted to reflect the higher expenses applicable to the Class R shares.
[4]	Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.
[5]	The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price/book ratios and lower forecasted growth values. You cannot invest directly in an index.
Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to foreign investment risk and focused portfolio risk. Consult the Fund’s prospectus for additional information on these and other risks.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6  |  Allspring Special Large Cap Value Fund

Performance highlights (unaudited)
Growth of $10,000 investment as of July 31, 20221
[1]	The chart compares the performance of Class A shares for the most recent ten years with the Russell 1000® Value Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

Allspring Special Large Cap Value Fund  |  7

Performance highlights (unaudited)
MANAGER'S DISCUSSION
Fund highlights
■	The Fund underperformed its benchmark, the Russell 1000® Value Index, for the 12-month period that ended July 31, 2022.
■	Stock selection in health care and an overweight in the information technology (IT) sector detracted from the Fund’s relative performance.
■	Stock selection in materials and an underweight in the communication services sector contributed to relative performance.
Macro pressures, U.S. Federal Reserve (Fed) policies, and geopolitical events dominated.
Equity markets were choppy, driven by economic pressures of rising inflation and the Fed tightening as well as ramifications from the continued spread of COVID-19 variants. Additionally, the Russia-Ukraine war amplified worries around commodity supply issues driving inflation even higher. Investors expressed concerns around increased recession risks, record-high gasoline prices, significantly higher mortgage rates, and falling consumer sentiment, which pressured stock prices.
Rather than try to time when these macro headwinds will subside, we look to invest in companies that can control their destiny via their financial flexibility. Many companies have been forced to take defensive measures as inflation and interest rates have moved higher. While our companies are certainly not immune from these factors, their financial flexibility and competitive advantages allow them to navigate the current environment and be strategic as opportunities arise.
Ten largest holdings (%) as of July 31, 2022[1]
General Motors Company	4.14
Caterpillar Incorporated	4.00
Walmart Incorporated	3.78
American International Group Incorporated	3.65
D.R. Horton Incorporated	3.36
Cigna Corporation	3.32
NextEra Energy Incorporated	3.23
AerCap Holdings NV	3.14
Alphabet Incorporated Class C	2.86
ConocoPhillips	2.79
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.
Elevated market volatility provided numerous opportunities for portfolio repositioning to take advantage of dislocations between short-term fears and the long-term cash generation ability of our holdings when seen through our reward-to-risk lens. Overall, the most notable sector weight changes included decreases within financials and consumer discretionary and increases in materials and health care.
Detractors from performance included stock selection in health care and an overweight in the underperforming IT sector.
Within the health care sector, a medical device company, Teleflex Inc., detracted from relative returns. In recent years, management has deployed capital to acquire businesses that diversify the company’s global product set. The goal is to create a growing, more-sustainable cash stream. During the period, however, shares were hurt by a Medicare reimbursement decision and continued pandemic concerns that we believe to be overly pessimistic. Auto manufacturer General Motors Co. (GM) detracted from relative returns. GM has a leading market share position in large pickup trucks and tangential subsidiaries that generate strong free cash flow to help facilitate future balance-sheet deployment. The company is facing near-term commodity and logistic headwinds that we believe will subside. We expect GM to benefit from historically low vehicle inventories and be recognized for its transformation into more of a technology company.
Key contributors included stock selection within materials and an underweight in the worst-performing communication services sector.
Within materials, the largest contributor to the Fund’s performance was FMC Corp*., which develops, markets, and sells crop protection globally. We initiated a position after operational challenges from the supply chain were compounded by management comments that they would not be pushing price in order to pursue growth. We correctly assessed, through additional conversations with management, that the commentary on price/volume was a miscommunication. Subsequently, improvement in operational performance and price increases drove shares higher. Contributing the most to the Fund’s performance was ConocoPhillips, which explores, produces, and markets crude oil and natural gas. The stock benefited from a significant rise

*	This security was no longer held at the end of the reporting period.

8  |  Allspring Special Large Cap Value Fund

Performance highlights (unaudited)
in oil and gas prices. We believe that ConocoPhillips can execute its strategy in a wide range of commodity prices, and we expect continued strong cash-flow generation with disciplined allocation of that cash, particularly as the Shell Permian acquisition is integrated into the company.
Sector allocation as of July 31, 2022[1]
[1]	Figures represent the percentage of the Fund's long-term investments. These amounts are subject to change and may have changed since the date specified.
We expect continued market volatility for the remainder of 2022 as investors digest recession risks, inflationary pressures, and the Fed’s response.
Our process tends to perform best in the middle and late innings of a cycle, as early cyclical beneficiaries give way to companies with sustainable free cash flow and flexible balance sheets. We take comfort in the defensive capabilities of our investment process to protect capital as economic headwinds increase, but we also appreciate our companies’ ability to “play offense” and deploy capital when accretive opportunities present themselves. Through our bottom-up stock selection process, we focus on investing in companies that we believe have the potential to generate strong cash flows and have the balance sheet flexibility to make effective investment decisions. In our view, this approach may better position our investments to reap outsized rewards relative to the level of risk taken. Because of this disciplined investment process, we remain confident in our ability to navigate all economic environments over the long term.

Allspring Special Large Cap Value Fund  |  9

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from February 1, 2022 to July 31, 2022.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 2-1-2022	Ending account value 7-31-2022	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$ 917.39	$5.18	1.09%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.39	$5.46	1.09%
Class C
Actual	$1,000.00	$ 914.10	$8.83	1.86%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.57	$9.30	1.86%
Class R
Actual	$1,000.00	$ 916.80	$6.18	1.30%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.35	$6.51	1.30%
Class R6
Actual	$1,000.00	$ 919.48	$3.09	0.65%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.57	$3.26	0.65%
Administrator Class
Actual	$1,000.00	$ 918.26	$4.33	0.91%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.28	$4.56	0.91%
Institutional Class
Actual	$1,000.00	$ 918.81	$3.33	0.70%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.32	$3.51	0.70%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half-year period).

10  |  Allspring Special Large Cap Value Fund

Portfolio of investments—July 31, 2022

	Shares	Value
Common stocks: 96.98%
Communication services: 5.49%
Interactive media & services: 2.86%
Alphabet Incorporated Class C †	192,080	$ 22,404,211
Media: 2.63%
Comcast Corporation Class A	547,340	20,536,197
Consumer discretionary: 7.50%
Automobiles: 4.14%
General Motors Company †	891,925	32,341,201
Household durables: 3.36%
D.R. Horton Incorporated	336,829	26,282,767
Consumer staples: 7.91%
Beverages: 2.20%
Keurig Dr. Pepper Incorporated	444,617	17,224,463
Food & staples retailing: 3.78%
Walmart Incorporated	224,009	29,580,388
Food products: 1.93%
Mondelez International Incorporated Class A	235,102	15,055,932
Energy: 7.38%
Oil, gas & consumable fuels: 7.38%
ConocoPhillips	224,205	21,844,293
EOG Resources Incorporated	179,215	19,932,292
Exxon Mobil Corporation	164,134	15,909,509
		57,686,094
Financials: 13.19%
Banks: 4.33%
Bank of America Corporation	564,157	19,074,148
JPMorgan Chase & Company	128,153	14,783,730
		33,857,878
Capital markets: 4.68%
Intercontinental Exchange Incorporated	182,570	18,620,314
The Goldman Sachs Group Incorporated	53,946	17,985,057
		36,605,371
Insurance: 3.65%
American International Group Incorporated	550,656	28,507,461
Mortgage REITs: 0.53%
Annaly Capital Management Incorporated	603,771	4,153,944
Health care: 16.38%
Biotechnology: 1.22%
Vertex Pharmaceuticals Incorporated †	33,960	9,522,724
The accompanying notes are an integral part of these financial statements.

Allspring Special Large Cap Value Fund  |  11

Portfolio of investments—July 31, 2022

	Shares	Value
Health care equipment & supplies: 7.50%
Abbott Laboratories	77,427	$ 8,427,157
Medtronic plc	201,420	18,635,378
Stryker Corporation	65,464	14,058,394
Teleflex Incorporated	73,027	17,560,072
		58,681,001
Health care providers & services: 4.90%
Cigna Corporation	94,359	25,982,694
Humana Incorporated	25,562	12,320,884
		38,303,578
Pharmaceuticals: 2.76%
Merck & Company Incorporated	241,688	21,592,406
Industrials: 15.28%
Aerospace & defense: 0.23%
Raytheon Technologies Corporation	19,422	1,810,325
Commercial services & supplies: 2.57%
Waste Management Incorporated	122,020	20,079,611
Industrial conglomerates: 2.76%
Honeywell International Incorporated	111,972	21,550,131
Machinery: 6.58%
Caterpillar Incorporated	157,861	31,295,943
Parker-Hannifin Corporation	58,715	16,973,919
Stanley Black & Decker Incorporated	32,813	3,193,689
		51,463,551
Trading companies & distributors: 3.14%
AerCap Holdings NV †	547,919	24,579,646
Information technology: 15.48%
IT services: 7.99%
Accenture plc Class A	58,242	17,837,195
Akamai Technologies Incorporated †	182,478	17,558,033
Fiserv Incorporated †	124,596	13,167,305
Visa Incorporated Class A	65,565	13,906,992
		62,469,525
Semiconductors & semiconductor equipment: 2.38%
NXP Semiconductors NV	101,361	18,638,261
Software: 5.11%
Microsoft Corporation	69,520	19,517,045
Salesforce.com Incorporated †	111,097	20,444,070
		39,961,115
Materials: 5.14%
Construction materials: 2.78%
Vulcan Materials Company	131,456	21,733,620
The accompanying notes are an integral part of these financial statements.

12  |  Allspring Special Large Cap Value Fund

Portfolio of investments—July 31, 2022

	Shares	Value
Containers & packaging: 2.36%
Avery Dennison Corporation	96,909	$ 18,457,288
Utilities: 3.23%
Electric utilities: 3.23%
NextEra Energy Incorporated	298,606	25,229,222
Total Common stocks (Cost $643,774,284)		758,307,911

		Yield
Short-term investments: 3.08%
Investment companies: 3.08%
Allspring Government Money Market Fund Select Class ♠∞		1.76%	24,131,967	24,131,967
Total Short-term investments (Cost $24,131,967)				24,131,967
Total investments in securities (Cost $667,906,251)	100.06%			782,439,878
Other assets and liabilities, net	(0.06)			(494,209)
Total net assets	100.00%			$781,945,669

†	Non-income-earning security
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$11,505,493	$197,185,166	$(184,558,692)	$0	$0	$24,131,967	24,131,967	$63,318
The accompanying notes are an integral part of these financial statements.

Allspring Special Large Cap Value Fund  |  13

Statement of assets and liabilities—July 31, 2022

Assets
Investments in unaffiliated securities, at value (cost $643,774,284)	$ 758,307,911
Investments in affiliated securities, at value (cost $24,131,967)	24,131,967
Receivable for dividends	513,338
Receivable for Fund shares sold	164,071
Prepaid expenses and other assets	29,925
Total assets	783,147,212
Liabilities
Payable for Fund shares redeemed	489,247
Management fee payable	363,882
Shareholder servicing fees payable	136,013
Administration fees payable	95,230
Trustees’ fees and expenses payable	1,905
Distribution fees payable	1,164
Accrued expenses and other liabilities	114,102
Total liabilities	1,201,543
Total net assets	$781,945,669
Net assets consist of
Paid-in capital	$ 605,654,177
Total distributable earnings	176,291,492
Total net assets	$781,945,669
Computation of net asset value and offering price per share
Net assets – Class A	$ 249,213,013
Shares outstanding – Class A1	21,376,475
Net asset value per share – Class A	$11.66
Maximum offering price per share – Class A2	$12.37
Net assets – Class C	$ 1,923,436
Shares outstanding – Class C1	170,574
Net asset value per share – Class C	$11.28
Net assets – Class R	$ 104,262
Shares outstanding – Class R1	8,847
Net asset value per share – Class R	$11.79
Net assets – Class R6	$ 42,877,797
Shares outstanding – Class R6[1]	3,755,018
Net asset value per share – Class R6	$11.42
Net assets – Administrator Class	$ 436,334,805
Shares outstanding – Administrator Class[1]	34,997,129
Net asset value per share – Administrator Class	$12.47
Net assets – Institutional Class	$ 51,492,356
Shares outstanding – Institutional Class[1]	4,373,766
Net asset value per share – Institutional Class	$11.77
[1]	The Fund has an unlimited number of authorized shares.
[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

14  |  Allspring Special Large Cap Value Fund

Statement of operations—year ended July 31, 2022

Investment income
Dividends (net of foreign withholdings taxes of $40,728)	$ 13,655,499
Income from affiliated securities	63,318
Total investment income	13,718,817
Expenses
Management fee	5,843,914
Administration fees
Class A	584,069
Class C	4,610
Class R	219
Class R6	8,780
Administrator Class	620,968
Institutional Class	77,916
Shareholder servicing fees
Class A	675,503
Class C	5,466
Class R	261
Administrator Class	1,181,523
Distribution fees
Class C	16,345
Class R	192
Custody and accounting fees	38,210
Professional fees	40,138
Registration fees	77,043
Shareholder report expenses	24,006
Trustees’ fees and expenses	20,098
Other fees and expenses	18,915
Total expenses	9,238,176
Less: Fee waivers and/or expense reimbursements
Fund-level	(588,570)
Class A	(13,182)
Class R6	(7,393)
Administrator Class	(475,185)
Institutional Class	(45,211)
Net expenses	8,108,635
Net investment income	5,610,182
Realized and unrealized gains (losses) on investments
Net realized gains on investments	76,574,770
Net change in unrealized gains (losses) on investments	(125,314,708)
Net realized and unrealized gains (losses) on investments	(48,739,938)
Net decrease in net assets resulting from operations	$ (43,129,756)
The accompanying notes are an integral part of these financial statements.

Allspring Special Large Cap Value Fund  |  15

Statement of changes in net assets

	Year ended July 31, 2022		Year ended July 31, 2021
Operations
Net investment income		$ 5,610,182		$ 7,480,555
Payment from affiliate		0		91,336
Net realized gains on investments		76,574,770		141,881,141
Net change in unrealized gains (losses) on investments		(125,314,708)		87,092,988
Net increase (decrease) in net assets resulting from operations		(43,129,756)		236,546,020
Distributions to shareholders from
Net investment income and net realized gains
Class A		(53,341,156)		(2,978,223)
Class C		(416,230)		0
Class R		(18,487)		(777)
Class R6		(1,180,752)		(209,259)
Administrator Class		(87,453,886)		(5,693,424)
Institutional Class		(12,533,899)		(1,346,136)
Total distributions to shareholders		(154,944,410)		(10,227,819)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	324,090	4,276,971	440,636	5,715,815
Class C	36,301	482,008	20,672	266,040
Class R	948	12,262	942	12,698
Class R6	3,978,072	49,735,620	345,499	4,430,363
Administrator Class	171,967	2,395,405	174,108	2,515,174
Institutional Class	1,030,473	15,516,545	518,647	6,693,911
		72,418,811		19,634,001
Reinvestment of distributions
Class A	3,914,851	50,679,898	224,806	2,850,540
Class C	33,272	416,230	0	0
Class R	1,414	18,487	49	634
Class R6	92,916	1,180,752	9,761	121,435
Administrator Class	5,964,339	82,619,695	399,009	5,342,733
Institutional Class	904,435	11,838,887	105,062	1,339,551
		146,753,949		9,654,893
Payment for shares redeemed
Class A	(2,509,378)	(32,782,415)	(2,696,686)	(34,836,613)
Class C	(60,475)	(791,051)	(259,632)	(3,123,585)
Class R	(1,052)	(16,024)	(73)	(909)
Class R6	(1,355,475)	(18,601,665)	(351,081)	(4,814,715)
Administrator Class	(2,691,847)	(37,718,367)	(2,587,756)	(35,964,411)
Institutional Class	(1,720,987)	(23,698,526)	(3,857,032)	(51,528,718)
		(113,608,048)		(130,268,951)
Net increase (decrease) in net assets resulting from capital share transactions		105,564,712		(100,980,057)
Total increase (decrease) in net assets		(92,509,454)		125,338,144
Net assets
Beginning of period		874,455,123		749,116,979
End of period		$ 781,945,669		$ 874,455,123
The accompanying notes are an integral part of these financial statements.

16  |  Allspring Special Large Cap Value Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended July 31
Class A	2022	2021	2020	2019	2018
Net asset value, beginning of period	$14.98	$11.35	$13.13	$13.05	$12.61
Net investment income	0.06	0.11	0.14	0.10	0.11
Payment from affiliate	0.00	0.00 [1]	0.00	0.00	0.00
Net realized and unrealized gains (losses) on investments	(0.59)	3.66	(0.58)	0.94	1.39
Total from investment operations	(0.53)	3.77	(0.44)	1.04	1.50
Distributions to shareholders from
Net investment income	(0.09)	(0.14)	(0.10)	(0.12)	(0.06)
Net realized gains	(2.70)	0.00	(1.24)	(0.84)	(1.00)
Total distributions to shareholders	(2.79)	(0.14)	(1.34)	(0.96)	(1.06)
Net asset value, end of period	$11.66	$14.98	$11.35	$13.13	$13.05
Total return[2]	(5.29)%	33.49% [3]	(4.25)%	9.03%	12.43%
Ratios to average net assets (annualized)
Gross expenses	1.17%	1.18%	1.18%	1.18%	1.18%
Net expenses	1.09%	1.09%	1.10%	1.10%	1.10%
Net investment income	0.52%	0.77%	1.20%	0.81%	0.83%
Supplemental data
Portfolio turnover rate	40%	46%	34%	27%	21%
Net assets, end of period (000s omitted)	$249,213	$294,248	$245,977	$291,111	$289,683

[1]	Amount is less than $0.005.
[2]	Total return calculations do not include any sales charges.
[3]	During the year ended July 31, 2021, the Fund received a payment from an affiliate that had an impact of less than 0.005% on total return. See Note 4 in the Notes to Financial Statements for additional information.
The accompanying notes are an integral part of these financial statements.

Allspring Special Large Cap Value Fund  |  17

Financial highlights
(For a share outstanding throughout each period)
	Year ended July 31
Class C	2022	2021	2020	2019	2018
Net asset value, beginning of period	$14.59	$10.99	$12.75	$12.69	$12.31
Net investment income (loss)	(0.03) [1]	0.01 [1]	0.05 [1]	0.00 [1,2]	0.01 [1]
Payment from affiliate	0.00	0.05	0.00	0.00	0.00
Net realized and unrealized gains (losses) on investments	(0.58)	3.54	(0.57)	0.92	1.37
Total from investment operations	(0.61)	3.60	(0.52)	0.92	1.38
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	(0.02)	0.00
Net realized gains	(2.70)	0.00	(1.24)	(0.84)	(1.00)
Total distributions to shareholders	(2.70)	0.00	(1.24)	(0.86)	(1.00)
Net asset value, end of period	$11.28	$14.59	$10.99	$12.75	$12.69
Total return[3]	(5.99)%	32.76% [4]	(4.99)%	8.16%	11.65%
Ratios to average net assets (annualized)
Gross expenses	1.92%	1.93%	1.94%	1.94%	1.93%
Net expenses	1.86%	1.86%	1.86%	1.86%	1.86%
Net investment income (loss)	(0.24)%	0.05%	0.44%	0.03%	0.08%
Supplemental data
Portfolio turnover rate	40%	46%	34%	27%	21%
Net assets, end of period (000s omitted)	$1,923	$2,356	$4,401	$7,370	$19,874

[1]	Calculated based upon average shares outstanding
[2]	Amount is less than $0.005.
[3]	Total return calculations do not include any sales charges.
[4]	During the year ended July 31, 2021, the Fund received a payment from an affiliate that had an impact of 0.50% on total return. See Note 4 in the Notes to Financial Statements for additional information.
The accompanying notes are an integral part of these financial statements.

18  |  Allspring Special Large Cap Value Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended July 31
Class R	2022	2021	2020	2019	2018
Net asset value, beginning of period	$15.11	$11.42	$13.22	$13.15	$12.70
Net investment income	0.04	0.07	0.11	0.06	0.05
Payment from affiliate	0.00	0.03	0.00	0.00	0.00
Net realized and unrealized gains (losses) on investments	(0.61)	3.71	(0.59)	0.95	1.44
Total from investment operations	(0.57)	3.81	(0.48)	1.01	1.49
Distributions to shareholders from
Net investment income	(0.05)	(0.12)	(0.08)	(0.10)	(0.04)
Net realized gains	(2.70)	0.00	(1.24)	(0.84)	(1.00)
Total distributions to shareholders	(2.75)	(0.12)	(1.32)	(0.94)	(1.04)
Net asset value, end of period	$11.79	$15.11	$11.42	$13.22	$13.15
Total return	(5.47)%	33.51% [1]	(4.56)%	8.70%	12.21%
Ratios to average net assets (annualized)
Gross expenses	1.36%	1.41%	1.41%	1.43%	1.44%
Net expenses	1.33%	1.36%	1.36%	1.36%	1.36%
Net investment income	0.30%	0.49%	0.95%	0.55%	0.56%
Supplemental data
Portfolio turnover rate	40%	46%	34%	27%	21%
Net assets, end of period (000s omitted)	$104	$114	$76	$88	$74

[1]	During the year ended July 31, 2021, the Fund received a payment from an affiliate that had an impact of 0.23% on total return. See Note 4 in the Notes to Financial Statements for additional information.
The accompanying notes are an integral part of these financial statements.

Allspring Special Large Cap Value Fund  |  19

Financial highlights
(For a share outstanding throughout each period)
	Year ended July 31
Class R6	2022	2021	2020	2019	2018
Net asset value, beginning of period	$14.73	$11.16	$12.93	$12.92	$12.49
Net investment income	0.18	0.16	0.19 [1]	0.16 [1]	0.16
Net realized and unrealized gains (losses) on investments	(0.64)	3.60	(0.57)	1.00	1.39
Total from investment operations	(0.46)	3.76	(0.38)	1.16	1.55
Distributions to shareholders from
Net investment income	(0.15)	(0.19)	(0.15)	(0.31)	(0.12)
Net realized gains	(2.70)	0.00	(1.24)	(0.84)	(1.00)
Total distributions to shareholders	(2.85)	(0.19)	(1.39)	(1.15)	(1.12)
Net asset value, end of period	$11.42	$14.73	$11.16	$12.93	$12.92
Total return	(4.86)%	34.05%	(3.87)%	10.38%	12.96%
Ratios to average net assets (annualized)
Gross expenses	0.75%	0.76%	0.76%	0.76%	0.75%
Net expenses	0.65%	0.65%	0.65%	0.65%	0.65%
Net investment income	0.97%	1.22%	1.67%	1.27%	1.29%
Supplemental data
Portfolio turnover rate	40%	46%	34%	27%	21%
Net assets, end of period (000s omitted)	$42,878	$15,313	$11,552	$4,231	$2,578

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.

20  |  Allspring Special Large Cap Value Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended July 31
Administrator Class	2022	2021	2020	2019	2018
Net asset value, beginning of period	$15.83	$11.99	$13.81	$13.68	$13.17
Net investment income	0.09	0.13	0.17	0.12	0.13
Payment from affiliate	0.00	0.00 [1]	0.00	0.00	0.00
Net realized and unrealized gains (losses) on investments	(0.63)	3.88	(0.62)	1.00	1.47
Total from investment operations	(0.54)	4.01	(0.45)	1.12	1.60
Distributions to shareholders from
Net investment income	(0.12)	(0.17)	(0.13)	(0.15)	(0.09)
Net realized gains	(2.70)	0.00	(1.24)	(0.84)	(1.00)
Total distributions to shareholders	(2.82)	(0.17)	(1.37)	(0.99)	(1.09)
Net asset value, end of period	$12.47	$15.83	$11.99	$13.81	$13.68
Total return	(5.07)%	33.75% [2]	(4.15)%	9.21%	12.63%
Ratios to average net assets (annualized)
Gross expenses	1.09%	1.11%	1.11%	1.11%	1.10%
Net expenses	0.92%	0.92%	0.93%	0.95%	0.95%
Net investment income	0.70%	0.94%	1.37%	0.96%	0.98%
Supplemental data
Portfolio turnover rate	40%	46%	34%	27%	21%
Net assets, end of period (000s omitted)	$436,335	$499,628	$402,567	$464,041	$469,464

[1]	Amount is less than $0.005.
[2]	During the year ended July 31, 2021, the Fund received a payment from an affiliate that had an impact of 0.03% on total return. See Note 4 in the Notes to Financial Statements for additional information.
The accompanying notes are an integral part of these financial statements.

Allspring Special Large Cap Value Fund  |  21

Financial highlights
(For a share outstanding throughout each period)
	Year ended July 31
Institutional Class	2022	2021	2020	2019	2018
Net asset value, beginning of period	$15.10	$11.44	$13.22	$13.14	$12.68
Net investment income	0.12 [1]	0.16 [1]	0.19 [1]	0.15 [1]	0.22
Net realized and unrealized gains (losses) on investments	(0.61)	3.70	(0.58)	0.94	1.35
Total from investment operations	(0.49)	3.86	(0.39)	1.09	1.57
Distributions to shareholders from
Net investment income	(0.14)	(0.20)	(0.15)	(0.17)	(0.11)
Net realized gains	(2.70)	0.00	(1.24)	(0.84)	(1.00)
Total distributions to shareholders	(2.84)	(0.20)	(1.39)	(1.01)	(1.11)
Net asset value, end of period	$11.77	$15.10	$11.44	$13.22	$13.14
Total return	(4.96)%	34.01%	(3.86)%	9.44%	12.96%
Ratios to average net assets (annualized)
Gross expenses	0.85%	0.86%	0.86%	0.86%	0.85%
Net expenses	0.70%	0.70%	0.70%	0.70%	0.70%
Net investment income	0.92%	1.22%	1.59%	1.22%	1.24%
Supplemental data
Portfolio turnover rate	40%	46%	34%	27%	21%
Net assets, end of period (000s omitted)	$51,492	$62,796	$84,544	$106,869	$137,263

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.

22  |  Allspring Special Large Cap Value Fund

Notes to financial statements
1. ORGANIZATION
Allspring Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Special Large Cap Value Fund (formerly, Allspring Classic Value Fund) (the "Fund") which is a diversified series of the Trust.
Effective on November 1, 2021, the sale transaction of Wells Fargo Asset Management ("WFAM") by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. was closed. In connection with the closing of the transaction, WFAM became known as Allspring Global Investments (“Allspring”) and various entities that provided services to the Fund changed their names to "Allspring", including Allspring Funds Management, LLC, the investment manager to the Fund, Allspring Global Investments, LLC and Allspring Global Investments (UK) Limited, both registered investment advisers providing subadvisory services to certain funds, and Allspring Funds Distributor, LLC, the Fund's principal underwriter. Consummation of the transaction resulted in a new investment management agreement and subadvisory agreement which became effective on November 1, 2021.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Allspring Global Investments Pricing Committee at Allspring Funds Management, LLC ("Allspring Funds Management"). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Allspring Global Investments Pricing Committee which may include items for ratification.
Securities lending
The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the "Securities Lending Fund"), an affiliated non-registered investment company. Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund, if any, is included in securities lending income (including from affiliate) (net of fees and rebates) on the Statement of Operations.
In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the

Allspring Special Large Cap Value Fund  |  23

Notes to financial statements
collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Distributions to shareholders
Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of July 31, 2022, the aggregate cost of all investments for federal income tax purposes was $668,785,526 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$160,673,359
Gross unrealized losses	(47,019,007)
Net unrealized gains	$113,654,352
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

24  |  Allspring Special Large Cap Value Fund

Notes to financial statements
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of July 31, 2022:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Communication services	$ 42,940,408	$0	$0	$ 42,940,408
Consumer discretionary	58,623,968	0	0	58,623,968
Consumer staples	61,860,783	0	0	61,860,783
Energy	57,686,094	0	0	57,686,094
Financials	103,124,654	0	0	103,124,654
Health care	128,099,709	0	0	128,099,709
Industrials	119,483,264	0	0	119,483,264
Information technology	121,068,901	0	0	121,068,901
Materials	40,190,908	0	0	40,190,908
Utilities	25,229,222	0	0	25,229,222
Short-term investments
Investment companies	24,131,967	0	0	24,131,967
Total assets	$782,439,878	$0	$0	$782,439,878
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended July 31, 2022, the Fund did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $500 million	0.700%
Next $500 million	0.675
Next $1 billion	0.650
Next $2 billion	0.625
Next $1 billion	0.600
Next $3 billion	0.590
Next $2 billion	0.565
Next $2 billion	0.555
Next $4 billion	0.530
Over $16 billion	0.505
For the year ended July 31, 2022, the management fee was equivalent to an annual rate of 0.69% of the Fund’s average daily net assets.

Allspring Special Large Cap Value Fund  |  25

Notes to financial statements
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC ("Allspring Investments"), an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.35% and declining to 0.25% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.21%
Class C	0.21
Class R	0.21
Class R6	0.03
Administrator Class	0.13
Institutional Class	0.13
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through November 30, 2022 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. As of July 31, 2022, the contractual expense caps are as follows:
Expense ratio caps
Class A	1.11%
Class C	1.86
Class R	1.36
Class R6	0.65
Administrator Class	0.95
Institutional Class	0.70
Distribution fees
The Trust has adopted a distribution plan for Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C and Class R shares and paid to Allspring Funds Distributor, LLC ("Allspring Funds Distributor"), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate of 0.75% of the average daily net assets of Class C shares and 0.25% of the average daily net assets of Class R shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended July 31, 2022, Allspring

26  |  Allspring Special Large Cap Value Fund

Notes to financial statements
Funds Distributor received $4,659 from the sale of Class A shares and $17 in contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class A shares for the year ended July 31, 2022.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Class R, and Administrator Class are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates, and to certain entities that were affiliates of the Fund until November 1, 2021.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
Other transactions
On August 14, 2020, Class A, Class C, Class R, and Administrator Class of the Fund were reimbursed by Allspring Funds Management in the amount of $111, $8,863, $191 and $82,171, respectively. The reimbursements were made in connection with resolving certain fee reimbursements.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended July 31, 2022 were $334,428,112 and $388,904,377, respectively.
6. SECURITIES LENDING TRANSACTIONS
The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Allspring Funds Management and is subadvised by Allspring Investments. Allspring Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Allspring Funds Management are paid to Allspring Investments for its services as subadviser.
In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of July 31, 2022, the Fund did not have any securities on loan.
7. BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee equal based on the unused balance is allocated to each participating fund.
For the year ended July 31, 2022, there were no borrowings by the Fund under the agreement.
8. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended July 31, 2022 and July 31, 2021 were as follows:
	Year ended July 31
	2022	2021
Ordinary income	$ 17,276,792	$10,227,819
Long-term capital gain	137,667,618	0

Allspring Special Large Cap Value Fund  |  27

Notes to financial statements
As of July 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$16,706,918	$46,011,352	$113,654,352
9. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
10. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.

28  |  Allspring Special Large Cap Value Fund

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Special Large Cap Value Fund (formerly, Wells Fargo Classic Value Fund) (the Fund), one of the funds constituting Allspring Funds Trust (formerly, Wells Fargo Funds Trust), including the portfolio of investments, as of July 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the  financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of July 31, 2022, by correspondence with the custodian and transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
September 27, 2022

Allspring Special Large Cap Value Fund  |  29

Other information (unaudited)
TAX INFORMATION
For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 81% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended July 31, 2022.
Pursuant to Section 852 of the Internal Revenue Code, $137,667,618 was designated as a 20% rate gain distribution for the fiscal year ended July 31, 2022.
Pursuant to Section 854 of the Internal Revenue Code, $14,599,660 of income dividends paid during the fiscal year ended July 31, 2022 has been designated as qualified dividend income (QDI).
For the fiscal year ended July 31, 2022, $7,723 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
For the fiscal year ended July 31, 2022, $10,381,253 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

30  |  Allspring Special Large Cap Value Fund

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 136 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Allspring Special Large Cap Value Fund  |  31

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously taught at Cornell University from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. McKnight Foundation Consultant, November 2020 to February 2021. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Consultant (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

32  |  Allspring Special Large Cap Value Fund

Other information (unaudited)
Officers2
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	President, Chief Executive Officer and Director of Allspring Funds Management, LLC since 2017 and co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, since 2019. Prior thereto, Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014. In addition, Mr. Owen was an Executive Vice President of Wells Fargo & Company from 2014 to 2021.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Kate McKinley (Born 1977)	Chief Legal Officer, since 2021	Chief Legal Officer of Allspring Global Investments since 2021. Prior thereto, held various roles at State Street Global Advisors beginning in 2010, including serving as Senior Vice President and General Counsel from 2019 to 2021, and Chief Operating Officer of the Institutional Client Group from 2016 - 2019. Prior to working at State Street Global Advisors served as Assistant General Counsel for Bank of America Corporation from 2005 to 2010 and as an Associate at WilmerHale from 2002 to 2005.
Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022	Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015 Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.
Matthew Prasse (Born 1983)	Secretary, since 2021	Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.
2  For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

Allspring Special Large Cap Value Fund  |  33

Other information (unaudited)
LIQUIDITY RISK MANAGEMENT PROGRAM
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Allspring Funds Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series (other than the series that operate as money market funds), including the Fund, which is reasonably designed to assess and manage the Fund's liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Allspring Funds Management, LLC (“Allspring Funds Management”), the Fund's investment manager, to administer the Program, and Allspring Funds Management has established a Liquidity Risk Management Council (the "Council") composed of personnel from multiple departments within Allspring Funds Management and its affiliates to assist Allspring Funds Management in the administration of the Program.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund's liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund's investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund's assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund's “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.
At a meeting of the Board held on May 24-25, 2022, the Board received and reviewed a written report (the “Report”) from Allspring Funds Management that, among other things, addressed the operation of the Program and assessed its adequacy and effectiveness for the period from January 1, 2021 through December 31, 2021 (the “Reporting Period”). Other than extended foreign market holidays, no significant liquidity events impacting the Funds were noted in the Report. In addition, other than corporate-related changes to the Program, there were no material changes to the Program during the Reporting Period.
Allspring Funds Management determined in the Report that the Program has been implemented and operates effectively to manage each Fund’s, including the Fund’s, liquidity risk, and Allspring Funds Management continues to believe that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

34  |  Allspring Special Large Cap Value Fund

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-222-8222 or visit the Fund's website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2022 Allspring Global Investments Holdings, LLC. All rights reserved.
PAR-0822-00644 09-22
A207/AR207 07-22

Annual Report
July 31, 2022
Allspring
Disciplined U.S. Core Fund

The views expressed and any forward-looking statements are as of July 31, 2022, unless otherwise noted, and are those of the Fund's portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

Allspring Disciplined U.S. Core Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring Disciplined U.S. Core Fund for the 12-month period that ended July 31, 2022. Globally, stocks experienced rising volatility through the period, but overall, U.S. stocks didn’t fare as badly as non-U.S. equities while the global economy faced multiple challenges. Bonds also had poor performance during a difficult period, with major fixed income indexes all down for the 12-month period.
Earlier tailwinds provided by global stimulus programs, vaccination rollouts, and recovering consumer and corporate sentiment were more than offset by the highest rate of inflation in four decades, concerns about aggressive central bank rate hikes, more highly contagious COVID-19 variants, and the Russia-Ukraine war. The impact of already-significant supply chain disruptions was made worse by China’s COVID-19 lockdowns.
For the 12-month period, both stocks and bonds registered significant losses, with U.S. large-cap stocks faring better than non-U.S. developed market equities and emerging market stocks. Returns from fixed-income securities were also negative in a period of high inflation and sharply rising interest rates. For the period, U.S. stocks, based on the S&P 500 Index,1 lost 4.64%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned -15.26%, while the MSCI EM Index (Net) (USD)3  had weaker performance with a loss of 20.09%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -9.12%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 returned -18.45%, the Bloomberg Municipal Bond Index6 lost 6.93%, and the ICE BofA U.S. High Yield Index7 fell 7.72%.
Rising inflation, COVID, and the Russian invasion of Ukraine drove market performance.
The period began with the COVID-19 Delta variant producing outbreaks globally in August, feeding market volatility and casting doubts over the ongoing economic recovery. The U.S. economy remained strong despite the Delta variant, ongoing inflationary pressures, and worries over Hurricane Ida. Emerging market equities experienced elevated volatility, largely influenced by China’s regulatory stance. Municipal debt had its first monthly loss since February 2021. Among commodities, crude oil fell sharply as the Delta variant caused expectations to dampen. However, oil remained a leading asset-class performer for the year.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2022. ICE Data Indices, LLC. All rights reserved.

2  |  Allspring Disciplined U.S. Core Fund

Letter to shareholders (unaudited)
Global markets suffered their broadest retreat in a year during September, except for commodities, as concerns over inflation and the interest rate outlook depressed investor confidence. Emerging markets declined on concerns over supply chain disruptions along with rising energy and food prices. Meanwhile, the U.S. Federal Reserve (Fed) indicated it would soon start to slow the pace of asset purchases. U.S. concerns included a congressional showdown over the debt ceiling, the 2022 federal government budget, and the infrastructure package. Meanwhile, commodities thrived in September, driven by sharply higher energy prices.
Elevated inflation pressures and the global supply bottleneck continued in October, but strong earnings provided a bright spot in the U.S., the eurozone, and many Asian countries. Government bond yields rose globally as central banks prepared to tighten monetary policy. Commodity prices continued to rise, driven by sharply higher energy costs.
In November, as COVID-19 hospitalizations rose, most major global asset classes declined. Two exceptions were U.S. investment-grade bonds and Treasury inflation-protected securities. President Biden signed a long-awaited infrastructure bill to upgrade U.S. roads, bridges, and railways. Meanwhile, the Consumer Price Index (CPI),1 a measure of domestic inflation conditions, jumped to its highest level in 31 years. While the threat of consistently high inflation led the Fed to discuss a faster pace of tapering, the Omicron strain created uncertainty. Commodities lost ground for the month, driven by sharp declines in oil prices (and energy costs in general) as well as precious metals.
Global volatility lessened in December as data indicated a lower risk of severe disease and death from the Omicron variant. Even so, several countries introduced restrictions on travel and hospitality, among other sectors, in an effort to reduce the spread. In the U.S., data indicated a stable economy overall, with robust corporate earnings. Consumer spending potential looked strong heading into 2022 on elevated household savings and the lowest household debt ratio since 1973. U.S. corporate and high-yield bonds had monthly gains while Treasuries declined. Bonds were adversely affected by the projection of multiple rate hikes in 2022 by senior Federal Open Market Committee members.
In January 2022, the main focus was on potential U.S. interest rate hikes and the Russia-Ukraine conflict. The Fed hinted that a March interest rate hike was likely. Meanwhile, Russia threatened a potential invasion of Ukraine, which could disrupt Russia’s massive energy supplies and drive demand from non-Russian oil-producing countries. Elsewhere overseas, Europe saw food and energy prices spike, leading to rising inflation. Within fixed income, corporate bonds struggled in January, underperforming government bonds, as investors focused on continued elevated inflation and ongoing uncertainty over the U.S. monetary path.
The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodity markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics. Major global stock indexes were down in February, along with global bonds overall, with ongoing high levels of volatility in March along with mixed results that favored U.S. large-cap stocks. Prices of commodities spiked, including crude oil, natural gas, wheat, and precious metals, on elevated concerns of supply shortages. All of this fed already-high inflation concerns and added to expectations of more aggressive central bank interest rate hikes. Sweeping sanctions against Russia and corporate pullouts contributed to market volatility. Despite the geopolitical turmoil, the U.S. economic outlook remained largely unchanged, with a healthy job market and indications of growth.
In April, market volatility continued, with deepening losses across major capital markets, as both the S&P 500 and MSCI ACWI (Net)2 fell 8% or more for the month. The Chinese economy struggled through a strict lockdown as the government tried to contain a major COVID-19 outbreak, creating a global ripple effect that compounded existing supply shortages. This was exacerbated by the impact of the Russia-Ukraine war on global commodities. Meanwhile, U.S. annual inflation raged at 8.5%, its highest level since 1981, and investors braced themselves for aggressive Fed monetary tightening moves.
“ Global markets suffered their broadest retreat in a year during September, except for commodities, as concerns over inflation and the interest rate outlook depressed investor confidence.”
“ The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodity markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics.”

[1]	The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.
[2]	The MSCI ACWI (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. You cannot invest directly in an index.

Allspring Disciplined U.S. Core Fund  |  3

Letter to shareholders (unaudited)
Market volatility continued in May, although markets recovered ground late in the month. Value stocks continued to outperform growth stocks. The concerns that had dominated markets for months continued, including high inflation and geopolitical tensions that exacerbated high crude oil, gasoline, and food prices. In response, the Fed raised the federal funds rate by 0.50%, with broad expectations of multiple rate hikes to come. Meanwhile, highly contagious COVID-19 variants persisted. However, labor markets in the U.S., the U.K., and Europe remained strong. The U.S. recorded a 3.6% unemployment rate, although labor market participation remained low. U.S. retail sales for April, released in May, indicated a fourth consecutive monthly increase, reflecting continued consumer resilience.
A historically bad year in financial markets continued in June with stocks posting further losses enroute to their worst first half of a year in 50 years. Bonds didn't fare much better. Driving the losses were the same factors that have been at play: rising global inflation and fears of recession as central banks increase rates to try to curb inflation, which climbed above 9% in June in the U.S. The Fed raised its short-term rate by another 0.75% in June, ending the month at a 1.50%–1.75% range. Meanwhile, U.S. economic data remained relatively robust as the U.S. unemployment rate held steady at 3.6% and the housing market was only marginally affected, so far, by sharply higher mortgage rates.
Markets rebounded in July, led by U.S. stocks. While evidence began to point to an economic slowdown, and possibly a recession after two consecutive quarters of negative GDP growth, the U.S. labor market remained surprisingly robust: July nonfarm payrolls grew by more than 500,000 and U.S. unemployment dipped to 3.5%. Meanwhile, crude oil and retail gasoline prices, major contributors to recent overall inflation, fell substantially from earlier highs. And while U.S. housing market data indicated a continued rise in home prices, home sales fell as houses became less affordable with mortgage rates at a 13-year high. The Fed raised rates another 0.75% in July and forecasts pointed to continued rate increases.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Allspring Funds

For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.

4  |  Allspring Disciplined U.S. Core Fund

Letter to shareholders (unaudited)
Notice to Shareholders
Russia launched a large-scale invasion of Ukraine on February 24, 2022. As a result of this military action, the United States and many other countries have instituted various economic sanctions against Russian and Belarus individuals and entities. The situation has led to increased financial market volatility and has had severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities, such as oil and natural gas. The extent and duration of the military action, resulting sanctions imposed, other punitive action taken and the resulting market disruptions cannot be easily predicted.
Our solidarity and support goes out to our impacted employees and the people affected in Ukraine and their families. Allspring has a dedicated team of investment professionals actively monitoring the situation for any new developments and the potential impact to our clients and investment products. As the situation remains fluid, we are focused on the assessment of risks, valuation, and liquidity of impacted securities. Please visit our website at allspringglobal.com and click on “Russia-Ukraine Updates” for further information.

Allspring Disciplined U.S. Core Fund  |  5

Performance highlights (unaudited)
Investment objectiveThe Fund seeks long-term capital appreciation.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Justin P. Carr, CFA®‡, Robert M. Wicentowski, CFA®‡
Average annual total returns (%) as of July 31, 2022
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (EVSAX)	2-28-1990	-9.14	10.06	12.49	-3.60	11.36	13.16	0.86	0.86
Class C (EVSTX)	6-30-1999	-5.30	10.55	12.48	-4.30	10.55	12.48	1.61	1.61
Class R (EVSHX)[3]	9-30-2015	–	–	–	-3.82	11.09	12.87	1.11	1.11
Class R6 (EVSRX)[4]	9-30-2015	–	–	–	-3.15	11.85	13.65	0.43	0.43
Administrator Class (EVSYX)	2-21-1995	–	–	–	-3.49	11.49	13.30	0.78	0.74
Institutional Class (EVSIX)	7-30-2010	–	–	–	-3.24	11.77	13.60	0.53	0.48
S&P 500 Index[5]	–	–	–	–	-4.64	12.83	13.80	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R, Class R6, Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through November 30, 2022, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.87% for Class A, 1.62% for Class C, 1.12% for Class R, 0.43% for Class R6, 0.74% for Administrator Class, and 0.48% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance shown for the Class R shares prior to their inception reflects the performance of the Administrator Class shares, adjusted to reflect the higher expenses applicable to the Class R shares.
[4]	Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.
[5]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.
Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. The use of derivatives may reduce returns and/or increase volatility. Consult the Fund’s prospectus for additional information on these and other risks.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6  |  Allspring Disciplined U.S. Core Fund

Performance highlights (unaudited)
Growth of $10,000 investment as of July 31, 20221
[1]	The chart compares the performance of Class A shares for the most recent ten years with the S&P 500 Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

Allspring Disciplined U.S. Core Fund  |  7

Performance highlights (unaudited)
MANAGER'S DISCUSSION
Fund highlights
■	The Fund outperformed its benchmark, the S&P 500 Index, for the 12-month period that ended July 31, 2022.
■	Stock selection was the main contributor to Fund performance, adding value in 7 of the 11 sectors. The Fund benefited from positive stock selection in the health care, industrials, and communications services sectors.
■	Negative stock selection effects detracted from relative performance within the consumer discretionary, financials, and consumer staples sectors. Sector-weighting decisions contributed modestly to performance. Variation in sector weights versus the Index were relatively small, as is typical for the strategy.
U.S. equities moved higher to cap off a strong 2021 before selling off sharply in early 2022.
Throughout most of 2021, U.S. equity markets were supported by robust corporate earnings and consumer spending, still-accommodative monetary policy, and an improving labor market. Toward the end of the year, stocks continued moving higher despite rising inflation, strained supply chains, slowing economic growth, waning fiscal stimulus, and the emergence of the Omicron variant of COVID-19.
The global economy continued to rebound in early 2022, showing minimal disruption by the Omicron wave of COVID-19. However, the post-Cold War era effectively ended on February 24, when Russia’s full-scale invasion of Ukraine triggered the largest European military conflict since World War II. A U.S.- and European Union-led coalition of governments, central banks, and corporations imposed sanctions designed to isolate and financially cripple Russia, the world’s third-largest oil producer. The fallout from Russia’s aggression sparked the worst global energy crisis since 1973. By April, equity markets came under intense pressure from elevated inflation, surging energy and food prices, slowing growth, tightening monetary policy, renewed COVID-19 lockdowns in China, and the war in Ukraine. U.S. equities fell into bear market territory during the second quarter of 2022, concluding the S&P 500’s worst first half of the year since 1970.
The Fund emphasized higher-quality stocks amid rising interest rates and slowing economic growth.
Amid an environment of rising inflation, slowing growth, geopolitical tensions, and central bank tightening, where possible, we have rotated out of higher-beta (more volatile) and long-duration assets over the past few months. It appears that investors are losing their appetite to hold excessively risky names. The strategy is currently positioned to benefit from increasing long rates and a less-than-expected increase in short rates. Credit spreads could widen if economic growth continues to decelerate and the yield curve flattens or inverts. This would hurt financials stocks, especially banks, and potentially benefit some of the longer-duration assets, including mega-cap technology stocks. We have sought to mitigate some of this risk by overweighting insurance companies, which have typically benefited from an increase in short rates.
Ten largest holdings (%) as of July 31, 2022[1]
Apple Incorporated	7.31
Microsoft Corporation	6.36
Amazon.com Incorporated	3.20
Alphabet Incorporated Class C	2.32
Tesla Motors Incorporated	2.00
Alphabet Incorporated Class A	1.93
Exxon Mobil Corporation	1.83
Johnson & Johnson	1.65
Berkshire Hathaway Incorporated Class B	1.62
UnitedHealth Group Incorporated	1.34
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.
With most macroeconomic indicators signaling mid- to late-cycle dynamics, fundamentally attractive companies, based on measures such as profitability and valuation, look well positioned. The strategy maintains exposure to high-quality companies with the pricing power to navigate inflationary pressure, higher interest rates, stretched supply chains, and elevated energy and labor costs. As a result, the strategy generally remains close to benchmark weight in consumer goods, industrial goods, retailers, and technology hardware.
Stock selection was favorable in health care, industrials, and communications services.
The strategy’s risk-controlled discipline and its focus on bottom-up stock selection tend to limit the effect of sector allocations on relative performance, and that was true over this period. Bottom-up stock-selection effects in health care, industrials, and communications services contributed to relative performance. The health care sector is typically viewed as a safe haven of quality growth against rising rates. Holdings such as McKesson Corp. (+69%), Vertex

8  |  Allspring Disciplined U.S. Core Fund

Performance highlights (unaudited)
Pharmaceuticals, Inc. (+39%), Elevance Health (+26%), and Molina Healthcare, Inc., (+25%) significantly outpaced the +2% return of the overall health care sector of the S&P 500. Quanta Services, Inc., (+53%) was a top performer within industrials as the company capitalized on strong demand for infrastructure solutions in the oil and gas, electric power, clean energy, and communications markets. The Walt Disney Co. (-40%) sold off after reporting disappointing earnings and underwhelming Disney+ subscriber growth. However, the Fund was underweight Disney relative to the benchmark, which contributed to results within communication services.
Stock selection was weakest in consumer discretionary, financials, and consumer staples.
Bottom-up stock selection effects in consumer discretionary, financials, and consumer staples detracted from relative performance. Target Corp. (-36%) reported disappointing earnings due to elevated inventory, deteriorating margins, and a slowdown in consumer spending. General Motors Co. (-36%) reported lower production volumes due to supply constraints, semiconductors shortages, and rising logistical costs. Capital One Financial Corp. (-31%) and Citigroup Inc. (-20%) sold off over concerns about widening credit spreads, deteriorating consumer spending, and rising consumer credit default risk. Within consumer staples, The Estée Lauder Companies Inc. (-29%) trended lower as sales were affected by the COVID-19 lockdowns in China. We sold out of our position in Estée Lauder in response to deteriorating model ranks and an elevated risk of future earnings disappointments.
As the economic cycle matures, we expect the market to emphasize higher-quality companies.
Barely two years after the COVID-19 pandemic unleashed the deepest recession since World War II, the global economy is facing new threats from elevated inflation, decelerating growth, tightening financial conditions, and the ongoing war in Ukraine. The coordinated monetary and fiscal policy response to the pandemic provided a backstop for 2020-2021’s economic recovery, but 2022’s growth is slowing as massive levels of fiscal and monetary support are unwound across the world.
Sector allocation as of July 31, 2022[1]
[1]	Figures represent the percentage of the Fund's long-term investments. These amounts are subject to change and may have changed since the date specified.
The first half of 2022 saw significant compression of valuations as equity prices fell sharply while earnings expectations have held firm. However, as companies report third-quarter earnings and give guidance for the remainder of the year, there is heightened risk the earnings outlook will deteriorate. We expect that for the remainder of 2022 the market will differentiate between firms that can maintain their margins and expand market share versus those that cannot.
Annualized rates of inflation recently reached a 40-year high, forcing developed central banks to launch an aggressive and synchronized tightening cycle last seen during the early 1980s. It appears that U.S. equity markets have already priced in a mild recession for 2022 while some of the more cyclical sectors of the market may be priced for a worse-than-average recession. Given the environment of tightening financial conditions, slowing economic growth, and rising recession risks, we believe it is prudent to emphasize higher-quality stocks.
As we monitor the macroeconomic environment, we will continue to diligently focus on company fundamentals and disciplined portfolio risk management.

Allspring Disciplined U.S. Core Fund  |  9

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from February 1, 2022 to July 31, 2022.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 2-1-2022	Ending account value 7-31-2022	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$ 922.13	$3.96	0.83%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.68	$4.16	0.83%
Class C
Actual	$1,000.00	$ 918.96	$7.57	1.59%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.91	$7.95	1.59%
Class R
Actual	$1,000.00	$ 921.10	$5.14	1.08%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.44	$5.41	1.08%
Class R6
Actual	$1,000.00	$ 924.47	$1.96	0.41%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.76	$2.06	0.41%
Administrator Class
Actual	$1,000.00	$ 922.67	$3.38	0.71%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.27	$3.56	0.71%
Institutional Class
Actual	$1,000.00	$ 924.07	$2.29	0.48%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.41	$2.41	0.48%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half-year period).

10  |  Allspring Disciplined U.S. Core Fund

Portfolio of investments—July 31, 2022

	Shares	Value
Common stocks: 98.80%
Communication services: 8.25%
Diversified telecommunication services: 1.05%
AT&T Incorporated	135,603	$ 2,546,624
Verizon Communications Incorporated	160,991	7,436,174
		9,982,798
Entertainment: 1.33%
Activision Blizzard Incorporated	71,434	5,711,148
Netflix Incorporated †	11,489	2,583,876
The Walt Disney Company †	25,128	2,666,081
Warner Bros. Discovery Incorporated †	108,054	1,620,810
		12,581,915
Interactive media & services: 5.33%
Alphabet Incorporated Class A †	157,020	18,264,566
Alphabet Incorporated Class C †	188,180	21,949,315
Meta Platforms Incorporated Class A †	64,194	10,213,265
		50,427,146
Media: 0.54%
Comcast Corporation Class A	136,531	5,122,643
Consumer discretionary: 10.88%
Automobiles: 2.40%
General Motors Company †	105,497	3,825,321
Tesla Motors Incorporated †	21,211	18,908,546
		22,733,867
Hotels, restaurants & leisure: 1.27%
Chipotle Mexican Grill Incorporated †	541	846,243
Darden Restaurants Incorporated	24,813	3,088,970
McDonald's Corporation	24,198	6,373,027
Starbucks Corporation	20,173	1,710,267
		12,018,507
Household durables: 0.86%
D.R. Horton Incorporated	59,332	4,629,676
PulteGroup Incorporated	79,906	3,485,500
		8,115,176
Internet & direct marketing retail: 3.20%
Amazon.com Incorporated †	224,540	30,301,673
Multiline retail: 0.65%
Target Corporation	37,890	6,190,468
Specialty retail: 1.84%
AutoZone Incorporated †	1,297	2,772,195
Bath & Body Works Incorporated	20,842	740,725
Best Buy Company Incorporated	16,579	1,276,417
Lowe's Companies Incorporated	29,327	5,617,000
The Home Depot Incorporated	23,384	7,037,181
		17,443,518
The accompanying notes are an integral part of these financial statements.

Allspring Disciplined U.S. Core Fund  |  11

Portfolio of investments—July 31, 2022

	Shares	Value
Textiles, apparel & luxury goods: 0.66%
Nike Incorporated Class B	35,453	$ 4,074,259
Tapestry Incorporated	63,870	2,147,948
		6,222,207
Consumer staples: 5.68%
Beverages: 0.68%
Monster Beverage Corporation †	19,992	1,991,603
PepsiCo Incorporated	10,715	1,874,696
The Coca-Cola Company	40,813	2,618,970
		6,485,269
Food & staples retailing: 1.67%
Costco Wholesale Corporation	11,078	5,996,521
Walmart Incorporated	74,060	9,779,623
		15,776,144
Food products: 1.90%
Archer Daniels Midland Company	83,315	6,895,983
Bunge Limited	47,905	4,423,069
Tyson Foods Incorporated Class A	75,826	6,673,446
		17,992,498
Household products: 1.01%
The Procter & Gamble Company	68,949	9,577,706
Tobacco: 0.42%
Altria Group Incorporated	59,226	2,597,652
Philip Morris International Incorporated	14,428	1,401,680
		3,999,332
Energy: 4.55%
Oil, gas & consumable fuels: 4.55%
Chevron Corporation	66,087	10,823,729
Diamondback Energy Incorporated	48,224	6,173,636
EOG Resources Incorporated	48,722	5,418,861
EQT Corporation	76,250	3,357,288
Exxon Mobil Corporation	178,664	17,317,902
		43,091,416
Financials: 10.26%
Banks: 3.29%
Bank of America Corporation	106,418	3,597,993
Citigroup Incorporated	53,235	2,762,897
JPMorgan Chase & Company	92,138	10,629,040
Regions Financial Corporation	285,046	6,037,274
Signature Bank	4,474	830,240
US Bancorp	103,339	4,877,601
Zions Bancorporation	43,882	2,393,763
		31,128,808
Capital markets: 1.73%
Bank of New York Mellon Corporation	58,265	2,532,197
The accompanying notes are an integral part of these financial statements.

12  |  Allspring Disciplined U.S. Core Fund

Portfolio of investments—July 31, 2022

	Shares	Value
Capital markets (continued)
CME Group Incorporated	8,330	$ 1,661,668
Northern Trust Corporation	39,390	3,930,334
The Carlyle Group Incorporated	81,817	3,183,499
The Goldman Sachs Group Incorporated	15,183	5,061,860
		16,369,558
Consumer finance: 0.65%
Capital One Financial Corporation	45,394	4,985,623
Synchrony Financial	33,621	1,125,631
		6,111,254
Diversified financial services: 1.62%
Berkshire Hathaway Incorporated Class B †	51,037	15,341,722
Insurance: 2.97%
Arch Capital Group Limited †	81,011	3,596,888
Everest Reinsurance Group Limited	18,448	4,821,385
Fidelity National Financial Incorporated	24,656	985,254
Lincoln National Corporation	35,260	1,810,248
MetLife Incorporated	115,407	7,299,493
Old Republic International Corporation	146,426	3,407,333
Prudential Financial Incorporated	31,062	3,105,889
The Hartford Financial Services Group Incorporated	48,567	3,131,114
		28,157,604
Health care: 14.31%
Biotechnology: 2.42%
AbbVie Incorporated	46,548	6,680,103
Exelixis Incorporated †	183,966	3,848,569
Moderna Incorporated †	7,838	1,286,137
United Therapeutics Corporation †	14,489	3,347,973
Vertex Pharmaceuticals Incorporated †	27,804	7,796,520
		22,959,302
Health care equipment & supplies: 1.23%
Abbott Laboratories	62,579	6,811,098
Edwards Lifesciences Corporation †	23,388	2,351,430
Medtronic plc	26,512	2,452,890
		11,615,418
Health care providers & services: 4.85%
AmerisourceBergen Corporation	39,212	5,722,207
CVS Health Corporation	85,611	8,191,260
Elevance Health Incorporated	17,725	8,456,598
McKesson Corporation	20,861	7,125,700
Molina Healthcare Incorporated †	11,337	3,715,362
UnitedHealth Group Incorporated	23,422	12,702,687
		45,913,814
Life sciences tools & services: 1.05%
Danaher Corporation	5,785	1,686,154
Maravai LifeSciences Holdings Class A †	50,049	1,305,778
Thermo Fisher Scientific Incorporated	11,604	6,943,950
		9,935,882
The accompanying notes are an integral part of these financial statements.

Allspring Disciplined U.S. Core Fund  |  13

Portfolio of investments—July 31, 2022

	Shares	Value
Pharmaceuticals: 4.76%
Bristol-Myers Squibb Company	125,007	$ 9,223,016
Eli Lilly & Company	3,139	1,034,897
Johnson & Johnson	89,611	15,638,912
Merck & Company Incorporated	92,357	8,251,174
Pfizer Incorporated	215,603	10,890,108
		45,038,107
Industrials: 8.00%
Aerospace & defense: 1.15%
General Dynamics Corporation	25,903	5,871,433
Lockheed Martin Corporation	12,018	4,973,169
		10,844,602
Air freight & logistics: 1.47%
Expeditors International of Washington Incorporated	24,795	2,634,469
FedEx Corporation	26,685	6,220,007
United Parcel Service Incorporated Class B	26,197	5,105,533
		13,960,009
Airlines: 0.23%
Delta Air Lines Incorporated †	68,626	2,182,307
Building products: 1.05%
Builders FirstSource Incorporated †	29,877	2,031,636
Masco Corporation	89,120	4,935,466
Owens Corning Incorporated	32,010	2,968,607
		9,935,709
Commercial services & supplies: 0.46%
Waste Management Incorporated	26,754	4,402,638
Construction & engineering: 0.45%
Quanta Services Incorporated	30,648	4,251,797
Electrical equipment: 1.32%
Acuity Brands Incorporated	23,746	4,331,270
AMETEK Incorporated	13,063	1,613,281
Eaton Corporation plc	16,634	2,468,319
Regal Rexnord Corporation	30,574	4,106,088
		12,518,958
Machinery: 1.50%
AGCO Corporation	25,398	2,766,350
Crane Holdings Company	20,187	1,997,100
Cummins Incorporated	11,349	2,511,647
Deere & Company	6,956	2,387,160
Parker-Hannifin Corporation	15,693	4,536,689
		14,198,946
Road & rail: 0.37%
CSX Corporation	108,081	3,494,259
The accompanying notes are an integral part of these financial statements.

14  |  Allspring Disciplined U.S. Core Fund

Portfolio of investments—July 31, 2022

	Shares	Value
Information technology: 27.42%
Communications equipment: 1.04%
Cisco Systems Incorporated	217,200	$ 9,854,364
Electronic equipment, instruments & components: 0.48%
Keysight Technologies Incorporated †	20,519	3,336,389
Zebra Technologies Corporation Class A †	3,322	1,188,246
		4,524,635
IT services: 3.57%
Accenture plc Class A	28,299	8,666,852
Amdocs Limited	64,274	5,595,694
Cognizant Technology Solutions Corporation Class A	9,175	623,533
MasterCard Incorporated Class A	14,740	5,214,865
PayPal Holdings Incorporated †	29,061	2,514,648
Visa Incorporated Class A	52,931	11,227,194
		33,842,786
Semiconductors & semiconductor equipment: 5.42%
Advanced Micro Devices Incorporated †	28,555	2,697,591
Applied Materials Incorporated	47,704	5,055,670
Broadcom Incorporated	20,435	10,942,534
Intel Corporation	83,341	3,026,112
KLA Corporation	11,763	4,511,581
Lam Research Corporation	1,944	972,991
Micron Technology Incorporated	62,770	3,882,952
NVIDIA Corporation	67,451	12,251,125
Qualcomm Incorporated	55,391	8,035,018
		51,375,574
Software: 9.14%
Adobe Incorporated †	10,135	4,156,566
Cadence Design Systems Incorporated †	7,543	1,403,601
Fortinet Incorporated †	50,455	3,009,641
Intuit Incorporated	10,425	4,755,572
Microsoft Corporation	214,599	60,246,523
Oracle Corporation	77,431	6,027,229
Roper Technologies Incorporated	5,330	2,327,451
Salesforce.com Incorporated †	25,043	4,608,413
		86,534,996
Technology hardware, storage & peripherals: 7.77%
Apple Incorporated	425,735	69,186,201
HP Incorporated	130,322	4,351,452
		73,537,653
Materials: 2.87%
Chemicals: 1.17%
Celanese Corporation Series A	20,523	2,411,658
LyondellBasell Industries NV Class A	53,243	4,745,016
Westlake Chemical Corporation	40,520	3,944,217
		11,100,891
The accompanying notes are an integral part of these financial statements.

Allspring Disciplined U.S. Core Fund  |  15

Portfolio of investments—July 31, 2022

	Shares	Value
Metals & mining: 1.12%
Alcoa Corporation	29,386	$ 1,495,454
Cleveland-Cliffs Incorporated †	154,589	2,737,771
Freeport-McMoRan Incorporated	52,491	1,656,091
Reliance Steel & Aluminum Company	24,925	4,741,981
		10,631,297
Paper & forest products: 0.58%
Louisiana-Pacific Corporation	85,426	5,435,656
Real estate: 3.32%
Equity REITs: 3.32%
Alexandria Real Estate Equities Incorporated	28,088	4,656,429
CubeSmart	39,789	1,825,121
Extra Space Storage Incorporated	31,157	5,904,875
Gaming and Leisure Properties Incorporated	59,138	3,074,585
Prologis Incorporated	32,750	4,341,340
Public Storage Incorporated	8,997	2,936,711
SBA Communications Corporation	10,057	3,377,040
Weyerhaeuser Company	146,269	5,312,490
		31,428,591
Utilities: 3.26%
Electric utilities: 1.30%
NextEra Energy Incorporated	49,983	4,223,064
NRG Energy Incorporated	136,076	5,136,869
The Southern Company	37,611	2,891,910
		12,251,843
Independent power & renewable electricity producers: 0.64%
AES Corporation	272,560	6,056,283
Multi-utilities: 1.32%
DTE Energy Company	50,415	6,569,075
Sempra Energy	35,852	5,944,262
		12,513,337
Total Common stocks (Cost $531,365,526)		935,510,883

		Yield
Short-term investments: 0.95%
Investment companies: 0.95%
Allspring Government Money Market Fund Select Class ♠∞		1.76%	8,984,426	8,984,426
Total Short-term investments (Cost $8,984,426)				8,984,426
Total investments in securities (Cost $540,349,952)	99.75%			944,495,309
Other assets and liabilities, net	0.25			2,409,283
Total net assets	100.00%			$946,904,592

†	Non-income-earning security
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.

The accompanying notes are an integral part of these financial statements.

16  |  Allspring Disciplined U.S. Core Fund

Portfolio of investments—July 31, 2022

Abbreviations:
REIT	Real estate investment trust
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$19,482,368	$124,864,160	$(135,362,102)	$0	$0	$8,984,426	8,984,426	$43,677
Futures contracts
Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
E-Mini S&P 500 Index	43	9-16-2022	$8,383,693	$8,887,025	$503,332	$0
The accompanying notes are an integral part of these financial statements.

Allspring Disciplined U.S. Core Fund  |  17

Statement of assets and liabilities—July 31, 2022

Assets
Investments in unaffiliated securities, at value (cost $531,365,526)	$ 935,510,883
Investments in affiliated securities, at value (cost $8,984,426)	8,984,426
Cash at broker segregated for futures contracts	1,587,600
Receivable for dividends	1,071,700
Receivable for Fund shares sold	397,672
Receivable for daily variation margin on open futures contracts	131,617
Prepaid expenses and other assets	121,335
Total assets	947,805,233
Liabilities
Payable for Fund shares redeemed	353,744
Management fee payable	263,359
Administration fees payable	107,453
Shareholder servicing fees payable	104,379
Distribution fees payable	11,669
Trustees’ fees and expenses payable	181
Accrued expenses and other liabilities	59,856
Total liabilities	900,641
Total net assets	$946,904,592
Net assets consist of
Paid-in capital	$ 438,443,676
Total distributable earnings	508,460,916
Total net assets	$946,904,592
Computation of net asset value and offering price per share
Net assets – Class A	$ 453,828,731
Shares outstanding – Class A1	22,408,039
Net asset value per share – Class A	$20.25
Maximum offering price per share – Class A2	$21.49
Net assets – Class C	$ 21,380,995
Shares outstanding – Class C1	1,163,956
Net asset value per share – Class C	$18.37
Net assets – Class R	$ 3,139,931
Shares outstanding – Class R1	153,699
Net asset value per share – Class R	$20.43
Net assets – Class R6	$ 277,956,007
Shares outstanding – Class R6[1]	13,283,173
Net asset value per share – Class R6	$20.93
Net assets – Administrator Class	$ 47,830,718
Shares outstanding – Administrator Class[1]	2,277,560
Net asset value per share – Administrator Class	$21.00
Net assets – Institutional Class	$ 142,768,210
Shares outstanding – Institutional Class[1]	6,901,663
Net asset value per share – Institutional Class	$20.69
[1]	The Fund has an unlimited number of authorized shares.
[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

18  |  Allspring Disciplined U.S. Core Fund

Statement of operations—year ended July 31, 2022

Investment income
Dividends	$ 16,330,291
Income from affiliated securities	43,677
Total investment income	16,373,968
Expenses
Management fee	3,631,487
Administration fees
Class A	1,040,299
Class C	51,826
Class R	8,045
Class R6	93,384
Administrator Class	65,879
Institutional Class	203,337
Shareholder servicing fees
Class A	1,238,452
Class C	61,547
Class R	9,577
Administrator Class	117,718
Distribution fees
Class C	184,640
Class R	9,406
Custody and accounting fees	55,473
Professional fees	49,874
Registration fees	74,970
Shareholder report expenses	51,367
Trustees’ fees and expenses	21,862
Other fees and expenses	94,773
Total expenses	7,063,916
Less: Fee waivers and/or expense reimbursements
Class A	(19,852)
Administrator Class	(9,134)
Institutional Class	(49,829)
Net expenses	6,985,101
Net investment income	9,388,867
Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	100,849,324
Futures contracts	(135,799)
Net realized gains on investments	100,713,525
Net change in unrealized gains (losses) on
Unaffiliated securities	(140,544,573)
Futures contracts	434,829
Net change in unrealized gains (losses) on investments	(140,109,744)
Net realized and unrealized gains (losses) on investments	(39,396,219)
Net decrease in net assets resulting from operations	$ (30,007,352)
The accompanying notes are an integral part of these financial statements.

Allspring Disciplined U.S. Core Fund  |  19

Statement of changes in net assets

	Year ended July 31, 2022		Year ended July 31, 2021
Operations
Net investment income		$ 9,388,867		$ 9,224,638
Net realized gains on investments		100,713,525		81,986,097
Net change in unrealized gains (losses) on investments		(140,109,744)		220,705,162
Net increase (decrease) in net assets resulting from operations		(30,007,352)		311,915,897
Distributions to shareholders from
Net investment income and net realized gains
Class A		(41,800,708)		(40,144,770)
Class C		(2,103,959)		(2,202,870)
Class R		(325,019)		(330,477)
Class R6		(27,186,743)		(25,321,636)
Administrator Class		(4,249,188)		(4,226,866)
Institutional Class		(13,233,665)		(13,403,739)
Total distributions to shareholders		(88,899,282)		(85,630,358)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	872,276	19,043,317	1,622,096	32,886,449
Class C	66,563	1,291,580	39,264	713,151
Class R	32,976	767,963	17,104	349,021
Class R6	374,988	8,156,586	3,552,924	75,931,420
Administrator Class	261,446	6,154,474	136,923	2,833,092
Institutional Class	837,224	18,892,679	1,077,100	22,113,375
		54,306,599		134,826,508
Reinvestment of distributions
Class A	1,721,849	39,080,723	1,978,592	37,660,984
Class C	100,635	2,069,063	123,928	2,147,585
Class R	14,203	325,019	17,031	327,043
Class R6	1,103,953	25,895,916	1,222,488	23,967,764
Administrator Class	164,016	3,859,677	190,727	3,751,963
Institutional Class	509,416	11,813,677	620,802	12,045,656
		83,044,075		79,900,995
Payment for shares redeemed
Class A	(3,094,354)	(68,315,947)	(3,799,753)	(76,614,099)
Class C	(305,748)	(6,087,730)	(605,272)	(11,024,914)
Class R	(72,052)	(1,563,821)	(46,393)	(946,015)
Class R6	(2,713,444)	(63,086,684)	(3,781,193)	(78,637,749)
Administrator Class	(325,023)	(7,511,866)	(847,387)	(17,290,465)
Institutional Class	(1,475,152)	(33,016,713)	(2,582,056)	(52,693,521)
		(179,582,761)		(237,206,763)
Net decrease in net assets resulting from capital share transactions		(42,232,087)		(22,479,260)
Total increase (decrease) in net assets		(161,138,721)		203,806,279
Net assets
Beginning of period		1,108,043,313		904,237,034
End of period		$ 946,904,592		$1,108,043,313
The accompanying notes are an integral part of these financial statements.

20  |  Allspring Disciplined U.S. Core Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended July 31
Class A	2022	2021	2020	2019	2018
Net asset value, beginning of period	$22.77	$18.22	$17.29	$17.70	$16.30
Net investment income	0.16	0.14	0.23	0.25	0.24
Net realized and unrealized gains (losses) on investments	(0.78)	6.18	1.47	0.38	1.90
Total from investment operations	(0.62)	6.32	1.70	0.63	2.14
Distributions to shareholders from
Net investment income	(0.16)	(0.33)	(0.33)	(0.19)	(0.15)
Net realized gains	(1.74)	(1.44)	(0.44)	(0.85)	(0.59)
Total distributions to shareholders	(1.90)	(1.77)	(0.77)	(1.04)	(0.74)
Net asset value, end of period	$20.25	$22.77	$18.22	$17.29	$17.70
Total return[1]	(3.60)%	36.73%	9.97%	4.31%	13.28%
Ratios to average net assets (annualized)
Gross expenses	0.84%	0.85%	0.86%	0.84%	0.83%
Net expenses	0.84%	0.85%	0.85%	0.84%	0.83%
Net investment income	0.73%	0.76%	1.25%	1.40%	1.33%
Supplemental data
Portfolio turnover rate	25%	36%	50%	63%	73%
Net assets, end of period (000s omitted)	$453,829	$521,702	$421,005	$434,367	$480,602

[1]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.

Allspring Disciplined U.S. Core Fund  |  21

Financial highlights
(For a share outstanding throughout each period)
	Year ended July 31
Class C	2022	2021	2020	2019	2018
Net asset value, beginning of period	$20.82	$16.70	$15.85	$16.28	$15.04
Net investment income (loss)	(0.00)	0.02	0.11	0.12	0.09
Net realized and unrealized gains (losses) on investments	(0.71)	5.64	1.32	0.35	1.76
Total from investment operations	(0.71)	5.66	1.43	0.47	1.85
Distributions to shareholders from
Net investment income	0.00	(0.10)	(0.14)	(0.05)	(0.02)
Net realized gains	(1.74)	(1.44)	(0.44)	(0.85)	(0.59)
Total distributions to shareholders	(1.74)	(1.54)	(0.58)	(0.90)	(0.61)
Net asset value, end of period	$18.37	$20.82	$16.70	$15.85	$16.28
Total return[1]	(4.30)%	35.80%	9.09%	3.59%	12.41%
Ratios to average net assets (annualized)
Gross expenses	1.59%	1.60%	1.60%	1.59%	1.58%
Net expenses	1.59%	1.60%	1.60%	1.59%	1.58%
Net investment income (loss)	(0.02)%	0.02%	0.51%	0.66%	0.58%
Supplemental data
Portfolio turnover rate	25%	36%	50%	63%	73%
Net assets, end of period (000s omitted)	$21,381	$27,121	$29,141	$38,708	$52,647

[1]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.

22  |  Allspring Disciplined U.S. Core Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended July 31
Class R	2022	2021	2020	2019	2018
Net asset value, beginning of period	$22.96	$18.38	$17.44	$17.88	$16.51
Net investment income	0.04	0.07	0.18	0.19 [1]	0.18 [1]
Net realized and unrealized gains (losses) on investments	(0.73)	6.25	1.49	0.41	1.94
Total from investment operations	(0.69)	6.32	1.67	0.60	2.12
Distributions to shareholders from
Net investment income	(0.10)	(0.30)	(0.29)	(0.19)	(0.16)
Net realized gains	(1.74)	(1.44)	(0.44)	(0.85)	(0.59)
Total distributions to shareholders	(1.84)	(1.74)	(0.73)	(1.04)	(0.75)
Net asset value, end of period	$20.43	$22.96	$18.38	$17.44	$17.88
Total return	(3.82)%	36.38%	9.68%	4.07%	12.97%
Ratios to average net assets (annualized)
Gross expenses	1.09%	1.10%	1.10%	1.09%	1.08%
Net expenses	1.09%	1.10%	1.10%	1.09%	1.08%
Net investment income	0.48%	0.51%	0.97%	1.15%	1.04%
Supplemental data
Portfolio turnover rate	25%	36%	50%	63%	73%
Net assets, end of period (000s omitted)	$3,140	$4,101	$3,507	$3,126	$3,298

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.

Allspring Disciplined U.S. Core Fund  |  23

Financial highlights
(For a share outstanding throughout each period)
	Year ended July 31
Class R6	2022	2021	2020	2019	2018
Net asset value, beginning of period	$23.46	$18.72	$17.76	$18.17	$16.71
Net investment income	0.26 [1]	0.24	0.31	0.32	0.30 [1]
Net realized and unrealized gains (losses) on investments	(0.80)	6.36	1.51	0.40	1.97
Total from investment operations	(0.54)	6.60	1.82	0.72	2.27
Distributions to shareholders from
Net investment income	(0.25)	(0.42)	(0.42)	(0.28)	(0.22)
Net realized gains	(1.74)	(1.44)	(0.44)	(0.85)	(0.59)
Total distributions to shareholders	(1.99)	(1.86)	(0.86)	(1.13)	(0.81)
Net asset value, end of period	$20.93	$23.46	$18.72	$17.76	$18.17
Total return	(3.15)%	37.35%	10.39%	4.77%	13.78%
Ratios to average net assets (annualized)
Gross expenses	0.41%	0.42%	0.43%	0.41%	0.40%
Net expenses	0.41%	0.42%	0.42%	0.41%	0.40%
Net investment income	1.16%	1.18%	1.70%	1.84%	1.71%
Supplemental data
Portfolio turnover rate	25%	36%	50%	63%	73%
Net assets, end of period (000s omitted)	$277,956	$340,631	$253,223	$340,606	$445,678

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.

24  |  Allspring Disciplined U.S. Core Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended July 31
Administrator Class	2022	2021	2020	2019	2018
Net asset value, beginning of period	$23.55	$18.78	$17.80	$18.17	$16.71
Net investment income	0.19 [1]	0.19 [1]	0.24 [1]	0.26 [1]	0.25 [1]
Net realized and unrealized gains (losses) on investments	(0.82)	6.37	1.53	0.41	1.97
Total from investment operations	(0.63)	6.56	1.77	0.67	2.22
Distributions to shareholders from
Net investment income	(0.18)	(0.35)	(0.35)	(0.19)	(0.17)
Net realized gains	(1.74)	(1.44)	(0.44)	(0.85)	(0.59)
Total distributions to shareholders	(1.92)	(1.79)	(0.79)	(1.04)	(0.76)
Net asset value, end of period	$21.00	$23.55	$18.78	$17.80	$18.17
Total return	(3.49)%	36.93%	10.08%	4.43%	13.40%
Ratios to average net assets (annualized)
Gross expenses	0.74%	0.77%	0.77%	0.76%	0.75%
Net expenses	0.73%	0.74%	0.74%	0.74%	0.74%
Net investment income	0.85%	0.89%	1.37%	1.50%	1.42%
Supplemental data
Portfolio turnover rate	25%	36%	50%	63%	73%
Net assets, end of period (000s omitted)	$47,831	$51,271	$50,655	$58,808	$94,058

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.

Allspring Disciplined U.S. Core Fund  |  25

Financial highlights
(For a share outstanding throughout each period)
	Year ended July 31
Institutional Class	2022	2021	2020	2019	2018
Net asset value, beginning of period	$23.22	$18.54	$17.57	$17.98	$16.55
Net investment income	0.24	0.23 [1]	0.29 [1]	0.30 [1]	0.28
Net realized and unrealized gains (losses) on investments	(0.80)	6.29	1.51	0.40	1.95
Total from investment operations	(0.56)	6.52	1.80	0.70	2.23
Distributions to shareholders from
Net investment income	(0.23)	(0.40)	(0.39)	(0.26)	(0.21)
Net realized gains	(1.74)	(1.44)	(0.44)	(0.85)	(0.59)
Total distributions to shareholders	(1.97)	(1.84)	(0.83)	(1.11)	(0.80)
Net asset value, end of period	$20.69	$23.22	$18.54	$17.57	$17.98
Total return	(3.24)%	37.26%	10.39%	4.69%	13.65%
Ratios to average net assets (annualized)
Gross expenses	0.51%	0.52%	0.52%	0.51%	0.50%
Net expenses	0.48%	0.48%	0.48%	0.48%	0.48%
Net investment income	1.09%	1.14%	1.67%	1.77%	1.67%
Supplemental data
Portfolio turnover rate	25%	36%	50%	63%	73%
Net assets, end of period (000s omitted)	$142,768	$163,217	$146,707	$285,616	$411,988

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.

26  |  Allspring Disciplined U.S. Core Fund

Notes to financial statements
1. ORGANIZATION
Allspring Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Disciplined U.S. Core Fund (the "Fund") which is a diversified series of the Trust.
Effective on November 1, 2021, the sale transaction of Wells Fargo Asset Management ("WFAM") by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. was closed. In connection with the closing of the transaction, WFAM became known as Allspring Global Investments (“Allspring”) and various entities that provided services to the Fund changed their names to "Allspring", including Allspring Funds Management, LLC, the investment manager to the Fund, Allspring Global Investments, LLC and Allspring Global Investments (UK) Limited, both registered investment advisers providing subadvisory services to certain funds, and Allspring Funds Distributor, LLC, the Fund's principal underwriter. Consummation of the transaction resulted in a new investment management agreement and subadvisory agreement which became effective on November 1, 2021.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities and futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Allspring Global Investments Pricing Committee at Allspring Funds Management, LLC ("Allspring Funds Management"). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Allspring Global Investments Pricing Committee which may include items for ratification.
Securities lending
The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the "Securities Lending Fund"), an affiliated non-registered investment company. Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.
In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the

Allspring Disciplined U.S. Core Fund  |  27

Notes to financial statements
collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.
Futures contracts
Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price on a specified date. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values and is subject to equity price risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as the counterparty to all exchange traded futures, guarantees the futures contracts against default.
Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date.
Distributions to shareholders
Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of July 31, 2022, the aggregate cost of all investments for federal income tax purposes was $545,424,898 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$415,727,074
Gross unrealized losses	(16,153,331)
Net unrealized gains	$399,573,743
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

28  |  Allspring Disciplined U.S. Core Fund

Notes to financial statements
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of July 31, 2022:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Communication services	$ 78,114,502	$0	$0	$ 78,114,502
Consumer discretionary	103,025,416	0	0	103,025,416
Consumer staples	53,830,949	0	0	53,830,949
Energy	43,091,416	0	0	43,091,416
Financials	97,108,946	0	0	97,108,946
Health care	135,462,523	0	0	135,462,523
Industrials	75,789,225	0	0	75,789,225
Information technology	259,670,008	0	0	259,670,008
Materials	27,167,844	0	0	27,167,844
Real estate	31,428,591	0	0	31,428,591
Utilities	30,821,463	0	0	30,821,463
Short-term investments
Investment companies	8,984,426	0	0	8,984,426
	944,495,309	0	0	944,495,309
Futures contracts	503,332	0	0	503,332
Total assets	$944,998,641	$0	$0	$944,998,641
Futures contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the table following the Portfolio of Investments. For futures contracts, the current day’s variation margin is reported on the Statement of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended July 31, 2022, the Fund did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection

Allspring Disciplined U.S. Core Fund  |  29

Notes to financial statements
with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $1 billion	0.350%
Next $4 billion	0.325
Next $5 billion	0.290
Over $10 billion	0.280
For the year ended July 31, 2022, the management fee was equivalent to an annual rate of 0.35% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC ("Allspring Investments"), an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.25% and declining to 0.15% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.21%
Class C	0.21
Class R	0.21
Class R6	0.03
Administrator Class	0.13
Institutional Class	0.13
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through November 30, 2022 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. As of July 31, 2022, the contractual expense caps are as follows:

30  |  Allspring Disciplined U.S. Core Fund

Notes to financial statements
Expense ratio caps
Class A	0.87%
Class C	1.62
Class R	1.12
Class R6	0.43
Administrator Class	0.74
Institutional Class	0.48
Distribution fees
The Trust has adopted a distribution plan for Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C and Class R shares and paid to Allspring Funds Distributor, LLC ("Allspring Funds Distributor"), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate of 0.75% of the average daily net assets of Class C shares and 0.25% of the average daily net assets of Class R shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended July 31, 2022, Allspring Funds Distributor received $7,569 from the sale of Class A shares and $27 in contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class A shares for the year ended July 31, 2022.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Class R, and Administrator Class are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates, and to certain entities that were affiliates of the Fund until November 1, 2021.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended July 31, 2022 were $253,629,094 and $364,944,997, respectively.
6. SECURITIES LENDING TRANSACTIONS
The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Allspring Funds Management and is subadvised by Allspring Investments. Allspring Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Allspring Funds Management are paid to Allspring Investments for its services as subadviser.
In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of July 31, 2022, the Fund did not have any securities on loan.
7. DERIVATIVE TRANSACTIONS
During the year ended July 31, 2022, the Fund entered into futures contracts to gain market exposure. The Fund had an average notional amount of $69,064,053 in long futures contracts during the year ended July 31, 2022.

Allspring Disciplined U.S. Core Fund  |  31

Notes to financial statements
The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.
8. BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee equal based on the unused balance is allocated to each participating fund.
For the year ended July 31, 2022, there were no borrowings by the Fund under the agreement.
9. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended July 31, 2022 and July 31, 2021 were as follows:
	Year ended July 31
	2022	2021
Ordinary income	$15,544,726	$18,005,630
Long-term capital gain	73,354,556	67,624,728
As of July 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$17,220,527	$91,698,754	$399,573,743
10. CONCENTRATION RISKS
As of the end of the period, the Fund concentrated its portfolio of investments in the information technology sector. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.
11. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
12. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.

32  |  Allspring Disciplined U.S. Core Fund

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Disciplined U.S. Core Fund (formerly, Wells Fargo Disciplined U.S. Core Fund) (the Fund), one of the funds constituting Allspring Funds Trust (formerly, Wells Fargo Funds Trust), including the portfolio of investments, as of July 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the  financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of July 31, 2022, by correspondence with the custodian, transfer agent and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
September 27, 2022

Allspring Disciplined U.S. Core Fund  |  33

Other information (unaudited)
TAX INFORMATION
For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 96% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended July 31, 2022.
Pursuant to Section 852 of the Internal Revenue Code, $73,354,556 was designated as a 20% rate gain distribution for the fiscal year ended July 31, 2022.
Pursuant to Section 854 of the Internal Revenue Code, $15,506,890 of income dividends paid during the fiscal year ended July 31, 2022 has been designated as qualified dividend income (QDI).
For the fiscal year ended July 31, 2022, $6,309,508 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

34  |  Allspring Disciplined U.S. Core Fund

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 136 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Allspring Disciplined U.S. Core Fund  |  35

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously taught at Cornell University from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. McKnight Foundation Consultant, November 2020 to February 2021. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Consultant (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

36  |  Allspring Disciplined U.S. Core Fund

Other information (unaudited)
Officers2
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	President, Chief Executive Officer and Director of Allspring Funds Management, LLC since 2017 and co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, since 2019. Prior thereto, Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014. In addition, Mr. Owen was an Executive Vice President of Wells Fargo & Company from 2014 to 2021.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Kate McKinley (Born 1977)	Chief Legal Officer, since 2021	Chief Legal Officer of Allspring Global Investments since 2021. Prior thereto, held various roles at State Street Global Advisors beginning in 2010, including serving as Senior Vice President and General Counsel from 2019 to 2021, and Chief Operating Officer of the Institutional Client Group from 2016 - 2019. Prior to working at State Street Global Advisors served as Assistant General Counsel for Bank of America Corporation from 2005 to 2010 and as an Associate at WilmerHale from 2002 to 2005.
Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022	Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015 Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.
Matthew Prasse (Born 1983)	Secretary, since 2021	Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.
2  For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

Allspring Disciplined U.S. Core Fund  |  37

Other information (unaudited)
LIQUIDITY RISK MANAGEMENT PROGRAM
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Allspring Funds Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series (other than the series that operate as money market funds), including the Fund, which is reasonably designed to assess and manage the Fund's liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Allspring Funds Management, LLC (“Allspring Funds Management”), the Fund's investment manager, to administer the Program, and Allspring Funds Management has established a Liquidity Risk Management Council (the "Council") composed of personnel from multiple departments within Allspring Funds Management and its affiliates to assist Allspring Funds Management in the administration of the Program.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund's liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund's investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund's assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund's “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.
At a meeting of the Board held on May 24-25, 2022, the Board received and reviewed a written report (the “Report”) from Allspring Funds Management that, among other things, addressed the operation of the Program and assessed its adequacy and effectiveness for the period from January 1, 2021 through December 31, 2021 (the “Reporting Period”). Other than extended foreign market holidays, no significant liquidity events impacting the Funds were noted in the Report. In addition, other than corporate-related changes to the Program, there were no material changes to the Program during the Reporting Period.
Allspring Funds Management determined in the Report that the Program has been implemented and operates effectively to manage each Fund’s, including the Fund’s, liquidity risk, and Allspring Funds Management continues to believe that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

38  |  Allspring Disciplined U.S. Core Fund

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-222-8222 or visit the Fund's website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2022 Allspring Global Investments Holdings, LLC. All rights reserved.
PAR-0822-00631 09-22
A203/AR203 07-22

Annual Report
July 31, 2022
Allspring
Discovery Large Cap Growth Fund
(formerly, Allspring Endeavor Select Fund)

The views expressed and any forward-looking statements are as of July 31, 2022, unless otherwise noted, and are those of the Fund's portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

Allspring Discovery Large Cap Growth Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring Discovery Large Cap Growth Fund for the 12-month period that ended July 31, 2022. Effective May 2, 2022, the Fund changed its name from Allspring Endeavor Select Fund to Allspring Discovery Large Cap Growth Fund. Globally, stocks experienced rising volatility through the period, but overall, U.S. stocks didn’t fare as badly as non-U.S. equities while the global economy faced multiple challenges. Bonds also had poor performance during a difficult period, with major fixed income indexes all down for the 12-month period.
Earlier tailwinds provided by global stimulus programs, vaccination rollouts, and recovering consumer and corporate sentiment were more than offset by the highest rate of inflation in four decades, concerns about aggressive central bank rate hikes, more highly contagious COVID-19 variants, and the Russia-Ukraine war. The impact of already-significant supply chain disruptions was made worse by China’s COVID-19 lockdowns.
For the 12-month period, both stocks and bonds registered significant losses, with U.S. large-cap stocks faring better than non-U.S. developed market equities and emerging market stocks. Returns from fixed-income securities were also negative in a period of high inflation and sharply rising interest rates. For the period, U.S. stocks, based on the S&P 500 Index,1 lost 4.64%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned -15.26%, while the MSCI EM Index (Net) (USD)3  had weaker performance with a loss of 20.09%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -9.12%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 returned -18.45%, the Bloomberg Municipal Bond Index6 lost 6.93%, and the ICE BofA U.S. High Yield Index7 fell 7.72%.
Rising inflation, COVID, and the Russian invasion of Ukraine drove market performance.
The period began with the COVID-19 Delta variant producing outbreaks globally in August, feeding market volatility and casting doubts over the ongoing economic recovery. The U.S. economy remained strong despite the Delta variant, ongoing inflationary pressures, and worries over Hurricane Ida. Emerging market equities experienced elevated volatility, largely influenced by China’s regulatory stance. Municipal debt had its first monthly loss since February 2021. Among commodities, crude oil fell sharply as the Delta variant caused expectations to dampen. However, oil remained a leading asset-class performer for the year.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2022. ICE Data Indices, LLC. All rights reserved.

2  |  Allspring Discovery Large Cap Growth Fund

Letter to shareholders (unaudited)
Global markets suffered their broadest retreat in a year during September, except for commodities, as concerns over inflation and the interest rate outlook depressed investor confidence. Emerging markets declined on concerns over supply chain disruptions along with rising energy and food prices. Meanwhile, the U.S. Federal Reserve (Fed) indicated it would soon start to slow the pace of asset purchases. U.S. concerns included a congressional showdown over the debt ceiling, the 2022 federal government budget, and the infrastructure package. Meanwhile, commodities thrived in September, driven by sharply higher energy prices.
Elevated inflation pressures and the global supply bottleneck continued in October, but strong earnings provided a bright spot in the U.S., the eurozone, and many Asian countries. Government bond yields rose globally as central banks prepared to tighten monetary policy. Commodity prices continued to rise, driven by sharply higher energy costs.
In November, as COVID-19 hospitalizations rose, most major global asset classes declined. Two exceptions were U.S. investment-grade bonds and Treasury inflation-protected securities. President Biden signed a long-awaited infrastructure bill to upgrade U.S. roads, bridges, and railways. Meanwhile, the Consumer Price Index (CPI),1 a measure of domestic inflation conditions, jumped to its highest level in 31 years. While the threat of consistently high inflation led the Fed to discuss a faster pace of tapering, the Omicron strain created uncertainty. Commodities lost ground for the month, driven by sharp declines in oil prices (and energy costs in general) as well as precious metals.
Global volatility lessened in December as data indicated a lower risk of severe disease and death from the Omicron variant. Even so, several countries introduced restrictions on travel and hospitality, among other sectors, in an effort to reduce the spread. In the U.S., data indicated a stable economy overall, with robust corporate earnings. Consumer spending potential looked strong heading into 2022 on elevated household savings and the lowest household debt ratio since 1973. U.S. corporate and high-yield bonds had monthly gains while Treasuries declined. Bonds were adversely affected by the projection of multiple rate hikes in 2022 by senior Federal Open Market Committee members.
In January 2022, the main focus was on potential U.S. interest rate hikes and the Russia-Ukraine conflict. The Fed hinted that a March interest rate hike was likely. Meanwhile, Russia threatened a potential invasion of Ukraine, which could disrupt Russia’s massive energy supplies and drive demand from non-Russian oil-producing countries. Elsewhere overseas, Europe saw food and energy prices spike, leading to rising inflation. Within fixed income, corporate bonds struggled in January, underperforming government bonds, as investors focused on continued elevated inflation and ongoing uncertainty over the U.S. monetary path.
The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodity markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics. Major global stock indexes were down in February, along with global bonds overall, with ongoing high levels of volatility in March along with mixed results that favored U.S. large-cap stocks. Prices of commodities spiked, including crude oil, natural gas, wheat, and precious metals, on elevated concerns of supply shortages. All of this fed already-high inflation concerns and added to expectations of more aggressive central bank interest rate hikes. Sweeping sanctions against Russia and corporate pullouts contributed to market volatility. Despite the geopolitical turmoil, the U.S. economic outlook remained largely unchanged, with a healthy job market and indications of growth.
In April, market volatility continued, with deepening losses across major capital markets, as both the S&P 500 and MSCI ACWI (Net)2 fell 8% or more for the month. The Chinese economy struggled through a strict lockdown as the government tried to contain a major COVID-19 outbreak, creating a global ripple effect that compounded existing supply shortages. This was exacerbated by the impact of the Russia-Ukraine war on global commodities. Meanwhile, U.S. annual inflation raged at 8.5%, its highest level since 1981, and investors braced themselves for aggressive Fed monetary tightening moves.
“ Global markets suffered their broadest retreat in a year during September, except for commodities, as concerns over inflation and the interest rate outlook depressed investor confidence.”
“ The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodity markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics.”

[1]	The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.
[2]	The MSCI ACWI (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. You cannot invest directly in an index.

Allspring Discovery Large Cap Growth Fund  |  3

Letter to shareholders (unaudited)
Market volatility continued in May, although markets recovered ground late in the month. Value stocks continued to outperform growth stocks. The concerns that had dominated markets for months continued, including high inflation and geopolitical tensions that exacerbated high crude oil, gasoline, and food prices. In response, the Fed raised the federal funds rate by 0.50%, with broad expectations of multiple rate hikes to come. Meanwhile, highly contagious COVID-19 variants persisted. However, labor markets in the U.S., the U.K., and Europe remained strong. The U.S. recorded a 3.6% unemployment rate, although labor market participation remained low. U.S. retail sales for April, released in May, indicated a fourth consecutive monthly increase, reflecting continued consumer resilience.
A historically bad year in financial markets continued in June with stocks posting further losses enroute to their worst first half of a year in 50 years. Bonds didn't fare much better. Driving the losses were the same factors that have been at play: rising global inflation and fears of recession as central banks increase rates to try to curb inflation, which climbed above 9% in June in the U.S. The Fed raised its short-term rate by another 0.75% in June, ending the month at a 1.50%–1.75% range. Meanwhile, U.S. economic data remained relatively robust as the U.S. unemployment rate held steady at 3.6% and the housing market was only marginally affected, so far, by sharply higher mortgage rates.
Markets rebounded in July, led by U.S. stocks. While evidence began to point to an economic slowdown, and possibly a recession after two consecutive quarters of negative GDP growth, the U.S. labor market remained surprisingly robust: July nonfarm payrolls grew by more than 500,000 and U.S. unemployment dipped to 3.5%. Meanwhile, crude oil and retail gasoline prices, major contributors to recent overall inflation, fell substantially from earlier highs. And while U.S. housing market data indicated a continued rise in home prices, home sales fell as houses became less affordable with mortgage rates at a 13-year high. The Fed raised rates another 0.75% in July and forecasts pointed to continued rate increases.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Allspring Funds

For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.

4  |  Allspring Discovery Large Cap Growth Fund

Letter to shareholders (unaudited)
Notice to Shareholders
Russia launched a large-scale invasion of Ukraine on February 24, 2022. As a result of this military action, the United States and many other countries have instituted various economic sanctions against Russian and Belarus individuals and entities. The situation has led to increased financial market volatility and has had severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities, such as oil and natural gas. The extent and duration of the military action, resulting sanctions imposed, other punitive action taken and the resulting market disruptions cannot be easily predicted.
Our solidarity and support goes out to our impacted employees and the people affected in Ukraine and their families. Allspring has a dedicated team of investment professionals actively monitoring the situation for any new developments and the potential impact to our clients and investment products. As the situation remains fluid, we are focused on the assessment of risks, valuation, and liquidity of impacted securities. Please visit our website at allspringglobal.com and click on “Russia-Ukraine Updates” for further information.
Notice to Shareholders
At a meeting held February 23-24, 2022, the Board of Trustees of the Allspring Funds approved changing the name of the Fund from Allspring Endeavor Select Fund to Allspring Discovery Large Cap Growth Fund which became effective on May 2, 2022. There was no change to the Fund’s investment process because of the name change.

Allspring Discovery Large Cap Growth Fund  |  5

Performance highlights (unaudited)
Investment objectiveThe Fund seeks long-term capital appreciation.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Michael T. Smith, CFA®‡, Christopher J. Warner, CFA®‡
Average annual total returns (%) as of July 31, 2022
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (STAEX)	12-29-2000	-26.42	12.50	13.08	-21.94	13.83	13.75	1.25	1.03
Class C (WECCX)	12-29-2000	-23.39	13.00	13.06	-22.39	13.00	13.06	2.00	1.78
Class R6 (WECRX)[3]	9-20-2019	–	–	–	-21.60	14.33	14.24	0.82	0.60
Administrator Class (WECDX)	4-8-2005	–	–	–	-21.92	14.01	13.99	1.17	0.94
Institutional Class (WFCIX)	4-8-2005	–	–	–	-21.67	14.24	14.20	0.92	0.70
Russell 1000® Growth Index[4]	–	–	–	–	-11.93	16.30	15.95	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through November 30, 2022, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.03% for Class A, 1.78% for Class C, 0.60% for Class R6, 0.94% for Administrator Class, and 0.70% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.
[4]	The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price/book ratios and higher forecasted growth values. You cannot invest directly in an index.
Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to foreign investment risk, focused portfolio risk, and smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6  |  Allspring Discovery Large Cap Growth Fund

Performance highlights (unaudited)
Growth of $10,000 investment as of July 31, 20221
[1]	The chart compares the performance of Class A shares for the most recent ten years with the Russell 1000® Growth Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

Allspring Discovery Large Cap Growth Fund  |  7

Performance highlights (unaudited)
MANAGER'S DISCUSSION
Fund highlights
■	The Fund underperformed its benchmark, the Russell 1000® Growth Index, for the 12-month period that ended July 31, 2022.
■	Stock selection within the information technology (IT) and consumer discretionary sectors detracted from performance.
■	Not owning two large positions within the benchmark detracted from relative performance.
■	Security selection within industrials, along with select health care positions, contributed to performance.
Inflation and monetary policy dominated market sentiment.
Over the past year, a continual stream of macro headlines created high volatility for investors. Market sentiment wavered violently as investors grappled with high inflation, tightening Federal Reserve (Fed) policy, supply-chain disruptions, COVID-19 lockdowns, and the war in Ukraine.  Amid this uncertainty, the dominant storyline was persistently high inflation, as the headline year-over-year consumer price index* reached 8.6% in June 2022, the highest level in more than 40 years. The Fed signaled in clear terms that it would take all necessary measures to tighten policy and dampen inflation. As a result, rising interest rates and the end of easy money triggered a bear market with few places for investors to hide. Many equity indexes contracted during the year, as rising interest rates also drove bond indexes into negative territory.
Within the Russell 1000 Growth Index, leadership tilted toward perceived beneficiaries of rising oil prices, inflation, and interest rates. Defensive sectors, such as utilities and real estate, outperformed, as did energy and commodity stocks. Growth stocks, often found in the IT sector, rotated sharply out of favor, with many companies experiencing a compression of their valuation despite reporting favorable financial results. Late in the period, evidence of peak inflation and a dovish shift in the Fed’s policy led to a market rally, with growth stocks outperforming the market during the early phase of the recovery.
Despite the heightened macro uncertainty, we did not significantly reposition the Fund. Our investment process has long focused on companies harnessing innovation to create superior long-term growth. This focus on security selection, even in times of high volatility, is key to generating strong long-term performance. The Fund remains positioned toward companies that we believe are situated on the right side of change.
Ten largest holdings (%) as of July 31, 2022[1]
Microsoft Corporation	9.86
Amazon.com Incorporated	8.71
Alphabet Incorporated Class A	7.02
Visa Incorporated Class A	5.07
The Home Depot Incorporated	3.64
Cadence Design Systems Incorporated	3.54
Waste Connections Incorporated	3.23
UnitedHealth Group Incorporated	3.18
ServiceNow Incorporated	2.73
Union Pacific Corporation	2.70
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.
Stock selection within IT detracted from performance.
A detractor within IT, Block, Inc. is a leading technology company that provides full-circle solutions to small businesses. The company enables digital payments, online marketplaces, shipping and payroll services. During the year, investor sentiment rotated aggressively away from high-growth software and digital payments companies. Volatility was heightened for companies that increased capital expenditures or had exposure to cryptocurrencies. Block has modest exposure to cryptocurrencies and recently completed a strategic acquisition, which adversely affected gross profit margins in the short term. Our research indicates that Block has created a diverse financial ecosystem and has already seen improvements across its lines of businesses. We are closely monitoring fundamentals.
Also within IT, competitive concerns and lowered guidance pressured shares of PayPal Holdings, Inc. During the pandemic, the company experienced a significant pull forward in new user growth and transaction volumes, resulting in difficult comparisons for the company to exceed. As brick-and-mortar sales recovered and the growth of ecommerce transactions slowed over the past two quarters,

*	The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index

8  |  Allspring Discovery Large Cap Growth Fund

Performance highlights (unaudited)
PayPal guided down its growth expectations. Additionally, a rise of new entrants into the payments industry roused investor fears over the long-term growth prospects of established legacy payment companies. Despite the short-term headwinds, we believe key products such as Venmo remain under-monetized and could lead to strong future growth for PayPal.
Not owning Apple or Tesla, two large components of the benchmark, hurt the Fund's relative performance.
Security selection within industrials, along with select health care positions, contributed to performance.
Within industrials, shares of Waste Connections, Inc., a waste disposal company, outperformed during the year. Waste Connections operates in a defensive industry with a stable financial profile and steady cash flows. The company benefits from high barriers to entry as environmental constraints limit the ability of competitors to create new landfills. With strong pricing power and a focus on increasing operational efficiencies, Waste Connections has consistently improved profitability and free cash flow despite higher labor and fuel costs. The company also has a successful track record of purchasing competitors with its excess free cash flow, which can boost growth by consolidating the industry and driving synergies at the acquired businesses. Over the year, macro concerns over inflation and the Russia-Ukraine war shifted many investors into defensive companies with pricing power. Waste Connections has consistently reported healthy volume growth across all regions, expanded profit margins, and growth in free cash flow. The role of Waste Connections as a consistent ”Core Holding” is important within our portfolio construction process, and we are confident in the company’s long-term outlook.
A leading provider of managed care and health insurance, UnitedHealth Group Inc. contributed to returns. United Health is well positioned to profitably outgrow competitors and drive strong long-term performance. A material portion of the company’s earnings today come from the Optum services segment which is a mix of pharmacy benefits, physician services, and data analytics. Long considered a crown jewel asset for the company, Optum Health is facilitating the changing payment dynamics in the U.S. health care system toward outcomes-based metrics which focuses more on preventative health care. Additionally, the Optum business is helping to drive industry-leading member growth in the core UnitedHealth insurance business, particularly in Medicare Advantage plans. During the year, UnitedHealth reported double-digit growth within Medicare Advantage, Medicaid, and Optum Health plans. By expanding into additional new markets globally while improving the quality of coverage provided, we believe UnitedHealth is a ”Core Holding” poised for consistent long-term growth.
Sector allocation as of July 31, 2022[1]
[1]	Figures represent the percentage of the Fund's long-term investments. These amounts are subject to change and may have changed since the date specified.
Maintaining focus on bottom-up fundamentals.
Since the onset of the pandemic, we have seen volatile swings in market leadership as macro sentiment drove returns, disconnecting stock prices from underlying fundamentals. Our fundamentally based investment process can be challenged in these environments. It is our experience that these periods are often temporary in nature and can set the Fund up for strong performance in the future. Over the long term, we believe the growth of an underlying business is the dominant driver of equity returns.
Despite the recent focus on inflation, we do not believe the current environment represents a new long-term reality. The secular forces of demographics, debt, and disruption remain. We believe that the U.S. economy will ultimately return to slow levels of economic growth, which can be a tailwind for our investment style as businesses with superior fundamentals and sustainable growth are rewarded. Late in the period, we began to see evidence of this shift and a normalization of conditions for the Fund’s holdings.
As investors focused on companies on the right side of change, we focus on a long-term time horizon. Despite the recent volatility, many of our portfolio companies have reported favorable fundamental results. This is encouraging to us and reinforces our view that time is on our side. By remaining invested in these innovative companies, the portfolio is positioned to generate favorable compounding as fundamentals drive stock prices over the long term.

Allspring Discovery Large Cap Growth Fund  |  9

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from February 1, 2022 to July 31, 2022.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 2-1-2022	Ending account value 7-31-2022	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$ 847.18	$4.58	1.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.84	$5.01	1.00%
Class C
Actual	$1,000.00	$ 846.37	$8.15	1.78%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.97	$8.90	1.78%
Class R6
Actual	$1,000.00	$ 848.89	$2.75	0.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.82	$3.01	0.60%
Administrator Class
Actual	$1,000.00	$ 847.20	$4.31	0.94%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.13	$4.71	0.94%
Institutional Class
Actual	$1,000.00	$ 848.35	$3.21	0.70%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.32	$3.51	0.70%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half-year period).

10  |  Allspring Discovery Large Cap Growth Fund

Portfolio of investments—July 31, 2022

	Shares	Value
Common stocks: 97.32%
Communication services: 11.05%
Entertainment: 1.42%
Spotify Technology SA †	27,400	$ 3,096,748
Interactive media & services: 9.63%
Alphabet Incorporated Class A †	132,140	15,370,525
Alphabet Incorporated Class C †	18,100	2,111,184
Match Group Incorporated †	49,286	3,613,157
		21,094,866
Consumer discretionary: 20.02%
Auto components: 1.28%
Aptiv plc †	26,750	2,805,808
Automobiles: 1.95%
Ferrari NV	20,200	4,266,846
Hotels, restaurants & leisure: 2.64%
Chipotle Mexican Grill Incorporated †	3,700	5,787,614
Internet & direct marketing retail: 10.51%
Amazon.com Incorporated †	141,260	19,063,037
MercadoLibre Incorporated †	4,850	3,946,494
		23,009,531
Specialty retail: 3.64%
The Home Depot Incorporated	26,516	7,979,725
Financials: 5.53%
Capital markets: 5.53%
Intercontinental Exchange Incorporated	39,190	3,996,988
MarketAxess Holdings Incorporated	12,100	3,276,438
S&P Global Incorporated	12,841	4,840,158
		12,113,584
Health care: 11.16%
Health care equipment & supplies: 7.98%
Align Technology Incorporated †	9,100	2,556,827
DexCom Incorporated †	63,100	5,179,248
Edwards Lifesciences Corporation †	50,450	5,072,243
Intuitive Surgical Incorporated †	20,250	4,660,943
		17,469,261
Health care providers & services: 3.18%
UnitedHealth Group Incorporated	12,847	6,967,442
Industrials: 7.50%
Commercial services & supplies: 3.23%
Waste Connections Incorporated	53,040	7,073,945
Machinery: 1.57%
Deere & Company	10,000	3,431,800
The accompanying notes are an integral part of these financial statements.

Allspring Discovery Large Cap Growth Fund  |  11

Portfolio of investments—July 31, 2022

	Shares	Value
Road & rail: 2.70%
Union Pacific Corporation	26,000	$ 5,909,800
Information technology: 37.40%
Communications equipment: 2.30%
Motorola Solutions Incorporated	21,100	5,034,249
IT services: 11.83%
Block Incorporated Class A †	45,500	3,460,730
Fiserv Incorporated †	42,394	4,480,198
MongoDB Incorporated †	12,000	3,749,640
PayPal Holdings Incorporated †	36,000	3,115,080
Visa Incorporated Class A	52,328	11,099,290
		25,904,938
Semiconductors & semiconductor equipment: 1.34%
Advanced Micro Devices Incorporated †	31,000	2,928,570
Software: 21.93%
Atlassian Corporation plc Class A †	20,800	4,353,856
Bill.com Holdings Incorporated †	27,000	3,647,160
Cadence Design Systems Incorporated †	41,700	7,759,536
Crowdstrike Holdings Incorporated Class A †	25,600	4,700,160
Microsoft Corporation	76,934	21,598,451
ServiceNow Incorporated †	13,380	5,976,311
		48,035,474
Materials: 2.39%
Chemicals: 2.39%
The Sherwin-Williams Company	21,650	5,238,001
Real estate: 2.27%
Equity REITs: 2.27%
SBA Communications Corporation	14,800	4,969,692
Total Common stocks (Cost $120,612,084)		213,117,894

		Yield
Short-term investments: 2.84%
Investment companies: 2.84%
Allspring Government Money Market Fund Select Class ♠∞		1.76%	6,229,120	6,229,120
Total Short-term investments (Cost $6,229,120)				6,229,120
Total investments in securities (Cost $126,841,204)	100.16%			219,347,014
Other assets and liabilities, net	(0.16)			(356,666)
Total net assets	100.00%			$218,990,348

†	Non-income-earning security
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
REIT	Real estate investment trust
The accompanying notes are an integral part of these financial statements.

12  |  Allspring Discovery Large Cap Growth Fund

Portfolio of investments—July 31, 2022

Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$971,857	$89,888,804	$(84,631,541)	$0	$0	$ 6,229,120	6,229,120	$ 17,150
Investments in affiliates no longer held at end of period
Securities Lending Cash Investments LLC	320,350	4,770,175	(5,090,525)	0	0	0	0	46 #
				$0	$0	$6,229,120		$17,196

#	Amount shown represents income before fees and rebates.
The accompanying notes are an integral part of these financial statements.

Allspring Discovery Large Cap Growth Fund  |  13

Statement of assets and liabilities—July 31, 2022

Assets
Investments in unaffiliated securities, at value (cost $120,612,084)	$ 213,117,894
Investments in affiliated securities, at value (cost $6,229,120)	6,229,120
Receivable for dividends	33,686
Receivable for Fund shares sold	7,507
Prepaid expenses and other assets	119,503
Total assets	219,507,710
Liabilities
Payable for Fund shares redeemed	348,797
Management fee payable	77,457
Professional fees payable	28,518
Administration fees payable	26,056
Distribution fee payable	1,847
Trustees’ fees and expenses payable	327
Accrued expenses and other liabilities	34,360
Total liabilities	517,362
Total net assets	$218,990,348
Net assets consist of
Paid-in capital	$ 107,696,610
Total distributable earnings	111,293,738
Total net assets	$218,990,348
Computation of net asset value and offering price per share
Net assets – Class A	$ 101,833,152
Shares outstanding – Class A1	13,306,320
Net asset value per share – Class A	$7.65
Maximum offering price per share – Class A2	$8.12
Net assets – Class C	$ 3,103,083
Shares outstanding – Class C1	1,025,773
Net asset value per share – Class C	$3.03
Net assets – Class R6	$ 40,355,982
Shares outstanding – Class R6[1]	4,227,113
Net asset value per share – Class R6	$9.55
Net assets – Administrator Class	$ 5,882,398
Shares outstanding – Administrator Class[1]	671,164
Net asset value per share – Administrator Class	$8.76
Net assets – Institutional Class	$ 67,815,733
Shares outstanding – Institutional Class[1]	7,131,136
Net asset value per share – Institutional Class	$9.51
[1]	The Fund has an unlimited number of authorized shares.
[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

14  |  Allspring Discovery Large Cap Growth Fund

Statement of operations—year ended July 31, 2022

Investment income
Dividends (net of foreign withholdings taxes of $14,091)	$ 1,131,121
Income from affiliated securities	17,223
Total investment income	1,148,344
Expenses
Management fee	1,842,108
Administration fees
Class A	264,855
Class C	9,699
Class R6	12,665
Administrator Class	11,468
Institutional Class	105,793
Shareholder servicing fees
Class A	315,303
Class C	11,547
Administrator Class	21,855
Distribution fee
Class C	34,640
Custody and accounting fees	19,889
Professional fees	51,080
Registration fees	107,829
Shareholder report expenses	42,701
Trustees’ fees and expenses	20,098
Other fees and expenses	13,798
Total expenses	2,885,328
Less: Fee waivers and/or expense reimbursements
Fund-level	(582,780)
Class A	(23,143)
Class R6	(4,233)
Administrator Class	(885)
Institutional Class	(8,160)
Net expenses	2,266,127
Net investment loss	(1,117,783)
Realized and unrealized gains (losses) on investments
Net realized gains on investments	32,559,187
Net change in unrealized gains (losses) on investments	(92,425,273)
Net realized and unrealized gains (losses) on investments	(59,866,086)
Net decrease in net assets resulting from operations	$(60,983,869)
The accompanying notes are an integral part of these financial statements.

Allspring Discovery Large Cap Growth Fund  |  15

Statement of changes in net assets

	Year ended July 31, 2022		Year ended July 31, 2021
Operations
Net investment loss		$ (1,117,783)		$ (981,684)
Net realized gains on investments		32,559,187		38,305,108
Net change in unrealized gains (losses) on investments		(92,425,273)		41,309,796
Net increase (decrease) in net assets resulting from operations		(60,983,869)		78,633,220
Distributions to shareholders from
Net investment income and net realized gains
Class A		(23,155,876)		(10,518,393)
Class C		(1,745,947)		(883,514)
Class R6		(5,165,574)		(2,734,798)
Administrator Class		(1,537,533)		(764,611)
Institutional Class		(12,444,118)		(6,195,904)
Total distributions to shareholders		(44,049,048)		(21,097,220)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	967,499	9,750,987	910,566	9,439,265
Class C	240,590	993,153	129,367	683,576
Class R6	2,451,711	25,577,401	569,519	6,909,745
Administrator Class	50,063	601,613	153,640	1,732,301
Institutional Class	1,940,962	19,549,872	1,122,261	13,663,932
		56,473,026		32,428,819
Reinvestment of distributions
Class A	2,215,143	22,638,764	1,050,716	10,276,004
Class C	430,036	1,745,947	181,793	883,514
Class R6	406,418	5,165,574	232,545	2,730,078
Administrator Class	130,906	1,531,605	69,407	760,704
Institutional Class	974,855	12,351,415	527,036	6,176,862
		43,433,305		20,827,162
Payment for shares redeemed
Class A	(2,032,288)	(18,646,650)	(2,729,863)	(28,108,562)
Class C	(664,761)	(2,681,191)	(575,614)	(3,110,801)
Class R6	(1,908,298)	(21,891,244)	(1,784,268)	(21,244,087)
Administrator Class	(346,530)	(3,550,440)	(228,663)	(2,633,373)
Institutional Class	(2,871,527)	(32,714,655)	(2,171,020)	(26,836,883)
		(79,484,180)		(81,933,706)
Net increase (decrease) in net assets resulting from capital share transactions		20,422,151		(28,677,725)
Total increase (decrease) in net assets		(84,610,766)		28,858,275
Net assets
Beginning of period		303,601,114		274,742,839
End of period		$218,990,348		$303,601,114
The accompanying notes are an integral part of these financial statements.

16  |  Allspring Discovery Large Cap Growth Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended July 31
Class A	2022	2021	2020	2019	2018
Net asset value, beginning of period	$11.65	$9.62	$8.33	$9.43	$9.09
Net investment loss	(0.06) [1]	(0.05) [1]	(0.03) [1]	(0.03) [1]	(0.04) [1]
Net realized and unrealized gains (losses) on investments	(2.01)	2.93	2.08	0.97	2.23
Total from investment operations	(2.07)	2.88	2.05	0.94	2.19
Distributions to shareholders from
Net realized gains	(1.93)	(0.85)	(0.76)	(2.04)	(1.85)
Net asset value, end of period	$7.65	$11.65	$9.62	$8.33	$9.43
Total return[2]	(21.94)%	31.66%	26.57%	15.37%	27.35%
Ratios to average net assets (annualized)
Gross expenses	1.26%	1.25%	1.26%	1.30%	1.25%
Net expenses	1.01%	1.01%	1.02%	1.20%	1.20%
Net investment loss	(0.58)%	(0.50)%	(0.30)%	(0.35)%	(0.49)%
Supplemental data
Portfolio turnover rate	27%	21%	16%	20%	36%
Net assets, end of period (000s omitted)	$101,833	$141,657	$124,271	$17,940	$16,301

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.

Allspring Discovery Large Cap Growth Fund  |  17

Financial highlights
(For a share outstanding throughout each period)
	Year ended July 31
Class C	2022	2021	2020	2019	2018
Net asset value, beginning of period	$5.76	$5.18	$4.86	$6.46	$6.80
Net investment loss	(0.06) [1]	(0.07) [1]	(0.05) [1]	(0.06) [1]	(0.08) [1]
Net realized and unrealized gains (losses) on investments	(0.74)	1.50	1.13	0.50	1.59
Total from investment operations	(0.80)	1.43	1.08	0.44	1.51
Distributions to shareholders from
Net realized gains	(1.93)	(0.85)	(0.76)	(2.04)	(1.85)
Net asset value, end of period	$3.03	$5.76	$5.18	$4.86	$6.46
Total return[2]	(22.39)%	30.71%	25.48%	14.51%	26.43%
Ratios to average net assets (annualized)
Gross expenses	2.00%	2.00%	2.01%	2.05%	2.00%
Net expenses	1.78%	1.78%	1.79%	1.95%	1.95%
Net investment loss	(1.35)%	(1.26)%	(1.06)%	(1.12)%	(1.22)%
Supplemental data
Portfolio turnover rate	27%	21%	16%	20%	36%
Net assets, end of period (000s omitted)	$3,103	$5,876	$6,651	$2,116	$3,792

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.

18  |  Allspring Discovery Large Cap Growth Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended July 31
Class R6	2022	2021	2020 [1]
Net asset value, beginning of period	$14.03	$11.37	$9.63
Net investment income (loss)	(0.02) [2]	(0.01) [2]	0.01
Net realized and unrealized gains (losses) on investments	(2.53)	3.52	2.49
Total from investment operations	(2.55)	3.51	2.50
Distributions to shareholders from
Net realized gains	(1.93)	(0.85)	(0.76)
Net asset value, end of period	$9.55	$14.03	$11.37
Total return[3]	(21.60)%	32.36%	27.68%
Ratios to average net assets (annualized)
Gross expenses	0.83%	0.82%	0.82%
Net expenses	0.60%	0.60%	0.60%
Net investment income (loss)	(0.15)%	(0.09)%	0.11%
Supplemental data
Portfolio turnover rate	27%	21%	16%
Net assets, end of period (000s omitted)	$40,356	$45,970	$48,435

[1]	For the period from September 20, 2019 (commencement of class operations) to July 31, 2020
[2]	Calculated based upon average shares outstanding
[3]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

Allspring Discovery Large Cap Growth Fund  |  19

Financial highlights
(For a share outstanding throughout each period)
	Year ended July 31
Administrator Class	2022	2021	2020	2019	2018
Net asset value, beginning of period	$13.07	$10.66	$9.15	$10.12	$9.62
Net investment loss	(0.06) [1]	(0.05) [1]	(0.02) [1]	(0.01) [1]	(0.03) [1]
Net realized and unrealized gains (losses) on investments	(2.32)	3.31	2.29	1.08	2.38
Total from investment operations	(2.38)	3.26	2.27	1.07	2.35
Distributions to shareholders from
Net realized gains	(1.93)	(0.85)	(0.76)	(2.04)	(1.85)
Net asset value, end of period	$8.76	$13.07	$10.66	$9.15	$10.12
Total return	(21.92)%	32.15%	26.59%	15.63%	27.55%
Ratios to average net assets (annualized)
Gross expenses	1.17%	1.17%	1.18%	1.21%	1.16%
Net expenses	0.94%	0.94%	0.94%	1.00%	1.00%
Net investment loss	(0.50)%	(0.43)%	(0.21)%	(0.16)%	(0.28)%
Supplemental data
Portfolio turnover rate	27%	21%	16%	20%	36%
Net assets, end of period (000s omitted)	$5,882	$10,934	$8,979	$2,590	$3,068

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.

20  |  Allspring Discovery Large Cap Growth Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended July 31
Institutional Class	2022	2021	2020	2019	2018
Net asset value, beginning of period	$13.99	$11.36	$9.68	$10.57	$9.95
Net investment income (loss)	(0.03) [1]	(0.02) [1]	0.01 [1]	0.00 [1,2]	(0.01) [1]
Net realized and unrealized gains (losses) on investments	(2.52)	3.50	2.43	1.15	2.49
Total from investment operations	(2.55)	3.48	2.44	1.15	2.48
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	0.00	(0.01)
Net realized gains	(1.93)	(0.85)	(0.76)	(2.04)	(1.85)
Total distributions to shareholders	(1.93)	(0.85)	(0.76)	(2.04)	(1.86)
Net asset value, end of period	$9.51	$13.99	$11.36	$9.68	$10.57
Total return	(21.67)%	32.11%	26.91%	15.76%	28.01%
Ratios to average net assets (annualized)
Gross expenses	0.93%	0.92%	0.93%	0.97%	0.92%
Net expenses	0.70%	0.70%	0.72%	0.80%	0.80%
Net investment income (loss)	(0.27)%	(0.19)%	0.07%	0.05%	(0.08)%
Supplemental data
Portfolio turnover rate	27%	21%	16%	20%	36%
Net assets, end of period (000s omitted)	$67,816	$99,164	$86,407	$107,670	$131,655

[1]	Calculated based upon average shares outstanding
[2]	Amount is less than $0.005.
The accompanying notes are an integral part of these financial statements.

Allspring Discovery Large Cap Growth Fund  |  21

Notes to financial statements
1. ORGANIZATION
Allspring Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Discovery Large Cap Growth Fund (formerly, Allspring Endeavor Select Fund) (the "Fund") which is a diversified series of the Trust.
Effective on November 1, 2021, the sale transaction of Wells Fargo Asset Management ("WFAM") by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. was closed. In connection with the closing of the transaction, WFAM became known as Allspring Global Investments (“Allspring”) and various entities that provided services to the Fund changed their names to "Allspring", including Allspring Funds Management, LLC, the investment manager to the Fund, Allspring Global Investments, LLC and Allspring Global Investments (UK) Limited, both registered investment advisers providing subadvisory services to certain funds, and Allspring Funds Distributor, LLC, the Fund's principal underwriter. Consummation of the transaction resulted in a new investment management agreement and subadvisory agreement which became effective on November 1, 2021.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Allspring Global Investments Pricing Committee at Allspring Funds Management, LLC ("Allspring Funds Management"). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Allspring Global Investments Pricing Committee which may include items for ratification.
Foreign currency translation
The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Allspring Global Investments Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

22  |  Allspring Discovery Large Cap Growth Fund

Notes to financial statements
Securities lending
The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the "Securities Lending Fund"), an affiliated non-registered investment company. Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.
In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Distributions to shareholders
Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of July 31, 2022, the aggregate cost of all investments for federal income tax purposes was $129,037,056 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$109,446,136
Gross unrealized losses	(19,136,178)
Net unrealized gains	$ 90,309,958

Allspring Discovery Large Cap Growth Fund  |  23

Notes to financial statements
Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassification is due to net operating loss. At July 31, 2022, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:
Paid-in capital	Total distributable earnings
$(549,998)	$549,998
 As of July 31, 2022, the Fund had a qualified late-year ordinary loss of $567,749 which will be recognized on the first day of the following fiscal year.
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of July 31, 2022:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Communication services	$ 24,191,614	$0	$0	$ 24,191,614
Consumer discretionary	43,849,524	0	0	43,849,524
Financials	12,113,584	0	0	12,113,584
Health care	24,436,703	0	0	24,436,703
Industrials	16,415,545	0	0	16,415,545
Information technology	81,903,231	0	0	81,903,231
Materials	5,238,001	0	0	5,238,001
Real estate	4,969,692	0	0	4,969,692
Short-term investments
Investment companies	6,229,120	0	0	6,229,120
Total assets	$219,347,014	$0	$0	$219,347,014
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.

24  |  Allspring Discovery Large Cap Growth Fund

Notes to financial statements
For the year ended July 31, 2022, the Fund did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $500 million	0.700%
Next $500 million	0.675
Next $1 billion	0.650
Next $2 billion	0.625
Next $1 billion	0.600
Next $3 billion	0.590
Next $2 billion	0.565
Next $2 billion	0.555
Next $4 billion	0.530
Over $16 billion	0.505
For the year ended July 31, 2022, the management fee was equivalent to an annual rate of 0.70% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC ("Allspring Investments"), an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.30% and declining to 0.20% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.21%
Class C	0.21
Class R6	0.03
Administrator Class	0.13
Institutional Class	0.13
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded

Allspring Discovery Large Cap Growth Fund  |  25

Notes to financial statements
its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through November 30, 2022 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. As of July 31, 2022, the contractual expense caps are as follows:
Expense ratio caps
Class A	1.03%
Class C	1.78
Class R6	0.60
Administrator Class	0.94
Institutional Class	0.70
Distribution fee
The Trust has adopted a distribution plan for Class C shares pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Allspring Funds Distributor, LLC ("Allspring Funds Distributor"), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate of 0.75% of the average daily net assets of Class C shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended July 31, 2022, Allspring Funds Distributor received $3,285 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended July 31, 2022.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C and Administrator Class are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates, and to certain entities that were affiliates of the Fund until November 1, 2021.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended July 31, 2022 were $70,430,050 and $99,756,859, respectively.
6. SECURITIES LENDING TRANSACTIONS
The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Allspring Funds Management and is subadvised by Allspring Investments. Allspring Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Allspring Funds Management are paid to Allspring Investments for its services as subadviser.
In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of July 31, 2022, the Fund did not have any securities on loan.

26  |  Allspring Discovery Large Cap Growth Fund

Notes to financial statements
7. BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee equal based on the unused balance is allocated to each participating fund.
For the year ended July 31, 2022, there were no borrowings by the Fund under the agreement.
8. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended July 31, 2022 and July 31, 2021 were as follows:
	Year ended July 31
	2022	2021
Ordinary income	$ 1,869,637	$ 3,675,513
Long-term capital gain	42,179,411	17,421,707
As of July 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed long-term gain	Unrealized gains	Late-year ordinary losses deferred
$21,551,529	$90,309,958	$(567,749)
9. CONCENTRATION RISKS
As of the end of the period, the Fund concentrated its portfolio of investments in the information technology sector. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.
10. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
11. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.

Allspring Discovery Large Cap Growth Fund  |  27

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Discovery Large Cap Growth Fund (formerly, Wells Fargo Endeavor Select Fund) (the Fund), one of the funds constituting Allspring Funds Trust (formerly, Wells Fargo Funds Trust), including the portfolio of investments, as of July 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the  financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of July 31, 2022, by correspondence with the custodian and transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
September 27, 2022

28  |  Allspring Discovery Large Cap Growth Fund

Other information (unaudited)
TAX INFORMATION
For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 40% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended July 31, 2022.
Pursuant to Section 852 of the Internal Revenue Code, $42,179,411 was designated as a 20% rate gain distribution for the fiscal year ended July 31, 2022.
Pursuant to Section 854 of the Internal Revenue Code, $784,687 of income dividends paid during the fiscal year ended July 31, 2022 has been designated as qualified dividend income (QDI).
For the fiscal year ended July 31, 2022, $1,869,637 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Allspring Discovery Large Cap Growth Fund  |  29

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 136 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

30  |  Allspring Discovery Large Cap Growth Fund

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously taught at Cornell University from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. McKnight Foundation Consultant, November 2020 to February 2021. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Consultant (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Allspring Discovery Large Cap Growth Fund  |  31

Other information (unaudited)
Officers2
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	President, Chief Executive Officer and Director of Allspring Funds Management, LLC since 2017 and co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, since 2019. Prior thereto, Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014. In addition, Mr. Owen was an Executive Vice President of Wells Fargo & Company from 2014 to 2021.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Kate McKinley (Born 1977)	Chief Legal Officer, since 2021	Chief Legal Officer of Allspring Global Investments since 2021. Prior thereto, held various roles at State Street Global Advisors beginning in 2010, including serving as Senior Vice President and General Counsel from 2019 to 2021, and Chief Operating Officer of the Institutional Client Group from 2016 - 2019. Prior to working at State Street Global Advisors served as Assistant General Counsel for Bank of America Corporation from 2005 to 2010 and as an Associate at WilmerHale from 2002 to 2005.
Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022	Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015 Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.
Matthew Prasse (Born 1983)	Secretary, since 2021	Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.
2  For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

32  |  Allspring Discovery Large Cap Growth Fund

Other information (unaudited)
LIQUIDITY RISK MANAGEMENT PROGRAM
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Allspring Funds Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series (other than the series that operate as money market funds), including the Fund, which is reasonably designed to assess and manage the Fund's liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Allspring Funds Management, LLC (“Allspring Funds Management”), the Fund's investment manager, to administer the Program, and Allspring Funds Management has established a Liquidity Risk Management Council (the "Council") composed of personnel from multiple departments within Allspring Funds Management and its affiliates to assist Allspring Funds Management in the administration of the Program.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund's liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund's investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund's assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund's “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.
At a meeting of the Board held on May 24-25, 2022, the Board received and reviewed a written report (the “Report”) from Allspring Funds Management that, among other things, addressed the operation of the Program and assessed its adequacy and effectiveness for the period from January 1, 2021 through December 31, 2021 (the “Reporting Period”). Other than extended foreign market holidays, no significant liquidity events impacting the Funds were noted in the Report. In addition, other than corporate-related changes to the Program, there were no material changes to the Program during the Reporting Period.
Allspring Funds Management determined in the Report that the Program has been implemented and operates effectively to manage each Fund’s, including the Fund’s, liquidity risk, and Allspring Funds Management continues to believe that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

Allspring Discovery Large Cap Growth Fund  |  33

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-222-8222 or visit the Fund's website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2022 Allspring Global Investments Holdings, LLC. All rights reserved.
PAR-0822-00633 09-22
A205/AR205 07-22

Annual Report
July 31, 2022
Allspring Growth Fund

The views expressed and any forward-looking statements are as of July 31, 2022, unless otherwise noted, and are those of the Fund's portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

Allspring Growth Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring Growth Fund for the 12-month period that ended July 31, 2022. Globally, stocks experienced rising volatility through the period, but overall, U.S. stocks didn’t fare as badly as non-U.S. equities while the global economy faced multiple challenges. Bonds also had poor performance during a difficult period, with major fixed income indexes all down for the 12-month period.
Earlier tailwinds provided by global stimulus programs, vaccination rollouts, and recovering consumer and corporate sentiment were more than offset by the highest rate of inflation in four decades, concerns about aggressive central bank rate hikes, more highly contagious COVID-19 variants, and the Russia-Ukraine war. The impact of already-significant supply chain disruptions was made worse by China’s COVID-19 lockdowns.
For the 12-month period, both stocks and bonds registered significant losses, with U.S. large-cap stocks faring better than non-U.S. developed market equities and emerging market stocks. Returns from fixed-income securities were also negative in a period of high inflation and sharply rising interest rates. For the period, U.S. stocks, based on the S&P 500 Index,1 lost 4.64%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned -15.26%, while the MSCI EM Index (Net) (USD)3  had weaker performance with a loss of 20.09%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -9.12%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 returned -18.45%, the Bloomberg Municipal Bond Index6 lost 6.93%, and the ICE BofA U.S. High Yield Index7 fell 7.72%.
Rising inflation, COVID, and the Russian invasion of Ukraine drove market performance.
The period began with the COVID-19 Delta variant producing outbreaks globally in August, feeding market volatility and casting doubts over the ongoing economic recovery. The U.S. economy remained strong despite the Delta variant, ongoing inflationary pressures, and worries over Hurricane Ida. Emerging market equities experienced elevated volatility, largely influenced by China’s regulatory stance. Municipal debt had its first monthly loss since February 2021. Among commodities, crude oil fell sharply as the Delta variant caused expectations to dampen. However, oil remained a leading asset-class performer for the year.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2022. ICE Data Indices, LLC. All rights reserved.

2  |  Allspring Growth Fund

Letter to shareholders (unaudited)
Global markets suffered their broadest retreat in a year during September, except for commodities, as concerns over inflation and the interest rate outlook depressed investor confidence. Emerging markets declined on concerns over supply chain disruptions along with rising energy and food prices. Meanwhile, the U.S. Federal Reserve (Fed) indicated it would soon start to slow the pace of asset purchases. U.S. concerns included a congressional showdown over the debt ceiling, the 2022 federal government budget, and the infrastructure package. Meanwhile, commodities thrived in September, driven by sharply higher energy prices.
Elevated inflation pressures and the global supply bottleneck continued in October, but strong earnings provided a bright spot in the U.S., the eurozone, and many Asian countries. Government bond yields rose globally as central banks prepared to tighten monetary policy. Commodity prices continued to rise, driven by sharply higher energy costs.
In November, as COVID-19 hospitalizations rose, most major global asset classes declined. Two exceptions were U.S. investment-grade bonds and Treasury inflation-protected securities. President Biden signed a long-awaited infrastructure bill to upgrade U.S. roads, bridges, and railways. Meanwhile, the Consumer Price Index (CPI),1 a measure of domestic inflation conditions, jumped to its highest level in 31 years. While the threat of consistently high inflation led the Fed to discuss a faster pace of tapering, the Omicron strain created uncertainty. Commodities lost ground for the month, driven by sharp declines in oil prices (and energy costs in general) as well as precious metals.
Global volatility lessened in December as data indicated a lower risk of severe disease and death from the Omicron variant. Even so, several countries introduced restrictions on travel and hospitality, among other sectors, in an effort to reduce the spread. In the U.S., data indicated a stable economy overall, with robust corporate earnings. Consumer spending potential looked strong heading into 2022 on elevated household savings and the lowest household debt ratio since 1973. U.S. corporate and high-yield bonds had monthly gains while Treasuries declined. Bonds were adversely affected by the projection of multiple rate hikes in 2022 by senior Federal Open Market Committee members.
In January 2022, the main focus was on potential U.S. interest rate hikes and the Russia-Ukraine conflict. The Fed hinted that a March interest rate hike was likely. Meanwhile, Russia threatened a potential invasion of Ukraine, which could disrupt Russia’s massive energy supplies and drive demand from non-Russian oil-producing countries. Elsewhere overseas, Europe saw food and energy prices spike, leading to rising inflation. Within fixed income, corporate bonds struggled in January, underperforming government bonds, as investors focused on continued elevated inflation and ongoing uncertainty over the U.S. monetary path.
The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodity markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics. Major global stock indexes were down in February, along with global bonds overall, with ongoing high levels of volatility in March along with mixed results that favored U.S. large-cap stocks. Prices of commodities spiked, including crude oil, natural gas, wheat, and precious metals, on elevated concerns of supply shortages. All of this fed already-high inflation concerns and added to expectations of more aggressive central bank interest rate hikes. Sweeping sanctions against Russia and corporate pullouts contributed to market volatility. Despite the geopolitical turmoil, the U.S. economic outlook remained largely unchanged, with a healthy job market and indications of growth.
In April, market volatility continued, with deepening losses across major capital markets, as both the S&P 500 and MSCI ACWI (Net)2 fell 8% or more for the month. The Chinese economy struggled through a strict lockdown as the government tried to contain a major COVID-19 outbreak, creating a global ripple effect that compounded existing supply shortages. This was exacerbated by the impact of the Russia-Ukraine war on global commodities. Meanwhile, U.S. annual inflation raged at 8.5%, its highest level since 1981, and investors braced themselves for aggressive Fed monetary tightening moves.
“ Global markets suffered their broadest retreat in a year during September, except for commodities, as concerns over inflation and the interest rate outlook depressed investor confidence.”
“ The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodity markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics.”

[1]	The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.
[2]	The MSCI ACWI (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. You cannot invest directly in an index.

Allspring Growth Fund  |  3

Letter to shareholders (unaudited)
Market volatility continued in May, although markets recovered ground late in the month. Value stocks continued to outperform growth stocks. The concerns that had dominated markets for months continued, including high inflation and geopolitical tensions that exacerbated high crude oil, gasoline, and food prices. In response, the Fed raised the federal funds rate by 0.50%, with broad expectations of multiple rate hikes to come. Meanwhile, highly contagious COVID-19 variants persisted. However, labor markets in the U.S., the U.K., and Europe remained strong. The U.S. recorded a 3.6% unemployment rate, although labor market participation remained low. U.S. retail sales for April, released in May, indicated a fourth consecutive monthly increase, reflecting continued consumer resilience.
A historically bad year in financial markets continued in June with stocks posting further losses enroute to their worst first half of a year in 50 years. Bonds didn't fare much better. Driving the losses were the same factors that have been at play: rising global inflation and fears of recession as central banks increase rates to try to curb inflation, which climbed above 9% in June in the U.S. The Fed raised its short-term rate by another 0.75% in June, ending the month at a 1.50%–1.75% range. Meanwhile, U.S. economic data remained relatively robust as the U.S. unemployment rate held steady at 3.6% and the housing market was only marginally affected, so far, by sharply higher mortgage rates.
Markets rebounded in July, led by U.S. stocks. While evidence began to point to an economic slowdown, and possibly a recession after two consecutive quarters of negative GDP growth, the U.S. labor market remained surprisingly robust: July nonfarm payrolls grew by more than 500,000 and U.S. unemployment dipped to 3.5%. Meanwhile, crude oil and retail gasoline prices, major contributors to recent overall inflation, fell substantially from earlier highs. And while U.S. housing market data indicated a continued rise in home prices, home sales fell as houses became less affordable with mortgage rates at a 13-year high. The Fed raised rates another 0.75% in July and forecasts pointed to continued rate increases.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Allspring Funds

For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.

4  |  Allspring Growth Fund

Letter to shareholders (unaudited)
Notice to Shareholders
Russia launched a large-scale invasion of Ukraine on February 24, 2022. As a result of this military action, the United States and many other countries have instituted various economic sanctions against Russian and Belarus individuals and entities. The situation has led to increased financial market volatility and has had severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities, such as oil and natural gas. The extent and duration of the military action, resulting sanctions imposed, other punitive action taken and the resulting market disruptions cannot be easily predicted.
Our solidarity and support goes out to our impacted employees and the people affected in Ukraine and their families. Allspring has a dedicated team of investment professionals actively monitoring the situation for any new developments and the potential impact to our clients and investment products. As the situation remains fluid, we are focused on the assessment of risks, valuation, and liquidity of impacted securities. Please visit our website at allspringglobal.com and click on “Russia-Ukraine Updates” for further information.

Allspring Growth Fund  |  5

Performance highlights (unaudited)
Investment objectiveThe Fund seeks long-term capital appreciation.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Robert Gruendyke, CFA®‡, Thomas C. Ognar, CFA®‡
Average annual total returns (%) as of July 31, 2022
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (SGRAX)	2-24-2000	-33.42	10.71	11.55	-29.35	12.03	12.21	1.16	1.16
Class C (WGFCX)	12-26-2002	-30.54	11.63	11.54	-29.54	11.63	11.54	1.91	1.91
Class R6 (SGRHX)[3]	9-30-2015	–	–	–	-29.05	12.53	12.71	0.73	0.70
Administrator Class (SGRKX)	8-30-2002	–	–	–	-29.22	12.24	12.44	1.08	0.96
Institutional Class (SGRNX)	2-24-2000	–	–	–	-29.09	12.47	12.67	0.83	0.75
Russell 3000® Growth Index[4]	–	–	–	–	-12.65	15.65	15.59	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through November 30, 2022, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.16% for Class A, 1.91% for Class C, 0.70% for Class R6, 0.96% for Administrator Class, and 0.75% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.
[4]	The Russell 3000® Growth Index measures the performance of those Russell 3000® Index companies with higher price/book ratios and higher forecasted growth values. You cannot invest directly in an index.
Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to foreign investment risk and smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6  |  Allspring Growth Fund

Performance highlights (unaudited)
Growth of $10,000 investment as of July 31, 20221
[1]	The chart compares the performance of Class A shares for the most recent ten years with the Russell 3000® Growth Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

Allspring Growth Fund  |  7

Performance highlights (unaudited)
MANAGER'S DISCUSSION
Fund highlights
■	The Fund underperformed its benchmark, the Russell 3000® Growth Index, for the 12-month period that ended July 31, 2022.
■	The Fund’s performance was inhibited by select stocks within the information technology (IT), health care and consumer discretionary sectors.
■	Select holdings within the materials sector aided performance.
High inflation, rising interest rates, and geopolitical conflicts pervaded markets.
Over the past year, investors toiled with a myriad of headwinds including high inflation, rising interest rates, uncertainty around Federal Reserve (Fed) policy, and Russia’s invasion of Ukraine. The confluence of these issues permeated the entire market, with growth stocks bearing the brunt of the carnage. The 10-year U.S. Treasury yield rose from 1.23% at the start of the period to 2.64% at period end. Higher interest rates are designed to slow down economic growth, and a moderate gross domestic product growth environment actually favors growth stocks, as growth premiums tend to rise. This is the main reason that our portfolios have historically performed well during rising-rate cycles.
Russia’s attack on Ukraine added geopolitical risks to an already top down–driven market which has muted the impact of a strong earnings season for our holdings. This has been frustrating, as many of our stocks continue to exceed expectations, yet they have not been rewarded. Nevertheless, given the contraction of valuations in our universe coupled with our companies’ dynamic innovation, we believe there is a huge opportunity going forward.
Ten largest holdings (%) as of July 31, 2022[1]
Microsoft Corporation	10.11
Alphabet Incorporated Class A	8.61
Amazon.com Incorporated	8.37
Apple Incorporated	6.30
MasterCard Incorporated Class A	3.38
Monolithic Power Systems Incorporated	2.68
Tradeweb Markets Incorporated Class A	2.63
Copart Incorporated	2.24
Papa John's International Incorporated	1.94
Microchip Technology Incorporated	1.85
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.
Select stocks in IT, health care, and consumer discretionary stocks hindered relative performance.
Higher interest rates and inflation adversely affected higher growth stocks. Weakness in the Fund came from select software and internet stocks in key areas including education, communications, gaming development, and application performance monitoring. Our underweight to Apple, Inc. hindered performance, as investors have flocked to the stock as a perceived safe haven amid a risk-off environment for other higher-growth technology companies. Within health care, diagnostics holding Natera Inc.* was the Fund’s largest detractor. The stock fell sharply following the publication of an article that highlighted the potential use of aggressive and potentially deceptive sales and billing practices. Additionally, the company lost a lawsuit to a competitor alleging that it knowingly engaged in false advertising with the intent of deceiving physicians. Within consumer discretionary, internet holding Chegg, Inc., underperformed after issuing weak user metrics and uninspiring guidance, citing a material slowdown in the education industry. With less visibility on its addressable market, we sold our position during the period.
Select materials, financials, and IT stocks aided Fund performance.
Within IT, Monolithic Power Systems, Inc., performed well after generating better-than-expected revenue, margins, and earnings. The company’s process technology enables it to manufacture chips with higher power density and a smaller footprint than comparable solutions. In what is widely considered a capacity-constrained environment for semiconductors, the company strategically added capacity in 2022 to fulfill the demand. Within financials, broker-dealer LPL Financial Holdings Inc. benefited as more financial advisors move from traditional wirehouses toward the independent and registered investment advisor channels. LPL also benefited from a rising-rate environment from margin and bank sweep balances. Elsewhere in the Fund, Linde PLC performed well after generating better-than-

*	This security was no longer held at the end of the reporting period.

8  |  Allspring Growth Fund

Performance highlights (unaudited)
expected revenue growth aided by favorable pricing and higher volumes across all geographies.
Sector allocation as of July 31, 2022[1]
[1]	Figures represent the percentage of the Fund's long-term investments. These amounts are subject to change and may have changed since the date specified.
Areas of focus remain in sustainable and dynamic growth opportunities.
The portfolio has a strategic tilt toward diversification and sustainable growth. We continue to look for proven business models that are not dependent on capital markets to fund profitless growth over the long-term. While Inflation has hurt our portfolios over the past 18 months, we believe many of our companies are positioned well should it persist. We continue to take advantage where inflation is causing disruption and seek to capitalize on dynamic growth opportunities that we believe are not fully appreciated by investors. While the current top down–driven market has been frustrating, like all cycles, it is fleeting. Given the valuation contraction of many of our stocks—particularly down the market-cap spectrum, where we are overweight—coupled with their dynamic innovation, we believe investors face an enormous opportunity. We believe that, in this type of market—when sentiment is morose, volatility is high, and market noise is deafening—investors should consider investing in our portfolio, as historically we have come out of trying times and often prevailed in the ensuing periods.

Allspring Growth Fund  |  9

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from February 1, 2022 to July 31, 2022.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 2-1-2022	Ending account value 7-31-2022	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$ 833.07	$5.09	1.12%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.24	$5.61	1.12%
Class C
Actual	$1,000.00	$ 833.80	$8.64	1.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.37	$9.49	1.90%
Class R6
Actual	$1,000.00	$ 834.69	$3.18	0.70%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.32	$3.51	0.70%
Administrator Class
Actual	$1,000.00	$ 833.74	$4.36	0.96%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.03	$4.81	0.96%
Institutional Class
Actual	$1,000.00	$ 834.31	$3.41	0.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.08	$3.76	0.75%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half-year period).

10  |  Allspring Growth Fund

Portfolio of investments—July 31, 2022

	Shares	Value
Common stocks: 96.42%
Communication services: 10.86%
Entertainment: 0.60%
Take-Two Interactive Software Incorporated †	150,874	$ 20,025,506
Warner Music Group Corporation Class A	64,363	1,930,890
		21,956,396
Interactive media & services: 10.26%
Alphabet Incorporated Class A †	2,711,560	315,408,659
Alphabet Incorporated Class C †	258,840	30,191,098
Meta Platforms Incorporated Class A †	61,239	9,743,125
ZoomInfo Technologies Incorporated †	537,643	20,371,293
		375,714,175
Consumer discretionary: 19.59%
Hotels, restaurants & leisure: 4.67%
Airbnb Incorporated Class A †	137,675	15,279,172
Chipotle Mexican Grill Incorporated †	21,353	33,400,790
Papa John's International Incorporated	740,175	70,975,381
Planet Fitness Incorporated Class A †	499,248	39,345,735
Wingstop Incorporated	94,303	11,899,153
		170,900,231
Internet & direct marketing retail: 8.39%
Amazon.com Incorporated †	2,272,249	306,640,003
CarParts.com Incorporated †	72,966	582,269
		307,222,272
Specialty retail: 6.00%
Five Below Incorporated †	220,087	27,966,455
Floor & Decor Holdings Incorporated Class A †	688,195	55,447,871
Leslie's Incorporated †	3,199,294	48,501,297
O'Reilly Automotive Incorporated †	7,700	5,417,643
Petco Health & Wellness Company †«	4,159,447	57,899,501
Ulta Beauty Incorporated †	62,453	24,288,596
		219,521,363
Textiles, apparel & luxury goods: 0.53%
lululemon athletica Incorporated †	38,691	12,013,942
On Holding AG Class A †«	347,364	7,562,114
		19,576,056
Consumer staples: 0.20%
Personal products: 0.20%
The Estee Lauder Companies Incorporated Class A	27,144	7,413,026
Financials: 7.03%
Capital markets: 7.03%
BlackRock Incorporated	13,625	9,117,578
LPL Financial Holdings Incorporated	318,977	66,959,652
MarketAxess Holdings Incorporated	187,667	50,816,470
The accompanying notes are an integral part of these financial statements.

Allspring Growth Fund  |  11

Portfolio of investments—July 31, 2022

	Shares	Value
Capital markets (continued)
The Charles Schwab Corporation	493,043	$ 34,044,619
Tradeweb Markets Incorporated Class A	1,369,059	96,546,041
		257,484,360
Health care: 13.74%
Biotechnology: 2.93%
Biohaven Pharmaceutical Holding Company †	398,911	58,248,984
Horizon Therapeutics plc †	370,225	30,717,568
Seagen Incorporated †	102,470	18,442,551
		107,409,103
Health care equipment & supplies: 5.39%
Boston Scientific Corporation †	1,429,180	58,667,839
Edwards Lifesciences Corporation †	606,524	60,979,923
Figs Incorporated Class A †	713,532	7,542,033
Insulet Corporation †	125,850	31,185,630
Intuitive Surgical Incorporated †	93,334	21,482,687
iRhythm Technologies Incorporated †	57,005	8,814,683
Outset Medical Incorporated †	554,430	8,565,944
		197,238,739
Health care providers & services: 0.46%
UnitedHealth Group Incorporated	30,712	16,656,346
Health care technology: 0.64%
Veeva Systems Incorporated Class A †	105,390	23,563,096
Life sciences tools & services: 1.91%
Bio-Techne Corporation	43,917	16,920,342
Charles River Laboratories International Incorporated †	27,824	6,971,025
Codexis Incorporated †	91,441	627,285
Repligen Corporation †	212,623	45,365,243
		69,883,895
Pharmaceuticals: 2.41%
Catalent Incorporated †	567,988	64,239,443
Royalty Pharma plc Class A	200,642	8,725,921
Zoetis Incorporated	83,430	15,230,147
		88,195,511
Industrials: 5.80%
Building products: 0.16%
Zurn Water Solutions Corporation	198,241	5,739,077
Commercial services & supplies: 2.81%
Casella Waste Systems Incorporated Class A †	257,089	20,811,355
Copart Incorporated †	640,770	82,082,637
		102,893,992
Electrical equipment: 1.56%
Generac Holdings Incorporated †	92,834	24,907,362
The accompanying notes are an integral part of these financial statements.

12  |  Allspring Growth Fund

Portfolio of investments—July 31, 2022

	Shares	Value
Electrical equipment (continued)
Regal Rexnord Corporation	182,598	$ 24,522,911
Rockwell Automation Incorporated	29,714	7,585,390
		57,015,663
Road & rail: 1.27%
CSX Corporation	56,729	1,834,049
J.B. Hunt Transport Services Incorporated	95,175	17,442,722
Union Pacific Corporation	119,990	27,273,727
		46,550,498
Information technology: 37.30%
Electronic equipment, instruments & components: 0.08%
Zebra Technologies Corporation Class A †	8,542	3,055,388
IT services: 5.51%
DigitalOcean Holdings Incorporated †«	356,841	14,623,344
Flywire Corporation †	677,987	15,905,575
MasterCard Incorporated Class A	349,313	123,583,446
MongoDB Incorporated †	23,805	7,438,348
Thoughtworks Holding Incorporated †	1,155,340	18,092,624
Visa Incorporated Class A	103,651	21,985,414
		201,628,751
Semiconductors & semiconductor equipment: 7.53%
Allegro MicroSystems Incorporated †	1,864,362	46,292,108
Enphase Energy Incorporated †	53,590	15,229,206
Microchip Technology Incorporated	984,073	67,763,267
Monolithic Power Systems Incorporated	210,930	98,023,390
NVIDIA Corporation	184,919	33,586,838
Qualcomm Incorporated	102,895	14,925,949
		275,820,758
Software: 17.88%
Avalara Incorporated †	553,125	48,354,188
Crowdstrike Holdings Incorporated Class A †	128,289	23,553,860
Dynatrace Incorporated †	1,460,180	54,946,573
Fair Isaac Corporation †	16,972	7,841,573
Jamf Holding Corporation †	570,515	13,943,387
Microsoft Corporation	1,319,172	370,344,347
Palo Alto Networks Incorporated †	7,239	3,612,985
Paycor HCM Incorporated †«	214,560	5,726,606
Procore Technologies Incorporated †	350,605	18,126,279
Rapid7 Incorporated †	1,047,897	67,033,971
Salesforce.com Incorporated †	27,551	5,069,935
ServiceNow Incorporated †	51,392	22,954,751
Workiva Incorporated †	199,424	13,062,272
		654,570,727
Technology hardware, storage & peripherals: 6.30%
Apple Incorporated	1,420,075	230,776,388
Materials: 1.36%
Chemicals: 1.36%
Linde plc	164,716	49,744,232
The accompanying notes are an integral part of these financial statements.

Allspring Growth Fund  |  13

Portfolio of investments—July 31, 2022

	Shares	Value
Real estate: 0.54%
Equity REITs: 0.54%
Equinix Incorporated	17,583	$ 12,373,860
SBA Communications Corporation	21,800	7,320,222
		19,694,082
Total Common stocks (Cost $1,840,381,973)		3,530,224,125

		Yield
Short-term investments: 5.71%
Investment companies: 5.71%
Allspring Government Money Market Fund Select Class ♠∞		1.76%	147,500,432	147,500,432
Securities Lending Cash Investments LLC ♠∩∞		2.04	61,735,900	61,735,900
Total Short-term investments (Cost $209,236,332)				209,236,332
Total investments in securities (Cost $2,049,618,305)	102.13%			3,739,460,457
Other assets and liabilities, net	(2.13)			(78,104,502)
Total net assets	100.00%			$3,661,355,955

†	Non-income-earning security
«	All or a portion of this security is on loan.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∩	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
REIT	Real estate investment trust
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$22,495,141	$1,046,198,403	$(921,193,112)	$0	$0	$ 147,500,432	147,500,432	$ 198,831
Securities Lending Cash Investments LLC	46,765,061	482,528,488	(467,557,649)	0	0	61,735,900	61,735,900	219,916 #
				$0	$0	$209,236,332		$418,747

#	Amount shown represents income before fees and rebates.
The accompanying notes are an integral part of these financial statements.

14  |  Allspring Growth Fund

Statement of assets and liabilities—July 31, 2022

Assets
Investments in unaffiliated securities (including $60,899,136 of securities loaned), at value (cost $1,840,381,973)	$ 3,530,224,125
Investments in affiliated securities, at value (cost $209,236,332)	209,236,332
Receivable for investments sold	21,901,651
Receivable for Fund shares sold	1,799,482
Receivable for dividends	318,931
Receivable for securities lending income, net	24,645
Prepaid expenses and other assets	92,576
Total assets	3,763,597,742
Liabilities
Payable upon receipt of securities loaned	61,735,900
Payable for investments purchased	34,989,970
Payable for Fund shares redeemed	2,379,608
Management fee payable	1,898,654
Administration fees payable	471,255
Distribution fee payable	11,302
Trustees’ fees and expenses payable	1,076
Accrued expenses and other liabilities	754,022
Total liabilities	102,241,787
Total net assets	$3,661,355,955
Net assets consist of
Paid-in capital	$ 1,818,698,306
Total distributable earnings	1,842,657,649
Total net assets	$3,661,355,955
Computation of net asset value and offering price per share
Net assets – Class A	$ 1,885,963,018
Shares outstanding – Class A1	70,384,811
Net asset value per share – Class A	$26.80
Maximum offering price per share – Class A2	$28.44
Net assets – Class C	$ 19,207,907
Shares outstanding – Class C1	1,285,191
Net asset value per share – Class C	$14.95
Net assets – Class R6	$ 408,403,051
Shares outstanding – Class R6[1]	10,226,532
Net asset value per share – Class R6	$39.94
Net assets – Administrator Class	$ 320,743,928
Shares outstanding – Administrator Class[1]	9,339,009
Net asset value per share – Administrator Class	$34.34
Net assets – Institutional Class	$ 1,027,038,051
Shares outstanding – Institutional Class[1]	25,881,418
Net asset value per share – Institutional Class	$39.68
[1]	The Fund has an unlimited number of authorized shares.
[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

Allspring Growth Fund  |  15

Statement of operations—year ended July 31, 2022

Investment income
Dividends	$ 13,688,121
Income from affiliated securities	490,930
Total investment income	14,179,051
Expenses
Management fee	34,799,807
Administration fees
Class A	5,243,198
Class C	62,664
Class R6	135,577
Administrator Class	645,235
Institutional Class	2,009,055
Shareholder servicing fees
Class A	6,241,902
Class C	73,603
Administrator Class	1,232,648
Distribution fee
Class C	220,690
Custody and accounting fees	211,602
Professional fees	52,344
Registration fees	78,681
Shareholder report expenses	114,818
Trustees’ fees and expenses	20,098
Other fees and expenses	78,801
Total expenses	51,220,723
Less: Fee waivers and/or expense reimbursements
Fund-level	(495,105)
Class A	(500,724)
Class C	(4)
Class R6	(135,577)
Administrator Class	(547,468)
Institutional Class	(1,084,771)
Net expenses	48,457,074
Net investment loss	(34,278,023)
Realized and unrealized gains (losses) on investments
Net realized gains on investments	452,045,114
Net change in unrealized gains (losses) on investments	(2,133,081,244)
Net realized and unrealized gains (losses) on investments	(1,681,036,130)
Net decrease in net assets resulting from operations	$(1,715,314,153)
The accompanying notes are an integral part of these financial statements.

16  |  Allspring Growth Fund

Statement of changes in net assets

	Year ended July 31, 2022		Year ended July 31, 2021
Operations
Net investment loss		$ (34,278,023)		$ (38,092,952)
Payment from affiliate		0		2,016,641
Net realized gains on investments		452,045,114		1,014,295,332
Net change in unrealized gains (losses) on investments		(2,133,081,244)		757,318,098
Net increase (decrease) in net assets resulting from operations		(1,715,314,153)		1,735,537,119
Distributions to shareholders from
Net investment income and net realized gains
Class A		(569,285,399)		(358,619,034)
Class C		(10,976,765)		(7,818,137)
Class R6		(69,584,122)		(42,602,746)
Administrator Class		(96,628,240)		(66,234,491)
Institutional Class		(256,416,897)		(166,987,346)
Total distributions to shareholders		(1,002,891,423)		(642,261,754)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	1,587,549	56,321,377	4,159,750	181,613,411
Class C	165,557	3,406,222	248,087	7,153,866
Class R6	2,817,456	130,744,052	2,633,504	157,076,681
Administrator Class	1,063,551	44,787,131	1,768,270	92,055,009
Institutional Class	3,690,262	181,234,986	5,133,176	306,552,959
		416,493,768		744,451,926
Reinvestment of distributions
Class A	14,811,926	547,893,130	8,547,067	345,130,553
Class C	485,765	10,021,324	276,129	7,240,102
Class R6	1,149,664	63,197,038	712,832	39,868,693
Administrator Class	2,018,217	95,582,763	1,326,828	65,545,322
Institutional Class	4,557,460	249,019,631	2,893,642	161,089,029
		965,713,886		618,873,699
Payment for shares redeemed
Class A	(11,515,400)	(392,523,025)	(8,500,042)	(369,809,329)
Class C	(714,991)	(14,273,738)	(3,352,942)	(102,896,097)
Class R6	(1,668,671)	(82,352,828)	(2,784,658)	(162,067,725)
Administrator Class	(4,956,152)	(205,413,567)	(3,627,405)	(192,491,936)
Institutional Class	(12,429,230)	(564,164,472)	(8,323,049)	(489,126,072)
		(1,258,727,630)		(1,316,391,159)
Net increase in net assets resulting from capital share transactions		123,480,024		46,934,466
Total increase (decrease) in net assets		(2,594,725,552)		1,140,209,831
Net assets
Beginning of period		6,256,081,507		5,115,871,676
End of period		$ 3,661,355,955		$ 6,256,081,507
The accompanying notes are an integral part of these financial statements.

Allspring Growth Fund  |  17

Financial highlights
(For a share outstanding throughout each period)
	Year ended July 31
Class A	2022	2021	2020	2019	2018
Net asset value, beginning of period	$47.16	$39.86	$35.56	$38.67	$40.38
Net investment loss	(0.30) [1]	(0.32)	(0.19)	(0.13)	(0.12)
Payment from affiliate	0.00	0.00 [2]	0.00	0.00	0.00
Net realized and unrealized gains (losses) on investments	(11.07)	13.52	8.77	3.73	9.49
Total from investment operations	(11.37)	13.20	8.58	3.60	9.37
Distributions to shareholders from
Net realized gains	(8.99)	(5.90)	(4.28)	(6.71)	(11.08)
Net asset value, end of period	$26.80	$47.16	$39.86	$35.56	$38.67
Total return[3]	(29.35)%	35.61% [4]	27.08%	13.55%	27.66%
Ratios to average net assets (annualized)
Gross expenses	1.16%	1.16%	1.17%	1.18%	1.18%
Net expenses	1.13%	1.14%	1.14%	1.16%	1.16%
Net investment loss	(0.85)%	(0.83)%	(0.59)%	(0.45)%	(0.45)%
Supplemental data
Portfolio turnover rate	43%	36%	37%	39%	37%
Net assets, end of period (000s omitted)	$1,885,963	$3,088,763	$2,443,132	$2,116,542	$2,142,855

[1]	Calculated based upon average shares outstanding
[2]	Amount is less than $0.005.
[3]	Total return calculations do not include any sales charges.
[4]	During the year ended July 31, 2021, the Fund received a payment from an affiliate which had a 0.01% impact on the total return. See Note 4 in the Notes to Financial Statements for additional information.
The accompanying notes are an integral part of these financial statements.

18  |  Allspring Growth Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended July 31
Class C	2022	2021	2020	2019	2018
Net asset value, beginning of period	$30.47	$27.32	$25.87	$30.33	$34.05
Net investment loss	(0.34) [1]	(0.45) [1]	(0.32) [1]	(0.31) [1]	(0.33)
Payment from affiliate	0.00	1.32	0.00	0.00	0.00
Net realized and unrealized gains (losses) on investments	(6.19)	8.18	6.05	2.56	7.69
Total from investment operations	(6.53)	9.05	5.73	2.25	7.36
Distributions to shareholders from
Net realized gains	(8.99)	(5.90)	(4.28)	(6.71)	(11.08)
Net asset value, end of period	$14.95	$30.47	$27.32	$25.87	$30.33
Total return[2]	(29.54)% [3]	36.64% [4]	26.11%	12.68%	26.73%
Ratios to average net assets (annualized)
Gross expenses	1.89%	1.91%	1.92%	1.93%	1.93%
Net expenses	1.89%	1.91%	1.91%	1.91%	1.91%
Net investment loss	(1.61)%	(1.57)%	(1.35)%	(1.19)%	(1.19)%
Supplemental data
Portfolio turnover rate	43%	36%	37%	39%	37%
Net assets, end of period (000s omitted)	$19,208	$41,094	$114,123	$156,056	$185,346

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
[3]	During the year ended July 31, 2022, the Fund received payments from a service provider which had a 0.14% impact on the total return.
[4]	During the year ended July 31, 2021, the Fund received a payment from an affiliate which had a 5.92% impact on the total return. See Note 4 in the Notes to Financial Statements for additional information.
The accompanying notes are an integral part of these financial statements.

Allspring Growth Fund  |  19

Financial highlights
(For a share outstanding throughout each period)
	Year ended July 31
Class R6	2022	2021	2020	2019	2018
Net asset value, beginning of period	$65.50	$53.17	$45.84	$47.53	$47.13
Net investment income (loss)	(0.21) [1]	(0.23)	(0.07)	0.00 [1,2]	(0.01) [1]
Net realized and unrealized gains (losses) on investments	(16.36)	18.46	11.68	5.02	11.49
Total from investment operations	(16.57)	18.23	11.61	5.02	11.48
Distributions to shareholders from
Net realized gains	(8.99)	(5.90)	(4.28)	(6.71)	(11.08)
Net asset value, end of period	$39.94	$65.50	$53.17	$45.84	$47.53
Total return	(29.05)%	36.19%	27.65%	14.06%	28.26%
Ratios to average net assets (annualized)
Gross expenses	0.73%	0.73%	0.74%	0.75%	0.75%
Net expenses	0.70%	0.70%	0.70%	0.70%	0.70%
Net investment income (loss)	(0.41)%	(0.40)%	(0.15)%	0.00%	(0.02)%
Supplemental data
Portfolio turnover rate	43%	36%	37%	39%	37%
Net assets, end of period (000s omitted)	$408,403	$519,293	$391,705	$337,260	$242,838

[1]	Calculated based upon average shares outstanding
[2]	Amount is less than $0.005.
The accompanying notes are an integral part of these financial statements.

20  |  Allspring Growth Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended July 31
Administrator Class	2022	2021	2020	2019	2018
Net asset value, beginning of period	$57.75	$47.60	$41.58	$43.89	$44.40
Net investment loss	(0.31) [1]	(0.29)	(0.16) [1]	(0.10) [1]	(0.11) [1]
Net realized and unrealized gains (losses) on investments	(14.11)	16.34	10.46	4.50	10.68
Total from investment operations	(14.42)	16.05	10.30	4.40	10.57
Distributions to shareholders from
Net realized gains	(8.99)	(5.90)	(4.28)	(6.71)	(11.08)
Net asset value, end of period	$34.34	$57.75	$47.60	$41.58	$43.89
Total return	(29.22)%	35.82%	27.31%	13.78%	27.90%
Ratios to average net assets (annualized)
Gross expenses	1.08%	1.08%	1.09%	1.10%	1.10%
Net expenses	0.96%	0.96%	0.96%	0.96%	0.96%
Net investment loss	(0.68)%	(0.65)%	(0.40)%	(0.25)%	(0.24)%
Supplemental data
Portfolio turnover rate	43%	36%	37%	39%	37%
Net assets, end of period (000s omitted)	$320,744	$647,618	$559,109	$561,900	$564,391

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.

Allspring Growth Fund  |  21

Financial highlights
(For a share outstanding throughout each period)
	Year ended July 31
Institutional Class	2022	2021	2020	2019	2018
Net asset value, beginning of period	$65.17	$52.96	$45.70	$47.43	$47.07
Net investment loss	(0.24) [1]	(0.26) [1]	(0.09) [1]	(0.01) [1]	(0.02) [1]
Net realized and unrealized gains (losses) on investments	(16.26)	18.37	11.63	4.99	11.46
Total from investment operations	(16.50)	18.11	11.54	4.98	11.44
Distributions to shareholders from
Net realized gains	(8.99)	(5.90)	(4.28)	(6.71)	(11.08)
Net asset value, end of period	$39.68	$65.17	$52.96	$45.70	$47.43
Total return	(29.09)%	36.10%	27.58%	14.00%	28.21%
Ratios to average net assets (annualized)
Gross expenses	0.83%	0.83%	0.84%	0.85%	0.85%
Net expenses	0.75%	0.75%	0.75%	0.75%	0.75%
Net investment loss	(0.47)%	(0.44)%	(0.20)%	(0.03)%	(0.03)%
Supplemental data
Portfolio turnover rate	43%	36%	37%	39%	37%
Net assets, end of period (000s omitted)	$1,027,038	$1,959,313	$1,607,803	$1,503,753	$1,614,575

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.

22  |  Allspring Growth Fund

Notes to financial statements
1. ORGANIZATION
Allspring Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Growth Fund (the "Fund") which is a diversified series of the Trust.
Effective on November 1, 2021, the sale transaction of Wells Fargo Asset Management ("WFAM") by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. was closed. In connection with the closing of the transaction, WFAM became known as Allspring Global Investments (“Allspring”) and various entities that provided services to the Fund changed their names to "Allspring", including Allspring Funds Management, LLC, the investment manager to the Fund, Allspring Global Investments, LLC and Allspring Global Investments (UK) Limited, both registered investment advisers providing subadvisory services to certain funds, and Allspring Funds Distributor, LLC, the Fund's principal underwriter. Consummation of the transaction resulted in a new investment management agreement and subadvisory agreement which became effective on November 1, 2021.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Allspring Global Investments Pricing Committee at Allspring Funds Management, LLC ("Allspring Funds Management"). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Allspring Global Investments Pricing Committee which may include items for ratification.
Securities lending
The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the "Securities Lending Fund"), an affiliated non-registered investment company. Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.
In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the

Allspring Growth Fund  |  23

Notes to financial statements
collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date.
Distributions to shareholders
Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of July 31, 2022, the aggregate cost of all investments for federal income tax purposes was $2,058,094,882 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$1,863,000,568
Gross unrealized losses	(181,634,993)
Net unrealized gains	$1,681,365,575
Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassification is due to corporate actions. At July 31, 2022, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:
Paid-in capital	Total distributable earnings
$(18,379,899)	$18,379,899
 As of July 31, 2022, the Fund had a qualified late-year ordinary loss of $15,811,339 which will be recognized on the first day of the following fiscal year.
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

24  |  Allspring Growth Fund

Notes to financial statements
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of July 31, 2022:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Communication services	$ 397,670,571	$0	$0	$ 397,670,571
Consumer discretionary	717,219,922	0	0	717,219,922
Consumer staples	7,413,026	0	0	7,413,026
Financials	257,484,360	0	0	257,484,360
Health care	502,946,690	0	0	502,946,690
Industrials	212,199,230	0	0	212,199,230
Information technology	1,365,852,012	0	0	1,365,852,012
Materials	49,744,232	0	0	49,744,232
Real estate	19,694,082	0	0	19,694,082
Short-term investments
Investment companies	209,236,332	0	0	209,236,332
Total assets	$3,739,460,457	$0	$0	$3,739,460,457
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended July 31, 2022, the Fund did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Allspring Growth Fund  |  25

Notes to financial statements
Average daily net assets	Management fee
First $500 million	0.800%
Next $500 million	0.750
Next $1 billion	0.700
Next $2 billion	0.675
Next $1 billion	0.650
Next $3 billion	0.640
Next $2 billion	0.615
Next $2 billion	0.605
Next $4 billion	0.580
Over $16 billion	0.555
For the year ended July 31, 2022, the management fee was equivalent to an annual rate of 0.69% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC ("Allspring Investments"), an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.45% and declining to 0.30% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.21%
Class C	0.21
Class R6	0.03
Administrator Class	0.13
Institutional Class	0.13
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through November 30, 2022 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. As of July 31, 2022, the contractual expense caps are as follows:

26  |  Allspring Growth Fund

Notes to financial statements
Expense ratio caps
Class A	1.16%
Class C	1.91
Class R6	0.70
Administrator Class	0.96
Institutional Class	0.75
Distribution fee
The Trust has adopted a distribution plan for Class C shares pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Allspring Funds Distributor, LLC ("Allspring Funds Distributor"), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate of 0.75% of the average daily net assets of Class C shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended July 31, 2022, Allspring Funds Distributor received $8,296 from the sale of Class A shares and $2,006 in contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class A shares for the year ended July 31, 2022.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C and Administrator Class are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates, and to certain entities that were affiliates of the Fund until November 1, 2021.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
Other transactions
On August 14, 2020, Class A and Class C were reimbursed by Allspring Funds Management in the amount of $234,729 and $1,781,912. The reimbursements were made in connection with resolving certain fee reimbursements.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended July 31, 2022 were $2,153,362,571 and $3,166,730,113, respectively.
6. SECURITIES LENDING TRANSACTIONS
The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Allspring Funds Management and is subadvised by Allspring Investments. Allspring Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Allspring Funds Management are paid to Allspring Investments for its services as subadviser.
In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of July 31, 2022, the Fund had securities lending transactions with the following counterparties which are subject to offset:

Allspring Growth Fund  |  27

Notes to financial statements
Counterparty	Value of securities on loan	Collateral received[1]	Net amount
BNP Paribas Securities Corp.	$ 7,181,923	$ (7,181,923)	$0
JPMorgan Securities LLC	14,889,977	(14,889,977)	0
Morgan Stanley & Co. LLC	38,770,164	(38,770,164)	0
Citigroup Global Markets Inc.	57,072	(57,072)	0
1 Collateral received within this table is limited to the collateral for the net transaction with the counterparty.
7. BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee equal based on the unused balance is allocated to each participating fund.
For the year ended July 31, 2022, there were no borrowings by the Fund under the agreement.
8. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended July 31, 2022 and July 31, 2021 were as follows:
	Year ended July 31
	2022	2021
Ordinary income	$ 69,959,765	$ 3,696,975
Long-term capital gain	932,931,658	638,564,779
As of July 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed long-term gain	Unrealized gains	Late-year ordinary losses deferred
$177,103,413	$1,681,365,575	$(15,811,339)
9. CONCENTRATION RISKS
As of the end of the period, the Fund concentrated its portfolio of investments in the information technology sector. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.
10. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
11. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of

28  |  Allspring Growth Fund

Notes to financial statements
business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.

Allspring Growth Fund  |  29

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Growth Fund (formerly, Wells Fargo Growth Fund) (the Fund), one of the funds constituting Allspring Funds Trust (formerly, Wells Fargo Funds Trust), including the portfolio of investments, as of July 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the  financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of July 31, 2022, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
September 27, 2022

30  |  Allspring Growth Fund

Other information (unaudited)
TAX INFORMATION
For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 20% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended July 31, 2022.
Pursuant to Section 852 of the Internal Revenue Code, $932,931,658 was designated as a 20% rate gain distribution for the fiscal year ended July 31, 2022.
Pursuant to Section 854 of the Internal Revenue Code, $15,181,269 of income dividends paid during the fiscal year ended July 31, 2022 has been designated as qualified dividend income (QDI).
For the fiscal year ended July 31, 2022, $69,959,765 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Allspring Growth Fund  |  31

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 136 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

32  |  Allspring Growth Fund

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously taught at Cornell University from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. McKnight Foundation Consultant, November 2020 to February 2021. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Consultant (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Allspring Growth Fund  |  33

Other information (unaudited)
Officers2
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	President, Chief Executive Officer and Director of Allspring Funds Management, LLC since 2017 and co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, since 2019. Prior thereto, Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014. In addition, Mr. Owen was an Executive Vice President of Wells Fargo & Company from 2014 to 2021.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Kate McKinley (Born 1977)	Chief Legal Officer, since 2021	Chief Legal Officer of Allspring Global Investments since 2021. Prior thereto, held various roles at State Street Global Advisors beginning in 2010, including serving as Senior Vice President and General Counsel from 2019 to 2021, and Chief Operating Officer of the Institutional Client Group from 2016 - 2019. Prior to working at State Street Global Advisors served as Assistant General Counsel for Bank of America Corporation from 2005 to 2010 and as an Associate at WilmerHale from 2002 to 2005.
Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022	Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015 Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.
Matthew Prasse (Born 1983)	Secretary, since 2021	Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.
2  For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

34  |  Allspring Growth Fund

Other information (unaudited)
LIQUIDITY RISK MANAGEMENT PROGRAM
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Allspring Funds Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series (other than the series that operate as money market funds), including the Fund, which is reasonably designed to assess and manage the Fund's liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Allspring Funds Management, LLC (“Allspring Funds Management”), the Fund's investment manager, to administer the Program, and Allspring Funds Management has established a Liquidity Risk Management Council (the "Council") composed of personnel from multiple departments within Allspring Funds Management and its affiliates to assist Allspring Funds Management in the administration of the Program.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund's liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund's investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund's assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund's “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.
At a meeting of the Board held on May 24-25, 2022, the Board received and reviewed a written report (the “Report”) from Allspring Funds Management that, among other things, addressed the operation of the Program and assessed its adequacy and effectiveness for the period from January 1, 2021 through December 31, 2021 (the “Reporting Period”). Other than extended foreign market holidays, no significant liquidity events impacting the Funds were noted in the Report. In addition, other than corporate-related changes to the Program, there were no material changes to the Program during the Reporting Period.
Allspring Funds Management determined in the Report that the Program has been implemented and operates effectively to manage each Fund’s, including the Fund’s, liquidity risk, and Allspring Funds Management continues to believe that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

Allspring Growth Fund  |  35

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-222-8222 or visit the Fund's website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2022 Allspring Global Investments Holdings, LLC. All rights reserved.
PAR-0822-00636 09-22
A206/AR206 07-22

Annual Report
July 31, 2022
Allspring Large Cap Core Fund

The views expressed and any forward-looking statements are as of July 31, 2022, unless otherwise noted, and are those of the Fund's portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

Allspring Large Cap Core Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring Large Cap Core Fund for the 12-month period that ended July 31, 2022. Globally, stocks experienced rising volatility through the period, but overall, U.S. stocks didn’t fare as badly as non-U.S. equities while the global economy faced multiple challenges. Bonds also had poor performance during a difficult period, with major fixed income indexes all down for the 12-month period.
Earlier tailwinds provided by global stimulus programs, vaccination rollouts, and recovering consumer and corporate sentiment were more than offset by the highest rate of inflation in four decades, concerns about aggressive central bank rate hikes, more highly contagious COVID-19 variants, and the Russia-Ukraine war. The impact of already-significant supply chain disruptions was made worse by China’s COVID-19 lockdowns.
For the 12-month period, both stocks and bonds registered significant losses, with U.S. large-cap stocks faring better than non-U.S. developed market equities and emerging market stocks. Returns from fixed-income securities were also negative in a period of high inflation and sharply rising interest rates. For the period, U.S. stocks, based on the S&P 500 Index,1 lost 4.64%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned -15.26%, while the MSCI EM Index (Net) (USD)3  had weaker performance with a loss of 20.09%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -9.12%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 returned -18.45%, the Bloomberg Municipal Bond Index6 lost 6.93%, and the ICE BofA U.S. High Yield Index7 fell 7.72%.
Rising inflation, COVID, and the Russian invasion of Ukraine drove market performance.
The period began with the COVID-19 Delta variant producing outbreaks globally in August, feeding market volatility and casting doubts over the ongoing economic recovery. The U.S. economy remained strong despite the Delta variant, ongoing inflationary pressures, and worries over Hurricane Ida. Emerging market equities experienced elevated volatility, largely influenced by China’s regulatory stance. Municipal debt had its first monthly loss since February 2021. Among commodities, crude oil fell sharply as the Delta variant caused expectations to dampen. However, oil remained a leading asset-class performer for the year.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2022. ICE Data Indices, LLC. All rights reserved.

2  |  Allspring Large Cap Core Fund

Letter to shareholders (unaudited)
Global markets suffered their broadest retreat in a year during September, except for commodities, as concerns over inflation and the interest rate outlook depressed investor confidence. Emerging markets declined on concerns over supply chain disruptions along with rising energy and food prices. Meanwhile, the U.S. Federal Reserve (Fed) indicated it would soon start to slow the pace of asset purchases. U.S. concerns included a congressional showdown over the debt ceiling, the 2022 federal government budget, and the infrastructure package. Meanwhile, commodities thrived in September, driven by sharply higher energy prices.
Elevated inflation pressures and the global supply bottleneck continued in October, but strong earnings provided a bright spot in the U.S., the eurozone, and many Asian countries. Government bond yields rose globally as central banks prepared to tighten monetary policy. Commodity prices continued to rise, driven by sharply higher energy costs.
In November, as COVID-19 hospitalizations rose, most major global asset classes declined. Two exceptions were U.S. investment-grade bonds and Treasury inflation-protected securities. President Biden signed a long-awaited infrastructure bill to upgrade U.S. roads, bridges, and railways. Meanwhile, the Consumer Price Index (CPI),1 a measure of domestic inflation conditions, jumped to its highest level in 31 years. While the threat of consistently high inflation led the Fed to discuss a faster pace of tapering, the Omicron strain created uncertainty. Commodities lost ground for the month, driven by sharp declines in oil prices (and energy costs in general) as well as precious metals.
Global volatility lessened in December as data indicated a lower risk of severe disease and death from the Omicron variant. Even so, several countries introduced restrictions on travel and hospitality, among other sectors, in an effort to reduce the spread. In the U.S., data indicated a stable economy overall, with robust corporate earnings. Consumer spending potential looked strong heading into 2022 on elevated household savings and the lowest household debt ratio since 1973. U.S. corporate and high-yield bonds had monthly gains while Treasuries declined. Bonds were adversely affected by the projection of multiple rate hikes in 2022 by senior Federal Open Market Committee members.
In January 2022, the main focus was on potential U.S. interest rate hikes and the Russia-Ukraine conflict. The Fed hinted that a March interest rate hike was likely. Meanwhile, Russia threatened a potential invasion of Ukraine, which could disrupt Russia’s massive energy supplies and drive demand from non-Russian oil-producing countries. Elsewhere overseas, Europe saw food and energy prices spike, leading to rising inflation. Within fixed income, corporate bonds struggled in January, underperforming government bonds, as investors focused on continued elevated inflation and ongoing uncertainty over the U.S. monetary path.
The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodity markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics. Major global stock indexes were down in February, along with global bonds overall, with ongoing high levels of volatility in March along with mixed results that favored U.S. large-cap stocks. Prices of commodities spiked, including crude oil, natural gas, wheat, and precious metals, on elevated concerns of supply shortages. All of this fed already-high inflation concerns and added to expectations of more aggressive central bank interest rate hikes. Sweeping sanctions against Russia and corporate pullouts contributed to market volatility. Despite the geopolitical turmoil, the U.S. economic outlook remained largely unchanged, with a healthy job market and indications of growth.
In April, market volatility continued, with deepening losses across major capital markets, as both the S&P 500 and MSCI ACWI (Net)2 fell 8% or more for the month. The Chinese economy struggled through a strict lockdown as the government tried to contain a major COVID-19 outbreak, creating a global ripple effect that compounded existing supply shortages. This was exacerbated by the impact of the Russia-Ukraine war on global commodities. Meanwhile, U.S. annual inflation raged at 8.5%, its highest level since 1981, and investors braced themselves for aggressive Fed monetary tightening moves.
“ Global markets suffered their broadest retreat in a year during September, except for commodities, as concerns over inflation and the interest rate outlook depressed investor confidence.”
“ The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodity markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics.”

[1]	The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.
[2]	The MSCI ACWI (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. You cannot invest directly in an index.

Allspring Large Cap Core Fund  |  3

Letter to shareholders (unaudited)
Market volatility continued in May, although markets recovered ground late in the month. Value stocks continued to outperform growth stocks. The concerns that had dominated markets for months continued, including high inflation and geopolitical tensions that exacerbated high crude oil, gasoline, and food prices. In response, the Fed raised the federal funds rate by 0.50%, with broad expectations of multiple rate hikes to come. Meanwhile, highly contagious COVID-19 variants persisted. However, labor markets in the U.S., the U.K., and Europe remained strong. The U.S. recorded a 3.6% unemployment rate, although labor market participation remained low. U.S. retail sales for April, released in May, indicated a fourth consecutive monthly increase, reflecting continued consumer resilience.
A historically bad year in financial markets continued in June with stocks posting further losses enroute to their worst first half of a year in 50 years. Bonds didn't fare much better. Driving the losses were the same factors that have been at play: rising global inflation and fears of recession as central banks increase rates to try to curb inflation, which climbed above 9% in June in the U.S. The Fed raised its short-term rate by another 0.75% in June, ending the month at a 1.50%–1.75% range. Meanwhile, U.S. economic data remained relatively robust as the U.S. unemployment rate held steady at 3.6% and the housing market was only marginally affected, so far, by sharply higher mortgage rates.
Markets rebounded in July, led by U.S. stocks. While evidence began to point to an economic slowdown, and possibly a recession after two consecutive quarters of negative GDP growth, the U.S. labor market remained surprisingly robust: July nonfarm payrolls grew by more than 500,000 and U.S. unemployment dipped to 3.5%. Meanwhile, crude oil and retail gasoline prices, major contributors to recent overall inflation, fell substantially from earlier highs. And while U.S. housing market data indicated a continued rise in home prices, home sales fell as houses became less affordable with mortgage rates at a 13-year high. The Fed raised rates another 0.75% in July and forecasts pointed to continued rate increases.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Allspring Funds

For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.

4  |  Allspring Large Cap Core Fund

Letter to shareholders (unaudited)
Notice to Shareholders
Russia launched a large-scale invasion of Ukraine on February 24, 2022. As a result of this military action, the United States and many other countries have instituted various economic sanctions against Russian and Belarus individuals and entities. The situation has led to increased financial market volatility and has had severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities, such as oil and natural gas. The extent and duration of the military action, resulting sanctions imposed, other punitive action taken and the resulting market disruptions cannot be easily predicted.
Our solidarity and support goes out to our impacted employees and the people affected in Ukraine and their families. Allspring has a dedicated team of investment professionals actively monitoring the situation for any new developments and the potential impact to our clients and investment products. As the situation remains fluid, we are focused on the assessment of risks, valuation, and liquidity of impacted securities. Please visit our website at allspringglobal.com and click on “Russia-Ukraine Updates” for further information.

Allspring Large Cap Core Fund  |  5

Performance highlights (unaudited)
Investment objectiveThe Fund seeks long-term capital appreciation.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	John R. Campbell, CFA®‡, Vince Fioramonti, CFA®‡
Average annual total returns (%) as of July 31, 2022
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (EGOAX)	12-17-2007	-9.22	8.91	11.67	-3.66	10.20	12.33	1.23	1.08
Class C (EGOCX)	12-17-2007	-5.39	9.36	11.66	-4.39	9.36	11.66	1.98	1.83
Class R (EGOHX)[3]	9-30-2015	–	–	–	-3.81	9.95	12.06	1.48	1.33
Class R6 (EGORX)[4]	9-30-2015	–	–	–	-3.25	10.67	13.16	0.80	0.65
Administrator Class (WFLLX)	7-16-2010	–	–	–	-3.57	10.32	12.50	1.15	0.97
Institutional Class (EGOIX)	12-17-2007	–	–	–	-3.27	10.65	12.82	0.90	0.67
S&P 500 Index[5]	–	–	–	–	-4.64	12.83	13.80	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R, Class R6, Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through November 30, 2022, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.08% for Class A, 1.83% for Class C, 1.33% for Class R, 0.65% for Class R6, 0.97% for Administrator Class, and 0.67% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance shown for the Class R shares prior to their inception reflects the performance of the Administrator Class shares, adjusted to reflect the higher expenses applicable to the Class R shares.
[4]	Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.
[5]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.
Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to foreign investment risk and focused portfolio risk. Consult the Fund’s prospectus for additional information on these and other risks.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6  |  Allspring Large Cap Core Fund

Performance highlights (unaudited)
Growth of $10,000 investment as of July 31, 20221
[1]	The chart compares the performance of Class A shares for the most recent ten years with the S&P 500 Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

Allspring Large Cap Core Fund  |  7

Performance highlights (unaudited)
MANAGER'S DISCUSSION
Fund highlights
■	The Fund outperformed its benchmark, the S&P 500 Index, for the 12-month period that ended July 31, 2022.
■	Sector-allocation decisions were the main contributor to Fund performance, adding value in 7 of the 11 sectors. The Fund benefited significantly from an overweight to energy and an underweight to communication services. This was somewhat unusual, as broad diversification and risk controls surrounding sector weights typically result in stock selection being the main driver of performance within the Fund. Stock selection-effects added value in six sectors, led by materials, health care, and communication services.
■	Underweights to more defensive sectors, including utilities and consumer staples, detracted from performance. Negative stock-selection effects detracted from relative performance within the financials, consumer discretionary, and information technology (IT) sectors.
U.S. equities moved higher to cap off a strong 2021 before selling off sharply in early 2022.
Throughout most of 2021, U.S. equity markets were supported by robust corporate earnings and consumer spending, still-accommodative monetary policy, and an improving labor market. Toward the end of the year, stocks continued moving higher despite rising inflation, strained supply chains, slowing economic growth, waning fiscal stimulus, and the emergence of the Omicron variant of COVID-19.
The global economy continued to rebound in early 2022, showing minimal disruption by the Omicron wave of COVID-19. However, the post-Cold War era effectively ended on February 24, when Russia’s full-scale invasion of Ukraine triggered the largest European military conflict since World War II. A U.S.- and European Union-led coalition of governments, central banks, and corporations imposed sanctions designed to isolate and financially cripple Russia, the world’s third-largest oil producer. The fallout from Russia’s aggression sparked the worst global energy crisis since 1973. By April, equity markets came under intense pressure from elevated inflation, surging energy and food prices, slowing growth, tightening monetary policy, renewed COVID-19 lockdowns in China, and the war in Ukraine. U.S. equities fell into bear market territory during the second quarter of 2022, concluding the S&P 500’s worst first half of the year since 1970.
The Fund emphasized higher-quality stocks amid rising interest rates and slowing economic growth.
Characteristics that are typically favored in the portfolio include attractive valuation, earnings consistency, profitability, and improving sentiment. Our experience demonstrates that fundamentally weighted strategies that invest in relatively inexpensive companies with improving fundamentals have typically rewarded long-term investors. We continue to build portfolios that adhere to this philosophy while recognizing that pervasive macroeconomic risks require an elevated emphasis on risk controls, particularly as it relates to industry exposures, secular growth, and the yield curve.
Ten largest holdings (%) as of July 31, 2022[1]
Apple Incorporated	6.31
Microsoft Corporation	5.34
Alphabet Incorporated Class C	3.46
Costco Wholesale Corporation	2.60
Devon Energy Corporation	2.33
ConocoPhillips	2.32
Elevance Health Incorporated	2.26
O'Reilly Automotive Incorporated	2.21
Copart Incorporated	2.19
Pfizer Incorporated	2.17
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.
With most macroeconomic indicators signaling mid- to late-cycle dynamics, fundamentally attractive companies (based on measures such as profitability and valuation) look well positioned. The strategy maintains exposure to high-quality companies with the pricing power to navigate inflationary pressure, higher interest rates, stretched supply chains, and elevated energy and labor costs.
The Fund benefited from an overweight to energy and an underweight to the communication services sector.
The strategy’s risk-controlled discipline and its focus on bottom-up stock selection tend to limit the effect of sector allocations on relative performance. However, over the trailing 12-month period, the Fund benefited from a modest overweight to the energy sector, which rose by +67% and was the best-performing sector of the S&P 500. ConocoPhillips (+79%), Chevron Corp. (+68%), and Devon Energy Corp.

8  |  Allspring Large Cap Core Fund

Performance highlights (unaudited)
(46%) were among the top performers within the Fund, as energy stocks were boosted by an oil price shock, supply shortages, and geopolitical turmoil. The Fund also benefited from an underweight to and stock selection within the communications services sector which declined by 29% and was the worst-performing sector of the S&P 500.
Bottom-up stock-selection effects in materials and health care also contributed to relative performance. Within materials, Nucor Corp (+41%) and Reliance Steel & Aluminum Co. (+23%) capitalized on a rebound in steel prices and a shortage of raw materials. The health care sector is typically viewed as a safe haven of quality growth against rising rates. Holdings such as AbbVie Inc.(+28%), United Therapeutics Corp. (+27%), Elevance Health, Inc. (+26%), Pfizer Inc. (+22%), and CVS Health Corp. (+19) significantly outpaced the +2% return of the overall health care sector within the S&P 500 Index.
Stock selection was weakest in financials, consumer discretionary, and IT.
Bottom-up stock-selection effects in financials, consumer discretionary, and IT detracted from relative performance. Virtu Financial fell -35% as retail trading volumes declined in the wake of the market correction in technology stocks and cryptocurrencies. Within consumer discretionary, Target Corp. (-36%) and Brunswick Corp. (-30%) were both affected by inflationary concerns, deteriorating margins, and a slowdown in consumer spending. We sold out of our position in Brunswick Corp. due to deteriorating model ranks, rising interest rates, and an elevated risk of future earnings disappointments. Qorvo, Inc. (-45%) sold off based on supply-chain delays, semiconductor component shortages, and weakening smartphone demand in China. Zebra Technologies Corp. (-35%) declined in response to supply-chain constraints and elevated logistical costs. The Fund’s underweight to more defensive sectors, such as utilities and consumers, also detracted from performance.
As the economic cycle matures, we expect the market to emphasize higher-quality companies.
Barely two years after the COVID-19 pandemic unleashed the deepest recession since World War II, the global economy is facing new threats from elevated inflation, decelerating growth, tightening financial conditions, and the ongoing war in Ukraine. The coordinated monetary and fiscal policy response to the pandemic provided a backstop for
2020–2021’s economic recovery, but 2022’s growth is slowing as massive levels of fiscal and monetary support are unwound across the world.
Sector allocation as of July 31, 2022[1]
[1]	Figures represent the percentage of the Fund's long-term investments. These amounts are subject to change and may have changed since the date specified.
The first half of 2022 saw significant compression of valuations, as equity prices fell sharply while earnings expectations have held firm. However, as companies report third-quarter earnings and give guidance for the remainder of the year, there is heightened risk the earnings outlook will deteriorate. We expect that for the remainder of 2022, the market will differentiate between firms that can maintain their margins and expand market share versus those that cannot.
Annualized rates of inflation recently reached a 40-year high, forcing developed central banks to launch an aggressive and synchronized tightening cycle last seen during the early 1980s. It appears that U.S. equity markets have already priced in a mild recession for 2022 while some of the more cyclical sectors of the market may be priced for a worse-than-average recession. Given the environment of tightening financial conditions, slowing economic growth, and rising recession risks, we believe it is prudent to emphasize higher-quality stocks. In addition to our current emphasis on quality, our longstanding focus on strong earnings and inexpensive valuations is presenting selective opportunities within cyclical value stocks.
As we monitor the macroeconomic environment, we will continue to diligently focus on company fundamentals and disciplined portfolio risk management.

Allspring Large Cap Core Fund  |  9

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from February 1, 2022 to July 31, 2022.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 2-1-2022	Ending account value 7-31-2022	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$ 927.44	$4.97	1.04%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.64	$5.21	1.04%
Class C
Actual	$1,000.00	$ 923.82	$8.73	1.83%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.72	$9.15	1.83%
Class R
Actual	$1,000.00	$ 926.38	$6.07	1.27%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.50	$6.36	1.27%
Class R6
Actual	$1,000.00	$ 929.11	$3.11	0.65%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.57	$3.26	0.65%
Administrator Class
Actual	$1,000.00	$ 927.39	$4.64	0.97%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.98	$4.86	0.97%
Institutional Class
Actual	$1,000.00	$ 929.19	$3.20	0.67%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.47	$3.36	0.67%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half-year period).

10  |  Allspring Large Cap Core Fund

Portfolio of investments—July 31, 2022

	Shares	Value
Common stocks: 99.22%
Communication services: 5.96%
Entertainment: 2.50%
Activision Blizzard Incorporated	105,437	$ 8,429,688
Warner Bros. Discovery Incorporated †	206,392	3,095,880
		11,525,568
Interactive media & services: 3.46%
Alphabet Incorporated Class C †	137,077	15,988,661
Consumer discretionary: 8.88%
Household durables: 3.15%
Lennar Corporation Class A	90,675	7,707,375
PulteGroup Incorporated	156,572	6,829,671
		14,537,046
Internet & direct marketing retail: 2.16%
Amazon.com Incorporated †	73,806	9,960,120
Multiline retail: 1.36%
Target Corporation	38,485	6,287,679
Specialty retail: 2.21%
O'Reilly Automotive Incorporated †	14,498	10,200,648
Consumer staples: 2.60%
Food & staples retailing: 2.60%
Costco Wholesale Corporation	22,142	11,985,465
Energy: 6.70%
Oil, gas & consumable fuels: 6.70%
Chevron Corporation	57,726	9,454,364
ConocoPhillips	109,917	10,709,213
Devon Energy Corporation	171,334	10,768,342
		30,931,919
Financials: 12.82%
Banks: 4.72%
Citigroup Incorporated	131,532	6,826,511
Citizens Financial Group Incorporated	185,568	7,046,017
JPMorgan Chase & Company	68,535	7,906,198
		21,778,726
Capital markets: 6.39%
BlackRock Incorporated	11,861	7,937,144
Evercore Partners Incorporated Class A	64,843	6,482,355
The Goldman Sachs Group Incorporated	25,568	8,524,116
VIRTU Financial Incorporated Class A	280,988	6,555,450
		29,499,065
Insurance: 1.71%
Fidelity National Financial Incorporated	197,694	7,899,852
The accompanying notes are an integral part of these financial statements.

Allspring Large Cap Core Fund  |  11

Portfolio of investments—July 31, 2022

	Shares	Value
Health care: 14.64%
Biotechnology: 5.19%
AbbVie Incorporated	52,982	$ 7,603,447
Regeneron Pharmaceuticals Incorporated †	11,861	6,899,425
United Therapeutics Corporation †	40,856	9,440,596
		23,943,468
Health care equipment & supplies: 1.43%
Hologic Incorporated †	92,784	6,622,922
Health care providers & services: 4.25%
CVS Health Corporation	96,211	9,205,468
Elevance Health Incorporated	21,879	10,438,471
		19,643,939
Pharmaceuticals: 3.77%
Bristol-Myers Squibb Company	99,900	7,370,622
Pfizer Incorporated	198,221	10,012,143
		17,382,765
Industrials: 9.39%
Building products: 1.60%
Masco Corporation	133,905	7,415,659
Commercial services & supplies: 2.19%
Copart Incorporated †	78,814	10,096,073
Construction & engineering: 1.89%
EMCOR Group Incorporated	75,123	8,742,064
Machinery: 1.65%
AGCO Corporation	69,852	7,608,280
Road & rail: 2.06%
J.B. Hunt Transport Services Incorporated	51,927	9,516,661
Information technology: 28.14%
Electronic equipment, instruments & components: 1.18%
Zebra Technologies Corporation Class A †	15,288	5,468,365
IT services: 3.70%
Accenture plc Class A	30,841	9,445,365
MasterCard Incorporated Class A	21,615	7,647,171
		17,092,536
Semiconductors & semiconductor equipment: 6.68%
Applied Materials Incorporated	68,535	7,263,339
Broadcom Incorporated	16,343	8,751,350
Qorvo Incorporated †	52,982	5,513,837
Qualcomm Incorporated	64,316	9,329,679
		30,858,205
Software: 10.27%
Adobe Incorporated †	15,815	6,486,048
Fortinet Incorporated †	141,020	8,411,843
The accompanying notes are an integral part of these financial statements.

12  |  Allspring Large Cap Core Fund

Portfolio of investments—July 31, 2022

	Shares	Value
Software (continued)
Microsoft Corporation	87,776	$ 24,642,233
Oracle Corporation	100,956	7,858,415
		47,398,539
Technology hardware, storage & peripherals: 6.31%
Apple Incorporated	179,241	29,128,454
Materials: 5.99%
Chemicals: 2.15%
CF Industries Holdings Incorporated	103,855	9,917,114
Metals & mining: 3.84%
Nucor Corporation	67,479	9,163,648
Reliance Steel & Aluminum Company	45,074	8,575,329
		17,738,977
Real estate: 4.10%
Equity REITs: 4.10%
Simon Property Group Incorporated	86,458	9,392,797
Weyerhaeuser Company	262,801	9,544,932
		18,937,729
Total Common stocks (Cost $334,384,139)		458,106,499

		Yield
Short-term investments: 0.87%
Investment companies: 0.87%
Allspring Government Money Market Fund Select Class ♠∞		1.76%	4,015,223	4,015,223
Total Short-term investments (Cost $4,015,223)				4,015,223
Total investments in securities (Cost $338,399,362)	100.09%			462,121,722
Other assets and liabilities, net	(0.09)			(406,115)
Total net assets	100.00%			$461,715,607

†	Non-income-earning security
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
REIT	Real estate investment trust
The accompanying notes are an integral part of these financial statements.

Allspring Large Cap Core Fund  |  13

Portfolio of investments—July 31, 2022

Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$4,053,285	$67,655,876	$(67,693,938)	$0	$0	$ 4,015,223	4,015,223	$ 11,545
Investments in affiliates no longer held at end of period
Securities Lending Cash Investments LLC	6,811,260	19,426,625	(26,237,885)	0	0	0	0	3,497 #
				$0	$0	$4,015,223		$15,042

#	Amount shown represents income before fees and rebates.
The accompanying notes are an integral part of these financial statements.

14  |  Allspring Large Cap Core Fund

Statement of assets and liabilities—July 31, 2022

Assets
Investments in unaffiliated securities, at value (cost $334,384,139)	$ 458,106,499
Investments in affiliated securities, at value (cost $4,015,223)	4,015,223
Receivable for dividends	498,447
Receivable for Fund shares sold	12,495
Prepaid expenses and other assets	57,184
Total assets	462,689,848
Liabilities
Payable for Fund shares redeemed	539,187
Management fee payable	208,179
Administration fees payable	70,273
Shareholder servicing fees payable	70,148
Distribution fees payable	10,819
Accrued expenses and other liabilities	75,635
Total liabilities	974,241
Total net assets	$461,715,607
Net assets consist of
Paid-in capital	$ 301,059,843
Total distributable earnings	160,655,764
Total net assets	$461,715,607
Computation of net asset value and offering price per share
Net assets – Class A	$ 330,583,981
Shares outstanding – Class A1	20,858,960
Net asset value per share – Class A	$15.85
Maximum offering price per share – Class A2	$16.82
Net assets – Class C	$ 18,080,828
Shares outstanding – Class C1	1,174,143
Net asset value per share – Class C	$15.40
Net assets – Class R	$ 142,325
Shares outstanding – Class R1	8,909
Net asset value per share – Class R	$15.98
Net assets – Class R6	$ 4,535,031
Shares outstanding – Class R6[1]	283,696
Net asset value per share – Class R6	$15.99
Net assets – Administrator Class	$ 1,527,856
Shares outstanding – Administrator Class[1]	94,199
Net asset value per share – Administrator Class	$16.22
Net assets – Institutional Class	$ 106,845,586
Shares outstanding – Institutional Class[1]	6,675,612
Net asset value per share – Institutional Class	$16.01
[1]	The Fund has an unlimited number of authorized shares.
[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

Allspring Large Cap Core Fund  |  15

Statement of operations—year ended July 31, 2022

Investment income
Dividends	$ 8,035,230
Income from affiliated securities	27,792
Total investment income	8,063,022
Expenses
Management fee	3,575,769
Administration fees
Class A	747,513
Class C	48,188
Class R	593
Class R6	1,558
Administrator Class	2,658
Institutional Class	162,905
Shareholder servicing fees
Class A	889,897
Class C	57,029
Class R	702
Administrator Class	4,993
Distribution fees
Class C	171,074
Class R	580
Custody and accounting fees	27,635
Professional fees	50,701
Registration fees	47,593
Shareholder report expenses	41,724
Trustees’ fees and expenses	20,098
Other fees and expenses	18,060
Total expenses	5,869,270
Less: Fee waivers and/or expense reimbursements
Fund-level	(562,707)
Class A	(107,869)
Class R6	(466)
Administrator Class	(667)
Institutional Class	(112,222)
Net expenses	5,085,339
Net investment income	2,977,683
Realized and unrealized gains (losses) on investments
Net realized gains on investments	51,089,392
Net change in unrealized gains (losses) on investments	(71,803,083)
Net realized and unrealized gains (losses) on investments	(20,713,691)
Net decrease in net assets resulting from operations	$(17,736,008)
The accompanying notes are an integral part of these financial statements.

16  |  Allspring Large Cap Core Fund

Statement of changes in net assets

	Year ended July 31, 2022		Year ended July 31, 2021
Operations
Net investment income		$ 2,977,683		$ 2,803,936
Net realized gains on investments		51,089,392		68,784,754
Net change in unrealized gains (losses) on investments		(71,803,083)		90,218,551
Net increase (decrease) in net assets resulting from operations		(17,736,008)		161,807,241
Distributions to shareholders from
Net investment income and net realized gains
Class A		(47,154,331)		(43,568,141)
Class C		(3,108,743)		(4,062,417)
Class R		(22,264)		(69,596)
Class R6		(746,242)		(942,745)
Administrator Class		(378,532)		(283,218)
Institutional Class		(17,341,089)		(18,363,526)
Total distributions to shareholders		(68,751,201)		(67,289,643)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	1,097,088	19,147,813	1,347,272	23,128,393
Class C	29,275	502,832	57,119	930,310
Class R	2,207	40,355	5,379	89,355
Class R6	15,663	266,817	22,468	376,280
Administrator Class	59,959	1,204,301	16,251	286,289
Institutional Class	1,676,327	29,645,655	946,066	15,869,566
		50,807,773		40,680,193
Reinvestment of distributions
Class A	2,550,202	44,759,070	2,687,262	41,377,941
Class C	179,061	3,060,161	259,190	3,893,123
Class R	1,260	22,264	4,276	65,764
Class R6	9,372	166,069	18,442	286,328
Administrator Class	20,990	377,210	17,840	279,907
Institutional Class	894,254	15,863,211	1,082,589	16,825,725
		64,247,985		62,728,788
Payment for shares redeemed
Class A	(2,328,633)	(40,154,334)	(3,617,358)	(60,975,760)
Class C	(574,944)	(10,038,659)	(942,897)	(15,386,123)
Class R	(24,131)	(477,364)	(38,061)	(626,185)
Class R6	(54,832)	(979,083)	(143,020)	(2,452,243)
Administrator Class	(118,858)	(2,102,057)	(42,338)	(720,832)
Institutional Class	(2,878,046)	(49,352,502)	(4,234,725)	(70,438,804)
		(103,103,999)		(150,599,947)
Net increase (decrease) in net assets resulting from capital share transactions		11,951,759		(47,190,966)
Total increase (decrease) in net assets		(74,535,450)		47,326,632
Net assets
Beginning of period		536,251,057		488,924,425
End of period		$ 461,715,607		$ 536,251,057
The accompanying notes are an integral part of these financial statements.

Allspring Large Cap Core Fund  |  17

Financial highlights
(For a share outstanding throughout each period)
	Year ended July 31
Class A	2022	2021	2020	2019	2018
Net asset value, beginning of period	$18.77	$15.71	$18.57	$20.82	$18.01
Net investment income	0.09	0.08 [1]	0.14	0.25	0.15
Net realized and unrealized gains (losses) on investments	(0.55)	5.33	0.51	(0.29)	3.01
Total from investment operations	(0.46)	5.41	0.65	(0.04)	3.16
Distributions to shareholders from
Net investment income	(0.04)	(0.15)	(0.29)	(0.16)	(0.13)
Net realized gains	(2.42)	(2.20)	(3.22)	(2.05)	(0.22)
Total distributions to shareholders	(2.46)	(2.35)	(3.51)	(2.21)	(0.35)
Net asset value, end of period	$15.85	$18.77	$15.71	$18.57	$20.82
Total return[2]	(3.66)%	37.90%	2.86%	1.10%	17.66%
Ratios to average net assets (annualized)
Gross expenses	1.20%	1.23%	1.23%	1.19%	1.18%
Net expenses	1.06%	1.06%	1.06%	1.08%	1.10%
Net investment income	0.52%	0.49%	0.97%	1.42%	0.73%
Supplemental data
Portfolio turnover rate	31%	46%	28%	45%	33%
Net assets, end of period (000s omitted)	$330,584	$366,731	$300,373	$341,045	$360,937

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.

18  |  Allspring Large Cap Core Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended July 31
Class C	2022	2021	2020	2019	2018
Net asset value, beginning of period	$18.39	$15.41	$18.22	$20.44	$17.70
Net investment income (loss)	(0.05) [1]	(0.04) [1]	0.03	0.13	(0.00) [2]
Net realized and unrealized gains (losses) on investments	(0.52)	5.23	0.47	(0.30)	2.96
Total from investment operations	(0.57)	5.19	0.50	(0.17)	2.96
Distributions to shareholders from
Net investment income	0.00	(0.01)	(0.09)	0.00	0.00
Net realized gains	(2.42)	(2.20)	(3.22)	(2.05)	(0.22)
Total distributions to shareholders	(2.42)	(2.21)	(3.31)	(2.05)	(0.22)
Net asset value, end of period	$15.40	$18.39	$15.41	$18.22	$20.44
Total return[3]	(4.39)%	36.87%	2.01%	0.34%	16.78%
Ratios to average net assets (annualized)
Gross expenses	1.94%	1.98%	1.97%	1.94%	1.93%
Net expenses	1.83%	1.83%	1.83%	1.83%	1.85%
Net investment income (loss)	(0.27)%	(0.25)%	0.21%	0.67%	(0.02)%
Supplemental data
Portfolio turnover rate	31%	46%	28%	45%	33%
Net assets, end of period (000s omitted)	$18,081	$28,335	$33,405	$47,649	$61,529

[1]	Calculated based upon average shares outstanding
[2]	Amount is more than $(0.005).
[3]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.

Allspring Large Cap Core Fund  |  19

Financial highlights
(For a share outstanding throughout each period)
	Year ended July 31
Class R	2022	2021	2020	2019	2018
Net asset value, beginning of period	$18.89	$15.70	$18.57	$20.81	$18.04
Net investment income	0.03 [1]	0.04 [1]	0.11 [1]	0.21	0.12
Net realized and unrealized gains (losses) on investments	(0.52)	5.35	0.49	(0.29)	2.99
Total from investment operations	(0.49)	5.39	0.60	(0.08)	3.11
Distributions to shareholders from
Net investment income	0.00	(0.00) [2]	(0.25)	(0.11)	(0.12)
Net realized gains	(2.42)	(2.20)	(3.22)	(2.05)	(0.22)
Total distributions to shareholders	(2.42)	(2.20)	(3.47)	(2.16)	(0.34)
Net asset value, end of period	$15.98	$18.89	$15.70	$18.57	$20.81
Total return	(3.81)%	37.56%	2.56%	0.87%	17.37%
Ratios to average net assets (annualized)
Gross expenses	1.40%	1.47%	1.47%	1.44%	1.43%
Net expenses	1.31%	1.33%	1.33%	1.33%	1.34%
Net investment income	0.19%	0.27%	0.69%	1.18%	0.48%
Supplemental data
Portfolio turnover rate	31%	46%	28%	45%	33%
Net assets, end of period (000s omitted)	$142	$559	$910	$2,043	$2,042

[1]	Calculated based upon average shares outstanding
[2]	Amount is less than $0.005.
The accompanying notes are an integral part of these financial statements.

20  |  Allspring Large Cap Core Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended July 31
Class R6	2022	2021	2020	2019	2018
Net asset value, beginning of period	$18.91	$15.81	$18.68	$20.92	$18.09
Net investment income	0.17	0.16	0.24 [1]	0.34	0.22 [1]
Net realized and unrealized gains (losses) on investments	(0.55)	5.36	0.48	(0.30)	3.04
Total from investment operations	(0.38)	5.52	0.72	0.04	3.26
Distributions to shareholders from
Net investment income	(0.12)	(0.22)	(0.37)	(0.23)	(0.21)
Net realized gains	(2.42)	(2.20)	(3.22)	(2.05)	(0.22)
Total distributions to shareholders	(2.54)	(2.42)	(3.59)	(2.28)	(0.43)
Net asset value, end of period	$15.99	$18.91	$15.81	$18.68	$20.92
Total return	(3.25)%	38.47%	3.23%	1.60%	18.16%
Ratios to average net assets (annualized)
Gross expenses	0.77%	0.80%	0.79%	0.75%	0.75%
Net expenses	0.65%	0.65%	0.65%	0.65%	0.65%
Net investment income	0.92%	0.92%	1.40%	1.83%	1.08%
Supplemental data
Portfolio turnover rate	31%	46%	28%	45%	33%
Net assets, end of period (000s omitted)	$4,535	$5,928	$6,570	$13,223	$15,225

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.

Allspring Large Cap Core Fund  |  21

Financial highlights
(For a share outstanding throughout each period)
	Year ended July 31
Administrator Class	2022	2021	2020	2019	2018
Net asset value, beginning of period	$19.16	$15.96	$18.82	$21.05	$18.21
Net investment income	0.10 [1]	0.10 [1]	0.18 [1]	0.29 [1]	0.17 [1]
Net realized and unrealized gains (losses) on investments	(0.55)	5.43	0.49	(0.30)	3.05
Total from investment operations	(0.45)	5.53	0.67	(0.01)	3.22
Distributions to shareholders from
Net investment income	(0.07)	(0.13)	(0.31)	(0.17)	(0.16)
Net realized gains	(2.42)	(2.20)	(3.22)	(2.05)	(0.22)
Total distributions to shareholders	(2.49)	(2.33)	(3.53)	(2.22)	(0.38)
Net asset value, end of period	$16.22	$19.16	$15.96	$18.82	$21.05
Total return	(3.57)%	38.04%	2.90%	1.26%	17.81%
Ratios to average net assets (annualized)
Gross expenses	1.11%	1.15%	1.13%	1.10%	1.10%
Net expenses	0.97%	0.97%	0.97%	0.97%	0.98%
Net investment income	0.56%	0.58%	1.04%	1.52%	0.86%
Supplemental data
Portfolio turnover rate	31%	46%	28%	45%	33%
Net assets, end of period (000s omitted)	$1,528	$2,531	$2,241	$16,566	$25,444

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.

22  |  Allspring Large Cap Core Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended July 31
Institutional Class	2022	2021	2020	2019	2018
Net asset value, beginning of period	$18.93	$15.83	$18.70	$20.95	$18.12
Net investment income	0.16	0.19	0.24 [1]	0.34	0.23
Net realized and unrealized gains (losses) on investments	(0.55)	5.33	0.48	(0.30)	3.03
Total from investment operations	(0.39)	5.52	0.72	0.04	3.26
Distributions to shareholders from
Net investment income	(0.11)	(0.22)	(0.37)	(0.24)	(0.21)
Net realized gains	(2.42)	(2.20)	(3.22)	(2.05)	(0.22)
Total distributions to shareholders	(2.53)	(2.42)	(3.59)	(2.29)	(0.43)
Net asset value, end of period	$16.01	$18.93	$15.83	$18.70	$20.95
Total return	(3.27)%	38.42%	3.22%	1.56%	18.16%
Ratios to average net assets (annualized)
Gross expenses	0.87%	0.90%	0.89%	0.86%	0.85%
Net expenses	0.67%	0.67%	0.67%	0.67%	0.68%
Net investment income	0.91%	0.90%	1.40%	1.82%	1.15%
Supplemental data
Portfolio turnover rate	31%	46%	28%	45%	33%
Net assets, end of period (000s omitted)	$106,846	$132,167	$145,425	$600,595	$690,855

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.

Allspring Large Cap Core Fund  |  23

Notes to financial statements
1. ORGANIZATION
Allspring Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Large Cap Core Fund (the "Fund") which is a diversified series of the Trust.
Effective on November 1, 2021, the sale transaction of Wells Fargo Asset Management ("WFAM") by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. was closed. In connection with the closing of the transaction, WFAM became known as Allspring Global Investments (“Allspring”) and various entities that provided services to the Fund changed their names to "Allspring", including Allspring Funds Management, LLC, the investment manager to the Fund, Allspring Global Investments, LLC and Allspring Global Investments (UK) Limited, both registered investment advisers providing subadvisory services to certain funds, and Allspring Funds Distributor, LLC, the Fund's principal underwriter. Consummation of the transaction resulted in a new investment management agreement and subadvisory agreement which became effective on November 1, 2021.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Allspring Global Investments Pricing Committee at Allspring Funds Management, LLC ("Allspring Funds Management"). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Allspring Global Investments Pricing Committee which may include items for ratification.
Securities lending
The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the "Securities Lending Fund"), an affiliated non-registered investment company. Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.
In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the

24  |  Allspring Large Cap Core Fund

Notes to financial statements
collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date.
Distributions to shareholders
Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of July 31, 2022, the aggregate cost of all investments for federal income tax purposes was $338,744,743 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$146,857,408
Gross unrealized losses	(23,480,429)
Net unrealized gains	$123,376,979
Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. In addition, the Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassification is due to equalization payments . At July 31, 2022, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:
Paid-in capital	Total distributable earnings
$1,861,202	$(1,861,202)
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

Allspring Large Cap Core Fund  |  25

Notes to financial statements
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of July 31, 2022:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Communication services	$ 27,514,229	$0	$0	$ 27,514,229
Consumer discretionary	40,985,493	0	0	40,985,493
Consumer staples	11,985,465	0	0	11,985,465
Energy	30,931,919	0	0	30,931,919
Financials	59,177,643	0	0	59,177,643
Health care	67,593,094	0	0	67,593,094
Industrials	43,378,737	0	0	43,378,737
Information technology	129,946,099	0	0	129,946,099
Materials	27,656,091	0	0	27,656,091
Real estate	18,937,729	0	0	18,937,729
Short-term investments
Investment companies	4,015,223	0	0	4,015,223
Total assets	$462,121,722	$0	$0	$462,121,722
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended July 31, 2022, the Fund did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

26  |  Allspring Large Cap Core Fund

Notes to financial statements
Average daily net assets	Management fee
First $500 million	0.700%
Next $500 million	0.675
Next $1 billion	0.650
Next $2 billion	0.625
Next $1 billion	0.600
Next $3 billion	0.590
Next $2 billion	0.565
Next $2 billion	0.555
Next $4 billion	0.530
Over $16 billion	0.505
For the year ended July 31, 2022, the management fee was equivalent to an annual rate of 0.70% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC ("Allspring Investments"), an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.35% and declining to 0.30% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.21%
Class C	0.21
Class R	0.21
Class R6	0.03
Administrator Class	0.13
Institutional Class	0.13
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through November 30, 2022 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. As of July 31, 2022, the contractual expense caps are as follows:

Allspring Large Cap Core Fund  |  27

Notes to financial statements
Expense ratio caps
Class A	1.08%
Class C	1.83
Class R	1.33
Class R6	0.65
Administrator Class	0.97
Institutional Class	0.67
Distribution fees
The Trust has adopted a distribution plan for Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C and Class R shares and paid to Allspring Funds Distributor, LLC ("Allspring Funds Distributor"), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate of 0.75% of the average daily net assets of Class C shares and 0.25% of the average daily net assets of Class R shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended July 31, 2022, Allspring Funds Distributor received $3,981 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended July 31, 2022.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Class R, and Administrator Class are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates, and to certain entities that were affiliates of the Fund until November 1, 2021.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended July 31, 2022 were $155,709,000 and $208,261,990, respectively.
6. SECURITIES LENDING TRANSACTIONS
The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Allspring Funds Management and is subadvised by Allspring Investments. Allspring Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Allspring Funds Management are paid to Allspring Investments for its services as subadviser.
In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of July 31, 2022, the Fund did not have any securities on loan.
7. BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based

28  |  Allspring Large Cap Core Fund

Notes to financial statements
on a borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee equal based on the unused balance is allocated to each participating fund.
For the year ended July 31, 2022, there were no borrowings by the Fund under the agreement.
8. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended July 31, 2022 and July 31, 2021 were as follows:
	Year ended July 31
	2022	2021
Ordinary income	$ 5,128,593	$ 5,089,812
Long-term capital gain	63,622,608	62,199,831
As of July 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$3,806,710	$33,472,127	$123,376,979
9. CONCENTRATION RISKS
As of the end of the period, the Fund concentrated its portfolio of investments in the information technology sector. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.
10. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
11. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.

Allspring Large Cap Core Fund  |  29

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Large Cap Core Fund (formerly, Wells Fargo Large Cap Core Fund) (the Fund), one of the funds constituting Allspring Funds Trust (formerly, Wells Fargo Funds Trust), including the portfolio of investments, as of July 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the  financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of July 31, 2022, by correspondence with the custodian and transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
September 27, 2022

30  |  Allspring Large Cap Core Fund

Other information (unaudited)
TAX INFORMATION
For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 100% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended July 31, 2022.
Pursuant to Section 852 of the Internal Revenue Code, $65,483,810 was designated as a 20% rate gain distribution for the fiscal year ended July 31, 2022. Long-term capital gains in the amount of $1,861,202 were distributed in connection with Fund share redemptions.
Pursuant to Section 854 of the Internal Revenue Code, $5,128,593 of income dividends paid during the fiscal year ended July 31, 2022 has been designated as qualified dividend income (QDI).
For the fiscal year ended July 31, 2022, $3,293,171 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Allspring Large Cap Core Fund  |  31

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 136 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

32  |  Allspring Large Cap Core Fund

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously taught at Cornell University from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. McKnight Foundation Consultant, November 2020 to February 2021. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Consultant (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Allspring Large Cap Core Fund  |  33

Other information (unaudited)
Officers2
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	President, Chief Executive Officer and Director of Allspring Funds Management, LLC since 2017 and co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, since 2019. Prior thereto, Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014. In addition, Mr. Owen was an Executive Vice President of Wells Fargo & Company from 2014 to 2021.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Kate McKinley (Born 1977)	Chief Legal Officer, since 2021	Chief Legal Officer of Allspring Global Investments since 2021. Prior thereto, held various roles at State Street Global Advisors beginning in 2010, including serving as Senior Vice President and General Counsel from 2019 to 2021, and Chief Operating Officer of the Institutional Client Group from 2016 - 2019. Prior to working at State Street Global Advisors served as Assistant General Counsel for Bank of America Corporation from 2005 to 2010 and as an Associate at WilmerHale from 2002 to 2005.
Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022	Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015 Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.
Matthew Prasse (Born 1983)	Secretary, since 2021	Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.
2  For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

34  |  Allspring Large Cap Core Fund

Other information (unaudited)
LIQUIDITY RISK MANAGEMENT PROGRAM
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Allspring Funds Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series (other than the series that operate as money market funds), including the Fund, which is reasonably designed to assess and manage the Fund's liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Allspring Funds Management, LLC (“Allspring Funds Management”), the Fund's investment manager, to administer the Program, and Allspring Funds Management has established a Liquidity Risk Management Council (the "Council") composed of personnel from multiple departments within Allspring Funds Management and its affiliates to assist Allspring Funds Management in the administration of the Program.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund's liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund's investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund's assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund's “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.
At a meeting of the Board held on May 24-25, 2022, the Board received and reviewed a written report (the “Report”) from Allspring Funds Management that, among other things, addressed the operation of the Program and assessed its adequacy and effectiveness for the period from January 1, 2021 through December 31, 2021 (the “Reporting Period”). Other than extended foreign market holidays, no significant liquidity events impacting the Funds were noted in the Report. In addition, other than corporate-related changes to the Program, there were no material changes to the Program during the Reporting Period.
Allspring Funds Management determined in the Report that the Program has been implemented and operates effectively to manage each Fund’s, including the Fund’s, liquidity risk, and Allspring Funds Management continues to believe that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

Allspring Large Cap Core Fund  |  35

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-222-8222 or visit the Fund's website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2022 Allspring Global Investments Holdings, LLC. All rights reserved.
PAR-0822-00648 09-22
A208/AR208 07-22

Annual Report
July 31, 2022
Allspring Large Cap Growth Fund

The views expressed and any forward-looking statements are as of July 31, 2022, unless otherwise noted, and are those of the Fund's portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

Allspring Large Cap Growth Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring Large Cap Growth Fund for the 12-month period that ended July 31, 2022. Globally, stocks experienced rising volatility through the period, but overall, U.S. stocks didn’t fare as badly as non-U.S. equities while the global economy faced multiple challenges. Bonds also had poor performance during a difficult period, with major fixed income indexes all down for the 12-month period.
Earlier tailwinds provided by global stimulus programs, vaccination rollouts, and recovering consumer and corporate sentiment were more than offset by the highest rate of inflation in four decades, concerns about aggressive central bank rate hikes, more highly contagious COVID-19 variants, and the Russia-Ukraine war. The impact of already-significant supply chain disruptions was made worse by China’s COVID-19 lockdowns.
For the 12-month period, both stocks and bonds registered significant losses, with U.S. large-cap stocks faring better than non-U.S. developed market equities and emerging market stocks. Returns from fixed-income securities were also negative in a period of high inflation and sharply rising interest rates. For the period, U.S. stocks, based on the S&P 500 Index,1 lost 4.64%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned -15.26%, while the MSCI EM Index (Net) (USD)3  had weaker performance with a loss of 20.09%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -9.12%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 returned -18.45%, the Bloomberg Municipal Bond Index6 lost 6.93%, and the ICE BofA U.S. High Yield Index7 fell 7.72%.
Rising inflation, COVID, and the Russian invasion of Ukraine drove market performance.
The period began with the COVID-19 Delta variant producing outbreaks globally in August, feeding market volatility and casting doubts over the ongoing economic recovery. The U.S. economy remained strong despite the Delta variant, ongoing inflationary pressures, and worries over Hurricane Ida. Emerging market equities experienced elevated volatility, largely influenced by China’s regulatory stance. Municipal debt had its first monthly loss since February 2021. Among commodities, crude oil fell sharply as the Delta variant caused expectations to dampen. However, oil remained a leading asset-class performer for the year.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2022. ICE Data Indices, LLC. All rights reserved.

2  |  Allspring Large Cap Growth Fund

Letter to shareholders (unaudited)
Global markets suffered their broadest retreat in a year during September, except for commodities, as concerns over inflation and the interest rate outlook depressed investor confidence. Emerging markets declined on concerns over supply chain disruptions along with rising energy and food prices. Meanwhile, the U.S. Federal Reserve (Fed) indicated it would soon start to slow the pace of asset purchases. U.S. concerns included a congressional showdown over the debt ceiling, the 2022 federal government budget, and the infrastructure package. Meanwhile, commodities thrived in September, driven by sharply higher energy prices.
Elevated inflation pressures and the global supply bottleneck continued in October, but strong earnings provided a bright spot in the U.S., the eurozone, and many Asian countries. Government bond yields rose globally as central banks prepared to tighten monetary policy. Commodity prices continued to rise, driven by sharply higher energy costs.
In November, as COVID-19 hospitalizations rose, most major global asset classes declined. Two exceptions were U.S. investment-grade bonds and Treasury inflation-protected securities. President Biden signed a long-awaited infrastructure bill to upgrade U.S. roads, bridges, and railways. Meanwhile, the Consumer Price Index (CPI),1 a measure of domestic inflation conditions, jumped to its highest level in 31 years. While the threat of consistently high inflation led the Fed to discuss a faster pace of tapering, the Omicron strain created uncertainty. Commodities lost ground for the month, driven by sharp declines in oil prices (and energy costs in general) as well as precious metals.
Global volatility lessened in December as data indicated a lower risk of severe disease and death from the Omicron variant. Even so, several countries introduced restrictions on travel and hospitality, among other sectors, in an effort to reduce the spread. In the U.S., data indicated a stable economy overall, with robust corporate earnings. Consumer spending potential looked strong heading into 2022 on elevated household savings and the lowest household debt ratio since 1973. U.S. corporate and high-yield bonds had monthly gains while Treasuries declined. Bonds were adversely affected by the projection of multiple rate hikes in 2022 by senior Federal Open Market Committee members.
In January 2022, the main focus was on potential U.S. interest rate hikes and the Russia-Ukraine conflict. The Fed hinted that a March interest rate hike was likely. Meanwhile, Russia threatened a potential invasion of Ukraine, which could disrupt Russia’s massive energy supplies and drive demand from non-Russian oil-producing countries. Elsewhere overseas, Europe saw food and energy prices spike, leading to rising inflation. Within fixed income, corporate bonds struggled in January, underperforming government bonds, as investors focused on continued elevated inflation and ongoing uncertainty over the U.S. monetary path.
The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodity markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics. Major global stock indexes were down in February, along with global bonds overall, with ongoing high levels of volatility in March along with mixed results that favored U.S. large-cap stocks. Prices of commodities spiked, including crude oil, natural gas, wheat, and precious metals, on elevated concerns of supply shortages. All of this fed already-high inflation concerns and added to expectations of more aggressive central bank interest rate hikes. Sweeping sanctions against Russia and corporate pullouts contributed to market volatility. Despite the geopolitical turmoil, the U.S. economic outlook remained largely unchanged, with a healthy job market and indications of growth.
In April, market volatility continued, with deepening losses across major capital markets, as both the S&P 500 and MSCI ACWI (Net)2 fell 8% or more for the month. The Chinese economy struggled through a strict lockdown as the government tried to contain a major COVID-19 outbreak, creating a global ripple effect that compounded existing supply shortages. This was exacerbated by the impact of the Russia-Ukraine war on global commodities. Meanwhile, U.S. annual inflation raged at 8.5%, its highest level since 1981, and investors braced themselves for aggressive Fed monetary tightening moves.
“ Global markets suffered their broadest retreat in a year during September, except for commodities, as concerns over inflation and the interest rate outlook depressed investor confidence.”
“ The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodity markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics.”

[1]	The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.
[2]	The MSCI ACWI (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. You cannot invest directly in an index.

Allspring Large Cap Growth Fund  |  3

Letter to shareholders (unaudited)
Market volatility continued in May, although markets recovered ground late in the month. Value stocks continued to outperform growth stocks. The concerns that had dominated markets for months continued, including high inflation and geopolitical tensions that exacerbated high crude oil, gasoline, and food prices. In response, the Fed raised the federal funds rate by 0.50%, with broad expectations of multiple rate hikes to come. Meanwhile, highly contagious COVID-19 variants persisted. However, labor markets in the U.S., the U.K., and Europe remained strong. The U.S. recorded a 3.6% unemployment rate, although labor market participation remained low. U.S. retail sales for April, released in May, indicated a fourth consecutive monthly increase, reflecting continued consumer resilience.
A historically bad year in financial markets continued in June with stocks posting further losses enroute to their worst first half of a year in 50 years. Bonds didn't fare much better. Driving the losses were the same factors that have been at play: rising global inflation and fears of recession as central banks increase rates to try to curb inflation, which climbed above 9% in June in the U.S. The Fed raised its short-term rate by another 0.75% in June, ending the month at a 1.50%–1.75% range. Meanwhile, U.S. economic data remained relatively robust as the U.S. unemployment rate held steady at 3.6% and the housing market was only marginally affected, so far, by sharply higher mortgage rates.
Markets rebounded in July, led by U.S. stocks. While evidence began to point to an economic slowdown, and possibly a recession after two consecutive quarters of negative GDP growth, the U.S. labor market remained surprisingly robust: July nonfarm payrolls grew by more than 500,000 and U.S. unemployment dipped to 3.5%. Meanwhile, crude oil and retail gasoline prices, major contributors to recent overall inflation, fell substantially from earlier highs. And while U.S. housing market data indicated a continued rise in home prices, home sales fell as houses became less affordable with mortgage rates at a 13-year high. The Fed raised rates another 0.75% in July and forecasts pointed to continued rate increases.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Allspring Funds

For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.

4  |  Allspring Large Cap Growth Fund

Letter to shareholders (unaudited)
Notice to Shareholders
Russia launched a large-scale invasion of Ukraine on February 24, 2022. As a result of this military action, the United States and many other countries have instituted various economic sanctions against Russian and Belarus individuals and entities. The situation has led to increased financial market volatility and has had severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities, such as oil and natural gas. The extent and duration of the military action, resulting sanctions imposed, other punitive action taken and the resulting market disruptions cannot be easily predicted.
Our solidarity and support goes out to our impacted employees and the people affected in Ukraine and their families. Allspring has a dedicated team of investment professionals actively monitoring the situation for any new developments and the potential impact to our clients and investment products. As the situation remains fluid, we are focused on the assessment of risks, valuation, and liquidity of impacted securities. Please visit our website at allspringglobal.com and click on “Russia-Ukraine Updates” for further information.

Allspring Large Cap Growth Fund  |  5

Performance highlights (unaudited)
Investment objectiveThe Fund seeks long-term capital appreciation.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Robert Gruendyke, CFA®‡, Thomas C. Ognar, CFA®‡
Average annual total returns (%) as of July 31, 2022
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (STAFX)	7-30-2010	-25.34	10.76	11.80	-20.79	12.08	12.46	1.17	1.07
Class C (STOFX)	7-30-2010	-22.42	11.22	11.79	-21.42	11.22	11.79	1.92	1.82
Class R (STMFX)[3]	6-15-2012	–	–	–	-20.99	11.80	12.18	1.42	1.32
Class R4 (SLGRX)[4]	11-30-2012	–	–	–	-20.60	12.32	12.76	0.89	0.80
Class R6 (STFFX)[5]	11-30-2012	–	–	–	-20.49	12.53	12.94	0.74	0.65
Administrator Class (STDFX)	7-30-2010	–	–	–	-20.72	12.20	12.59	1.09	0.95
Institutional Class (STNFX)	7-30-2010	–	–	–	-20.57	12.42	12.84	0.84	0.75
Russell 1000® Growth Index[6]	–	–	–	–	-11.93	16.30	15.95	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R, Class R4, Class R6, Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through November 30, 2022, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.07% for Class A, 1.82% for Class C, 1.32% for Class R, 0.80% for Class R4, 0.65% for Class R6, 0.95% for Administrator Class, and 0.75% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance shown for the Class R shares prior to their inception reflects the performance of the former Investor Class shares, adjusted to reflect the higher expenses applicable to the Class R shares.
[4]	Historical performance shown for the Class R4 shares prior to their inception reflects the performance of the Institutional Class shares, adjusted to reflect the higher expenses applicable to the Class R4 shares.
[5]	Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.
[6]	The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price/book ratios and higher forecasted growth values. You cannot invest directly in an index.
Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6  |  Allspring Large Cap Growth Fund

Performance highlights (unaudited)
Growth of $10,000 investment as of July 31, 20221
[1]	The chart compares the performance of Class A shares for the most recent ten years with the Russell 1000® Growth Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

Allspring Large Cap Growth Fund  |  7

Performance highlights (unaudited)
MANAGER'S DISCUSSION
Fund highlights
■	The Fund underperformed its benchmark, the Russell 1000® Growth Index, for the 12-month period that ended July 31, 2022.
■	The Fund’s performance was inhibited by stocks within information technology (IT), consumer discretionary and financials.
■	Holdings within materials and health care aided the Fund’s performance for the period.
High inflation, rising interest rates, and geopolitical conflicts pervaded markets.
Over the past year, investors toiled with a myriad of headwinds including high inflation, rising interest rates, uncertainty around U.S. Federal Reserve (Fed) policy, and Russia’s invasion of Ukraine. The confluence of these issues permeated the entire market, with growth stocks bearing the brunt of the carnage. The 10-year yield rose from 1.23% at the start of the period to 2.64% at period end. Higher interest rates are designed to slow down economic growth, and a moderate gross domestic product growth environment actually favors growth stocks, as growth premiums tend to rise. This is the main reason that our portfolios have historically performed well during rising-rate cycles.
Russia’s attack on Ukraine added geopolitical risks to an already top down–driven market which muted the impact of a strong earnings season for our holdings. This has been frustrating, as many of our stocks continue to exceed expectations, yet they have not been rewarded. Nevertheless, given the contraction of valuations in our universe coupled with our companies’ dynamic innovation, we believe there is a huge opportunity going forward.
Ten largest holdings (%) as of July 31, 2022[1]
Microsoft Corporation	11.54
Apple Incorporated	8.59
Amazon.com Incorporated	8.34
Alphabet Incorporated Class A	6.44
MasterCard Incorporated Class A	3.43
NVIDIA Corporation	2.97
The TJX Companies Incorporated	2.76
Microchip Technology Incorporated	2.05
United Parcel Service Incorporated Class B	2.04
Copart Incorporated	2.03
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.
Select IT, consumer discretionary, and financials stocks hindered relative performance.
Higher interest rates and inflation adversely affected higher growth stocks. Weakness in the Fund came from select software and internet stocks in key areas including digital advertising, gaming development, and application performance monitoring. Elsewhere within IT, our sizeable underweight to Apple Inc. impeded relative performance, as the stock outperformed the benchmark during the period. Investors have flocked to the company as a perceived safe haven amid a risk-off environment for other higher-growth technology companies. Other detractors within consumer discretionary included Floor and Décor Holdings, Inc.*, a specialty retailer of hardwood flooring, which fell in conjunction with other housing-related stocks amid rising mortgage rates and higher inflation. Within the financials sector, MarketAxess Holdings Inc.* fell sharply largely due to low bond fund turnover, tightening credit spreads within high grade and high yield, and generally lower volatility across the fixed income landscape in the latter part of 2021.
Select materials and health care stocks contributed to Fund performance.
Stocks within the communication services sector aided relative performance during the period. Our underweight to Meta Platforms aided relative performance as the stock fell 55% during the period. Recently, the company has faced several challenges that have weighed on the stock, such as increased media scrutiny (claiming that it promotes harmful, divisive content), iOS advertising headwinds, and competition from TikTok. Within materials, Linde PLC outperformed after generating better-than-expected revenue growth aided by both favorable pricing and higher volumes across all geographies. Within the health care sector, Seagen, Inc. rallied late in the period upon news that Merck would acquire it for a significant premium.

*	This security was no longer held at the end of the reporting period.

8  |  Allspring Large Cap Growth Fund

Performance highlights (unaudited)
Sector allocation as of July 31, 2022[1]
[1]	Figures represent the percentage of the Fund's long-term investments. These amounts are subject to change and may have changed since the date specified.
Areas of focus remain in sustainable and dynamic growth opportunities.
The portfolio has a strategic tilt toward diversification and sustainable growth. We continue to look for proven business models that are not dependent on capital markets to fund profitless growth over the long-term. While inflation has hurt our portfolios over the past 18 months, we believe many of our companies are positioned well should it persist. We continue to take advantage where inflation is causing disruption and seek to capitalize on dynamic growth opportunities that we believe are not fully appreciated by investors. While the current top down–driven market has been frustrating, like all cycles, it is fleeting. Given the valuation contraction of many of our stocks coupled with their dynamic innovation, we believe there is an enormous opportunity for our investors going forward. We believe that, in this type of market—when sentiment is morose, volatility is high, and market noise is deafening—investors should consider adding to our portfolio, as historically we have come out of trying times and often prevailed in the ensuing periods.

Allspring Large Cap Growth Fund  |  9

This security was no longer held at the end of the reporting period.

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from February 1, 2022 to July 31, 2022.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 2-1-2022	Ending account value 7-31-2022	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$ 858.19	$4.70	1.02%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.74	$5.11	1.02%
Class C
Actual	$1,000.00	$ 854.75	$8.37	1.82%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.77	$9.10	1.82%
Class R
Actual	$1,000.00	$ 857.25	$5.71	1.24%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.65	$6.21	1.24%
Class R4
Actual	$1,000.00	$ 859.25	$3.69	0.80%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.83	$4.01	0.80%
Class R6
Actual	$1,000.00	$ 859.77	$3.00	0.65%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.57	$3.26	0.65%
Administrator Class
Actual	$1,000.00	$ 858.45	$4.38	0.95%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.08	$4.76	0.95%
Institutional Class
Actual	$1,000.00	$ 859.17	$3.46	0.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.08	$3.76	0.75%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half-year period).

10  |  Allspring Large Cap Growth Fund

Portfolio of investments—July 31, 2022

	Shares	Value
Common stocks: 97.80%
Communication services: 8.87%
Interactive media & services: 8.87%
Alphabet Incorporated Class A †	452,520	$ 52,637,126
Alphabet Incorporated Class C †	139,100	16,224,624
Meta Platforms Incorporated Class A †	23,205	3,691,916
		72,553,666
Consumer discretionary: 18.82%
Hotels, restaurants & leisure: 3.27%
Airbnb Incorporated Class A †	54,660	6,066,167
Chipotle Mexican Grill Incorporated †	10,232	16,005,099
Starbucks Corporation	55,558	4,710,207
		26,781,473
Internet & direct marketing retail: 8.34%
Amazon.com Incorporated †	505,502	68,217,495
Specialty retail: 4.82%
O'Reilly Automotive Incorporated †	7,833	5,511,220
The Home Depot Incorporated	13,883	4,177,950
The TJX Companies Incorporated	368,524	22,538,928
Ulta Beauty Incorporated †	18,475	7,185,112
		39,413,210
Textiles, apparel & luxury goods: 2.39%
lululemon athletica Incorporated †	29,779	9,246,677
Nike Incorporated Class B	89,335	10,266,378
		19,513,055
Consumer staples: 1.48%
Beverages: 0.54%
Constellation Brands Incorporated Class A	17,796	4,383,333
Food & staples retailing: 0.63%
Sysco Corporation	60,947	5,174,400
Personal products: 0.31%
The Estee Lauder Companies Incorporated Class A	9,307	2,541,742
Financials: 5.95%
Capital markets: 5.95%
BlackRock Incorporated	10,178	6,810,914
CME Group Incorporated	32,203	6,423,854
Intercontinental Exchange Incorporated	40,333	4,113,563
MSCI Incorporated	9,321	4,486,570
The Charles Schwab Corporation	211,761	14,622,097
Tradeweb Markets Incorporated Class A	173,252	12,217,731
		48,674,729
The accompanying notes are an integral part of these financial statements.

Allspring Large Cap Growth Fund  |  11

Portfolio of investments—July 31, 2022

	Shares	Value
Health care: 15.59%
Biotechnology: 3.19%
Alnylam Pharmaceuticals Incorporated †	31,599	$ 4,488,322
Horizon Therapeutics plc †	101,643	8,433,320
Seagen Incorporated †	40,094	7,216,118
Vertex Pharmaceuticals Incorporated †	21,113	5,920,296
		26,058,056
Health care equipment & supplies: 7.00%
Abbott Laboratories	78,943	8,592,156
Boston Scientific Corporation †	350,855	14,402,598
Edwards Lifesciences Corporation †	143,619	14,439,454
Intuitive Surgical Incorporated †	34,526	7,946,849
Stryker Corporation	55,331	11,882,332
		57,263,389
Health care providers & services: 1.45%
UnitedHealth Group Incorporated	21,833	11,840,909
Health care technology: 0.46%
Veeva Systems Incorporated Class A †	16,952	3,790,128
Life sciences tools & services: 2.81%
Agilent Technologies Incorporated	100,466	13,472,491
ICON plc ADR †	14,048	3,389,080
IQVIA Holdings Incorporated †	9,883	2,374,588
Thermo Fisher Scientific Incorporated	6,313	3,777,762
		23,013,921
Pharmaceuticals: 0.68%
Zoetis Incorporated	30,285	5,528,527
Industrials: 7.75%
Air freight & logistics: 2.04%
United Parcel Service Incorporated Class B	85,589	16,680,440
Building products: 0.41%
Johnson Controls International plc	62,888	3,390,292
Commercial services & supplies: 2.03%
Copart Incorporated †	129,728	16,618,157
Electrical equipment: 0.83%
Generac Holdings Incorporated †	16,461	4,416,486
Rockwell Automation Incorporated	9,365	2,390,697
		6,807,183
Road & rail: 2.44%
CSX Corporation	169,506	5,480,129
J.B. Hunt Transport Services Incorporated	30,458	5,582,038
Union Pacific Corporation	39,069	8,880,384
		19,942,551
The accompanying notes are an integral part of these financial statements.

12  |  Allspring Large Cap Growth Fund

Portfolio of investments—July 31, 2022

	Shares	Value
Information technology: 36.84%
IT services: 4.76%
MasterCard Incorporated Class A	79,398	$ 28,090,218
Visa Incorporated Class A	51,305	10,882,304
		38,972,522
Semiconductors & semiconductor equipment: 7.78%
Advanced Micro Devices Incorporated †	72,152	6,816,199
Enphase Energy Incorporated †	22,645	6,435,256
Microchip Technology Incorporated	243,770	16,786,002
NVIDIA Corporation	133,765	24,295,737
Qualcomm Incorporated	63,914	9,271,365
		63,604,559
Software: 15.71%
Adobe Incorporated †	3,593	1,473,561
Autodesk Incorporated †	6,063	1,311,548
Crowdstrike Holdings Incorporated Class A †	42,284	7,763,342
Dynatrace Incorporated †	171,178	6,441,428
Microsoft Corporation	336,272	94,405,004
Palo Alto Networks Incorporated †	3,266	1,630,061
Salesforce.com Incorporated †	19,198	3,532,816
ServiceNow Incorporated †	24,382	10,890,464
Zoom Video Communications Incorporated †	9,821	1,020,009
		128,468,233
Technology hardware, storage & peripherals: 8.59%
Apple Incorporated	432,270	70,248,198
Materials: 1.62%
Chemicals: 1.62%
Linde plc	43,801	13,227,902
Real estate: 0.88%
Equity REITs: 0.88%
Equinix Incorporated	5,800	4,081,692
SBA Communications Corporation	9,456	3,175,230
		7,256,922
Total Common stocks (Cost $406,576,079)		799,964,992

		Yield
Short-term investments: 1.66%
Investment companies: 1.66%
Allspring Government Money Market Fund Select Class ♠∞		1.76%	13,554,667	13,554,667
Total Short-term investments (Cost $13,554,667)				13,554,667
Total investments in securities (Cost $420,130,746)	99.46%			813,519,659
Other assets and liabilities, net	0.54			4,381,440
Total net assets	100.00%			$817,901,099

The accompanying notes are an integral part of these financial statements.

Allspring Large Cap Growth Fund  |  13

Portfolio of investments—July 31, 2022

†	Non-income-earning security
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
ADR	American depositary receipt
REIT	Real estate investment trust
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$9,488,900	$230,288,646	$(226,222,879)	$0	$0	$ 13,554,667	13,554,667	$ 44,329
Investments in affiliates no longer held at end of period
Securities Lending Cash Investments LLC	0	496,825	(496,825)	0	0	0	0	1 #
				$0	$0	$13,554,667		$44,330

#	Amount shown represents income before fees and rebates.
The accompanying notes are an integral part of these financial statements.

14  |  Allspring Large Cap Growth Fund

Statement of assets and liabilities—July 31, 2022

Assets
Investments in unaffiliated securities, at value (cost $406,576,079)	$ 799,964,992
Investments in affiliated securities, at value (cost $13,554,667)	13,554,667
Receivable for investments sold	10,084,061
Receivable for Fund shares sold	252,681
Receivable for dividends	106,347
Prepaid expenses and other assets	50,028
Total assets	824,012,776
Liabilities
Payable for investments purchased	5,271,357
Management fee payable	376,986
Payable for Fund shares redeemed	135,068
Administration fees payable	99,260
Trustees’ fees and expenses payable	2,577
Distribution fees payable	2,345
Accrued expenses and other liabilities	224,084
Total liabilities	6,111,677
Total net assets	$817,901,099
Net assets consist of
Paid-in capital	$ 357,316,172
Total distributable earnings	460,584,927
Total net assets	$817,901,099
Computation of net asset value and offering price per share
Net assets – Class A	$ 492,177,497
Shares outstanding – Class A1	13,097,421
Net asset value per share – Class A	$37.58
Maximum offering price per share – Class A2	$39.87
Net assets – Class C	$ 3,207,062
Shares outstanding – Class C1	104,590
Net asset value per share – Class C	$30.66
Net assets – Class R	$ 2,666,287
Shares outstanding – Class R1	75,001
Net asset value per share – Class R	$35.55
Net assets – Class R4	$ 16,124
Shares outstanding – Class R4[1]	407
Net asset value per share – Class R4	$39.62
Net assets – Class R6	$ 216,149,817
Shares outstanding – Class R6[1]	5,366,053
Net asset value per share – Class R6	$40.28
Net assets – Administrator Class	$ 60,062,371
Shares outstanding – Administrator Class[1]	1,559,627
Net asset value per share – Administrator Class	$38.51
Net assets – Institutional Class	$ 43,621,941
Shares outstanding – Institutional Class[1]	1,093,158
Net asset value per share – Institutional Class	$39.90
[1]	The Fund has an unlimited number of authorized shares.
[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

Allspring Large Cap Growth Fund  |  15

Statement of operations—year ended July 31, 2022

Investment income
Dividends (net of foreign withholdings taxes of $1,695)	$ 5,411,258
Income from affiliated securities	44,339
Total investment income	5,455,597
Expenses
Management fee	7,117,857
Administration fees
Class A	1,253,814
Class C	9,704
Class R	5,815
Class R4	15
Class R6	88,711
Administrator Class	95,423
Institutional Class	86,352
Shareholder servicing fees
Class A	1,492,251
Class C	11,540
Class R	5,649
Class R4	19
Administrator Class	183,362
Distribution fees
Class C	34,619
Class R	5,649
Custody and accounting fees	55,113
Professional fees	43,024
Registration fees	93,102
Shareholder report expenses	47,048
Trustees’ fees and expenses	20,098
Interest expense	1,031
Other fees and expenses	17,139
Total expenses	10,667,335
Less: Fee waivers and/or expense reimbursements
Fund-level	(726,126)
Class A	(340,236)
Class C	(1,339)
Class R6	(60,272)
Administrator Class	(52,204)
Institutional Class	(13,297)
Net expenses	9,473,861
Net investment loss	(4,018,264)
Realized and unrealized gains (losses) on investments
Net realized gains on investments	129,735,058
Net change in unrealized gains (losses) on investments	(357,443,950)
Net realized and unrealized gains (losses) on investments	(227,708,892)
Net decrease in net assets resulting from operations	$(231,727,156)
The accompanying notes are an integral part of these financial statements.

16  |  Allspring Large Cap Growth Fund

Statement of changes in net assets

	Year ended July 31, 2022		Year ended July 31, 2021
Operations
Net investment loss		$ (4,018,264)		$ (4,443,776)
Net realized gains on investments		129,735,058		165,932,271
Net change in unrealized gains (losses) on investments		(357,443,950)		117,641,204
Net increase (decrease) in net assets resulting from operations		(231,727,156)		279,129,699
Distributions to shareholders from
Net investment income and net realized gains
Class A		(94,969,340)		(79,883,893)
Class C		(885,940)		(1,111,827)
Class R		(440,556)		(455,637)
Class R4		(2,756)		(2,447)
Class R6		(47,295,062)		(42,121,261)
Administrator Class		(11,436,683)		(10,082,395)
Institutional Class		(11,138,623)		(9,083,723)
Total distributions to shareholders		(166,168,960)		(142,741,183)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	208,098	9,675,849	358,636	18,235,977
Class C	14,823	602,775	16,087	710,212
Class R	24,867	948,090	10,934	514,288
Class R6	279,638	13,594,825	884,011	47,267,504
Administrator Class	44,131	1,918,024	81,854	4,241,660
Institutional Class	303,730	16,712,575	180,795	9,671,424
		43,452,138		80,641,065
Reinvestment of distributions
Class A	1,893,114	92,137,889	1,646,799	77,613,521
Class C	22,198	885,940	27,637	1,109,089
Class R	8,564	394,893	7,808	352,223
Class R4	54	2,756	0	0
Class R6	873,534	45,458,706	795,939	39,597,989
Administrator Class	229,215	11,426,420	209,572	10,074,123
Institutional Class	196,289	10,126,530	175,339	8,665,260
		160,433,134		137,412,205
Payment for shares redeemed
Class A	(1,510,134)	(67,884,626)	(1,342,908)	(68,136,715)
Class C	(68,591)	(2,691,286)	(136,498)	(6,097,440)
Class R	(14,112)	(558,622)	(32,548)	(1,538,698)
Class R6	(2,266,673)	(110,291,919)	(1,505,795)	(80,465,331)
Administrator Class	(241,347)	(11,229,775)	(335,762)	(17,408,048)
Institutional Class	(754,103)	(34,467,686)	(415,498)	(22,387,229)
		(227,123,914)		(196,033,461)
Net increase (decrease) in net assets resulting from capital share transactions		(23,238,642)		22,019,809
Total increase (decrease) in net assets		(421,134,758)		158,408,325
Net assets
Beginning of period		1,239,035,857		1,080,627,532
End of period		$ 817,901,099		$1,239,035,857
The accompanying notes are an integral part of these financial statements.

Allspring Large Cap Growth Fund  |  17

Financial highlights
(For a share outstanding throughout each period)
	Year ended July 31
Class A	2022	2021	2020	2019	2018
Net asset value, beginning of period	$55.05	$49.63	$44.23	$52.01	$50.10
Net investment loss	(0.24) [1]	(0.25)	(0.11) [1]	(0.03) [1]	(0.08)
Net realized and unrealized gains (losses) on investments	(9.43)	12.60	9.66	3.47	12.56
Total from investment operations	(9.67)	12.35	9.55	3.44	12.48
Distributions to shareholders from
Net realized gains	(7.80)	(6.93)	(4.15)	(11.22)	(10.57)
Net asset value, end of period	$37.58	$55.05	$49.63	$44.23	$52.01
Total return[2]	(20.79)%	27.25%	23.51%	11.00%	27.98%
Ratios to average net assets (annualized)
Gross expenses	1.17%	1.17%	1.18%	1.18%	1.17%
Net expenses	1.04%	1.05%	1.05%	1.07%	1.07%
Net investment loss	(0.52)%	(0.53)%	(0.24)%	(0.07)%	(0.16)%
Supplemental data
Portfolio turnover rate	43%	39%	34%	43%	34%
Net assets, end of period (000s omitted)	$492,177	$688,523	$587,771	$529,110	$534,694

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.

18  |  Allspring Large Cap Growth Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended July 31
Class C	2022	2021	2020	2019	2018
Net asset value, beginning of period	$46.65	$43.32	$39.41	$47.97	$47.25
Net investment loss	(0.49) [1]	(0.56) [1]	(0.38) [1]	(0.32) [1]	(0.31)
Net realized and unrealized gains (losses) on investments	(7.70)	10.82	8.44	2.98	11.60
Total from investment operations	(8.19)	10.26	8.06	2.66	11.29
Distributions to shareholders from
Net realized gains	(7.80)	(6.93)	(4.15)	(11.22)	(10.57)
Net asset value, end of period	$30.66	$46.65	$43.32	$39.41	$47.97
Total return[2]	(21.42)%	26.28%	22.57%	10.17%	27.03%
Ratios to average net assets (annualized)
Gross expenses	1.92%	1.92%	1.93%	1.93%	1.92%
Net expenses	1.82%	1.82%	1.82%	1.82%	1.82%
Net investment loss	(1.29)%	(1.29)%	(1.00)%	(0.80)%	(0.90)%
Supplemental data
Portfolio turnover rate	43%	39%	34%	43%	34%
Net assets, end of period (000s omitted)	$3,207	$6,351	$9,918	$11,504	$15,586

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.

Allspring Large Cap Growth Fund  |  19

Financial highlights
(For a share outstanding throughout each period)
	Year ended July 31
Class R	2022	2021	2020	2019	2018
Net asset value, beginning of period	$52.61	$47.81	$42.86	$50.89	$49.34
Net investment loss	(0.32) [1]	(0.37) [1]	(0.20) [1]	(0.13) [1]	(0.20) [1]
Net realized and unrealized gains (losses) on investments	(8.94)	12.10	9.30	3.32	12.32
Total from investment operations	(9.26)	11.73	9.10	3.19	12.12
Distributions to shareholders from
Net realized gains	(7.80)	(6.93)	(4.15)	(11.22)	(10.57)
Net asset value, end of period	$35.55	$52.61	$47.81	$42.86	$50.89
Total return	(20.99)%	26.97%	23.16%	10.74%	27.65%
Ratios to average net assets (annualized)
Gross expenses	1.33%	1.33%	1.41%	1.42%	1.42%
Net expenses	1.28%	1.29%	1.32%	1.32%	1.32%
Net investment loss	(0.75)%	(0.77)%	(0.49)%	(0.29)%	(0.40)%
Supplemental data
Portfolio turnover rate	43%	39%	34%	43%	34%
Net assets, end of period (000s omitted)	$2,666	$2,929	$3,322	$4,499	$5,661

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.

20  |  Allspring Large Cap Growth Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended July 31
Class R4	2022	2021	2020	2019	2018
Net asset value, beginning of period	$57.50	$51.43	$45.72	$53.23	$50.94
Net investment income (loss)	(0.13) [1]	(0.15)	0.02 [1]	0.11 [1]	0.05 [1]
Net realized and unrealized gains (losses) on investments	(9.95)	13.15	9.91	3.60	12.81
Total from investment operations	(10.08)	13.00	9.93	3.71	12.86
Distributions to shareholders from
Net investment income	0.00	0.00	(0.07)	0.00	0.00
Net realized gains	(7.80)	(6.93)	(4.15)	(11.22)	(10.57)
Total distributions to shareholders	(7.80)	(6.93)	(4.22)	(11.22)	(10.57)
Net asset value, end of period	$39.62	$57.50	$51.43	$45.72	$53.23
Total return	(20.60)%	27.56%	23.59%	11.32%	28.31%
Ratios to average net assets (annualized)
Gross expenses	0.88%	0.86%	0.90%	0.90%	0.90%
Net expenses	0.80%	0.80%	0.80%	0.80%	0.80%
Net investment income (loss)	(0.27)%	(0.28)%	0.05%	0.24%	0.10%
Supplemental data
Portfolio turnover rate	43%	39%	34%	43%	34%
Net assets, end of period (000s omitted)	$16	$20	$18	$896	$2,089

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.

Allspring Large Cap Growth Fund  |  21

Financial highlights
(For a share outstanding throughout each period)
	Year ended July 31
Class R6	2022	2021	2020	2019	2018
Net asset value, beginning of period	$58.26	$51.95	$46.06	$53.49	$51.12
Net investment income (loss)	(0.06) [1]	(0.08) [1]	0.08 [1]	0.16 [1]	0.14
Net realized and unrealized gains (losses) on investments	(10.12)	13.32	10.09	3.65	12.85
Total from investment operations	(10.18)	13.24	10.17	3.81	12.99
Distributions to shareholders from
Net investment income	0.00	0.00	(0.13)	(0.02)	(0.05)
Net realized gains	(7.80)	(6.93)	(4.15)	(11.22)	(10.57)
Total distributions to shareholders	(7.80)	(6.93)	(4.28)	(11.24)	(10.62)
Net asset value, end of period	$40.28	$58.26	$51.95	$46.06	$53.49
Total return	(20.49)%	27.76%	24.03%	11.46%	28.51%
Ratios to average net assets (annualized)
Gross expenses	0.74%	0.74%	0.75%	0.75%	0.75%
Net expenses	0.65%	0.65%	0.65%	0.65%	0.65%
Net investment income (loss)	(0.13)%	(0.13)%	0.17%	0.35%	0.27%
Supplemental data
Portfolio turnover rate	43%	39%	34%	43%	34%
Net assets, end of period (000s omitted)	$216,150	$377,470	$327,584	$326,990	$327,943

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.

22  |  Allspring Large Cap Growth Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended July 31
Administrator Class	2022	2021	2020	2019	2018
Net asset value, beginning of period	$56.18	$50.47	$44.87	$52.54	$50.46
Net investment income (loss)	(0.20)	(0.23)	(0.07)	0.02	(0.01)
Net realized and unrealized gains (losses) on investments	(9.67)	12.87	9.83	3.53	12.66
Total from investment operations	(9.87)	12.64	9.76	3.55	12.65
Distributions to shareholders from
Net investment income	0.00	0.00	(0.01)	0.00	0.00
Net realized gains	(7.80)	(6.93)	(4.15)	(11.22)	(10.57)
Total distributions to shareholders	(7.80)	(6.93)	(4.16)	(11.22)	(10.57)
Net asset value, end of period	$38.51	$56.18	$50.47	$44.87	$52.54
Total return	(20.72)%	27.38%	23.63%	11.14%	28.14%
Ratios to average net assets (annualized)
Gross expenses	1.09%	1.09%	1.10%	1.10%	1.09%
Net expenses	0.95%	0.95%	0.95%	0.95%	0.95%
Net investment income (loss)	(0.42)%	(0.43)%	(0.14)%	0.05%	(0.03)%
Supplemental data
Portfolio turnover rate	43%	39%	34%	43%	34%
Net assets, end of period (000s omitted)	$60,062	$85,825	$79,334	$67,158	$79,154
The accompanying notes are an integral part of these financial statements.

Allspring Large Cap Growth Fund  |  23

Financial highlights
(For a share outstanding throughout each period)
	Year ended July 31
Institutional Class	2022	2021	2020	2019	2018
Net asset value, beginning of period	$57.83	$51.67	$45.84	$53.31	$51.00
Net investment income (loss)	(0.11) [1]	(0.12) [1]	0.03 [1]	0.12 [1]	0.10 [1]
Net realized and unrealized gains (losses) on investments	(10.02)	13.21	10.04	3.63	12.80
Total from investment operations	(10.13)	13.09	10.07	3.75	12.90
Distributions to shareholders from
Net investment income	0.00	0.00	(0.09)	0.00	(0.02)
Net realized gains	(7.80)	(6.93)	(4.15)	(11.22)	(10.57)
Total distributions to shareholders	(7.80)	(6.93)	(4.24)	(11.22)	(10.59)
Net asset value, end of period	$39.90	$57.83	$51.67	$45.84	$53.31
Total return	(20.57)%	27.61%	23.89%	11.37%	28.37%
Ratios to average net assets (annualized)
Gross expenses	0.84%	0.84%	0.85%	0.85%	0.84%
Net expenses	0.75%	0.75%	0.75%	0.75%	0.75%
Net investment income (loss)	(0.22)%	(0.23)%	0.07%	0.26%	0.18%
Supplemental data
Portfolio turnover rate	43%	39%	34%	43%	34%
Net assets, end of period (000s omitted)	$43,622	$77,917	$72,681	$80,194	$95,809

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.

24  |  Allspring Large Cap Growth Fund

Notes to financial statements
1. ORGANIZATION
Allspring Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Large Cap Growth Fund (the "Fund") which is a diversified series of the Trust.
Effective on November 1, 2021, the sale transaction of Wells Fargo Asset Management ("WFAM") by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. was closed. In connection with the closing of the transaction, WFAM became known as Allspring Global Investments (“Allspring”) and various entities that provided services to the Fund changed their names to "Allspring", including Allspring Funds Management, LLC, the investment manager to the Fund, Allspring Global Investments, LLC and Allspring Global Investments (UK) Limited, both registered investment advisers providing subadvisory services to certain funds, and Allspring Funds Distributor, LLC, the Fund's principal underwriter. Consummation of the transaction resulted in a new investment management agreement and subadvisory agreement which became effective on November 1, 2021.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Allspring Global Investments Pricing Committee at Allspring Funds Management, LLC ("Allspring Funds Management"). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Allspring Global Investments Pricing Committee which may include items for ratification.
Foreign currency translation
The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Allspring Global Investments Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Allspring Large Cap Growth Fund  |  25

Notes to financial statements
Securities lending
The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the "Securities Lending Fund"), an affiliated non-registered investment company. Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.
In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Distributions to shareholders
Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of July 31, 2022, the aggregate cost of all investments for federal income tax purposes was $423,481,420 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$404,138,861
Gross unrealized losses	(14,100,622)
Net unrealized gains	$390,038,239

26  |  Allspring Large Cap Growth Fund

Notes to financial statements
Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassification is due to net operating loss. At July 31, 2022, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:
Paid-in capital	Total distributable earnings
$(2,232,857)	$2,232,857
 As of July 31, 2022, the Fund had a qualified late-year ordinary loss of $1,787,517 which will be recognized on the first day of the following fiscal year.
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of July 31, 2022:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Communication services	$ 72,553,666	$0	$0	$ 72,553,666
Consumer discretionary	153,925,233	0	0	153,925,233
Consumer staples	12,099,475	0	0	12,099,475
Financials	48,674,729	0	0	48,674,729
Health care	127,494,930	0	0	127,494,930
Industrials	63,438,623	0	0	63,438,623
Information technology	301,293,512	0	0	301,293,512
Materials	13,227,902	0	0	13,227,902
Real estate	7,256,922	0	0	7,256,922
Short-term investments
Investment companies	13,554,667	0	0	13,554,667
Total assets	$813,519,659	$0	$0	$813,519,659

Allspring Large Cap Growth Fund  |  27

Notes to financial statements
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended July 31, 2022, the Fund did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $500 million	0.700%
Next $500 million	0.675
Next $1 billion	0.650
Next $2 billion	0.625
Next $1 billion	0.600
Next $3 billion	0.590
Next $2 billion	0.565
Next $2 billion	0.555
Next $4 billion	0.530
Over $16 billion	0.505
For the year ended July 31, 2022, the management fee was equivalent to an annual rate of 0.68% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC ("Allspring Investments"), an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.30% and declining to 0.20% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

28  |  Allspring Large Cap Growth Fund

Notes to financial statements
Class-level administration fee
Class A	0.21%
Class C	0.21
Class R	0.21
Class R4	0.08
Class R6	0.03
Administrator Class	0.13
Institutional Class	0.13
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through November 30, 2022 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. As of July 31, 2022, the contractual expense caps are as follows:
Expense ratio caps
Class A	1.07%
Class C	1.82
Class R	1.32
Class R4	0.80
Class R6	0.65
Administrator Class	0.95
Institutional Class	0.75
Distribution fees
The Trust has adopted a distribution plan for Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C and Class R shares and paid to Allspring Funds Distributor, LLC ("Allspring Funds Distributor"), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate of 0.75% of the average daily net assets of Class C shares and 0.25% of the average daily net assets of Class R shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended July 31, 2022, Allspring Funds Distributor received $961 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended July 31, 2022.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Class R, and Administrator Class are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. Class R4 is charged a fee at an annual rate of 0.10% of its average daily net assets. A portion of these total shareholder servicing fees were paid to affiliates, and to certain entities that were affiliates of the Fund until November 1, 2021.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

Allspring Large Cap Growth Fund  |  29

Notes to financial statements
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended July 31, 2022 were $448,155,734 and $650,479,777, respectively.
6. SECURITIES LENDING TRANSACTIONS
The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Allspring Funds Management and is subadvised by Allspring Investments. Allspring Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Allspring Funds Management are paid to Allspring Investments for its services as subadviser.
In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of July 31, 2022, the Fund did not have any securities on loan.
7. BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee based on the unused balance is allocated to each participating fund.
During the year ended July 31, 2022, the Fund had average borrowings outstanding of $75,809 at an average rate of 1.36% and paid interest in the amount of $1,031.
8. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended July 31, 2022 and July 31, 2021 were as follows:
	Year ended July 31
	2022	2021
Ordinary income	$ 2,671,408	$ 3,631,113
Long-term capital gain	163,497,552	139,110,070
As of July 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed long-term gain	Unrealized gains	Late-year ordinary losses deferred
$72,351,090	$390,038,239	$(1,787,517)
9. CONCENTRATION RISKS
As of the end of the period, the Fund concentrated its portfolio of investments in the information technology sector. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.
10. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational

30  |  Allspring Large Cap Growth Fund

Notes to financial statements
documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
11. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.

Allspring Large Cap Growth Fund  |  31

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Large Cap Growth Fund (formerly, Wells Fargo Large Cap Growth Fund) (the Fund), one of the funds constituting Allspring Funds Trust (formerly, Wells Fargo Funds Trust), including the portfolio of investments, as of July 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the  financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of July 31, 2022, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
September 27, 2022

32  |  Allspring Large Cap Growth Fund

Other information (unaudited)
TAX INFORMATION
For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 88% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended July 31, 2022.
Pursuant to Section 852 of the Internal Revenue Code, $163,497,552 was designated as a 20% rate gain distribution for the fiscal year ended July 31, 2022.
Pursuant to Section 854 of the Internal Revenue Code, $2,504,178 of income dividends paid during the fiscal year ended July 31, 2022 has been designated as qualified dividend income (QDI).
For the fiscal year ended July 31, 2022, $2,671,408 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Allspring Large Cap Growth Fund  |  33

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 136 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

34  |  Allspring Large Cap Growth Fund

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously taught at Cornell University from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. McKnight Foundation Consultant, November 2020 to February 2021. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Consultant (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Allspring Large Cap Growth Fund  |  35

Other information (unaudited)
Officers2
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	President, Chief Executive Officer and Director of Allspring Funds Management, LLC since 2017 and co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, since 2019. Prior thereto, Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014. In addition, Mr. Owen was an Executive Vice President of Wells Fargo & Company from 2014 to 2021.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Kate McKinley (Born 1977)	Chief Legal Officer, since 2021	Chief Legal Officer of Allspring Global Investments since 2021. Prior thereto, held various roles at State Street Global Advisors beginning in 2010, including serving as Senior Vice President and General Counsel from 2019 to 2021, and Chief Operating Officer of the Institutional Client Group from 2016 - 2019. Prior to working at State Street Global Advisors served as Assistant General Counsel for Bank of America Corporation from 2005 to 2010 and as an Associate at WilmerHale from 2002 to 2005.
Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022	Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015 Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.
Matthew Prasse (Born 1983)	Secretary, since 2021	Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.
2  For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

36  |  Allspring Large Cap Growth Fund

Other information (unaudited)
LIQUIDITY RISK MANAGEMENT PROGRAM
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Allspring Funds Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series (other than the series that operate as money market funds), including the Fund, which is reasonably designed to assess and manage the Fund's liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Allspring Funds Management, LLC (“Allspring Funds Management”), the Fund's investment manager, to administer the Program, and Allspring Funds Management has established a Liquidity Risk Management Council (the "Council") composed of personnel from multiple departments within Allspring Funds Management and its affiliates to assist Allspring Funds Management in the administration of the Program.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund's liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund's investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund's assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund's “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.
At a meeting of the Board held on May 24-25, 2022, the Board received and reviewed a written report (the “Report”) from Allspring Funds Management that, among other things, addressed the operation of the Program and assessed its adequacy and effectiveness for the period from January 1, 2021 through December 31, 2021 (the “Reporting Period”). Other than extended foreign market holidays, no significant liquidity events impacting the Funds were noted in the Report. In addition, other than corporate-related changes to the Program, there were no material changes to the Program during the Reporting Period.
Allspring Funds Management determined in the Report that the Program has been implemented and operates effectively to manage each Fund’s, including the Fund’s, liquidity risk, and Allspring Funds Management continues to believe that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

Allspring Large Cap Growth Fund  |  37

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-222-8222 or visit the Fund's website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2022 Allspring Global Investments Holdings, LLC. All rights reserved.
PAR-0822-00649 09-22
A209/AR209 07-22

Annual Report
July 31, 2022
Allspring
Large Company Value Fund

The views expressed and any forward-looking statements are as of July 31, 2022, unless otherwise noted, and are those of the Fund's portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

Allspring Large Company Value Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring Large Company Value Fund for the 12-month period that ended July 31, 2022. Globally, stocks experienced rising volatility through the period, but overall, U.S. stocks didn’t fare as badly as non-U.S. equities while the global economy faced multiple challenges. Bonds also had poor performance during a difficult period, with major fixed income indexes all down for the 12-month period.
Earlier tailwinds provided by global stimulus programs, vaccination rollouts, and recovering consumer and corporate sentiment were more than offset by the highest rate of inflation in four decades, concerns about aggressive central bank rate hikes, more highly contagious COVID-19 variants, and the Russia-Ukraine war. The impact of already-significant supply chain disruptions was made worse by China’s COVID-19 lockdowns.
For the 12-month period, both stocks and bonds registered significant losses, with U.S. large-cap stocks faring better than non-U.S. developed market equities and emerging market stocks. Returns from fixed-income securities were also negative in a period of high inflation and sharply rising interest rates. For the period, U.S. stocks, based on the S&P 500 Index,1 lost 4.64%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned -15.26%, while the MSCI EM Index (Net) (USD)3  had weaker performance with a loss of 20.09%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -9.12%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 returned -18.45%, the Bloomberg Municipal Bond Index6 lost 6.93%, and the ICE BofA U.S. High Yield Index7 fell 7.72%.
Rising inflation, COVID, and the Russian invasion of Ukraine drove market performance.
The period began with the COVID-19 Delta variant producing outbreaks globally in August, feeding market volatility and casting doubts over the ongoing economic recovery. The U.S. economy remained strong despite the Delta variant, ongoing inflationary pressures, and worries over Hurricane Ida. Emerging market equities experienced elevated volatility, largely influenced by China’s regulatory stance. Municipal debt had its first monthly loss since February 2021. Among commodities, crude oil fell sharply as the Delta variant caused expectations to dampen. However, oil remained a leading asset-class performer for the year.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2022. ICE Data Indices, LLC. All rights reserved.

2  |  Allspring Large Company Value Fund

Letter to shareholders (unaudited)
Global markets suffered their broadest retreat in a year during September, except for commodities, as concerns over inflation and the interest rate outlook depressed investor confidence. Emerging markets declined on concerns over supply chain disruptions along with rising energy and food prices. Meanwhile, the U.S. Federal Reserve (Fed) indicated it would soon start to slow the pace of asset purchases. U.S. concerns included a congressional showdown over the debt ceiling, the 2022 federal government budget, and the infrastructure package. Meanwhile, commodities thrived in September, driven by sharply higher energy prices.
Elevated inflation pressures and the global supply bottleneck continued in October, but strong earnings provided a bright spot in the U.S., the eurozone, and many Asian countries. Government bond yields rose globally as central banks prepared to tighten monetary policy. Commodity prices continued to rise, driven by sharply higher energy costs.
In November, as COVID-19 hospitalizations rose, most major global asset classes declined. Two exceptions were U.S. investment-grade bonds and Treasury inflation-protected securities. President Biden signed a long-awaited infrastructure bill to upgrade U.S. roads, bridges, and railways. Meanwhile, the Consumer Price Index (CPI),1 a measure of domestic inflation conditions, jumped to its highest level in 31 years. While the threat of consistently high inflation led the Fed to discuss a faster pace of tapering, the Omicron strain created uncertainty. Commodities lost ground for the month, driven by sharp declines in oil prices (and energy costs in general) as well as precious metals.
Global volatility lessened in December as data indicated a lower risk of severe disease and death from the Omicron variant. Even so, several countries introduced restrictions on travel and hospitality, among other sectors, in an effort to reduce the spread. In the U.S., data indicated a stable economy overall, with robust corporate earnings. Consumer spending potential looked strong heading into 2022 on elevated household savings and the lowest household debt ratio since 1973. U.S. corporate and high-yield bonds had monthly gains while Treasuries declined. Bonds were adversely affected by the projection of multiple rate hikes in 2022 by senior Federal Open Market Committee members.
In January 2022, the main focus was on potential U.S. interest rate hikes and the Russia-Ukraine conflict. The Fed hinted that a March interest rate hike was likely. Meanwhile, Russia threatened a potential invasion of Ukraine, which could disrupt Russia’s massive energy supplies and drive demand from non-Russian oil-producing countries. Elsewhere overseas, Europe saw food and energy prices spike, leading to rising inflation. Within fixed income, corporate bonds struggled in January, underperforming government bonds, as investors focused on continued elevated inflation and ongoing uncertainty over the U.S. monetary path.
The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodity markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics. Major global stock indexes were down in February, along with global bonds overall, with ongoing high levels of volatility in March along with mixed results that favored U.S. large-cap stocks. Prices of commodities spiked, including crude oil, natural gas, wheat, and precious metals, on elevated concerns of supply shortages. All of this fed already-high inflation concerns and added to expectations of more aggressive central bank interest rate hikes. Sweeping sanctions against Russia and corporate pullouts contributed to market volatility. Despite the geopolitical turmoil, the U.S. economic outlook remained largely unchanged, with a healthy job market and indications of growth.
In April, market volatility continued, with deepening losses across major capital markets, as both the S&P 500 and MSCI ACWI (Net)2 fell 8% or more for the month. The Chinese economy struggled through a strict lockdown as the government tried to contain a major COVID-19 outbreak, creating a global ripple effect that compounded existing supply shortages. This was exacerbated by the impact of the Russia-Ukraine war on global commodities. Meanwhile, U.S. annual inflation raged at 8.5%, its highest level since 1981, and investors braced themselves for aggressive Fed monetary tightening moves.
“ Global markets suffered their broadest retreat in a year during September, except for commodities, as concerns over inflation and the interest rate outlook depressed investor confidence.”
“ The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodity markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics.”

[1]	The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.
[2]	The MSCI ACWI (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. You cannot invest directly in an index.

Allspring Large Company Value Fund  |  3

Letter to shareholders (unaudited)
Market volatility continued in May, although markets recovered ground late in the month. Value stocks continued to outperform growth stocks. The concerns that had dominated markets for months continued, including high inflation and geopolitical tensions that exacerbated high crude oil, gasoline, and food prices. In response, the Fed raised the federal funds rate by 0.50%, with broad expectations of multiple rate hikes to come. Meanwhile, highly contagious COVID-19 variants persisted. However, labor markets in the U.S., the U.K., and Europe remained strong. The U.S. recorded a 3.6% unemployment rate, although labor market participation remained low. U.S. retail sales for April, released in May, indicated a fourth consecutive monthly increase, reflecting continued consumer resilience.
A historically bad year in financial markets continued in June with stocks posting further losses enroute to their worst first half of a year in 50 years. Bonds didn't fare much better. Driving the losses were the same factors that have been at play: rising global inflation and fears of recession as central banks increase rates to try to curb inflation, which climbed above 9% in June in the U.S. The Fed raised its short-term rate by another 0.75% in June, ending the month at a 1.50%–1.75% range. Meanwhile, U.S. economic data remained relatively robust as the U.S. unemployment rate held steady at 3.6% and the housing market was only marginally affected, so far, by sharply higher mortgage rates.
Markets rebounded in July, led by U.S. stocks. While evidence began to point to an economic slowdown, and possibly a recession after two consecutive quarters of negative GDP growth, the U.S. labor market remained surprisingly robust: July nonfarm payrolls grew by more than 500,000 and U.S. unemployment dipped to 3.5%. Meanwhile, crude oil and retail gasoline prices, major contributors to recent overall inflation, fell substantially from earlier highs. And while U.S. housing market data indicated a continued rise in home prices, home sales fell as houses became less affordable with mortgage rates at a 13-year high. The Fed raised rates another 0.75% in July and forecasts pointed to continued rate increases.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Allspring Funds

For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.

4  |  Allspring Large Company Value Fund

Letter to shareholders (unaudited)
Notice to Shareholders
Russia launched a large-scale invasion of Ukraine on February 24, 2022. As a result of this military action, the United States and many other countries have instituted various economic sanctions against Russian and Belarus individuals and entities. The situation has led to increased financial market volatility and has had severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities, such as oil and natural gas. The extent and duration of the military action, resulting sanctions imposed, other punitive action taken and the resulting market disruptions cannot be easily predicted.
Our solidarity and support goes out to our impacted employees and the people affected in Ukraine and their families. Allspring has a dedicated team of investment professionals actively monitoring the situation for any new developments and the potential impact to our clients and investment products. As the situation remains fluid, we are focused on the assessment of risks, valuation, and liquidity of impacted securities. Please visit our website at allspringglobal.com and click on “Russia-Ukraine Updates” for further information.

Allspring Large Company Value Fund  |  5

Performance highlights (unaudited)
Investment objectiveThe Fund seeks long-term capital appreciation.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Ryan Brown, CFA®‡, Harindra de Silva, Ph.D., CFA®‡
Average annual total returns (%) as of July 31, 2022
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (WLCAX)	3-31-2008	-6.22	7.94	9.83	-0.51	9.23	10.48	0.96	0.83
Class C (WFLVX)	3-31-2008	-2.30	8.39	9.81	-1.30	8.39	9.81	1.71	1.58
Class R6 (WTLVX)[3]	4-7-2017	–	–	–	-0.10	9.69	10.96	0.53	0.40
Administrator Class (WWIDX)	12-31-2001	–	–	–	-0.49	9.29	10.62	0.88	0.75
Institutional Class (WLCIX)	3-31-2008	–	–	–	-0.22	9.58	10.90	0.63	0.50
Russell 1000® Value Index[4]	–	–	–	–	-1.43	8.26	11.10	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through November 30, 2022, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.83% for Class A, 1.58% for Class C, 0.40% for Class R6, 0.75% for Administrator Class, and 0.50% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the affiliated master portfolio invests, and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.
[4]	The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price/book ratios and lower forecasted growth values. You cannot invest directly in an index.
Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6  |  Allspring Large Company Value Fund

Performance highlights (unaudited)
Growth of $10,000 investment as of July 31, 20221
[1]	The chart compares the performance of Class A shares for the most recent ten years with the Russell 1000® Value Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

Allspring Large Company Value Fund  |  7

Performance highlights (unaudited)
MANAGER'S DISCUSSION
Fund highlights
■	The Fund outperformed its benchmark, the Russell 1000® Value Index, for the 12-month period that ended July 31, 2022.
■	The Fund’s outperformance was primarily due to a favorable factor tilt environment, driven by our proprietary alpha engine and stock-specific risk controls. The highest expected return securities within the index outperformed their lowest expected return peers by approximately 11%. Sector exposure was also additive to relative performance.
■	Over the past year, the primary detractor was the small-size tilt. The smallest-cap securities within the index underperformed their mega-cap peers by approximately 4%.
U.S. stocks delivered weak results during the reporting period.
While global markets continued to display strength in the last quarter of 2021, as the post-COVID-19 economic recovery marched on, this trend reversed quickly to start the new year as the Russell 1000® Index* declined -5.13% in the first quarter of 2022. Renewed skepticism in equity valuations proliferated, along with concerns over inflation and rising rates, bringing the year-to-date return of the Russell 1000® Index to -13.58% and its one-year return to nearly -6.87%. Energy (+68%), utilities (+16%), and consumer staples (+7%) were the best-performing sectors over the past year, while less-defensive sectors including consumer discretionary (-13%) and communication services (-30%) underperformed the Russell 1000® Index. The largest stocks in the Russell 1000 Index outperformed the Index during the period, meaning that, on average, the smaller the company, the worse the return. The smallest 200 stocks in the Russell 1000 Index declined an average of -11% for the trailing 12 months, while the largest 200 declined only -7%, a 4% difference.
Ten largest holdings (%) as of July 31, 2022[1]
Exxon Mobil Corporation	3.29
JPMorgan Chase & Company	3.10
NextEra Energy Incorporated	2.86
Berkshire Hathaway Incorporated Class B	2.50
Verizon Communications Incorporated	2.26
Pfizer Incorporated	2.23
Emerson Electric Company	2.14
Comcast Corporation Class A	2.13
Realty Income Corporation	2.02
Abbott Laboratories	1.97
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.
Factor tilts toward attractive valuation and quality metrics added to performance; alpha model and sector allocations both contributed, while small-size tilt slightly detracted.
Over the period, factor tilts away from active short utilization and toward sales-to-price, and forward earnings yield were the largest contributors to performance from a factor perspective. Overweight exposures to trading volume, asset utilization, and six-month momentum were the largest detractors from the Fund’s performance. The Fund is fairly neutral to economic sectors, and the investment team does not select sectors. However, the Fund’s underweights to consumer discretionary and information technology added roughly 40 basis points (bps; 100 bps equal 1.00%). This was mostly offset by the allocation to smaller capitalization securities which detracted 37 bps.
Sector allocation as of July 31, 2022[1]
[1]	Figures represent the percentage of the Fund's long-term investments. These amounts are subject to change and may have changed since the date specified.

*	The Russell 1000 ® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an index

8  |  Allspring Large Company Value Fund

Performance highlights (unaudited)
Going forward, our investment philosophy and process remain the same.
The investment philosophy employed in our value-equity strategy is based on the belief that security returns are predictable, based on common fundamental factors, and that market inefficiencies caused by patterns of investor behavior and economic change may be exploited to earn an excess return. The stock-selection model uses more than 70 fundamental, technical, and proprietary factors to build a diversified portfolio that we believe is well positioned to generate excess returns over a three- to five-year market cycle.
Our process is based on the fundamental belief that there is persistency in the types of characteristics investors prefer. If this belief holds going forward, we expect the Fund to potentially benefit from being properly positioned toward stocks with characteristics favored by investors over the long term. We continue to focus on companies with above-average quality metrics such as stocks with strong profit margins and return on assets. In addition, we continue to emphasize stocks with certain attractive valuation characteristics such as above-average cash-flow-to-price ratios and dividend yields. Finally, we will continue to deemphasize risk, as typified by companies with above-average volatility of analyst earnings expectations.

Allspring Large Company Value Fund  |  9

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from February 1, 2022 to July 31, 2022.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 2-1-2022	Ending account value 7-31-2022	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$ 947.14	$3.91	0.81%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.78	$4.06	0.81%
Class C
Actual	$1,000.00	$ 942.87	$7.61	1.58%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.96	$7.90	1.58%
Class R6
Actual	$1,000.00	$ 948.59	$1.93	0.40%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.81	$2.01	0.40%
Administrator Class
Actual	$1,000.00	$ 946.49	$3.62	0.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.08	$3.76	0.75%
Institutional Class
Actual	$1,000.00	$ 948.20	$2.42	0.50%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.32	$2.51	0.50%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half-year period).

10  |  Allspring Large Company Value Fund

Portfolio of investments—July 31, 2022

	Shares	Value
Common stocks: 96.97%
Communication services: 6.42%
Diversified telecommunication services: 2.26%
Verizon Communications Incorporated	111,825	$ 5,165,197
Entertainment: 0.05%
Warner Bros. Discovery Incorporated †	7,288	109,320
Interactive media & services: 1.39%
Meta Platforms Incorporated Class A †	19,910	3,167,681
Media: 2.13%
Comcast Corporation Class A	129,523	4,859,703
Wireless telecommunication services: 0.59%
T-Mobile US Incorporated †	9,387	1,342,904
Consumer discretionary: 5.97%
Auto components: 0.29%
Gentex Corporation	15,208	429,170
LCI Industries	1,683	227,356
		656,526
Automobiles: 2.07%
Ford Motor Company	110,198	1,618,809
General Motors Company †	85,320	3,093,703
		4,712,512
Diversified consumer services: 1.33%
Grand Canyon Education Incorporated †	10,336	992,980
H&R Block Incorporated	50,949	2,035,922
		3,028,902
Hotels, restaurants & leisure: 1.14%
Bloomin' Brands Incorporated	71,220	1,452,176
McDonald's Corporation	4,349	1,145,396
		2,597,572
Household durables: 0.08%
Garmin Limited	1,818	177,473
Internet & direct marketing retail: 0.22%
Amazon.com Incorporated †	3,785	510,786
Multiline retail: 0.45%
Dollar General Corporation	4,118	1,023,035
Specialty retail: 0.39%
AutoZone Incorporated †	422	901,979
Consumer staples: 7.46%
Beverages: 2.64%
Coca Cola Bottling Corporation	3,880	1,990,440
PepsiCo Incorporated	23,039	4,030,903
		6,021,343
The accompanying notes are an integral part of these financial statements.

Allspring Large Company Value Fund  |  11

Portfolio of investments—July 31, 2022

	Shares	Value
Food & staples retailing: 1.89%
Walmart Incorporated	32,713	$ 4,319,752
Food products: 1.64%
Bunge Limited	958	88,452
Cal-Maine Foods Incorporated	28,429	1,453,006
Mondelez International Incorporated Class A	34,397	2,202,784
		3,744,242
Household products: 1.29%
Colgate-Palmolive Company	6,142	483,621
Kimberly-Clark Corporation	5,629	741,846
The Procter & Gamble Company	12,308	1,709,704
		2,935,171
Energy: 7.10%
Oil, gas & consumable fuels: 7.10%
Chevron Corporation	21,942	3,593,661
ConocoPhillips	27,863	2,714,692
Exxon Mobil Corporation	77,440	7,506,259
Marathon Petroleum Corporation	4,735	434,010
Phillips 66	9,509	846,301
SM Energy Company	17,377	717,323
Targa Resources Corporation	5,573	385,150
		16,197,396
Financials: 17.23%
Banks: 7.86%
Bank of America Corporation	63,649	2,151,973
Community Bank System Incorporated	3,372	227,037
JPMorgan Chase & Company	61,279	7,069,145
PNC Financial Services Group Incorporated	21,842	3,624,461
Truist Financial Corporation	54,874	2,769,491
US Bancorp	44,425	2,096,860
		17,938,967
Capital markets: 2.62%
BlackRock Incorporated	1,751	1,171,734
Intercontinental Exchange Incorporated	6,471	659,977
Moody's Corporation	105	32,576
S&P Global Incorporated	8,948	3,372,770
Stifel Financial Corporation	10,576	632,551
The Carlyle Group Incorporated	2,424	94,318
		5,963,926
Consumer finance: 0.97%
Capital One Financial Corporation	20,034	2,200,334
Diversified financial services: 3.27%
Berkshire Hathaway Incorporated Class B †	18,973	5,703,284
Equitable Holdings Incorporated	62,074	1,764,764
		7,468,048
Insurance: 2.51%
Marsh & McLennan Companies Incorporated	1,249	204,786
The accompanying notes are an integral part of these financial statements.

12  |  Allspring Large Company Value Fund

Portfolio of investments—July 31, 2022

	Shares	Value
Insurance (continued)
Old Republic International Corporation	22,049	$ 513,080
Progressive Corporation	739	85,029
Reinsurance Group of America Incorporated	1,735	200,878
The Travelers Companies Incorporated	6,860	1,088,682
W.R. Berkley Corporation	58,180	3,637,995
		5,730,450
Health care: 16.75%
Biotechnology: 2.17%
Dynavax Technologies Corporation †	10,133	145,713
Exelixis Incorporated †	97,731	2,044,533
Vertex Pharmaceuticals Incorporated †	9,853	2,762,880
		4,953,126
Health care equipment & supplies: 3.23%
Abbott Laboratories	41,356	4,501,186
Baxter International Incorporated	1,634	95,850
Intuitive Surgical Incorporated †	5,064	1,165,581
Masimo Corporation †	11,135	1,609,898
		7,372,515
Health care providers & services: 4.81%
Cigna Corporation	16,319	4,493,600
CVS Health Corporation	17,807	1,703,774
Elevance Health Incorporated	1,678	800,574
Humana Incorporated	8,250	3,976,500
		10,974,448
Life sciences tools & services: 1.74%
Danaher Corporation	9,260	2,699,012
IQVIA Holdings Incorporated †	553	132,869
Syneos Health Incorporated †	14,311	1,132,573
		3,964,454
Pharmaceuticals: 4.80%
Johnson & Johnson	6,393	1,115,706
Pfizer Incorporated	100,589	5,080,750
Viatris Incorporated	310,477	3,008,522
Zoetis Incorporated	9,557	1,744,630
		10,949,608
Industrials: 7.94%
Aerospace & defense: 3.54%
General Dynamics Corporation	10,993	2,491,783
L3Harris Technologies Incorporated	5,525	1,325,834
Lockheed Martin Corporation	8,159	3,376,276
Northrop Grumman Corporation	1,827	874,950
		8,068,843
The accompanying notes are an integral part of these financial statements.

Allspring Large Company Value Fund  |  13

Portfolio of investments—July 31, 2022

	Shares	Value
Air freight & logistics: 0.26%
Forward Air Corporation	3,850	$ 403,981
United Parcel Service Incorporated Class B	928	180,858
		584,839
Electrical equipment: 2.14%
Emerson Electric Company	54,105	4,873,237
Industrial conglomerates: 0.27%
3M Company	4,290	614,500
Machinery: 1.73%
Mueller Industries Incorporated	58,799	3,958,937
Information technology: 11.71%
Electronic equipment, instruments & components: 2.37%
Amphenol Corporation Class A	50,210	3,872,697
Arrow Electronics Incorporated †	7,400	948,458
Avnet Incorporated	12,042	576,451
		5,397,606
IT services: 1.97%
Automatic Data Processing Incorporated	9,487	2,287,505
PayPal Holdings Incorporated †	25,568	2,212,399
		4,499,904
Semiconductors & semiconductor equipment: 2.01%
Advanced Micro Devices Incorporated †	10,585	999,965
Intel Corporation	98,450	3,574,720
		4,574,685
Software: 4.10%
Autodesk Incorporated †	9,984	2,159,739
Cadence Design Systems Incorporated †	4,878	907,698
Fortinet Incorporated †	26,768	1,596,711
InterDigital Incorporated	9,212	565,525
Oracle Corporation	12,045	937,583
Synopsys Incorporated †	5,981	2,198,018
Xperi Holding Corporation	59,182	991,890
		9,357,164
Technology hardware, storage & peripherals: 1.26%
Super Micro Computer Incorporated †	53,293	2,878,355
Materials: 3.10%
Chemicals: 1.28%
Dow Incorporated	7,682	408,759
Linde plc	8,268	2,496,936
		2,905,695
Metals & mining: 1.82%
Alpha Metallurgical Resource Incorporated	8,235	1,126,219
Freeport-McMoRan Incorporated	17,212	543,039
Newmont Corporation	54,962	2,488,679
		4,157,937
The accompanying notes are an integral part of these financial statements.

14  |  Allspring Large Company Value Fund

Portfolio of investments—July 31, 2022

	Shares	Value
Real estate: 6.44%
Equity REITs: 6.44%
Outfront Media Incorporated	104,586	$ 1,930,658
PotlatchDeltic Corporation	70,403	3,451,859
Prologis Incorporated	8,177	1,083,943
Realty Income Corporation	62,368	4,614,608
VICI Properties Incorporated	4,150	141,889
Weyerhaeuser Company	95,390	3,464,565
		14,687,522
Utilities: 6.85%
Electric utilities: 4.42%
Duke Energy Corporation	8,854	973,320
Exelon Corporation	47,247	2,196,513
NextEra Energy Incorporated	77,193	6,522,037
NRG Energy Incorporated	10,395	392,411
		10,084,281
Gas utilities: 0.70%
Atmos Energy Corporation	13,168	1,598,464
Independent power & renewable electricity producers: 1.73%
Vistra Energy Corporation	152,899	3,952,439
Total Common stocks (Cost $212,710,930)		221,181,778

		Yield
Short-term investments: 2.64%
Investment companies: 2.64%
Allspring Government Money Market Fund Select Class ♠∞		1.76%	6,030,286	6,030,286
Total Short-term investments (Cost $6,030,286)				6,030,286
Total investments in securities (Cost $218,741,216)	99.61%			227,212,064
Other assets and liabilities, net	0.39			889,935
Total net assets	100.00%			$228,101,999

†	Non-income-earning security
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
REIT	Real estate investment trust
The accompanying notes are an integral part of these financial statements.

Allspring Large Company Value Fund  |  15

Portfolio of investments—July 31, 2022

Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$3,185,550	$45,768,524	$(42,923,788)	$0	$0	$ 6,030,286	6,030,286	$ 15,028
Investments in affiliates no longer held at end of period
Securities Lending Cash Investments LLC	0	1,073,800	(1,073,800)	0	0	0	0	885 #
				$0	$0	$6,030,286		$15,913

#	Amount shown represents income before fees and rebates.
Futures contracts
Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
E-Mini S&P 500 Index	30	9-16-2022	$5,674,067	$6,200,250	$526,183	$0
The accompanying notes are an integral part of these financial statements.

16  |  Allspring Large Company Value Fund

Statement of assets and liabilities—July 31, 2022

Assets
Investments in unaffiliated securities, at value (cost $212,710,930)	$ 221,181,778
Investments in affiliated securities, at value (cost $6,030,286)	6,030,286
Cash at broker segregated for futures contracts	485,000
Receivable for dividends	321,316
Receivable for Fund shares sold	103,833
Receivable for daily variation margin on open futures contracts	89,951
Receivable for securities lending income, net	104
Prepaid expenses and other assets	95,239
Total assets	228,307,507
Liabilities
Management fee payable	50,349
Shareholder servicing fees payable	45,226
Administration fees payable	37,882
Payable for Fund shares redeemed	28,297
Professional fees payable	25,544
Distribution fee payable	1,400
Trustees’ fees and expenses payable	315
Accrued expenses and other liabilities	16,495
Total liabilities	205,508
Total net assets	$228,101,999
Net assets consist of
Paid-in capital	$ 225,357,341
Total distributable earnings	2,744,658
Total net assets	$228,101,999
Computation of net asset value and offering price per share
Net assets – Class A	$ 209,748,316
Shares outstanding – Class A1	17,339,259
Net asset value per share – Class A	$12.10
Maximum offering price per share – Class A2	$12.84
Net assets – Class C	$ 2,306,579
Shares outstanding – Class C1	181,995
Net asset value per share – Class C	$12.67
Net assets – Class R6	$ 842,013
Shares outstanding – Class R6[1]	69,154
Net asset value per share – Class R6	$12.18
Net assets – Administrator Class	$ 10,563,784
Shares outstanding – Administrator Class[1]	860,731
Net asset value per share – Administrator Class	$12.27
Net assets – Institutional Class	$ 4,641,307
Shares outstanding – Institutional Class[1]	380,425
Net asset value per share – Institutional Class	$12.20
[1]	The Fund has an unlimited number of authorized shares.
[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

Allspring Large Company Value Fund  |  17

Statement of operations—year ended July 31, 2022

Investment income
Dividends	$ 5,146,662
Income from affiliated securities	15,582
Total investment income	5,162,244
Expenses
Management fee	985,313
Administration fees
Class A	472,797
Class C	2,668
Class R6	176
Administrator Class	19,331
Institutional Class	5,796
Shareholder servicing fees
Class A	562,854
Class C	3,159
Administrator Class	36,281
Distribution fee
Class C	9,458
Custody and accounting fees	20,164
Professional fees	47,156
Registration fees	57,136
Shareholder report expenses	29,182
Trustees’ fees and expenses	20,097
Other fees and expenses	16,803
Total expenses	2,288,371
Less: Fee waivers and/or expense reimbursements
Fund-level	(252,519)
Class A	(45,152)
Class C	(127)
Class R6	(59)
Institutional Class	(447)
Net expenses	1,990,067
Net investment income	3,172,177
Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	363,591
Futures contracts	(999,419)
Net realized losses on investments	(635,828)
Net change in unrealized gains (losses) on
Unaffiliated securities	(3,678,927)
Futures contracts	397,744
Net change in unrealized gains (losses) on investments	(3,281,183)
Net realized and unrealized gains (losses) on investments	(3,917,011)
Net decrease in net assets resulting from operations	$ (744,834)
The accompanying notes are an integral part of these financial statements.

18  |  Allspring Large Company Value Fund

Statement of changes in net assets

	Year ended July 31, 2022		Year ended July 31, 2021
Operations
Net investment income		$ 3,172,177		$ 2,779,013
Net realized gains (losses) on investments		(635,828)		81,860,640
Net change in unrealized gains (losses) on investments		(3,281,183)		(4,499,487)
Net increase (decrease) in net assets resulting from operations		(744,834)		80,140,166
Distributions to shareholders from
Net investment income and net realized gains
Class A		(69,443,204)		(6,068,389)
Class C		(251,171)		(12,539)
Class R6		(86,276)		(6,338)
Administrator Class		(4,848,775)		(421,669)
Institutional Class		(1,377,309)		(104,689)
Total distributions to shareholders		(76,006,735)		(6,613,624)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	543,328	7,419,850	460,068	7,325,335
Class C	134,741	1,741,851	23,673	403,396
Class R6	109,779	1,464,312	459	6,850
Administrator Class	33,271	527,147	19,696	307,479
Institutional Class	152,312	2,120,636	96,498	1,453,459
		13,273,796		9,496,519
Reinvestment of distributions
Class A	5,322,527	67,769,743	402,269	5,917,427
Class C	18,878	251,171	811	12,539
Class R6	6,739	86,178	375	5,555
Administrator Class	367,797	4,755,104	27,675	411,280
Institutional Class	107,135	1,377,163	6,928	103,445
		74,239,359		6,450,246
Payment for shares redeemed
Class A	(1,973,957)	(27,390,524)	(1,546,833)	(22,989,566)
Class C	(22,460)	(319,335)	(11,412)	(165,108)
Class R6	(60,314)	(772,823)	(60)	(931)
Administrator Class	(463,319)	(5,873,746)	(74,300)	(1,090,860)
Institutional Class	(112,541)	(1,495,683)	(42,825)	(649,187)
		(35,852,111)		(24,895,652)
Net increase (decrease) in net assets resulting from capital share transactions		51,661,044		(8,948,887)
Total increase (decrease) in net assets		(25,090,525)		64,577,655
Net assets
Beginning of period		253,192,524		188,614,869
End of period		$228,101,999		$253,192,524
The accompanying notes are an integral part of these financial statements.

Allspring Large Company Value Fund  |  19

Financial highlights
(For a share outstanding throughout each period)
	Year ended July 31
Class A	2022	2021	2020	2019	2018
Net asset value, beginning of period	$17.25	$12.31	$12.92	$14.46	$16.54
Net investment income	0.17	0.19	0.20	0.24	0.19
Net realized and unrealized gains (losses) on investments	(0.06)	5.20	(0.53)	(0.15)	1.29
Total from investment operations	0.11	5.39	(0.33)	0.09	1.48
Distributions to shareholders from
Net investment income	(0.18)	(0.19)	(0.21)	(0.25)	(0.18)
Net realized gains	(5.08)	(0.26)	(0.07)	(1.38)	(3.38)
Total distributions to shareholders	(5.26)	(0.45)	(0.28)	(1.63)	(3.56)
Net asset value, end of period	$12.10	$17.25	$12.31	$12.92	$14.46
Total return[1]	(0.51)%	44.41%	(2.49)%	1.44%	9.39%
Ratios to average net assets (annualized)
Gross expenses	0.94%	0.96%	0.99%	0.97%	0.94%
Net expenses	0.81%	0.81%	0.82%	0.83%	0.83%
Net investment income	1.28%	1.23%	1.63%	1.84%	1.28%
Supplemental data
Portfolio turnover rate	365%	488%	366%	221%	258%
Net assets, end of period (000s omitted)	$209,748	$231,930	$174,028	$196,075	$214,247

[1]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.

20  |  Allspring Large Company Value Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended July 31
Class C	2022	2021	2020	2019	2018
Net asset value, beginning of period	$17.84	$12.75	$13.34	$14.81	$16.86
Net investment income	0.08 [1]	0.07 [1]	0.12 [1]	0.16 [1]	0.08
Net realized and unrealized gains (losses) on investments	(0.09)	5.40	(0.56)	(0.15)	1.30
Total from investment operations	(0.01)	5.47	(0.44)	0.01	1.38
Distributions to shareholders from
Net investment income	(0.08)	(0.12)	(0.08)	(0.10)	(0.05)
Net realized gains	(5.08)	(0.26)	(0.07)	(1.38)	(3.38)
Total distributions to shareholders	(5.16)	(0.38)	(0.15)	(1.48)	(3.43)
Net asset value, end of period	$12.67	$17.84	$12.75	$13.34	$14.81
Total return[2]	(1.30)%	43.33%	(3.27)%	0.76%	8.49%
Ratios to average net assets (annualized)
Gross expenses	1.69%	1.70%	1.74%	1.71%	1.69%
Net expenses	1.58%	1.58%	1.58%	1.58%	1.58%
Net investment income	0.59%	0.47%	0.92%	1.15%	0.55%
Supplemental data
Portfolio turnover rate	365%	488%	366%	221%	258%
Net assets, end of period (000s omitted)	$2,307	$907	$482	$966	$2,926

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.

Allspring Large Company Value Fund  |  21

Financial highlights
(For a share outstanding throughout each period)
	Year ended July 31
Class R6	2022	2021	2020	2019	2018
Net asset value, beginning of period	$17.33	$12.37	$13.04	$14.59	$16.66
Net investment income	0.24 [1]	0.25	0.30	0.30	0.26
Net realized and unrealized gains (losses) on investments	(0.07)	5.22	(0.57)	(0.14)	1.30
Total from investment operations	0.17	5.47	(0.27)	0.16	1.56
Distributions to shareholders from
Net investment income	(0.24)	(0.25)	(0.33)	(0.33)	(0.25)
Net realized gains	(5.08)	(0.26)	(0.07)	(1.38)	(3.38)
Total distributions to shareholders	(5.32)	(0.51)	(0.40)	(1.71)	(3.63)
Net asset value, end of period	$12.18	$17.33	$12.37	$13.04	$14.59
Total return	(0.10)%	44.94%	(2.09)%	1.92%	9.88%
Ratios to average net assets (annualized)
Gross expenses	0.51%	0.53%	0.58%	0.55%	0.51%
Net expenses	0.40%	0.40%	0.40%	0.40%	0.40%
Net investment income	1.79%	1.65%	1.69%	2.26%	1.73%
Supplemental data
Portfolio turnover rate	365%	488%	366%	221%	258%
Net assets, end of period (000s omitted)	$842	$224	$151	$20	$23

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.

22  |  Allspring Large Company Value Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended July 31
Administrator Class	2022	2021	2020	2019	2018
Net asset value, beginning of period	$17.42	$12.44	$13.06	$14.59	$16.66
Net investment income	0.19	0.20	0.22	0.26	0.20
Net realized and unrealized gains (losses) on investments	(0.08)	5.24	(0.54)	(0.14)	1.30
Total from investment operations	0.11	5.44	(0.32)	0.12	1.50
Distributions to shareholders from
Net investment income	(0.18)	(0.20)	(0.23)	(0.27)	(0.19)
Net realized gains	(5.08)	(0.26)	(0.07)	(1.38)	(3.38)
Total distributions to shareholders	(5.26)	(0.46)	(0.30)	(1.65)	(3.57)
Net asset value, end of period	$12.27	$17.42	$12.44	$13.06	$14.59
Total return	(0.49)%	44.36%	(2.41)%	1.61%	9.44%
Ratios to average net assets (annualized)
Gross expenses	0.85%	0.88%	0.91%	0.89%	0.86%
Net expenses	0.75%	0.75%	0.75%	0.75%	0.75%
Net investment income	1.31%	1.30%	1.71%	1.93%	1.37%
Supplemental data
Portfolio turnover rate	365%	488%	366%	221%	258%
Net assets, end of period (000s omitted)	$10,564	$16,080	$11,813	$13,854	$16,744
The accompanying notes are an integral part of these financial statements.

Allspring Large Company Value Fund  |  23

Financial highlights
(For a share outstanding throughout each period)
	Year ended July 31
Institutional Class	2022	2021	2020	2019	2018
Net asset value, beginning of period	$17.35	$12.38	$13.04	$14.58	$16.65
Net investment income	0.23 [1]	0.22	0.26	0.29 [1]	0.24
Net realized and unrealized gains (losses) on investments	(0.08)	5.25	(0.55)	(0.14)	1.30
Total from investment operations	0.15	5.47	(0.29)	0.15	1.54
Distributions to shareholders from
Net investment income	(0.22)	(0.24)	(0.30)	(0.31)	(0.23)
Net realized gains	(5.08)	(0.26)	(0.07)	(1.38)	(3.38)
Total distributions to shareholders	(5.30)	(0.50)	(0.37)	(1.69)	(3.61)
Net asset value, end of period	$12.20	$17.35	$12.38	$13.04	$14.58
Total return	(0.22)%	44.84%	(2.20)%	1.86%	9.77%
Ratios to average net assets (annualized)
Gross expenses	0.61%	0.63%	0.66%	0.63%	0.62%
Net expenses	0.50%	0.50%	0.50%	0.50%	0.50%
Net investment income	1.61%	1.56%	1.96%	2.14%	1.60%
Supplemental data
Portfolio turnover rate	365%	488%	366%	221%	258%
Net assets, end of period (000s omitted)	$4,641	$4,051	$2,142	$2,948	$17,606

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.

24  |  Allspring Large Company Value Fund

Notes to financial statements
1. ORGANIZATION
Allspring Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Large Company Value Fund (the "Fund") which is a diversified series of the Trust.
Effective on November 1, 2021, the sale transaction of Wells Fargo Asset Management ("WFAM") by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. was closed. In connection with the closing of the transaction, WFAM became known as Allspring Global Investments (“Allspring”) and various entities that provided services to the Fund changed their names to "Allspring", including Allspring Funds Management, LLC, the investment manager to the Fund, Allspring Global Investments, LLC and Allspring Global Investments (UK) Limited, both registered investment advisers providing subadvisory services to certain funds, and Allspring Funds Distributor, LLC, the Fund's principal underwriter. Consummation of the transaction resulted in a new investment management agreement and subadvisory agreement which became effective on November 1, 2021.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities and futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Allspring Global Investments Pricing Committee at Allspring Funds Management, LLC ("Allspring Funds Management"). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Allspring Global Investments Pricing Committee which may include items for ratification.
Securities lending
The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the "Securities Lending Fund"), an affiliated non-registered investment company. Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.
In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the

Allspring Large Company Value Fund  |  25

Notes to financial statements
collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.
Futures contracts
Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price on a specified date. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values and is subject to equity price risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as the counterparty to all exchange traded futures, guarantees the futures contracts against default.
Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date.
Distributions to shareholders
Distributions to shareholders are recorded on the ex-dividend date and paid from net investment income quarterly and any net realized gains are paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of July 31, 2022, the aggregate cost of all investments for federal income tax purposes was $222,163,133 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$13,960,456
Gross unrealized losses	(8,385,342)
Net unrealized gains	$ 5,575,114
As of July 31, 2022, the Fund had current year deferred post-October capital losses consisting of $(3,934,173) in short-term capital losses and $779,473 in long-term capital gains which will be recognized in the first day of the following fiscal year.
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

26  |  Allspring Large Company Value Fund

Notes to financial statements
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of July 31, 2022:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Communication services	$ 14,644,805	$0	$0	$ 14,644,805
Consumer discretionary	13,608,785	0	0	13,608,785
Consumer staples	17,020,508	0	0	17,020,508
Energy	16,197,396	0	0	16,197,396
Financials	39,301,725	0	0	39,301,725
Health care	38,214,151	0	0	38,214,151
Industrials	18,100,356	0	0	18,100,356
Information technology	26,707,714	0	0	26,707,714
Materials	7,063,632	0	0	7,063,632
Real estate	14,687,522	0	0	14,687,522
Utilities	15,635,184	0	0	15,635,184
Short-term investments
Investment companies	6,030,286	0	0	6,030,286
	227,212,064	0	0	227,212,064
Futures contracts	526,183	0	0	526,183
Total assets	$227,738,247	$0	$0	$227,738,247
Futures contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the table following the Portfolio of Investments. For futures contracts, the current day’s variation margin is reported on the Statement of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended July 31, 2022, the Fund did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection

Allspring Large Company Value Fund  |  27

Notes to financial statements
with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $1 billion	0.400%
Next $4 billion	0.375
Next $5 billion	0.340
Over $10 billion	0.330
For the year ended July 31, 2022, the management fee was equivalent to an annual rate of 0.40% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC ("Allspring Investments"), an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.25% and declining to 0.15% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.21%
Class C	0.21
Class R6	0.03
Administrator Class	0.13
Institutional Class	0.13
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through November 30, 2022 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. As of July 31, 2022, the contractual expense caps are as follows:
Expense ratio caps
Class A	0.83%
Class C	1.58
Class R6	0.40
Administrator Class	0.75
Institutional Class	0.50

28  |  Allspring Large Company Value Fund

Notes to financial statements
Distribution fee
The Trust has adopted a distribution plan for Class C shares pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Allspring Funds Distributor, LLC ("Allspring Funds Distributor"), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate of 0.75% of the average daily net assets of Class C shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended July 31, 2022, Allspring Funds Distributor received $2,101 from the sale of Class A shares and $8 in contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class A shares for the year ended July 31, 2022.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C and Administrator Class are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates, and to certain entities that were affiliates of the Fund until November 1, 2021.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended July 31, 2022 were $880,021,374 and $904,618,595, respectively.
6. SECURITIES LENDING TRANSACTIONS
The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Allspring Funds Management and is subadvised by Allspring Investments. Allspring Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Allspring Funds Management are paid to Allspring Investments for its services as subadviser.
In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of July 31, 2022, the Fund did not have any securities on loan.
7. DERIVATIVE TRANSACTIONS
During the year ended July 31, 2022, the Fund entered into futures contracts to gain market exposure. The Fund had an average notional amount of $5,180,343 in long futures contracts during the year ended July 31, 2022.
The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.
8. BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee equal based on the unused balance is allocated to each participating fund.
For the year ended July 31, 2022, there were no borrowings by the Fund under the agreement.

Allspring Large Company Value Fund  |  29

Notes to financial statements
9. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended July 31, 2022 and July 31, 2021 were as follows:
	Year ended July 31
	2022	2021
Ordinary income	$64,652,869	$2,835,252
Long-term capital gain	11,353,866	3,778,372
As of July 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	Unrealized gains	Post-October capital losses deferred
$331,897	$5,575,114	$(3,154,700)
10. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
11. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.

30  |  Allspring Large Company Value Fund

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Large Company Value Fund (formerly, Wells Fargo Large Company Value Fund) (the Fund), one of the funds constituting Allspring Funds Trust (formerly, Wells Fargo Funds Trust), including the portfolio of investments, as of July 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the  financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of July 31, 2022, by correspondence with the custodian, transfer agent and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
September 27, 2022

Allspring Large Company Value Fund  |  31

Other information (unaudited)
TAX INFORMATION
For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 11% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended July 31, 2022.
Pursuant to Section 852 of the Internal Revenue Code, $11,353,866 was designated as a 20% rate gain distribution for the fiscal year ended July 31, 2022.
Pursuant to Section 854 of the Internal Revenue Code, $7,075,581 of income dividends paid during the fiscal year ended July 31, 2022 has been designated as qualified dividend income (QDI).
For the fiscal year ended July 31, 2022, $57,519,706 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

32  |  Allspring Large Company Value Fund

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 136 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Allspring Large Company Value Fund  |  33

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously taught at Cornell University from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. McKnight Foundation Consultant, November 2020 to February 2021. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Consultant (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

34  |  Allspring Large Company Value Fund

Other information (unaudited)
Officers2
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	President, Chief Executive Officer and Director of Allspring Funds Management, LLC since 2017 and co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, since 2019. Prior thereto, Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014. In addition, Mr. Owen was an Executive Vice President of Wells Fargo & Company from 2014 to 2021.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Kate McKinley (Born 1977)	Chief Legal Officer, since 2021	Chief Legal Officer of Allspring Global Investments since 2021. Prior thereto, held various roles at State Street Global Advisors beginning in 2010, including serving as Senior Vice President and General Counsel from 2019 to 2021, and Chief Operating Officer of the Institutional Client Group from 2016 - 2019. Prior to working at State Street Global Advisors served as Assistant General Counsel for Bank of America Corporation from 2005 to 2010 and as an Associate at WilmerHale from 2002 to 2005.
Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022	Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015 Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.
Matthew Prasse (Born 1983)	Secretary, since 2021	Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.
2  For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

Allspring Large Company Value Fund  |  35

Other information (unaudited)
LIQUIDITY RISK MANAGEMENT PROGRAM
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Allspring Funds Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series (other than the series that operate as money market funds), including the Fund, which is reasonably designed to assess and manage the Fund's liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Allspring Funds Management, LLC (“Allspring Funds Management”), the Fund's investment manager, to administer the Program, and Allspring Funds Management has established a Liquidity Risk Management Council (the "Council") composed of personnel from multiple departments within Allspring Funds Management and its affiliates to assist Allspring Funds Management in the administration of the Program.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund's liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund's investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund's assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund's “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.
At a meeting of the Board held on May 24-25, 2022, the Board received and reviewed a written report (the “Report”) from Allspring Funds Management that, among other things, addressed the operation of the Program and assessed its adequacy and effectiveness for the period from January 1, 2021 through December 31, 2021 (the “Reporting Period”). Other than extended foreign market holidays, no significant liquidity events impacting the Funds were noted in the Report. In addition, other than corporate-related changes to the Program, there were no material changes to the Program during the Reporting Period.
Allspring Funds Management determined in the Report that the Program has been implemented and operates effectively to manage each Fund’s, including the Fund’s, liquidity risk, and Allspring Funds Management continues to believe that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

36  |  Allspring Large Company Value Fund

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-222-8222 or visit the Fund's website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2022 Allspring Global Investments Holdings, LLC. All rights reserved.
PAR-0822-00650 09-22
A210/AR210 07-22

Annual Report
July 31, 2022
Allspring
Discovery All Cap Growth Fund
(formerly, Allspring Omega Growth Fund)

The views expressed and any forward-looking statements are as of July 31, 2022, unless otherwise noted, and are those of the Fund's portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

Allspring Discovery All Cap Growth Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring Discovery All Cap Growth Fund for the 12-month period that ended July 31, 2022. Effective May 2, 2022, the Fund changed its name from Allspring Omega Growth Fund to Allspring Discovery All Cap Growth Fund. Globally, stocks experienced rising volatility through the period, but overall, U.S. stocks didn’t fare as badly as non-U.S. equities while the global economy faced multiple challenges. Bonds also had poor performance during a difficult period, with major fixed income indexes all down for the 12-month period.
Earlier tailwinds provided by global stimulus programs, vaccination rollouts, and recovering consumer and corporate sentiment were more than offset by the highest rate of inflation in four decades, concerns about aggressive central bank rate hikes, more highly contagious COVID-19 variants, and the Russia-Ukraine war. The impact of already-significant supply chain disruptions was made worse by China’s COVID-19 lockdowns.
For the 12-month period, both stocks and bonds registered significant losses, with U.S. large-cap stocks faring better than non-U.S. developed market equities and emerging market stocks. Returns from fixed-income securities were also negative in a period of high inflation and sharply rising interest rates. For the period, U.S. stocks, based on the S&P 500 Index,1 lost 4.64%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned -15.26%, while the MSCI EM Index (Net) (USD)3  had weaker performance with a loss of 20.09%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -9.12%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 returned -18.45%, the Bloomberg Municipal Bond Index6 lost 6.93%, and the ICE BofA U.S. High Yield Index7 fell 7.72%.
Rising inflation, COVID, and the Russian invasion of Ukraine drove market performance.
The period began with the COVID-19 Delta variant producing outbreaks globally in August, feeding market volatility and casting doubts over the ongoing economic recovery. The U.S. economy remained strong despite the Delta variant, ongoing inflationary pressures, and worries over Hurricane Ida. Emerging market equities experienced elevated volatility, largely influenced by China’s regulatory stance. Municipal debt had its first monthly loss since February 2021. Among commodities, crude oil fell sharply as the Delta variant caused expectations to dampen. However, oil remained a leading asset-class performer for the year.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2022. ICE Data Indices, LLC. All rights reserved.

2  |  Allspring Discovery All Cap Growth Fund

Letter to shareholders (unaudited)
Global markets suffered their broadest retreat in a year during September, except for commodities, as concerns over inflation and the interest rate outlook depressed investor confidence. Emerging markets declined on concerns over supply chain disruptions along with rising energy and food prices. Meanwhile, the U.S. Federal Reserve (Fed) indicated it would soon start to slow the pace of asset purchases. U.S. concerns included a congressional showdown over the debt ceiling, the 2022 federal government budget, and the infrastructure package. Meanwhile, commodities thrived in September, driven by sharply higher energy prices.
Elevated inflation pressures and the global supply bottleneck continued in October, but strong earnings provided a bright spot in the U.S., the eurozone, and many Asian countries. Government bond yields rose globally as central banks prepared to tighten monetary policy. Commodity prices continued to rise, driven by sharply higher energy costs.
In November, as COVID-19 hospitalizations rose, most major global asset classes declined. Two exceptions were U.S. investment-grade bonds and Treasury inflation-protected securities. President Biden signed a long-awaited infrastructure bill to upgrade U.S. roads, bridges, and railways. Meanwhile, the Consumer Price Index (CPI),1 a measure of domestic inflation conditions, jumped to its highest level in 31 years. While the threat of consistently high inflation led the Fed to discuss a faster pace of tapering, the Omicron strain created uncertainty. Commodities lost ground for the month, driven by sharp declines in oil prices (and energy costs in general) as well as precious metals.
Global volatility lessened in December as data indicated a lower risk of severe disease and death from the Omicron variant. Even so, several countries introduced restrictions on travel and hospitality, among other sectors, in an effort to reduce the spread. In the U.S., data indicated a stable economy overall, with robust corporate earnings. Consumer spending potential looked strong heading into 2022 on elevated household savings and the lowest household debt ratio since 1973. U.S. corporate and high-yield bonds had monthly gains while Treasuries declined. Bonds were adversely affected by the projection of multiple rate hikes in 2022 by senior Federal Open Market Committee members.
In January 2022, the main focus was on potential U.S. interest rate hikes and the Russia-Ukraine conflict. The Fed hinted that a March interest rate hike was likely. Meanwhile, Russia threatened a potential invasion of Ukraine, which could disrupt Russia’s massive energy supplies and drive demand from non-Russian oil-producing countries. Elsewhere overseas, Europe saw food and energy prices spike, leading to rising inflation. Within fixed income, corporate bonds struggled in January, underperforming government bonds, as investors focused on continued elevated inflation and ongoing uncertainty over the U.S. monetary path.
The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodity markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics. Major global stock indexes were down in February, along with global bonds overall, with ongoing high levels of volatility in March along with mixed results that favored U.S. large-cap stocks. Prices of commodities spiked, including crude oil, natural gas, wheat, and precious metals, on elevated concerns of supply shortages. All of this fed already-high inflation concerns and added to expectations of more aggressive central bank interest rate hikes. Sweeping sanctions against Russia and corporate pullouts contributed to market volatility. Despite the geopolitical turmoil, the U.S. economic outlook remained largely unchanged, with a healthy job market and indications of growth.
In April, market volatility continued, with deepening losses across major capital markets, as both the S&P 500 and MSCI ACWI (Net)2 fell 8% or more for the month. The Chinese economy struggled through a strict lockdown as the government tried to contain a major COVID-19 outbreak, creating a global ripple effect that compounded existing supply shortages. This was exacerbated by the impact of the Russia-Ukraine war on global commodities. Meanwhile, U.S. annual inflation raged at 8.5%, its highest level since 1981, and investors braced themselves for aggressive Fed monetary tightening moves.
“ Global markets suffered their broadest retreat in a year during September, except for commodities, as concerns over inflation and the interest rate outlook depressed investor confidence.”
“ The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodity markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics.”

[1]	The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.
[2]	The MSCI ACWI (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. You cannot invest directly in an index.

Allspring Discovery All Cap Growth Fund  |  3

Letter to shareholders (unaudited)
Market volatility continued in May, although markets recovered ground late in the month. Value stocks continued to outperform growth stocks. The concerns that had dominated markets for months continued, including high inflation and geopolitical tensions that exacerbated high crude oil, gasoline, and food prices. In response, the Fed raised the federal funds rate by 0.50%, with broad expectations of multiple rate hikes to come. Meanwhile, highly contagious COVID-19 variants persisted. However, labor markets in the U.S., the U.K., and Europe remained strong. The U.S. recorded a 3.6% unemployment rate, although labor market participation remained low. U.S. retail sales for April, released in May, indicated a fourth consecutive monthly increase, reflecting continued consumer resilience.
A historically bad year in financial markets continued in June with stocks posting further losses enroute to their worst first half of a year in 50 years. Bonds didn't fare much better. Driving the losses were the same factors that have been at play: rising global inflation and fears of recession as central banks increase rates to try to curb inflation, which climbed above 9% in June in the U.S. The Fed raised its short-term rate by another 0.75% in June, ending the month at a 1.50%–1.75% range. Meanwhile, U.S. economic data remained relatively robust as the U.S. unemployment rate held steady at 3.6% and the housing market was only marginally affected, so far, by sharply higher mortgage rates.
Markets rebounded in July, led by U.S. stocks. While evidence began to point to an economic slowdown, and possibly a recession after two consecutive quarters of negative GDP growth, the U.S. labor market remained surprisingly robust: July nonfarm payrolls grew by more than 500,000 and U.S. unemployment dipped to 3.5%. Meanwhile, crude oil and retail gasoline prices, major contributors to recent overall inflation, fell substantially from earlier highs. And while U.S. housing market data indicated a continued rise in home prices, home sales fell as houses became less affordable with mortgage rates at a 13-year high. The Fed raised rates another 0.75% in July and forecasts pointed to continued rate increases.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Allspring Funds

For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.

4  |  Allspring Discovery All Cap Growth Fund

Letter to shareholders (unaudited)
Notice to Shareholders
Russia launched a large-scale invasion of Ukraine on February 24, 2022. As a result of this military action, the United States and many other countries have instituted various economic sanctions against Russian and Belarus individuals and entities. The situation has led to increased financial market volatility and has had severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities, such as oil and natural gas. The extent and duration of the military action, resulting sanctions imposed, other punitive action taken and the resulting market disruptions cannot be easily predicted.
Our solidarity and support goes out to our impacted employees and the people affected in Ukraine and their families. Allspring has a dedicated team of investment professionals actively monitoring the situation for any new developments and the potential impact to our clients and investment products. As the situation remains fluid, we are focused on the assessment of risks, valuation, and liquidity of impacted securities. Please visit our website at allspringglobal.com and click on “Russia-Ukraine Updates” for further information.
Notice to Shareholders
At a meeting held February 23-24, 2022, the Board of Trustees of the Allspring Funds approved changing the name of the Fund from Allspring Omega Growth Fund to Allspring Discovery All Cap Growth Fund which became effective on May 2, 2022. There was no change to the Fund’s investment process because of the name change.

Allspring Discovery All Cap Growth Fund  |  5

Performance highlights (unaudited)
Investment objectiveThe Fund seeks long-term capital appreciation.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Michael T. Smith, CFA®‡, Christopher J. Warner, CFA®‡
Average annual total returns (%) as of July 31, 2022
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (EKOAX)	4-29-1968	-31.89	10.81	12.18	-27.73	12.13	12.85	1.26	1.26
Class C (EKOCX)	8-2-1993	-29.27	11.36	12.17	-28.27	11.36	12.17	2.01	2.01
Class R (EKORX)	10-10-2003	–	–	–	-27.91	11.86	12.57	1.51	1.51
Administrator Class (EOMYX)	1-13-1997	–	–	–	-27.61	12.33	13.07	1.18	1.10
Institutional Class (EKONX)	7-30-2010	–	–	–	-27.44	12.61	13.35	0.93	0.85
Russell 3000® Growth Index[3]	–	–	–	–	-12.65	15.65	15.59	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R, Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through November 30, 2022, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.26% for Class A, 2.01% for Class C, 1.51% for Class R, 1.10% for Administrator Class, and 0.85% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	The Russell 3000® Growth Index measures the performance of those Russell 3000® Index companies with higher price/book ratios and higher forecasted growth values. You cannot invest directly in an index.
Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to foreign investment risk and smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6  |  Allspring Discovery All Cap Growth Fund

Performance highlights (unaudited)
Growth of $10,000 investment as of July 31, 20221
[1]	The chart compares the performance of Class A shares for the most recent ten years with the Russell 3000® Growth Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

Allspring Discovery All Cap Growth Fund  |  7

Performance highlights (unaudited)
MANAGER'S DISCUSSION
Fund highlights
■	The Fund underperformed its benchmark, the Russell 3000® Growth Index, for the 12-month period that ended July 31, 2022.
■	Stock selection within the information technology (IT) and consumer discretionary sectors detracted from performance.
■	Not owning two large positions within the benchmark detracted from relative performance.
■	Security selection within industrials, along with select health care positions, contributed to performance.
Inflation and monetary policy dominated market sentiment.
Over the past year, a continual stream of macro headlines created high volatility for investors. Market sentiment wavered violently as investors grappled with high inflation, tightening Federal Reserve (Fed) policy, supply-chain disruptions, COVID-19 lockdowns, and the war in Ukraine. Amid this uncertainty, the dominant storyline was persistently high inflation, as the headline year-over-year consumer price index reached 8.6% in June 2022, the highest level in more than 40 years. The Fed signaled in clear terms that it would take all necessary measures to tighten policy and dampen inflation. As a result, rising interest rates and the end of easy money triggered a bear market with few places for investors to hide. Many equity indexes contracted during the year, as rising interest rates also drove bond indexes into negative territory.
Within the Russell 1000 Growth Index*, leadership tilted toward perceived beneficiaries of rising oil prices, inflation, and interest rates. Defensive sectors, such as utilities and real estate, outperformed, as did energy and commodity stocks. Growth stocks, often found in the IT sector, rotated sharply out of favor, with many companies experiencing a compression of their valuation despite reporting favorable financial results. Late in the period, evidence of peak inflation and a dovish shift in the Fed’s policy led to a market rally, with growth stocks leading the market during the early phase of the recovery.
Despite the heightened macro uncertainty, we did not significantly reposition the Fund. Our investment process has long focused on companies harnessing innovation to create superior long-term growth. This focus on security selection, even in times of high volatility, is key to generating strong long-term performance. The Fund remains positioned toward companies that we believe are situated on the right side of change.
Stock selection within IT detracted from performance.
A detractor within IT, Block, Inc. is a leading technology company that provides full-circle solutions to small businesses. The company enables digital payments, online marketplaces, shipping, and payroll services. During the year, investor sentiment rotated aggressively away from high-growth software and digital payments companies. Volatility was heightened for companies that increased capital expenditures or had exposure to cryptocurrencies. Block has modest exposure to cryptocurrencies and recently completed a strategic acquisition, which adversely affected gross profit margins in the short term. Our research indicates that Block has created a diverse financial ecosystem and has already seen improvements across its lines of businesses. We are closely monitoring fundamentals.
Ten largest holdings (%) as of July 31, 2022[1]
Microsoft Corporation	10.56
Amazon.com Incorporated	8.14
Alphabet Incorporated Class A	6.47
Visa Incorporated Class A	4.91
The Home Depot Incorporated	2.88
Cadence Design Systems Incorporated	2.76
UnitedHealth Group Incorporated	2.52
Waste Connections Incorporated	2.18
Union Pacific Corporation	2.13
Chipotle Mexican Grill Incorporated	2.06
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.
Also within IT, competitive concerns and lowered guidance pressured shares of PayPal Holdings, Inc. During the pandemic, the company experienced a significant pull forward in new user growth and transaction volumes, resulting in difficult comparisons for the company to exceed. As brick-and-mortar sales recovered and the growth of

*	The Russell 1000 ® Growth Index measures the performance of those Russell 1000 companies with higher price/book ratios and higher forecasted growth values. You cannot invest directly in an index.

8  |  Allspring Discovery All Cap Growth Fund

Performance highlights (unaudited)
e-commerce transactions slowed over the past two quarters, PayPal guided down its growth expectations. Additionally, a rise of new entrants into the payments industry roused investor fears over the long-term growth prospects of established legacy payment companies. Despite the short-term headwinds, we believe key products such as Venmo remain under-monetized and could lead to strong future growth for PayPal.
Not owning Apple or Tesla, two large components of the benchmark, hurt the Fund's relative performance.
Security selection within industrials, along with select health care positions, contributed to performance.
Within industrials, shares of Waste Connections, Inc., a waste disposal company, outperformed during the year. Waste Connections operates in a defensive industry with a stable financial profile and steady cash flows. The company benefits from high barriers to entry, as environmental constraints limit the ability of competitors to create new landfills. With strong pricing power and a focus on increasing operational efficiencies, Waste Connections has consistently improved profitability and free cash flow despite higher labor and fuel costs. The company also has a successful track record of purchasing competitors with its excess free cash flow which can boost growth by consolidating the industry and driving synergies at the acquired businesses. Over the year, macro concerns over inflation and the Russia-Ukraine war shifted many investors into defensive companies with pricing power. Waste Connections has consistently reported healthy volume growth across all regions, expanded profit margins and growth in free cash flow. The role of Waste Connections as a consistent ”Core Holding” is important within our portfolio construction process, and we are confident in the company’s long-term outlook.
A leading provider of managed care and health insurance, UnitedHealth Group Inc. contributed to returns. UnitedHealth is well positioned to profitably outgrow competitors and drive strong long-term performance. A material portion of the company’s earnings today come from the Optum services segment, which is a mix of pharmacy benefits, physician services, and data analytics. Long considered a crown jewel asset for the company, Optum Health is facilitating the changing payment dynamics in the U.S. health care system toward outcomes-based metrics which focuses more on preventative health care. Additionally, the Optum business is helping to drive industry-leading member growth in the core United Health insurance business, particularly in Medicare Advantage plans. During the year, UnitedHealth reported double-digit growth within Medicare Advantage, Medicaid, and Optum Health plans. By expanding into additional new markets globally while improving the quality of coverage provided, we believe UnitedHealth is a “Core Holding” poised for consistent long-term growth.
Sector allocation as of July 31, 2022[1]
[1]	Figures represent the percentage of the Fund's long-term investments. These amounts are subject to change and may have changed since the date specified.
Maintaining focus on bottom-up fundamentals.
Since the onset of the pandemic, we have seen volatile swings in market leadership as macro sentiment drove returns, disconnecting stock prices from underlying fundamentals. Our fundamentally based investment process can be challenged during these environments. It is our experience that these periods are often temporary in nature and can set the Fund up for strong performance in the future. Over the long term, we believe the growth of an underlying business is the dominant driver of equity returns.
Despite the recent focus on inflation, we do not believe the current environment represents a new long-term reality. The secular forces of demographics, debt, and disruption remain. We believe that the U.S. economy will ultimately return to slow levels of economic growth, which can be a tailwind for our investment style as businesses with superior fundamentals and sustainable growth are rewarded. Late in the period, we began to see evidence of this shift and a normalization of conditions for the Fund’s holdings.
As investors focused on companies on the right side of change, we focus on a long-term time horizon. Despite the recent volatility, many of our portfolio companies have reported favorable fundamental results. This is encouraging to us and reinforces our view that time is on our side. By remaining invested in these innovative companies, the portfolio is positioned to generate favorable compounding as fundamentals drive stock prices over the long term.

Allspring Discovery All Cap Growth Fund  |  9

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from February 1, 2022 to July 31, 2022.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 2-1-2022	Ending account value 7-31-2022	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$ 824.51	$5.65	1.25%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.60	$6.26	1.25%
Class C
Actual	$1,000.00	$ 821.56	$8.90	1.97%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.03	$9.84	1.97%
Class R
Actual	$1,000.00	$ 823.58	$6.74	1.49%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.41	$7.45	1.49%
Administrator Class
Actual	$1,000.00	$ 825.34	$4.84	1.07%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.49	$5.36	1.07%
Institutional Class
Actual	$1,000.00	$ 826.30	$3.85	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.58	$4.26	0.85%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half-year period).

10  |  Allspring Discovery All Cap Growth Fund

Portfolio of investments—July 31, 2022

	Shares	Value
Common stocks: 98.51%
Communication services: 12.35%
Entertainment: 2.97%
Roku Incorporated †	43,200	$ 2,830,464
Spotify Technology SA †	96,000	10,849,920
Warner Music Group Corporation Class A	312,000	9,360,000
		23,040,384
Interactive media & services: 9.38%
Alphabet Incorporated Class A †	430,940	50,126,941
Alphabet Incorporated Class C †	39,700	4,630,608
Match Group Incorporated †	135,332	9,921,189
ZoomInfo Technologies Incorporated †	211,000	7,994,790
		72,673,528
Consumer discretionary: 18.74%
Auto components: 1.16%
Aptiv plc †	85,900	9,010,051
Automobiles: 1.37%
Ferrari NV	50,100	10,582,623
Hotels, restaurants & leisure: 2.06%
Chipotle Mexican Grill Incorporated †	10,200	15,955,044
Internet & direct marketing retail: 10.06%
Amazon.com Incorporated †	467,280	63,059,436
Doordash Incorporated †	55,400	3,864,150
MercadoLibre Incorporated †	13,542	11,019,261
		77,942,847
Specialty retail: 2.88%
The Home Depot Incorporated	74,113	22,303,566
Textiles, apparel & luxury goods: 1.21%
lululemon athletica Incorporated †	30,300	9,408,453
Financials: 2.65%
Capital markets: 2.65%
Intercontinental Exchange Incorporated	111,130	11,334,149
MarketAxess Holdings Incorporated	33,863	9,169,423
		20,503,572
Health care: 12.96%
Health care equipment & supplies: 7.87%
Abiomed Incorporated †	29,600	8,673,097
Align Technology Incorporated †	33,834	9,506,339
DexCom Incorporated †	155,200	12,738,816
Edwards Lifesciences Corporation †	107,200	10,777,888
Inari Medical Incorporated †	77,200	5,989,176
Intuitive Surgical Incorporated †	57,800	13,303,826
		60,989,142
The accompanying notes are an integral part of these financial statements.

Allspring Discovery All Cap Growth Fund  |  11

Portfolio of investments—July 31, 2022

	Shares	Value
Health care providers & services: 4.28%
Centene Corporation †	146,800	$ 13,647,996
UnitedHealth Group Incorporated	35,969	19,507,427
		33,155,423
Life sciences tools & services: 0.81%
Bio-Techne Corporation	16,400	6,318,592
Industrials: 7.20%
Commercial services & supplies: 2.18%
Waste Connections Incorporated	126,698	16,897,712
Machinery: 1.25%
Deere & Company	28,200	9,677,676
Professional services: 1.64%
Equifax Incorporated	60,700	12,680,837
Road & rail: 2.13%
Union Pacific Corporation	72,657	16,514,936
Information technology: 40.89%
Communications equipment: 1.80%
Motorola Solutions Incorporated	58,500	13,957,515
Electronic equipment, instruments & components: 3.95%
Cognex Corporation	146,100	7,448,178
Teledyne Technologies Incorporated †	31,700	12,407,380
Zebra Technologies Corporation Class A †	30,000	10,730,700
		30,586,258
IT services: 13.51%
Adyen NV ADR †	454,500	8,190,090
Block Incorporated Class A †	127,667	9,710,352
Fiserv Incorporated †	134,640	14,228,755
Globant SA †	28,600	5,698,264
MongoDB Incorporated †	38,100	11,905,107
PayPal Holdings Incorporated †	128,438	11,113,740
Snowflake Incorporated Class A †	38,800	5,816,508
Visa Incorporated Class A	179,399	38,052,322
		104,715,138
Semiconductors & semiconductor equipment: 1.31%
Advanced Micro Devices Incorporated †	107,200	10,127,184
Software: 20.32%
Atlassian Corporation plc Class A †	46,500	9,733,380
Bill.com Holdings Incorporated †	74,100	10,009,428
Cadence Design Systems Incorporated †	115,000	21,399,200
Crowdstrike Holdings Incorporated Class A †	62,800	11,530,080
Datadog Incorporated Class A †	77,600	7,915,976
Microsoft Corporation	291,450	81,821,673
ServiceNow Incorporated †	33,600	15,007,776
		157,417,513
The accompanying notes are an integral part of these financial statements.

12  |  Allspring Discovery All Cap Growth Fund

Portfolio of investments—July 31, 2022

	Shares	Value
Materials: 1.92%
Chemicals: 1.92%
The Sherwin-Williams Company	61,362	$ 14,845,922
Real estate: 1.80%
Equity REITs: 1.80%
SBA Communications Corporation	41,600	13,968,864
Total Common stocks (Cost $471,690,679)		763,272,780

		Yield
Short-term investments: 1.64%
Investment companies: 1.64%
Allspring Government Money Market Fund Select Class ♠∞		1.76%	12,712,088	12,712,088
Total Short-term investments (Cost $12,712,088)				12,712,088
Total investments in securities (Cost $484,402,767)	100.15%			775,984,868
Other assets and liabilities, net	(0.15)			(1,149,209)
Total net assets	100.00%			$774,835,659

†	Non-income-earning security
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
ADR	American depositary receipt
REIT	Real estate investment trust
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$3,533,406	$215,259,821	$(206,081,139)	$0	$0	$ 12,712,088	12,712,088	$ 33,800
Investments in affiliates no longer held at end of period
Securities Lending Cash Investments LLC	0	36,828,950	(36,828,950)	0	0	0	0	1,125 #
				$0	$0	$12,712,088		$34,925

#	Amount shown represents income before fees and rebates.
The accompanying notes are an integral part of these financial statements.

Allspring Discovery All Cap Growth Fund  |  13

Statement of assets and liabilities—July 31, 2022

Assets
Investments in unaffiliated securities, at value (cost $471,690,679)	$ 763,272,780
Investments in affiliated securities, at value (cost $12,712,088)	12,712,088
Receivable for dividends	77,541
Receivable for Fund shares sold	32,684
Prepaid expenses and other assets	58,910
Total assets	776,154,003
Liabilities
Payable for Fund shares redeemed	515,368
Management fee payable	468,046
Shareholder servicing fees payable	139,717
Administration fees payable	123,815
Distribution fees payable	4,424
Trustees’ fees and expenses payable	739
Accrued expenses and other liabilities	66,235
Total liabilities	1,318,344
Total net assets	$774,835,659
Net assets consist of
Paid-in capital	$ 428,071,272
Total distributable earnings	346,764,387
Total net assets	$774,835,659
Computation of net asset value and offering price per share
Net assets – Class A	$ 670,220,898
Shares outstanding – Class A1	12,656,917
Net asset value per share – Class A	$52.95
Maximum offering price per share – Class A2	$56.18
Net assets – Class C	$ 6,677,577
Shares outstanding – Class C1	234,263
Net asset value per share – Class C	$28.50
Net assets – Class R	$ 3,448,250
Shares outstanding – Class R1	71,226
Net asset value per share – Class R	$48.41
Net assets – Administrator Class	$ 23,916,503
Shares outstanding – Administrator Class[1]	399,147
Net asset value per share – Administrator Class	$59.92
Net assets – Institutional Class	$ 70,572,431
Shares outstanding – Institutional Class[1]	1,119,702
Net asset value per share – Institutional Class	$63.03
[1]	The Fund has an unlimited number of authorized shares.
[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

14  |  Allspring Discovery All Cap Growth Fund

Statement of operations—year ended July 31, 2022

Investment income
Dividends (net of foreign withholdings taxes of $21,573)	$ 3,525,639
Income from affiliated securities	47,355
Total investment income	3,572,994
Expenses
Management fee	7,703,458
Administration fees
Class A	1,797,621
Class C	21,821
Class R	9,303
Administrator Class	39,957
Institutional Class	127,350
Shareholder servicing fees
Class A	2,139,869
Class C	25,801
Class R	10,680
Administrator Class	71,102
Distribution fees
Class C	75,943
Class R	10,680
Custody and accounting fees	46,820
Professional fees	41,864
Registration fees	55,132
Shareholder report expenses	69,737
Trustees’ fees and expenses	20,098
Other fees and expenses	18,033
Total expenses	12,285,269
Less: Fee waivers and/or expense reimbursements
Fund-level	(13,055)
Class A	(62,548)
Class C	(47)
Class R	(57)
Administrator Class	(21,096)
Institutional Class	(73,505)
Net expenses	12,114,961
Net investment loss	(8,541,967)
Realized and unrealized gains (losses) on investments
Net realized gains on investments	104,462,254
Net change in unrealized gains (losses) on investments	(409,078,683)
Net realized and unrealized gains (losses) on investments	(304,616,429)
Net decrease in net assets resulting from operations	$(313,158,396)
The accompanying notes are an integral part of these financial statements.

Allspring Discovery All Cap Growth Fund  |  15

Statement of changes in net assets

	Year ended July 31, 2022		Year ended July 31, 2021
Operations
Net investment loss		$ (8,541,967)		$ (9,209,315)
Payment from affiliate		0		77,039
Net realized gains on investments		104,462,254		125,000,255
Net change in unrealized gains (losses) on investments		(409,078,683)		214,581,974
Net increase (decrease) in net assets resulting from operations		(313,158,396)		330,449,953
Distributions to shareholders from
Net investment income and net realized gains
Class A		(121,148,916)		(52,646,623)
Class C		(2,406,526)		(1,658,736)
Class R		(676,869)		(283,298)
Administrator Class		(3,927,696)		(1,791,540)
Institutional Class		(11,872,753)		(5,339,881)
Total distributions to shareholders		(140,032,760)		(61,720,078)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	219,171	15,490,689	350,374	25,590,993
Class C	28,194	1,043,099	14,718	664,929
Class R	6,255	363,627	11,943	814,900
Administrator Class	11,839	836,637	48,988	3,916,369
Institutional Class	200,533	15,639,020	195,561	16,423,930
		33,373,072		47,411,121
Reinvestment of distributions
Class A	1,570,459	116,182,478	720,490	50,390,977
Class C	60,148	2,406,526	39,414	1,656,177
Class R	9,970	675,390	4,084	265,103
Administrator Class	44,622	3,731,324	20,456	1,592,066
Institutional Class	133,993	11,768,627	65,296	5,297,486
		134,764,345		59,201,809
Payment for shares redeemed
Class A	(1,343,090)	(89,808,431)	(1,180,768)	(86,101,997)
Class C	(173,239)	(7,232,231)	(279,810)	(12,508,398)
Class R	(12,968)	(761,541)	(24,737)	(1,723,435)
Administrator Class	(57,641)	(4,435,541)	(69,000)	(5,807,302)
Institutional Class	(413,787)	(29,889,860)	(280,092)	(23,718,471)
		(132,127,604)		(129,859,603)
Net increase (decrease) in net assets resulting from capital share transactions		36,009,813		(23,246,673)
Total increase (decrease) in net assets		(417,181,343)		245,483,202
Net assets
Beginning of period		1,192,017,002		946,533,800
End of period		$ 774,835,659		$1,192,017,002
The accompanying notes are an integral part of these financial statements.

16  |  Allspring Discovery All Cap Growth Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended July 31
Class A	2022	2021	2020	2019	2018
Net asset value, beginning of period	$83.33	$64.95	$55.19	$54.77	$49.43
Net investment loss	(0.60) [1]	(0.65)	(0.38) [1]	(0.33) [1]	(0.32) [1]
Payment from affiliate	0.00	0.00 [2]	0.00	0.00	0.00
Net realized and unrealized gains (losses) on investments	(19.62)	23.40	13.24	6.56	12.57
Total from investment operations	(20.22)	22.75	12.86	6.23	12.25
Distributions to shareholders from
Net realized gains	(10.16)	(4.37)	(3.10)	(5.81)	(6.91)
Net asset value, end of period	$52.95	$83.33	$64.95	$55.19	$54.77
Total return[3]	(27.73)%	36.32% [4]	24.55%	13.89%	26.86%
Ratios to average net assets (annualized)
Gross expenses	1.26%	1.26%	1.28%	1.28%	1.28%
Net expenses	1.25%	1.26%	1.28%	1.28%	1.28%
Net investment loss	(0.89)%	(0.90)%	(0.68)%	(0.64)%	(0.63)%
Supplemental data
Portfolio turnover rate	27%	24%	23%	39%	48%
Net assets, end of period (000s omitted)	$670,221	$1,017,512	$800,199	$714,411	$662,751

[1]	Calculated based upon average shares outstanding
[2]	Amount is less than $0.005.
[3]	Total return calculations do not include any sales charges.
[4]	During the year ended July 31, 2021, the Fund received a payment from an affiliate which had a 0.005% impact on the total return. See Note 4 in the Notes to Financial Statements for additional information.
The accompanying notes are an integral part of these financial statements.

Allspring Discovery All Cap Growth Fund  |  17

Financial highlights
(For a share outstanding throughout each period)
	Year ended July 31
Class C	2022	2021	2020	2019	2018
Net asset value, beginning of period	$49.82	$40.52	$35.83	$38.02	$36.47
Net investment loss	(0.63) [1]	(0.72) [1]	(0.50) [1]	(0.48) [1]	(0.50) [1]
Payment from affiliate	0.00	0.23	0.00	0.00	0.00
Net realized and unrealized gains (losses) on investments	(10.53)	14.16	8.29	4.10	8.96
Total from investment operations	(11.16)	13.67	7.79	3.62	8.46
Distributions to shareholders from
Net realized gains	(10.16)	(4.37)	(3.10)	(5.81)	(6.91)
Net asset value, end of period	$28.50	$49.82	$40.52	$35.83	$38.02
Total return[2]	(28.27)%	35.74% [3]	23.61%	13.04%	25.88%
Ratios to average net assets (annualized)
Gross expenses	1.98%	2.01%	2.03%	2.03%	2.03%
Net expenses	1.98%	2.01%	2.03%	2.03%	2.03%
Net investment loss	(1.62)%	(1.63)%	(1.42)%	(1.40)%	(1.38)%
Supplemental data
Portfolio turnover rate	27%	24%	23%	39%	48%
Net assets, end of period (000s omitted)	$6,678	$15,900	$22,077	$26,122	$62,074

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
[3]	During the year ended July 31, 2021, the Fund received a payment from an affiliate which had a 0.62% impact on the total return. See Note 4 in the Notes to Financial Statements for additional information.
The accompanying notes are an integral part of these financial statements.

18  |  Allspring Discovery All Cap Growth Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended July 31
Class R	2022	2021	2020	2019	2018
Net asset value, beginning of period	$77.22	$60.60	$51.82	$51.92	$47.30
Net investment loss	(0.70) [1]	(0.76) [1]	(0.47) [1]	(0.43) [1]	(0.43) [1]
Net realized and unrealized gains (losses) on investments	(17.95)	21.75	12.35	6.14	11.96
Total from investment operations	(18.65)	20.99	11.88	5.71	11.53
Distributions to shareholders from
Net realized gains	(10.16)	(4.37)	(3.10)	(5.81)	(6.91)
Net asset value, end of period	$48.41	$77.22	$60.60	$51.82	$51.92
Total return	(27.91)%	36.01%	24.24%	13.63%	26.53%
Ratios to average net assets (annualized)
Gross expenses	1.49%	1.49%	1.52%	1.53%	1.53%
Net expenses	1.49%	1.49%	1.52%	1.53%	1.53%
Net investment loss	(1.13)%	(1.12)%	(0.91)%	(0.88)%	(0.88)%
Supplemental data
Portfolio turnover rate	27%	24%	23%	39%	48%
Net assets, end of period (000s omitted)	$3,448	$5,249	$4,647	$6,097	$7,494

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.

Allspring Discovery All Cap Growth Fund  |  19

Financial highlights
(For a share outstanding throughout each period)
	Year ended July 31
Administrator Class	2022	2021	2020	2019	2018
Net asset value, beginning of period	$92.83	$71.80	$60.58	$59.39	$52.99
Net investment loss	(0.55)	(0.62)	(0.30) [1]	(0.25) [1]	(0.25) [1]
Net realized and unrealized gains (losses) on investments	(22.20)	26.02	14.62	7.25	13.56
Total from investment operations	(22.75)	25.40	14.32	7.00	13.31
Distributions to shareholders from
Net realized gains	(10.16)	(4.37)	(3.10)	(5.81)	(6.91)
Net asset value, end of period	$59.92	$92.83	$71.80	$60.58	$59.39
Total return	(27.61)%	36.55%	24.78%	14.12%	27.07%
Ratios to average net assets (annualized)
Gross expenses	1.16%	1.18%	1.20%	1.20%	1.20%
Net expenses	1.09%	1.09%	1.09%	1.10%	1.10%
Net investment loss	(0.73)%	(0.73)%	(0.49)%	(0.45)%	(0.45)%
Supplemental data
Portfolio turnover rate	27%	24%	23%	39%	48%
Net assets, end of period (000s omitted)	$23,917	$37,163	$28,712	$26,141	$24,140

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.

20  |  Allspring Discovery All Cap Growth Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended July 31
Institutional Class	2022	2021	2020	2019	2018
Net asset value, beginning of period	$96.91	$74.62	$62.69	$61.10	$54.21
Net investment loss	(0.29)	(0.40)	(0.16) [1]	(0.12) [1]	(0.11) [1]
Net realized and unrealized gains (losses) on investments	(23.43)	27.06	15.19	7.52	13.91
Total from investment operations	(23.72)	26.66	15.03	7.40	13.80
Distributions to shareholders from
Net realized gains	(10.16)	(4.37)	(3.10)	(5.81)	(6.91)
Net asset value, end of period	$63.03	$96.91	$74.62	$62.69	$61.10
Total return	(27.44)%	36.87%	25.09%	14.39%	27.39%
Ratios to average net assets (annualized)
Gross expenses	0.93%	0.93%	0.95%	0.95%	0.95%
Net expenses	0.85%	0.85%	0.85%	0.85%	0.85%
Net investment loss	(0.49)%	(0.49)%	(0.25)%	(0.20)%	(0.20)%
Supplemental data
Portfolio turnover rate	27%	24%	23%	39%	48%
Net assets, end of period (000s omitted)	$70,572	$116,193	$90,900	$75,456	$64,792

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.

Allspring Discovery All Cap Growth Fund  |  21

Notes to financial statements
1. ORGANIZATION
Allspring Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Discovery All Cap Growth Fund (formerly, Allspring Omega Growth Fund) (the "Fund") which is a diversified series of the Trust.
Effective on November 1, 2021, the sale transaction of Wells Fargo Asset Management ("WFAM") by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. was closed. In connection with the closing of the transaction, WFAM became known as Allspring Global Investments (“Allspring”) and various entities that provided services to the Fund changed their names to "Allspring", including Allspring Funds Management, LLC, the investment manager to the Fund, Allspring Global Investments, LLC and Allspring Global Investments (UK) Limited, both registered investment advisers providing subadvisory services to certain funds, and Allspring Funds Distributor, LLC, the Fund's principal underwriter. Consummation of the transaction resulted in a new investment management agreement and subadvisory agreement which became effective on November 1, 2021.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Allspring Global Investments Pricing Committee at Allspring Funds Management, LLC ("Allspring Funds Management"). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Allspring Global Investments Pricing Committee which may include items for ratification.
Foreign currency translation
The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Allspring Global Investments Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

22  |  Allspring Discovery All Cap Growth Fund

Notes to financial statements
Securities lending
The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the "Securities Lending Fund"), an affiliated non-registered investment company. Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.
In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Distributions to shareholders
Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of July 31, 2022, the aggregate cost of all investments for federal income tax purposes was $485,502,543 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$365,943,965
Gross unrealized losses	(75,461,640)
Net unrealized gains	$290,482,325

Allspring Discovery All Cap Growth Fund  |  23

Notes to financial statements
Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassification is due to net operating loss. At July 31, 2022, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:
Paid-in capital	Total distributable earnings
$(6,082,539)	$6,082,539
 As of July 31, 2022, the Fund had a qualified late-year ordinary loss of $4,237,579 which will be recognized on the first day of the following fiscal year.
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of July 31, 2022:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Communication services	$ 95,713,912	$0	$0	$ 95,713,912
Consumer discretionary	145,202,584	0	0	145,202,584
Financials	20,503,572	0	0	20,503,572
Health care	100,463,157	0	0	100,463,157
Industrials	55,771,161	0	0	55,771,161
Information technology	316,803,608	0	0	316,803,608
Materials	14,845,922	0	0	14,845,922
Real estate	13,968,864	0	0	13,968,864
Short-term investments
Investment companies	12,712,088	0	0	12,712,088
Total assets	$775,984,868	$0	$0	$775,984,868
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.

24  |  Allspring Discovery All Cap Growth Fund

Notes to financial statements
For the year ended July 31, 2022, the Fund did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $500 million	0.800%
Next $500 million	0.750
Next $1 billion	0.700
Next $2 billion	0.675
Next $1 billion	0.650
Next $3 billion	0.640
Next $2 billion	0.615
Next $2 billion	0.605
Next $4 billion	0.580
Over $16 billion	0.555
For the year ended July 31, 2022, the management fee was equivalent to an annual rate of 0.77% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC ("Allspring Investments"), an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.45% and declining to 0.30% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.21%
Class C	0.21
Class R	0.21
Administrator Class	0.13
Institutional Class	0.13
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded

Allspring Discovery All Cap Growth Fund  |  25

Notes to financial statements
its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through November 30, 2022 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. As of July 31, 2022, the contractual expense caps are as follows:
Expense ratio caps
Class A	1.26%
Class C	2.01
Class R	1.51
Administrator Class	1.10
Institutional Class	0.85
Prior to December 1, 2021, the Fund's expenses were contractually capped at 1.30%, 2.05% and 1.55% for Class A, Class C and Class R, respectively.
Distribution fees
The Trust has adopted a distribution plan for Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C and Class R shares and paid to Allspring Funds Distributor, LLC ("Allspring Funds Distributor"), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate of 0.75% of the average daily net assets of Class C shares and 0.25% of the average daily net assets of Class R shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended July 31, 2022, Allspring Funds Distributor received $8,349 from the sale of Class A shares and $19 in contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class A shares for the year ended July 31, 2022.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Class R, and Administrator Class are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates, and to certain entities that were affiliates of the Fund until November 1, 2021.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
Other transactions
On August 14, 2020, Class A and Class C of the Fund was reimbursed by Allspring Funds Management in the amount of $4,497 and $72,542, respectively. The reimbursements were made in connection with resolving certain fee reimbursements.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended July 31, 2022 were $269,650,477 and $390,841,493, respectively.
6. SECURITIES LENDING TRANSACTIONS
The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated

26  |  Allspring Discovery All Cap Growth Fund

Notes to financial statements
short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Allspring Funds Management and is subadvised by Allspring Investments. Allspring Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Allspring Funds Management are paid to Allspring Investments for its services as subadviser.
In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of July 31, 2022, the Fund did not have any securities on loan.
7. BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee equal based on the unused balance is allocated to each participating fund.
For the year ended July 31, 2022, there were no borrowings by the Fund under the agreement.
8. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid was $140,032,760 and $61,720,078 of long-term capital gain for the years ended July 31, 2022 and July 31, 2021, respectively.
As of July 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed long-term gain	Unrealized gains	Late-year ordinary losses deferred
$60,535,713	$290,482,325	$(4,237,579)
9. CONCENTRATION RISKS
As of the end of the period, the Fund concentrated its portfolio of investments in the information technology sector. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.
10. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
11. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.

Allspring Discovery All Cap Growth Fund  |  27

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Discovery All Cap Growth Fund (formerly, Wells Fargo Omega Growth Fund) (the Fund), one of the funds constituting Allspring Funds Trust (formerly, Wells Fargo Funds Trust), including the portfolio of investments, as of July 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the  financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of July 31, 2022, by correspondence with the custodian and transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
September 27, 2022

28  |  Allspring Discovery All Cap Growth Fund

Other information (unaudited)
TAX INFORMATION
Pursuant to Section 852 of the Internal Revenue Code, $140,032,760 was designated as a 20% rate gain distribution for the fiscal year ended July 31, 2022.
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Allspring Discovery All Cap Growth Fund  |  29

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 136 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

30  |  Allspring Discovery All Cap Growth Fund

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously taught at Cornell University from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. McKnight Foundation Consultant, November 2020 to February 2021. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Consultant (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Allspring Discovery All Cap Growth Fund  |  31

Other information (unaudited)
Officers2
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	President, Chief Executive Officer and Director of Allspring Funds Management, LLC since 2017 and co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, since 2019. Prior thereto, Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014. In addition, Mr. Owen was an Executive Vice President of Wells Fargo & Company from 2014 to 2021.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Kate McKinley (Born 1977)	Chief Legal Officer, since 2021	Chief Legal Officer of Allspring Global Investments since 2021. Prior thereto, held various roles at State Street Global Advisors beginning in 2010, including serving as Senior Vice President and General Counsel from 2019 to 2021, and Chief Operating Officer of the Institutional Client Group from 2016 - 2019. Prior to working at State Street Global Advisors served as Assistant General Counsel for Bank of America Corporation from 2005 to 2010 and as an Associate at WilmerHale from 2002 to 2005.
Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022	Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015 Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.
Matthew Prasse (Born 1983)	Secretary, since 2021	Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.
2  For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

32  |  Allspring Discovery All Cap Growth Fund

Other information (unaudited)
LIQUIDITY RISK MANAGEMENT PROGRAM
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Allspring Funds Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series (other than the series that operate as money market funds), including the Fund, which is reasonably designed to assess and manage the Fund's liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Allspring Funds Management, LLC (“Allspring Funds Management”), the Fund's investment manager, to administer the Program, and Allspring Funds Management has established a Liquidity Risk Management Council (the "Council") composed of personnel from multiple departments within Allspring Funds Management and its affiliates to assist Allspring Funds Management in the administration of the Program.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund's liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund's investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund's assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund's “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.
At a meeting of the Board held on May 24-25, 2022, the Board received and reviewed a written report (the “Report”) from Allspring Funds Management that, among other things, addressed the operation of the Program and assessed its adequacy and effectiveness for the period from January 1, 2021 through December 31, 2021 (the “Reporting Period”). Other than extended foreign market holidays, no significant liquidity events impacting the Funds were noted in the Report. In addition, other than corporate-related changes to the Program, there were no material changes to the Program during the Reporting Period.
Allspring Funds Management determined in the Report that the Program has been implemented and operates effectively to manage each Fund’s, including the Fund’s, liquidity risk, and Allspring Funds Management continues to believe that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

Allspring Discovery All Cap Growth Fund  |  33

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-222-8222 or visit the Fund's website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2022 Allspring Global Investments Holdings, LLC. All rights reserved.
PAR-0822-00651 09-22
A211/AR211 07-22

Annual Report
July 31, 2022
Allspring Premier Large Company Growth Fund

The views expressed and any forward-looking statements are as of July 31, 2022, unless otherwise noted, and are those of the Fund's portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

Allspring Premier Large Company Growth Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring Premier Large Company Growth Fund for the 12-month period that ended July 31, 2022. Globally, stocks experienced rising volatility through the period, but overall, U.S. stocks didn’t fare as badly as non-U.S. equities while the global economy faced multiple challenges. Bonds also had poor performance during a difficult period, with major fixed income indexes all down for the 12-month period.
Earlier tailwinds provided by global stimulus programs, vaccination rollouts, and recovering consumer and corporate sentiment were more than offset by the highest rate of inflation in four decades, concerns about aggressive central bank rate hikes, more highly contagious COVID-19 variants, and the Russia-Ukraine war. The impact of already-significant supply chain disruptions was made worse by China’s COVID-19 lockdowns.
For the 12-month period, both stocks and bonds registered significant losses, with U.S. large-cap stocks faring better than non-U.S. developed market equities and emerging market stocks. Returns from fixed-income securities were also negative in a period of high inflation and sharply rising interest rates. For the period, U.S. stocks, based on the S&P 500 Index,1 lost 4.64%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned -15.26%, while the MSCI EM Index (Net) (USD)3  had weaker performance with a loss of 20.09%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -9.12%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 returned -18.45%, the Bloomberg Municipal Bond Index6 lost 6.93%, and the ICE BofA U.S. High Yield Index7 fell 7.72%.
Rising inflation, COVID, and the Russian invasion of Ukraine drove market performance.
The period began with the COVID-19 Delta variant producing outbreaks globally in August, feeding market volatility and casting doubts over the ongoing economic recovery. The U.S. economy remained strong despite the Delta variant, ongoing inflationary pressures, and worries over Hurricane Ida. Emerging market equities experienced elevated volatility, largely influenced by China’s regulatory stance. Municipal debt had its first monthly loss since February 2021. Among commodities, crude oil fell sharply as the Delta variant caused expectations to dampen. However, oil remained a leading asset-class performer for the year.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2022. ICE Data Indices, LLC. All rights reserved.

2  |  Allspring Premier Large Company Growth Fund

Letter to shareholders (unaudited)
Global markets suffered their broadest retreat in a year during September, except for commodities, as concerns over inflation and the interest rate outlook depressed investor confidence. Emerging markets declined on concerns over supply chain disruptions along with rising energy and food prices. Meanwhile, the U.S. Federal Reserve (Fed) indicated it would soon start to slow the pace of asset purchases. U.S. concerns included a congressional showdown over the debt ceiling, the 2022 federal government budget, and the infrastructure package. Meanwhile, commodities thrived in September, driven by sharply higher energy prices.
Elevated inflation pressures and the global supply bottleneck continued in October, but strong earnings provided a bright spot in the U.S., the eurozone, and many Asian countries. Government bond yields rose globally as central banks prepared to tighten monetary policy. Commodity prices continued to rise, driven by sharply higher energy costs.
In November, as COVID-19 hospitalizations rose, most major global asset classes declined. Two exceptions were U.S. investment-grade bonds and Treasury inflation-protected securities. President Biden signed a long-awaited infrastructure bill to upgrade U.S. roads, bridges, and railways. Meanwhile, the Consumer Price Index (CPI),1 a measure of domestic inflation conditions, jumped to its highest level in 31 years. While the threat of consistently high inflation led the Fed to discuss a faster pace of tapering, the Omicron strain created uncertainty. Commodities lost ground for the month, driven by sharp declines in oil prices (and energy costs in general) as well as precious metals.
Global volatility lessened in December as data indicated a lower risk of severe disease and death from the Omicron variant. Even so, several countries introduced restrictions on travel and hospitality, among other sectors, in an effort to reduce the spread. In the U.S., data indicated a stable economy overall, with robust corporate earnings. Consumer spending potential looked strong heading into 2022 on elevated household savings and the lowest household debt ratio since 1973. U.S. corporate and high-yield bonds had monthly gains while Treasuries declined. Bonds were adversely affected by the projection of multiple rate hikes in 2022 by senior Federal Open Market Committee members.
In January 2022, the main focus was on potential U.S. interest rate hikes and the Russia-Ukraine conflict. The Fed hinted that a March interest rate hike was likely. Meanwhile, Russia threatened a potential invasion of Ukraine, which could disrupt Russia’s massive energy supplies and drive demand from non-Russian oil-producing countries. Elsewhere overseas, Europe saw food and energy prices spike, leading to rising inflation. Within fixed income, corporate bonds struggled in January, underperforming government bonds, as investors focused on continued elevated inflation and ongoing uncertainty over the U.S. monetary path.
The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodity markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics. Major global stock indexes were down in February, along with global bonds overall, with ongoing high levels of volatility in March along with mixed results that favored U.S. large-cap stocks. Prices of commodities spiked, including crude oil, natural gas, wheat, and precious metals, on elevated concerns of supply shortages. All of this fed already-high inflation concerns and added to expectations of more aggressive central bank interest rate hikes. Sweeping sanctions against Russia and corporate pullouts contributed to market volatility. Despite the geopolitical turmoil, the U.S. economic outlook remained largely unchanged, with a healthy job market and indications of growth.
In April, market volatility continued, with deepening losses across major capital markets, as both the S&P 500 and MSCI ACWI (Net)2 fell 8% or more for the month. The Chinese economy struggled through a strict lockdown as the government tried to contain a major COVID-19 outbreak, creating a global ripple effect that compounded existing supply shortages. This was exacerbated by the impact of the Russia-Ukraine war on global commodities. Meanwhile, U.S. annual inflation raged at 8.5%, its highest level since 1981, and investors braced themselves for aggressive Fed monetary tightening moves.
“ Global markets suffered their broadest retreat in a year during September, except for commodities, as concerns over inflation and the interest rate outlook depressed investor confidence.”
“ The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodity markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics.”

[1]	The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.
[2]	The MSCI ACWI (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. You cannot invest directly in an index.

Allspring Premier Large Company Growth Fund  |  3

Letter to shareholders (unaudited)
Market volatility continued in May, although markets recovered ground late in the month. Value stocks continued to outperform growth stocks. The concerns that had dominated markets for months continued, including high inflation and geopolitical tensions that exacerbated high crude oil, gasoline, and food prices. In response, the Fed raised the federal funds rate by 0.50%, with broad expectations of multiple rate hikes to come. Meanwhile, highly contagious COVID-19 variants persisted. However, labor markets in the U.S., the U.K., and Europe remained strong. The U.S. recorded a 3.6% unemployment rate, although labor market participation remained low. U.S. retail sales for April, released in May, indicated a fourth consecutive monthly increase, reflecting continued consumer resilience.
A historically bad year in financial markets continued in June with stocks posting further losses enroute to their worst first half of a year in 50 years. Bonds didn't fare much better. Driving the losses were the same factors that have been at play: rising global inflation and fears of recession as central banks increase rates to try to curb inflation, which climbed above 9% in June in the U.S. The Fed raised its short-term rate by another 0.75% in June, ending the month at a 1.50%–1.75% range. Meanwhile, U.S. economic data remained relatively robust as the U.S. unemployment rate held steady at 3.6% and the housing market was only marginally affected, so far, by sharply higher mortgage rates.
Markets rebounded in July, led by U.S. stocks. While evidence began to point to an economic slowdown, and possibly a recession after two consecutive quarters of negative GDP growth, the U.S. labor market remained surprisingly robust: July nonfarm payrolls grew by more than 500,000 and U.S. unemployment dipped to 3.5%. Meanwhile, crude oil and retail gasoline prices, major contributors to recent overall inflation, fell substantially from earlier highs. And while U.S. housing market data indicated a continued rise in home prices, home sales fell as houses became less affordable with mortgage rates at a 13-year high. The Fed raised rates another 0.75% in July and forecasts pointed to continued rate increases.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Allspring Funds

For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.

4  |  Allspring Premier Large Company Growth Fund

Letter to shareholders (unaudited)
Notice to Shareholders
Russia launched a large-scale invasion of Ukraine on February 24, 2022. As a result of this military action, the United States and many other countries have instituted various economic sanctions against Russian and Belarus individuals and entities. The situation has led to increased financial market volatility and has had severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities, such as oil and natural gas. The extent and duration of the military action, resulting sanctions imposed, other punitive action taken and the resulting market disruptions cannot be easily predicted.
Our solidarity and support goes out to our impacted employees and the people affected in Ukraine and their families. Allspring has a dedicated team of investment professionals actively monitoring the situation for any new developments and the potential impact to our clients and investment products. As the situation remains fluid, we are focused on the assessment of risks, valuation, and liquidity of impacted securities. Please visit our website at allspringglobal.com and click on “Russia-Ukraine Updates” for further information.

Allspring Premier Large Company Growth Fund  |  5

Performance highlights (unaudited)
Investment objectiveThe Fund seeks long-term capital appreciation.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Robert Gruendyke, CFA®‡, Thomas C. Ognar, CFA®‡
Average annual total returns (%) as of July 31, 2022
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (EKJAX)	1-20-1998	-28.41	11.14	11.90	-24.02	12.47	12.57	1.13	1.11
Class C (EKJCX)	1-22-1998	-25.57	11.62	11.89	-24.57	11.62	11.89	1.88	1.86
Class R4 (EKJRX)[3]	11-30-2012	–	–	–	-23.61	12.87	12.94	0.85	0.80
Class R6 (EKJFX)[4]	11-30-2012	–	–	–	-23.64	13.00	13.08	0.70	0.65
Administrator Class (WFPDX)	7-16-2010	–	–	–	-23.96	12.58	12.70	1.05	1.00
Institutional Class (EKJYX)	6-30-1999	–	–	–	-23.70	12.93	13.03	0.80	0.70
Russell 1000® Growth Index	–	–	–	–	-11.93	16.30	15.95	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R4, Class R6, Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through November 30, 2022, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.11% for Class A, 1.86% for Class C, 0.80% for Class R4, 0.65% for Class R6, 1.00% for Administrator Class, and 0.70% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance shown for the Class R4 shares prior to their inception reflects the performance of the Institutional Class shares, adjusted to reflect the higher expenses applicable to the Class R4 shares.
[4]	Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.
Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6  |  Allspring Premier Large Company Growth Fund

Performance highlights (unaudited)
Growth of $10,000 investment as of July 31, 20221
[1]	The chart compares the performance of Class A shares for the most recent ten years with the Russell 1000® Growth Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

Allspring Premier Large Company Growth Fund  |  7

Performance highlights (unaudited)
MANAGER'S DISCUSSION
Fund highlights
■	The Fund underperformed its benchmark, the Russell 1000® Growth Index, for the 12-month period that ended July 31, 2022.
■	The Fund’s performance was inhibited by stocks within information technology (IT), consumer discretionary and industrials.
■	Holdings within communication services, materials, and financials aided the Fund’s performance for the period.
High inflation, rising interest rates, and geopolitical conflicts have pervaded markets.
Over the past year, investors toiled with a myriad of headwinds including high inflation, rising interest rates, uncertainty around Federal Reserve (Fed) policy, and Russia’s invasion of Ukraine. The confluence of these issues permeated the entire market, with growth stocks bearing the brunt of the carnage. The 10-year U.S. Treasury yield rose from 1.23% at the start of the period to 2.64% at period end. Higher interest rates are designed to slow down economic growth, and a moderate gross domestic product growth environment actually favors growth stocks as growth premiums tend to rise. This is the main reason that our portfolios have historically performed well during rising-rate cycles.
Russia’s attack on Ukraine added geopolitical risks to an already top-down-driven market, which muted the impact of a strong earnings season for our holdings. This has been frustrating, as many of our stocks continue to exceed expectations, yet they have not been rewarded. Nevertheless, given the contraction of valuations in our universe coupled with our companies’ dynamic innovation, we believe there is a huge opportunity going forward.
Ten largest holdings (%) as of July 31, 2022[1]
Microsoft Corporation	13.05
Alphabet Incorporated Class A	8.71
Amazon.com Incorporated	6.80
MasterCard Incorporated Class A	4.52
Apple Incorporated	4.16
UnitedHealth Group Incorporated	1.85
Monolithic Power Systems Incorporated	1.77
Deckers Outdoor Corporation	1.74
Repligen Corporation	1.74
Alphabet Incorporated Class C	1.71
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.
Select IT, consumer discretionary, and industrials stocks hindered relative performance.
Higher interest rates and inflation adversely affected higher growth stocks. Weakness in the Fund came from select software and internet stocks in key areas including digital advertising, gaming development, and application performance monitoring. Elsewhere within IT, our sizeable underweight to Apple Inc., impeded relative performance, as the stock outperformed the benchmark during the period. Investors flocked to the company as a perceived safe haven amid a risk-off environment for other higher-growth technology companies. Other detractors within consumer discretionary included Floor and Décor Holdings, Inc., a specialty retailer of hardwood flooring, which fell in conjunction with other housing-related stocks amid rising mortgage rates and higher inflation. Specialty footwear maker Crocs, Inc.*, retraced after issuing weaker guidance, citing supply chain and inventory disruptions. Within the industrials sector, Generac Holdings Inc. retraced 36% during the period. Nevertheless, we remain attracted to its growth profile given its strong backlog for home standby generators and nascent clean energy storage opportunity, a segment of its business that we feel is underappreciated.
Communication services, materials and financials contributed to Fund performance.
Stocks within the communication services sector aided relative performance during the period. Our underweight to Meta Platforms aided relative performance, as the stock fell 55% during the period. Recently, the company has faced several challenges that have weighed on the stock, such as increased media scrutiny (claiming that the company promotes harmful, divisive content), iOS advertising headwinds, and competition from TikTok. Elsewhere within financials, broker-dealer LPL Financial Holdings benefited as more financial advisors move from traditional wirehouses toward the independent and registered investment advisor channels. It also benefits from a rising-rate environment from margin and bank sweep balances. Within materials, Linde PLC performed well after generating better-than-

*	This security was no longer held at the end of the reporting period.

8  |  Allspring Premier Large Company Growth Fund

Performance highlights (unaudited)
expected revenue growth aided by both favorable pricing and higher volumes across all geographies.
Sector allocation as of July 31, 2022[1]
[1]	Figures represent the percentage of the Fund's long-term investments. These amounts are subject to change and may have changed since the date specified.
Areas of focus remain in sustainable and dynamic growth opportunities.
The portfolio has a strategic tilt toward diversification and sustainable growth. We continue to look for proven business models that are not dependent on capital markets to fund profitless growth over the long-term. While Inflation has hurt our portfolios over the past 18 months, we believe many of our companies are positioned well should it persist. We continue to take advantage where inflation is causing disruption and seek to capitalize on dynamic growth opportunities that we believe are not fully appreciated by investors. While the current top-down-driven market has been frustrating, like all cycles, it is fleeting. Given the valuation contraction of many of our stocks coupled with their dynamic innovation, we believe there is an enormous opportunity for our investors going forward. We believe that, in this type of market—when sentiment is morose, volatility is high, and market noise is deafening—investors should consider investing in our portfolio, as historically we have come out of trying times and often prevailed in the ensuing periods.

Allspring Premier Large Company Growth Fund  |  9

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from February 1, 2022 to July 31, 2022.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 2-1-2022	Ending account value 7-31-2022	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$ 868.32	$5.05	1.09%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.39	$5.46	1.09%
Class C
Actual	$1,000.00	$ 865.01	$8.51	1.84%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.67	$9.20	1.84%
Class R4
Actual	$1,000.00	$ 871.37	$3.71	0.80%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.83	$4.01	0.80%
Class R6
Actual	$1,000.00	$ 870.21	$3.01	0.65%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.57	$3.26	0.65%
Administrator Class
Actual	$1,000.00	$ 868.55	$4.63	1.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.84	$5.01	1.00%
Institutional Class
Actual	$1,000.00	$ 869.83	$3.25	0.70%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.32	$3.51	0.70%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half-year period).

10  |  Allspring Premier Large Company Growth Fund

Portfolio of investments—July 31, 2022

	Shares	Value
Common stocks: 99.06%
Communication services: 13.16%
Entertainment: 1.91%
Live Nation Entertainment Incorporated †	324,986	$ 30,545,434
Take-Two Interactive Software Incorporated †	102,200	13,565,006
		44,110,440
Interactive media & services: 11.25%
Alphabet Incorporated Class A †	1,731,780	201,440,650
Alphabet Incorporated Class C †	340,460	39,711,254
ZoomInfo Technologies Incorporated †	507,312	19,222,052
		260,373,956
Consumer discretionary: 15.44%
Hotels, restaurants & leisure: 2.16%
Airbnb Incorporated Class A †	191,278	21,228,032
Chipotle Mexican Grill Incorporated †	6,198	9,695,036
Hilton Worldwide Holdings Incorporated	148,800	19,056,816
		49,979,884
Internet & direct marketing retail: 6.80%
Amazon.com Incorporated †	1,164,860	157,197,857
Specialty retail: 3.04%
AutoZone Incorporated †	4,600	9,831,994
Five Below Incorporated †	18,346	2,331,226
Floor & Decor Holdings Incorporated Class A †	189,159	15,240,541
Tractor Supply Company	100,600	19,262,888
Ulta Beauty Incorporated †	61,000	23,723,510
		70,390,159
Textiles, apparel & luxury goods: 3.44%
Deckers Outdoor Corporation †	128,152	40,138,488
lululemon athletica Incorporated †	126,836	39,383,846
		79,522,334
Consumer staples: 1.07%
Food & staples retailing: 1.07%
Costco Wholesale Corporation	45,800	24,791,540
Financials: 7.26%
Capital markets: 7.26%
LPL Financial Holdings Incorporated	175,876	36,919,890
MarketAxess Holdings Incorporated	65,081	17,622,633
MSCI Incorporated	49,166	23,665,562
S&P Global Incorporated	43,300	16,321,069
Stifel Financial Corporation	244,732	14,637,421
The Charles Schwab Corporation	282,247	19,489,155
Tradeweb Markets Incorporated Class A	556,650	39,254,958
		167,910,688
The accompanying notes are an integral part of these financial statements.

Allspring Premier Large Company Growth Fund  |  11

Portfolio of investments—July 31, 2022

	Shares	Value
Health care: 16.77%
Biotechnology: 3.99%
Argenx SE †	26,300	$ 9,578,723
Biohaven Pharmaceutical Holding Company †	171,123	24,987,380
Horizon Therapeutics plc †	329,362	27,327,165
Vertex Pharmaceuticals Incorporated †	108,327	30,375,974
		92,269,242
Health care equipment & supplies: 4.40%
Abbott Laboratories	129,556	14,100,877
Boston Scientific Corporation †	600,513	24,651,059
Edwards Lifesciences Corporation †	373,490	37,550,685
Insulet Corporation †	103,198	25,572,464
		101,875,085
Health care providers & services: 2.28%
Centene Corporation †	107,900	10,031,463
UnitedHealth Group Incorporated	78,837	42,756,459
		52,787,922
Health care technology: 0.51%
Veeva Systems Incorporated Class A †	52,794	11,803,683
Life sciences tools & services: 3.15%
Bio-Techne Corporation	84,843	32,688,311
Repligen Corporation †	187,985	40,108,480
		72,796,791
Pharmaceuticals: 2.44%
Royalty Pharma plc Class A	433,800	18,865,962
Zoetis Incorporated	205,510	37,515,851
		56,381,813
Industrials: 5.73%
Aerospace & defense: 1.49%
HEICO Corporation	217,915	34,367,375
Building products: 1.79%
Advanced Drainage Systems Incorporated	276,124	32,748,306
Johnson Controls International plc	160,313	8,642,474
		41,390,780
Commercial services & supplies: 0.59%
Copart Incorporated †	106,810	13,682,361
Electrical equipment: 1.64%
Generac Holdings Incorporated †	141,881	38,066,672
Machinery: 0.22%
Deere & Company	14,628	5,020,037
Information technology: 36.66%
Communications equipment: 0.94%
Arista Networks Incorporated †	187,300	21,844,799
The accompanying notes are an integral part of these financial statements.

12  |  Allspring Premier Large Company Growth Fund

Portfolio of investments—July 31, 2022

	Shares	Value
IT services: 4.90%
MasterCard Incorporated Class A	295,299	$ 104,473,833
MongoDB Incorporated †	28,267	8,832,589
		113,306,422
Semiconductors & semiconductor equipment: 8.02%
Advanced Micro Devices Incorporated †	202,415	19,122,145
Allegro MicroSystems Incorporated †	491,626	12,207,074
Enphase Energy Incorporated †	48,558	13,799,212
Microchip Technology Incorporated	417,666	28,760,481
Monolithic Power Systems Incorporated	87,906	40,851,676
NVIDIA Corporation	164,900	29,950,787
NXP Semiconductors NV	111,264	20,459,224
Qualcomm Incorporated	141,090	20,466,515
		185,617,114
Software: 18.64%
Atlassian Corporation plc Class A †	54,359	11,378,426
Avalara Incorporated †	155,507	13,594,422
Crowdstrike Holdings Incorporated Class A †	135,562	24,889,183
Dynatrace Incorporated †	646,995	24,346,422
Fair Isaac Corporation †	17,900	8,270,337
Microsoft Corporation	1,075,452	301,922,394
ServiceNow Incorporated †	77,448	34,592,924
Splunk Incorporated †	116,800	12,136,688
		431,130,796
Technology hardware, storage & peripherals: 4.16%
Apple Incorporated	592,781	96,332,840
Materials: 1.35%
Chemicals: 1.35%
Linde plc	103,732	31,327,064
Real estate: 1.62%
Equity REITs: 1.08%
SBA Communications Corporation	74,300	24,949,197
Real estate management & development: 0.54%
CBRE Group Incorporated Class A †	146,891	12,576,807
Total Common stocks (Cost $1,379,891,678)		2,291,803,658

		Yield
Short-term investments: 0.61%
Investment companies: 0.61%
Allspring Government Money Market Fund Select Class ♠∞		1.76%	14,233,380	14,233,380
Total Short-term investments (Cost $14,233,380)				14,233,380
Total investments in securities (Cost $1,394,125,058)	99.67%			2,306,037,038
Other assets and liabilities, net	0.33			7,547,832
Total net assets	100.00%			$2,313,584,870

The accompanying notes are an integral part of these financial statements.

Allspring Premier Large Company Growth Fund  |  13

Portfolio of investments—July 31, 2022

†	Non-income-earning security
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
REIT	Real estate investment trust
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$10,064,030	$675,900,274	$(671,730,924)	$0	$0	$ 14,233,380	14,233,380	$ 77,576
Investments in affiliates no longer held at end of period
Securities Lending Cash Investments LLC	19,959,385	32,157,415	(52,116,800)	0	0	0	0	9,187 #
				$0	$0	$14,233,380		$86,763

#	Amount shown represents income before fees and rebates.
The accompanying notes are an integral part of these financial statements.

14  |  Allspring Premier Large Company Growth Fund

Statement of assets and liabilities—July 31, 2022

Assets
Investments in unaffiliated securities, at value (cost $1,379,891,678)	$ 2,291,803,658
Investments in affiliated securities, at value (cost $14,233,380)	14,233,380
Receivable for investments sold	12,276,881
Receivable for Fund shares sold	836,784
Receivable for dividends	354,949
Receivable for securities lending income, net	490
Prepaid expenses and other assets	137,024
Total assets	2,319,643,166
Liabilities
Payable for investments purchased	2,327,232
Payable for Fund shares redeemed	2,016,023
Management fee payable	1,116,056
Administration fees payable	236,926
Distribution fee payable	13,401
Trustees’ fees and expenses payable	60
Accrued expenses and other liabilities	348,598
Total liabilities	6,058,296
Total net assets	$2,313,584,870
Net assets consist of
Paid-in capital	$ 1,417,158,671
Total distributable earnings	896,426,199
Total net assets	$2,313,584,870
Computation of net asset value and offering price per share
Net assets – Class A	$ 1,001,892,156
Shares outstanding – Class A1	86,808,060
Net asset value per share – Class A	$11.54
Maximum offering price per share – Class A2	$12.24
Net assets – Class C	$ 23,163,108
Shares outstanding – Class C1	3,508,779
Net asset value per share – Class C	$6.60
Net assets – Class R4	$ 128,025
Shares outstanding – Class R4[1]	10,162
Net asset value per share – Class R4	$12.60
Net assets – Class R6	$ 856,049,611
Shares outstanding – Class R6[1]	66,173,707
Net asset value per share – Class R6	$12.94
Net assets – Administrator Class	$ 22,545,863
Shares outstanding – Administrator Class[1]	1,884,803
Net asset value per share – Administrator Class	$11.96
Net assets – Institutional Class	$ 409,806,107
Shares outstanding – Institutional Class[1]	31,937,284
Net asset value per share – Institutional Class	$12.83
[1]	The Fund has an unlimited number of authorized shares.
[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

Allspring Premier Large Company Growth Fund  |  15

Statement of operations—year ended July 31, 2022

Investment income
Dividends (net of foreign withholdings taxes of $134,500)	$ 10,009,091
Income from affiliated securities	91,178
Total investment income	10,100,269
Expenses
Management fee	19,107,685
Administration fees
Class A	2,636,893
Class C	81,410
Class R4	781
Class R6	307,268
Administrator Class	59,489
Institutional Class	717,886
Shareholder servicing fees
Class A	3,137,353
Class C	95,679
Class R4	975
Administrator Class	112,554
Distribution fee
Class C	284,604
Custody and accounting fees	136,363
Professional fees	55,880
Registration fees	78,194
Shareholder report expenses	115,380
Trustees’ fees and expenses	20,099
Other fees and expenses	47,544
Total expenses	26,996,037
Less: Fee waivers and/or expense reimbursements
Fund-level	(742,984)
Class A	(131,298)
Class C	(66)
Class R4	(168)
Class R6	(213,973)
Administrator Class	(6,788)
Institutional Class	(388,088)
Net expenses	25,512,672
Net investment loss	(15,412,403)
Realized and unrealized gains (losses) on investments
Net realized gains on investments	230,342,200
Net change in unrealized gains (losses) on investments	(994,308,831)
Net realized and unrealized gains (losses) on investments	(763,966,631)
Net decrease in net assets resulting from operations	$(779,379,034)
The accompanying notes are an integral part of these financial statements.

16  |  Allspring Premier Large Company Growth Fund

Statement of changes in net assets

	Year ended July 31, 2022		Year ended July 31, 2021
Operations
Net investment loss		$ (15,412,403)		$ (17,785,602)
Net realized gains on investments		230,342,200		665,115,135
Net change in unrealized gains (losses) on investments		(994,308,831)		314,062,592
Net increase (decrease) in net assets resulting from operations		(779,379,034)		961,392,125
Distributions to shareholders from
Net investment income and net realized gains
Class A		(309,130,200)		(148,403,252)
Class C		(15,056,315)		(11,942,210)
Class R4		(291,397)		(135,124)
Class R6		(222,688,114)		(107,248,773)
Administrator Class		(13,378,433)		(6,166,075)
Institutional Class		(126,375,453)		(67,714,365)
Total distributions to shareholders		(686,919,912)		(341,609,799)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	3,310,399	50,327,381	5,587,886	98,163,377
Class C	223,387	2,029,703	332,009	3,901,258
Class R4	4,488	72,140	4,273	78,471
Class R6	8,122,366	122,467,136	4,105,502	77,478,039
Administrator Class	198,706	3,310,040	307,776	5,415,490
Institutional Class	5,740,987	88,249,584	3,331,839	62,149,111
		266,455,984		247,185,746
Reinvestment of distributions
Class A	19,056,650	289,089,373	8,581,749	138,681,054
Class C	1,669,149	14,554,977	1,066,051	11,545,329
Class R4	17,671	291,397	7,716	132,869
Class R6	12,933,032	219,214,894	6,007,269	105,607,780
Administrator Class	824,167	12,947,669	359,007	5,959,521
Institutional Class	6,622,898	111,397,139	3,347,542	58,515,035
		647,495,449		320,441,588
Payment for shares redeemed
Class A	(13,457,217)	(193,624,038)	(9,543,692)	(165,540,766)
Class C	(2,936,526)	(26,914,649)	(6,586,841)	(80,435,977)
Class R4	(82,779)	(1,205,111)	(7,604)	(144,046)
Class R6	(10,939,862)	(168,824,630)	(9,212,101)	(173,698,067)
Administrator Class	(2,451,692)	(34,510,357)	(653,236)	(11,583,117)
Institutional Class	(12,833,169)	(192,974,882)	(11,915,556)	(220,199,164)
		(618,053,667)		(651,601,137)
Net increase (decrease) in net assets resulting from capital share transactions		295,897,766		(83,973,803)
Total increase (decrease) in net assets		(1,170,401,180)		535,808,523
Net assets
Beginning of period		3,483,986,050		2,948,177,527
End of period		$ 2,313,584,870		$3,483,986,050
The accompanying notes are an integral part of these financial statements.

Allspring Premier Large Company Growth Fund  |  17

Financial highlights
(For a share outstanding throughout each period)
	Year ended July 31
Class A	2022	2021	2020	2019	2018
Net asset value, beginning of period	$19.28	$16.08	$14.19	$15.10	$15.34
Net investment loss	(0.11) [1]	(0.13) [1]	(0.07)	(0.05)	(0.05)
Net realized and unrealized gains (losses) on investments	(3.54)	5.36	3.07	1.50	3.56
Total from investment operations	(3.65)	5.23	3.00	1.45	3.51
Distributions to shareholders from
Net realized gains	(4.09)	(2.03)	(1.11)	(2.36)	(3.75)
Net asset value, end of period	$11.54	$19.28	$16.08	$14.19	$15.10
Total return[2]	(24.02)%	34.93%	22.78%	12.97%	26.54%
Ratios to average net assets (annualized)
Gross expenses	1.13%	1.13%	1.14%	1.15%	1.15%
Net expenses	1.10%	1.10%	1.10%	1.11%	1.11%
Net investment loss	(0.75)%	(0.77)%	(0.52)%	(0.40)%	(0.34)%
Supplemental data
Portfolio turnover rate	54%	48%	45%	60%	45%
Net assets, end of period (000s omitted)	$1,001,892	$1,501,805	$1,178,453	$1,050,751	$1,048,632

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.

18  |  Allspring Premier Large Company Growth Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended July 31
Class C	2022	2021	2020	2019	2018
Net asset value, beginning of period	$12.85	$11.40	$10.45	$11.87	$12.86
Net investment loss	(0.14) [1]	(0.18) [1]	(0.13) [1]	(0.12) [1]	(0.13) [1]
Net realized and unrealized gains (losses) on investments	(2.02)	3.66	2.19	1.06	2.89
Total from investment operations	(2.16)	3.48	2.06	0.94	2.76
Distributions to shareholders from
Net realized gains	(4.09)	(2.03)	(1.11)	(2.36)	(3.75)
Net asset value, end of period	$6.60	$12.85	$11.40	$10.45	$11.87
Total return[2]	(24.57)%	33.80%	21.87%	12.09%	25.68%
Ratios to average net assets (annualized)
Gross expenses	1.86%	1.87%	1.89%	1.90%	1.90%
Net expenses	1.85%	1.86%	1.86%	1.86%	1.86%
Net investment loss	(1.51)%	(1.52)%	(1.27)%	(1.14)%	(1.09)%
Supplemental data
Portfolio turnover rate	54%	48%	45%	60%	45%
Net assets, end of period (000s omitted)	$23,163	$58,524	$111,046	$153,404	$201,138

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.

Allspring Premier Large Company Growth Fund  |  19

Financial highlights
(For a share outstanding throughout each period)
	Year ended July 31
Class R4	2022	2021	2020	2019	2018
Net asset value, beginning of period	$20.58	$17.00	$14.89	$15.69	$15.75
Net investment loss	(0.08) [1]	(0.09) [1]	(0.03) [1]	(0.03)	(0.00) [1,2]
Net realized and unrealized gains (losses) on investments	(3.81)	5.70	3.25	1.59	3.69
Total from investment operations	(3.89)	5.61	3.22	1.56	3.69
Distributions to shareholders from
Net realized gains	(4.09)	(2.03)	(1.11)	(2.36)	(3.75)
Net asset value, end of period	$12.60	$20.58	$17.00	$14.89	$15.69
Total return	(23.61)%	35.30%	23.20%	13.21%	27.06%
Ratios to average net assets (annualized)
Gross expenses	0.85%	0.85%	0.86%	0.87%	0.87%
Net expenses	0.80%	0.80%	0.80%	0.80%	0.80%
Net investment loss	(0.47)%	(0.47)%	(0.20)%	(0.10)%	(0.02)%
Supplemental data
Portfolio turnover rate	54%	48%	45%	60%	45%
Net assets, end of period (000s omitted)	$128	$1,457	$1,129	$3,940	$3,727

[1]	Calculated based upon average shares outstanding
[2]	Amount is more than $(0.005).
The accompanying notes are an integral part of these financial statements.

20  |  Allspring Premier Large Company Growth Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended July 31
Class R6	2022	2021	2020	2019	2018
Net asset value, beginning of period	$21.03	$17.31	$15.12	$15.87	$15.87
Net investment income (loss)	(0.05) [1]	(0.06) [1]	(0.01)	(0.00) [1,2]	0.02 [1]
Net realized and unrealized gains (losses) on investments	(3.95)	5.81	3.31	1.61	3.73
Total from investment operations	(4.00)	5.75	3.30	1.61	3.75
Distributions to shareholders from
Net realized gains	(4.09)	(2.03)	(1.11)	(2.36)	(3.75)
Net asset value, end of period	$12.94	$21.03	$17.31	$15.12	$15.87
Total return	(23.64)%	35.49%	23.39%	13.40%	27.27%
Ratios to average net assets (annualized)
Gross expenses	0.70%	0.70%	0.71%	0.71%	0.72%
Net expenses	0.65%	0.65%	0.65%	0.65%	0.65%
Net investment income (loss)	(0.30)%	(0.32)%	(0.07)%	(0.02)%	0.12%
Supplemental data
Portfolio turnover rate	54%	48%	45%	60%	45%
Net assets, end of period (000s omitted)	$856,050	$1,179,098	$954,852	$820,383	$196,934

[1]	Calculated based upon average shares outstanding
[2]	Amount is more than $(0.005).
The accompanying notes are an integral part of these financial statements.

Allspring Premier Large Company Growth Fund  |  21

Financial highlights
(For a share outstanding throughout each period)
	Year ended July 31
Administrator Class	2022	2021	2020	2019	2018
Net asset value, beginning of period	$19.82	$16.47	$14.48	$15.35	$15.52
Net investment loss	(0.11) [1]	(0.12) [1]	(0.06) [1]	(0.04) [1]	(0.03) [1]
Net realized and unrealized gains (losses) on investments	(3.66)	5.50	3.16	1.53	3.61
Total from investment operations	(3.77)	5.38	3.10	1.49	3.58
Distributions to shareholders from
Net realized gains	(4.09)	(2.03)	(1.11)	(2.36)	(3.75)
Net asset value, end of period	$11.96	$19.82	$16.47	$14.48	$15.35
Total return	(23.96)%	35.02%	23.02%	13.02%	26.70%
Ratios to average net assets (annualized)
Gross expenses	1.04%	1.05%	1.06%	1.07%	1.07%
Net expenses	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment loss	(0.68)%	(0.67)%	(0.42)%	(0.29)%	(0.22)%
Supplemental data
Portfolio turnover rate	54%	48%	45%	60%	45%
Net assets, end of period (000s omitted)	$22,546	$65,665	$54,341	$49,042	$57,582

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.

22  |  Allspring Premier Large Company Growth Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended July 31
Institutional Class	2022	2021	2020	2019	2018
Net asset value, beginning of period	$20.90	$17.22	$15.06	$15.82	$15.84
Net investment income (loss)	(0.06) [1]	(0.07) [1]	(0.02) [1]	0.00 [1,2]	0.01 [1]
Net realized and unrealized gains (losses) on investments	(3.92)	5.78	3.29	1.60	3.72
Total from investment operations	(3.98)	5.71	3.27	1.60	3.73
Distributions to shareholders from
Net realized gains	(4.09)	(2.03)	(1.11)	(2.36)	(3.75)
Net asset value, end of period	$12.83	$20.90	$17.22	$15.06	$15.82
Total return	(23.70)%	35.43%	23.28%	13.38%	27.17%
Ratios to average net assets (annualized)
Gross expenses	0.80%	0.80%	0.81%	0.82%	0.82%
Net expenses	0.70%	0.70%	0.70%	0.70%	0.70%
Net investment income (loss)	(0.35)%	(0.37)%	(0.12)%	0.02%	0.07%
Supplemental data
Portfolio turnover rate	54%	48%	45%	60%	45%
Net assets, end of period (000s omitted)	$409,806	$677,437	$648,357	$643,578	$1,043,161

[1]	Calculated based upon average shares outstanding
[2]	Amount is less than $0.005.
The accompanying notes are an integral part of these financial statements.

Allspring Premier Large Company Growth Fund  |  23

Notes to financial statements
1. ORGANIZATION
Allspring Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Premier Large Company Growth Fund (the "Fund") which is a diversified series of the Trust.
Effective on November 1, 2021, the sale transaction of Wells Fargo Asset Management ("WFAM") by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. was closed. In connection with the closing of the transaction, WFAM became known as Allspring Global Investments (“Allspring”) and various entities that provided services to the Fund changed their names to "Allspring", including Allspring Funds Management, LLC, the investment manager to the Fund, Allspring Global Investments, LLC and Allspring Global Investments (UK) Limited, both registered investment advisers providing subadvisory services to certain funds, and Allspring Funds Distributor, LLC, the Fund's principal underwriter. Consummation of the transaction resulted in a new investment management agreement and subadvisory agreement which became effective on November 1, 2021.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Allspring Global Investments Pricing Committee at Allspring Funds Management, LLC ("Allspring Funds Management"). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Allspring Global Investments Pricing Committee which may include items for ratification.
Foreign currency translation
The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Allspring Global Investments Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

24  |  Allspring Premier Large Company Growth Fund

Notes to financial statements
Securities lending
The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the "Securities Lending Fund"), an affiliated non-registered investment company. Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.
In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Distributions to shareholders
Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of July 31, 2022, the aggregate cost of all investments for federal income tax purposes was $1,395,584,361 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$983,713,032
Gross unrealized losses	(73,260,355)
Net unrealized gains	$910,452,677

Allspring Premier Large Company Growth Fund  |  25

Notes to financial statements
Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassification is due to net operating loss. At July 31, 2022, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:
Paid-in capital	Total distributable earnings
$(8,572,999)	$8,572,999
As of July 31, 2022, the Fund had current year deferred post-October capital losses consisting of $(237,060,741) in short-term capital losses and $229,887,993 in long-term capital gains which will be recognized in the first day of the following fiscal year.
 As of July 31, 2022, the Fund had a qualified late-year ordinary loss of $6,841,340 which will be recognized on the first day of the following fiscal year.
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

26  |  Allspring Premier Large Company Growth Fund

Notes to financial statements
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of July 31, 2022:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Communication services	$ 304,484,396	$0	$0	$ 304,484,396
Consumer discretionary	357,090,234	0	0	357,090,234
Consumer staples	24,791,540	0	0	24,791,540
Financials	167,910,688	0	0	167,910,688
Health care	387,914,536	0	0	387,914,536
Industrials	132,527,225	0	0	132,527,225
Information technology	848,231,971	0	0	848,231,971
Materials	31,327,064	0	0	31,327,064
Real estate	37,526,004	0	0	37,526,004
Short-term investments
Investment companies	14,233,380	0	0	14,233,380
Total assets	$2,306,037,038	$0	$0	$2,306,037,038
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended July 31, 2022, the Fund did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $500 million	0.700%
Next $500 million	0.675
Next $1 billion	0.650
Next $2 billion	0.625
Next $1 billion	0.600
Next $3 billion	0.590
Next $2 billion	0.565
Next $2 billion	0.555
Next $4 billion	0.530
Over $16 billion	0.505
For the year ended July 31, 2022, the management fee was equivalent to an annual rate of 0.65% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC ("Allspring

Allspring Premier Large Company Growth Fund  |  27

Notes to financial statements
Investments"), an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.35% and declining to 0.275% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.21%
Class C	0.21
Class R4	0.08
Class R6	0.03
Administrator Class	0.13
Institutional Class	0.13
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through November 30, 2022 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. As of July 31, 2022, the contractual expense caps are as follows:
Expense ratio caps
Class A	1.11%
Class C	1.86
Class R4	0.80
Class R6	0.65
Administrator Class	1.00
Institutional Class	0.70
Distribution fee
The Trust has adopted a distribution plan for Class C shares pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Allspring Funds Distributor, LLC ("Allspring Funds Distributor"), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate of 0.75% of the average daily net assets of Class C shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended July 31, 2022, Allspring Funds Distributor received $14,368 from the sale of Class A shares and $1,072 in contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class A shares for the year ended July 31, 2022.

28  |  Allspring Premier Large Company Growth Fund

Notes to financial statements
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C and Administrator Class are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. Class R4 is charged a fee at an annual rate of 0.10% of its average daily net assets. A portion of these total shareholder servicing fees were paid to affiliates, and to certain entities that were affiliates of the Fund until November 1, 2021.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended July 31, 2022 were $1,585,355,442 and $1,989,141,352, respectively.
6. SECURITIES LENDING TRANSACTIONS
The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Allspring Funds Management and is subadvised by Allspring Investments. Allspring Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Allspring Funds Management are paid to Allspring Investments for its services as subadviser.
In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of July 31, 2022, the Fund did not have any securities on loan.
7. BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee equal based on the unused balance is allocated to each participating fund.
For the year ended July 31, 2022, there were no borrowings by the Fund under the agreement.
8. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended July 31, 2022 and July 31, 2021 were as follows:
	Year ended July 31
	2022	2021
Ordinary income	$ 23,871,682	$ 6,971,938
Long-term capital gain	663,048,230	334,637,861
As of July 31, 2022, the components of distributable earnings on a tax basis were as follows:
Unrealized gains	Late-year ordinary losses deferred	Post-October capital losses deferred
$910,452,677	$(6,841,340)	$(7,172,748)

Allspring Premier Large Company Growth Fund  |  29

Notes to financial statements
9. CONCENTRATION RISKS
As of the end of the period, the Fund concentrated its portfolio of investments in the information technology sector. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.
10. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
11. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.

30  |  Allspring Premier Large Company Growth Fund

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Premier Large Company Growth Fund (formerly, Wells Fargo Premier Large Company Growth Fund) (the Fund), one of the funds constituting Allspring Funds Trust (formerly, Wells Fargo Funds Trust), including the portfolio of investments, as of July 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the  financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of July 31, 2022, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
September 27, 2022

Allspring Premier Large Company Growth Fund  |  31

Other information (unaudited)
TAX INFORMATION
For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 28% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended July 31, 2022.
Pursuant to Section 852 of the Internal Revenue Code, $663,048,230 was designated as a 20% rate gain distribution for the fiscal year ended July 31, 2022.
Pursuant to Section 854 of the Internal Revenue Code, $7,872,881 of income dividends paid during the fiscal year ended July 31, 2022 has been designated as qualified dividend income (QDI).
For the fiscal year ended July 31, 2022, $23,871,682 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
Pursuant to Section 852 of the Internal Revenue Code, 100% of distributions paid from net investment income is designated as exempt-interest dividends for the fiscal year ended July 31, 2022.
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

32  |  Allspring Premier Large Company Growth Fund

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 136 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Allspring Premier Large Company Growth Fund  |  33

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously taught at Cornell University from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. McKnight Foundation Consultant, November 2020 to February 2021. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Consultant (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

34  |  Allspring Premier Large Company Growth Fund

Other information (unaudited)
Officers2
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	President, Chief Executive Officer and Director of Allspring Funds Management, LLC since 2017 and co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, since 2019. Prior thereto, Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014. In addition, Mr. Owen was an Executive Vice President of Wells Fargo & Company from 2014 to 2021.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Kate McKinley (Born 1977)	Chief Legal Officer, since 2021	Chief Legal Officer of Allspring Global Investments since 2021. Prior thereto, held various roles at State Street Global Advisors beginning in 2010, including serving as Senior Vice President and General Counsel from 2019 to 2021, and Chief Operating Officer of the Institutional Client Group from 2016 - 2019. Prior to working at State Street Global Advisors served as Assistant General Counsel for Bank of America Corporation from 2005 to 2010 and as an Associate at WilmerHale from 2002 to 2005.
Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022	Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015 Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.
Matthew Prasse (Born 1983)	Secretary, since 2021	Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.
2  For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

Allspring Premier Large Company Growth Fund  |  35

Other information (unaudited)
LIQUIDITY RISK MANAGEMENT PROGRAM
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Allspring Funds Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series (other than the series that operate as money market funds), including the Fund, which is reasonably designed to assess and manage the Fund's liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Allspring Funds Management, LLC (“Allspring Funds Management”), the Fund's investment manager, to administer the Program, and Allspring Funds Management has established a Liquidity Risk Management Council (the "Council") composed of personnel from multiple departments within Allspring Funds Management and its affiliates to assist Allspring Funds Management in the administration of the Program.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund's liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund's investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund's assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund's “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.
At a meeting of the Board held on May 24-25, 2022, the Board received and reviewed a written report (the “Report”) from Allspring Funds Management that, among other things, addressed the operation of the Program and assessed its adequacy and effectiveness for the period from January 1, 2021 through December 31, 2021 (the “Reporting Period”). Other than extended foreign market holidays, no significant liquidity events impacting the Funds were noted in the Report. In addition, other than corporate-related changes to the Program, there were no material changes to the Program during the Reporting Period.
Allspring Funds Management determined in the Report that the Program has been implemented and operates effectively to manage each Fund’s, including the Fund’s, liquidity risk, and Allspring Funds Management continues to believe that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

36  |  Allspring Premier Large Company Growth Fund

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-222-8222 or visit the Fund's website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2022 Allspring Global Investments Holdings, LLC. All rights reserved.
PAR-0822-00654 09-22
A212/AR212 07-22

ITEM 2. CODE OF ETHICS

(a) As of the end of the period covered by the report, Allspring Funds Trust has adopted a code of ethics that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(c) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in Item 2(a) above.

(d) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Allspring Funds Trust has determined that Isaiah Harris is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Harris is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a), (b), (c), (d) The following table presents aggregate fees billed in each of the last two fiscal years for services rendered to the Registrant by the Registrant’s principal accountant. These fees were billed to the registrant and were approved by the Registrant’s audit committee.

	Fiscal year ended July 31, 2022	Fiscal year ended July 31, 2021
Audit fees	$301,950	$261,020
Audit-related fees	—	—
Tax fees (1)	41,085	35,200
All other fees	—	—

	$343,035	$296,220

(1)	Tax fees consist of fees for tax compliance, tax advice, tax planning and excise tax.

(e) The Chair of the Audit Committees is authorized to pre-approve: (1) audit services for the mutual funds of Allspring Funds Trust; (2) non-audit tax or compliance consulting or training services provided to the Funds by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chair, Management shall prepare a brief description of the proposed services.

If the Chair approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(f) Not applicable

(g) Not applicable

(h) Not applicable

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. INVESTMENTS

A Portfolio of Investments for each series of Allspring Funds Trust is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Allspring Funds Trust disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the registrant is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the most recent fiscal half-year of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURES OF SECURITIES LENDING ACTIVITES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13. EXHIBITS

(a)(1) Code of Ethics.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Allspring Funds Trust

By:
/s/ Andrew Owen

Andrew Owen
President

Date: September 27, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Allspring Funds Trust

By:
/s/ Andrew Owen

Andrew Owen
President

Date: September 27, 2022

By:
/s/ Jeremy DePalma

Jeremy DePalma
Treasurer

Date: September 27, 2022